As filed with the Securities and Exchange Commission on February 1, 2012

1933 Act File No. 333-28697

1940 Act File No. 811-08243

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933	☒

Pre-Effective Amendment No.	☐

Post-Effective Amendment No. 121	☒

and/or

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940	☒

Amendment No. 122	☒

(Check appropriate box or boxes.)

Direxion Funds

33 Whitehall Street, 10th Floor

New York, New York 10004

(Exact name of Registrant as Specified in Charter)

(Address of Principal Executive Office) (Zip Code)

Registrant’s Telephone Number, including Area Code:

(646) 572-3390

Daniel D. O’Neill

33 Whitehall Street, 10th Floor

New York, New York 10004

(Name and Address of Agent for Service)

Copy to:

Adam R. Henkel	Francine J. Rosenberger
U.S. Bancorp Fund Services, LLC	K&L Gates LLP
615 East Michigan	1601 K Street, NW
Milwaukee, WI 53202	Washington, DC 20006

It is proposed that this filing will become effective (check appropriate box)

☒	immediately upon filing pursuant to paragraph (b)
☐	On (date) pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	On (date) pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

DIREXION FUNDS

CONTENTS OF REGISTRATION STATEMENT

This registration document is comprised of the following:

Cover Sheet

Contents of Registration Statement:

Combined Prospectus and Statement of Additional Information the following funds:

DIREXION INDEXED COMMODITY STRATEGY FUND

Class A (DXCTX)

Class C (DXSCX)

Institutional Class (DXCIX)

DIREXION INDEXED MANAGED FUTURES STRATEGY FUND

Class A (DXMAX)

Class C (DXMCX)

Institutional Class (DXMIX)

DIREXION CURRENCY TRENDS STRATEGY PLUS FUND

Class A (DXFTX)

Class C (DXFCX)

Institutional Class (DXFIX)

DIREXION/WILSHIRE DYNAMIC FUND

Class A (DXDWX)

Class C (DXWCX)

Institutional Class (DXDIX)

DIREXION LONG/SHORT GLOBAL IPO FUND

Class A (DXIIX)

Class C (DXGCX)

Institutional Class (DXIPX)

and

Part C of Form N-1A;

Signature Page; and

Exhibits.

PROSPECTUS

33 Whitehall Street, 10th Floor	New York, New York 10004	(800) 851-0511

DIREXION INDEXED COMMODITY STRATEGY FUND

(formerly Commodity Trends Strategy Fund)

Class A (DXCTX)

Class C (DXSCX)

Institutional Class (DXCIX)

DIREXION INDEXED MANAGED FUTURES STRATEGY FUND

Class A (DXMAX)

Class C (DXMCX)

Institutional Class (DXMIX)

DIREXION CURRENCY TRENDS STRATEGY PLUS FUND

(formerly Currency Trends Strategy Fund)

Class A (DXFTX)

Class C (DXFCX)

Institutional Class (DXFIX)

DIREXION/WILSHIRE DYNAMIC FUND

Class A (DXDWX)

Class C (DXWCX)

Institutional Class (DXDIX)

DIREXION LONG/SHORT GLOBAL IPO FUND

Class A (DXIIX)

Class C (DXGCX)

Institutional Class (DXIPX)

www.direxionfunds.com

NOTE ABOUT THE DIREXION CURRENCY TRENDS STRATEGY PLUS FUND

The Direxion Currency Trends Strategy Plus Fund (the "Currency Fund") is different from most mutual funds, because the Currency Fund seeks calendar month leveraged investment results. The pursuit of such goal has the following implications:

The Currency Fund is riskier than alternatives that do not use leverage because the Currency Fund magnifies the performance of the benchmark of an investment.

An investor who purchases shares on a day other than the last business day of a calendar month generally will receive more, or less, than 150% exposure to the target index from that point until the end of the month. The actual exposure (“beta”) is a function of the performance of the benchmark from the end of the prior calendar month based on the financial instruments used by the Currency Fund to gain leverage. If the Currency Fund’s shares are held through the end of a calendar month or months, the Currency Fund’s performance is likely to deviate from 150% of the benchmark performance. This deviation will increase with higher index volatility. However, the Currency Fund will take measures to attempt to limit any such deviation to not more than 155% exposure and not less than 145% exposure.

The return for investors that invest in the Currency Fund for periods less than a calendar month or for a different period than the calendar month may not be 150% of the return of the benchmark for such shorter period.

The Currency Fund is not suitable for all investors and is designed to be utilized only by sophisticated investors, who (a) understand the risks associated with the use of leverage and financial instruments designed to gain leverage; and (b) understand the consequences of seeking calendar month leveraged investment results.

Investors who do not understand the Currency Fund should not buy the Currency Fund.

There is no assurance that the Currency Fund will achieve its objective and an investment in the Currency Fund could lose money. No single Fund is a complete investment program.

If the Currency Fund’s underlying benchmark declines 66% or more in a given period, the Currency Funds’ investors would lose all of their money. However, Rafferty Asset Management, LLC, the investment adviser to the Currency Fund attempts to position the Currency Fund’s portfolio to ensure that the Currency Fund does not lose more than 90% of its net asset value in a given calendar month.

Please note that shares of each Fund may not be available in all states. Shares of each Fund are only available in states in which they are authorized for purchase.

Like shares of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission (“SEC”) nor has the SEC passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

            February 1, 2012

In deciding whether to invest in the funds described herein, you should rely on information in this Prospectus or the Statement of Additional Information (the “SAI”). The Direxion Funds (the “Trust”) has not authorized the use of this Prospectus in any state or jurisdiction in which such an offering may not legally be made.

SUMMARY SECTION

Direxion Indexed Commodity Strategy Fund

Investment Objective. The Direxion Indexed Commodity Strategy Fund (formerly known as the Commodity Trends Strategy Fund) (the “Fund”) seeks investment results, before fees and expenses, that track the performance of the Auspice Broad Commodity Index (the “Index”).

Fees and Expenses of the Fund. The tables that follow describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

	Class A Shares		Class C Shares	Institutional Class
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%		None	None
Maximum Deferred Sales Charge (Load) (as percentage of original purchase price or redemption proceeds, whichever is less)	1.00%	(1)	1.00%	None
Redemption Fee (as a percentage of amount redeemed on shares redeemed within 30 days of date of purchase, if applicable)	1.00%		None	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees of the Fund and the Subsidiary	0.85%		0.85%	0.85%
Distribution and/or Service (12b-1) Fees	0.25%		1.00%	None
Other Expenses of the Fund (Operating Services Fee)	0.16%		0.16%	0.16%
Acquired Fund Fees and Expenses	0.04%		0.03%	0.04%

Total Annual Fund Operating Expenses(2)	1.30%		2.04%	1.05%

(1)

If you purchased $1 million or more of Class A shares of the Fund that were not otherwise eligible for a sales charge waiver and sell your Class A shares within 24 months of purchase, you may pay a 1.00% contingent deferred sales charge at the time of sale.

(2)

Total Annual Fund Operating Expenses for the Fund do not correlate to the “Ratios to Average Net Assets: Net Expenses” provided in the “Financial Highlights” section of the statutory prospectus, which reflects the operating expenses of the Fund and does not include acquired fund fees and expenses.

Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$770	$939	$1,224	$2,032
Class C Shares	$307	$640	$1,098	$2,369
Institutional Class	$107	$334	$579	$1,283

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$675	$939	$1,224	$2,032
Class C Shares	$207	$640	$1,098	$2,369

The example does not reflect sales charges (loads) on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes to shareholders who hold Fund shares in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 0% of the average value of its portfolio.

Principal Investment Strategy

The Fund is managed to track the performance of the Index, which seeks to reflect trends (in either direction) in the commodity futures markets. The Fund will invest up to 25% of its total assets in a wholly owned and controlled subsidiary (the “Subsidiary”). The Subsidiary is subject to the same investment restrictions and limitations, and follows the same compliance policies and procedures, as the Fund. The Fund, directly and/or indirectly through the Subsidiary, primarily invests in a combination of commodity futures, commodity-linked notes and swap contracts (collectively, “Financial Instruments”). The Fund may invest directly in certain Financial Instruments, exchange-traded Funds (“ETFs”) and other investment companies that provide exposure to commodities and equity securities, as well as fixed income securities that are described below. The Fund’s return is expected to be derived principally from the changes in the value of securities and its portfolio is expected to consist principally of securities. Each of the positions in the

DIREXION FUNDS PROSPECTUS	1

Financial Instruments may be positioned either long or flat (no position) based on its price relative to its average price over a recent period, with the ability to change positions as frequently as daily if the Index is so adjusted. The Financial Instruments provide the Fund with exposure to domestic and international markets, including the markets of emerging countries.

The Fund may also invest in fixed income securities that include U.S. government securities, investment grade short-term fixed-income securities, money market instruments, overnight and fixed-term repurchase agreements, cash, and other cash equivalents with maturities of one year or less. The Fund uses the fixed-income securities as investments and to collateralize its commodity-linked derivative exposure on a day-to-day basis. As a whole, the Fund’s investments are meant to track the investment returns of the Index within the limitations of the federal tax requirements applicable to regulated investment companies.

The Fund’s use of Financial Instruments will have the economic effect of financial leverage. Financial leverage magnifies the exposure to the swings in prices of an asset class underlying a Financial Instrument and results in increased volatility, which means that the Fund will have the potential for greater gains, as well as the potential for greater losses, than if the Fund does not use the Financial Instruments that have a leveraging effect. Leveraging tends to magnify, sometimes significantly, the effect of any increase or decrease in the Fund’s exposure to an asset class and may cause the Fund’s net asset value to be volatile.

The Index may rebalance monthly based on the historical volatility of each Index component. In addition, the Index and the Fund may change the position in a component from long to having no position, or vice versa, as frequently as daily based on the prevailing trends of the component's price. For example, the Index may change the position in a component from long to having no position if there is a reversal in that component's price trend. The Fund generally repositions its portfolio holdings following each month-end in accordance with the rebalancing of the Index, but also may change the position in a component from long to having no position, or vice versa, in any given commodity on a daily basis if the Index is so adjusted.

The Fund is “non-diversified,” meaning that a relatively high percentage of its assets may be invested in a limited number of issuers of securities. References below to the Fund include the Subsidiary where the context permits or requires.

Target Index. The Auspice Broad Commodity Index aims to capture trends in the commodity markets. The Index uses a quantitative methodology to track prices of a diversified portfolio of traditional commodity futures contracts, or “components.” The 12 components are grouped into 3 sectors with the following percentage allocations as of December 31, 2011: (1) Agriculture: 41%; (2) Energy: 33%; and (3) Precious Metals: 26%. As a result of the Index’s methodology, the Index may have leveraged exposure to one or more sectors at times. The Index rebalances monthly the position size of each component. The position size that the Index takes in any component is dependent on the historical volatility of that component and the total Index value, and is independent of the volatility and position of other components in the Index. Each of the 12 components of the Index is positioned either long or flat (no position) by the Index, depending upon the direction of the price trend for that individual component. The Index will modify its position in a component from long to flat, or vice versa, as frequently as daily based on the prevailing trends of the price of the component. The Index on a rolling basis will replace expiring futures contracts based on an optimization process that selects a contract from the universe of all exchange-traded futures contracts within the next 13 month period. The Index was created to yield a benchmark value of 1000 on January 1, 2000.

The Auspice indexes are the exclusive property of Auspice Capital Advisors Ltd. (“Auspice”). Auspice and the Auspice index names are service mark(s) of Auspice or its affiliates and have been licensed for use for certain purposes by Direxion Indexed Commodity Strategy Fund. The financial securities referred to herein are not sponsored, endorsed, or promoted by Auspice, and Auspice bears no liability with respect to any such financial securities. No purchaser, seller or holder of this product, or any other person or entity, should use or refer to any Auspice trade name, trademark or service mark to sponsor, endorse, market or promote this product without first contacting Auspice to determine whether Auspice’s permission is required. Under no circumstances may any person or entity claim any affiliation with Auspice without the prior written permission of Auspice.

Principal Investment Risks

An investment in the Fund entails risk. The Fund could lose money or its performance could trail that of other investment alternatives. Rafferty cannot guarantee that the Fund will achieve its objective. In addition, the Fund presents some risks not traditionally associated with most mutual funds. It is important that investors closely review and understand these risks before making an investment in the Fund.

2	DIREXION FUNDS PROSPECTUS

Turbulence in financial markets and reduced liquidity in equity, credit and fixed income markets could negatively affect many issuers worldwide, including the Fund. There is the risk that you could lose all or a portion of your money on your investment in the Fund.

•

Active and Frequent Trading Risk — The Fund engages in active and frequent trading, leading to increased portfolio turnover, higher transaction costs, and the possibility of increased net realized capital gains, including net short-term capital gain that will be taxable to shareholders as ordinary income when distributed to them.

•

Adverse Market Conditions Risk — The performance of the Fund is designed to correlate to the performance of an index or benchmark. As a consequence, the Fund’s performance will suffer during conditions that are adverse to its investment goals.

•

Agriculture Investment Risk — The performance of the Fund in part is linked to the daily performance of the spot price of certain agricultural commodities. The Fund also may gain exposure to the agriculture sector by directly or indirectly investing in equity securities issued by companies within that sector. Investments in the agriculture sector may be highly volatile and can change quickly and unpredictably due to a number of factors, including the supply of and demand of each commodity, legislative or regulatory developments relating to food safety, political, legal, financial, accounting and tax matters and other events that the Fund cannot control. In addition, increased competition caused by economic recession, labor difficulties and changing consumer tastes and spending can affect the demand for agricultural products, and consequently the value of investments in that sector. As a result, the price of an agricultural commodity could decline, which would adversely affect an investment in the Fund if it held that commodity.

•

Commodity-Linked Derivatives Risk — The value of a commodity-linked derivative investment typically is based upon the price movements of a physical commodity and may be affected by changes in overall market movements, volatility of the underlying benchmark, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, embargoes, tariffs and international economic, political and regulatory developments. Investments in commodity-linked derivatives may be subject to greater volatility than non-derivative based investments. Commodity-linked derivatives also may be subject to credit and interest rate risks that in general affect the values of debt securities.

•

Counterparty Risk — The Fund may invest in financial instruments involving counterparties for the purpose of attempting to gain exposure to particular securities, asset classes, or an index without actually purchasing those securities or investments, or to hedge a position. The Fund may enter into swap agreements with a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. Swap agreements also may be considered to be illiquid.

•

Credit Risk — The Fund could lose money if the issuer of a debt security is unable to meet its financial obligations or goes bankrupt or if a debt security in which it has a short position is upgraded or generally improves its standing.

•

Currency Exchange Rate Risk — Changes in foreign currency exchange rates will affect the value of the Fund’s investments in securities denominated in a country’s currency and the Fund’s share price. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets. Additionally, the Fund may invest in a limited number of currencies. As a result, an increase or decrease in the value of any of these currencies would have a greater impact on the Fund’s NAV and total return than if the Fund held a more diversified number of currencies.

•

Debt Instrument Risk — The Fund may invest in, or seek exposure to, debt instruments. Debt instruments may have varying levels of sensitivity to changes in interest rates, credit risk and other factors. Many types of debt instruments are subject to prepayment risk, which is the risk that the issuer of the security will repay principal prior to the maturity date. In addition, changes in the credit quality of the issuer of a debt instrument can also affect the price of a debt instrument, as can an issuer’s default on its payment obligations. Such factors may cause the value of an investment in the Fund to decrease.

•

Derivatives Risk — The Fund uses investment techniques, including investments in derivatives, which may be considered aggressive. Investments in derivatives are subject to market risks that may cause their prices to fluctuate over time and may increase the volatility of the Fund. The use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller

DIREXION FUNDS PROSPECTUS	3

gains than otherwise would be the case. In addition, the Fund’s investments in derivatives are subject to the following risks:

Futures and Forward Contracts. There may be an imperfect correlation between the changes in market value of the securities held by the Fund and the prices of futures contracts. There may not be a liquid secondary market for the futures contracts. Forward currency transactions include the risks associated with fluctuations in currency.

Hedging Risk. If the Fund uses a hedging instrument at the wrong time or judges the market conditions incorrectly, the hedge might be unsuccessful, reduce the Fund’s investment return, or create a loss.

Swap Agreements. Interest rate swaps are subject to interest rate and credit risk. Total return swaps are subject to counterparty risk.

•

Emerging Markets Risk — Indirectly investing in emerging markets instruments involve greater risks than indirectly investing in foreign instruments in general. Risks of investing in emerging market countries include: political or social upheaval; nationalization of businesses; restrictions on foreign ownership; prohibitions on the repatriation of assets; and risks from an economy’s dependence on revenues from particular commodities or industries. In addition, currency transfer restrictions, limited potential buyers for such instruments, delays and disruption in settlement procedures and illiquidity or low volumes of transactions may make exits difficult or impossible at times.

•

Energy Investment Risk — The performance of the Fund in part is linked to the daily performance of the spot price of certain energy commodities. The Fund also may gain exposure to the energy sector by directly or indirectly investing in equity securities issued by companies within that sector. Investments in the energy sector may be highly volatile and can change quickly and unpredictably due to a number of factors, including the legislative or regulatory changes, adverse market conditions, increased competition affecting the energy sector, financial, accounting and tax matters and other events that the Fund cannot control. In addition, the value of energy commodities may fluctuate widely due to the supply and demand. As a result, the price of an energy commodity could decline, which would adversely affect an investment in the Fund if it held that commodity.

•

Equity Securities Risk — Investments in publicly issued equity securities in general are subject to market risks that may cause their prices to fluctuate over time and in turn cause the Fund’s net asset value to fluctuate.

•

Foreign Securities Risk — Indirectly investing in foreign instruments may involve greater risks than investing in domestic instruments. As a result, the Fund’s returns and net asset values may be affected to a large degree by fluctuations in currency exchange rates, political, diplomatic or economic conditions and regulatory requirements in other countries.

•

Futures Contracts Risk — The successful use of futures contracts draws upon the Adviser’s skill and experience with respect to such instruments and is subject to special risk considerations. The primary risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the futures contract; (b) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the Adviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that the counterparty will default in the performance of its obligations; and (f) if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Fund may have to sell securities at a time when it may be disadvantageous to do so.

•

Interest Rate Risk — Debt securities have varying levels of sensitivity to changes in interest rates. The longer the maturity of a security, the greater the impact a change in interest rates could have on the security’s price.

•

Leverage Risk — As part of the Fund’s principal investment strategy, the Fund will make investments in derivative instruments. These derivatives provide the economic effect of financial leverage by creating additional investment exposure, as well as the potential for greater loss. If the Fund uses leverage through activities such as borrowing, entering into short sales, purchasing securities on margin or on a “when-issued” basis or purchasing derivative instruments in an effort to increase its returns, the Fund has the risk of magnified capital losses. In addition, leverage may involve the creation of a liability that requires the Fund to pay interest.

•	Market Risk — The Fund is subject to market risks that can affect the value of its shares. These risks include political, regulatory, market and economic developments, including

4	DIREXION FUNDS PROSPECTUS

developments that impact specific economic sectors, industries or segments of the market.

•	Non-Diversification Risk — A non-diversified fund invests a high percentage of its assets in a limited number of securities, exposing the Fund to fluctuations in net asset value and total return.

•

Other Investment Companies (including Exchange-Traded Funds) Risk — Investments in the securities of other investment companies (including ETFs) may involve duplication of advisory fees and certain other expenses. By investing in another investment company or ETF, the Fund becomes a shareholder thereof. As a result, Fund shareholders indirectly bear the Fund’s proportionate share of the fees and expenses indirectly paid by shareholders of the other investment company or ETF, in addition to the fees and expenses Fund shareholders indirectly bear in connection with the Fund’s own operations. If the other investment company or ETF fails to achieve its investment objective, the value of the Fund’s investment will decline, adversely affecting the Fund’s performance. In addition, closed end investment company and ETF shares potentially may trade at a discount or a premium and are subject to brokerage and other trading costs, which could result in greater expenses to the Fund. Finally, because the value of other investment company or ETF shares depends on the demand in the market, the Adviser may not be able to liquidate the Fund’s holdings in those shares at the most optimal time, adversely affecting the Fund’s performance.

•

Precious Metals Investment Risk — The performance of the Fund in part is linked to the daily performance of the spot price of gold, silver and copper. The Fund also may gain exposure to the mining/metals sector by directly or indirectly investing in equity securities issued by companies within that sector. Investments in precious metals may be highly volatile and can change quickly and unpredictably due to a number of factors, including the supply of and demand of each metal, environmental or labor costs, political, legal, financial, accounting and tax matters and other events that the Fund cannot control. In addition, changes in international monetary policies or economic and political conditions can affect the supply of precious metals, and consequently the value of metal investments. The United States or foreign governments may pass laws or regulations limiting metal investments for strategic or other policy reasons. Further, the principal supplies of metal industries may be concentrated in a small number of countries and regions. Consequently, the price of a precious metal could decline, which would adversely affect an investment in the Fund if it held that metal.

•

Regulatory Risk — The Fund is subject to the risk that a change in U.S. law and related regulations will impact the way the Fund operates, increase the particular costs of the Fund’s operations and/or change the competitive landscape. In this regard, the Fund currently is not deemed to be a commodity pool operator or a commodity pool under the Commodity Exchange Act and is not subject to registration or regulation as such under the Commodity Exchange Act (“CEA”). Any amendment to the CEA or its related regulations that subject the Fund to additional regulation may have adverse impacts on the Fund’s operations and expenses.

•	Sector Risk — Sector Risk is the risk of the Fund holding a core portfolio of stocks invested in similar businesses which could all be affected by the same economic or market conditions.

•

Shorting Securities Risk — Short positions are designed to profit from a decline in the price of particular securities, baskets of securities or indices. The Fund will lose value if and when the instrument’s price rises – a result that is the opposite from traditional mutual funds.

•

Subsidiary Investment Risk — By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s commodity-linked derivatives investments. Since the Subsidiary is organized under the law of the Cayman Islands and is not registered with the SEC under the Investment Company Act of 1940, as amended, the Fund, as the sole investor in the Subsidiary, will not have the same protections offered to shareholders of other registered investment companies.

•

Tax Risk — The Fund intends to treat any income it may derive from commodity-linked derivatives (other than derivatives described in Revenue Rulings 2006-1 and 2006-31) and the Subsidiary as “qualifying income” under the provisions of the Internal Revenue Code of 1986, as amended, applicable to “regulated investment companies” (“RICs”) based on numerous private letter rulings (“PLRs”) provided to third parties not associated with the Fund or Rafferty (which only those parties may cite as precedent). Shareholders and potential investors should be aware, however, that, in July 2011, the Internal Revenue Service (“IRS”) suspended the issuance of such PLRs pending its re-examination of the policies underlying them, which was still ongoing at the date of this Prospectus. If, at the end of that re-examination, the IRS changes its position with respect to the conclusions reached in those PLRs, then the Fund may be required to restructure its investments to satisfy the qualifying income requirement or might cease to qualify as a RIC.

DIREXION FUNDS PROSPECTUS	5

•

Tracking Error Risk — The Fund’s return may not correlate to the return of the Index due to, among other factors, the Fund incurring operating expenses, and not being fully invested at all times as a result of cash inflows and cash reserves to meet redemptions.

•

Volatility Risk — The performance of the Fund is designed to correlate to the performances of the Index. Significant short-term price movements in the components and market sectors that make up the Index, could adversely impact the performance of both the Index and the Fund. In addition, the net asset value of the Fund over short-term periods may be more volatile than other investment options because of the Fund’s significant use of financial instruments that have a leveraging effect.

Performance

The following performance information provides some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from calendar year to calendar year for the Fund’s Class A shares. The table shows how the Fund’s average annual returns for the one-year and since inception periods compare with those of a broad-based market index for the same periods. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. The returns for the Fund’s other share classes would be different than the figures shown because each Class of shares has different expenses. Updated performance is available on the Fund’s website at www.direxionfunds.com or by calling the Fund toll-free at (800) 851-0511.

The Fund until February 1, 2012 sought investment results, before fees and expenses, that tracked the performance of the Alpha Financial Technologies Commodity Trends Indicator. As of February 1, 2012, the Fund began to seek investment results, before fees and expenses, that track the performance of the Auspice Broad Commodity Index.

Direxion Indexed Commodity Strategy Fund — Class A Shares Calendar Year Total Returns as of December 31*

*	The Fund’s year-to-date return as of December 31, 2011 was -22.43%.

During the period of time shown in the bar chart, the Fund’s highest calendar quarter return was 17.59% for the quarter ended December 31, 2010 and its lowest calendar quarter return was 16.56% for the quarter ended September 30, 2011.

Average Annual Total Returns (For the periods ended December 31, 2011)

	One Year	Since Inception (6/10/2008)
The Direxion Indexed Commodity Strategy Fund — Class A Shares
Return Before Taxes	-22.43%	-7.95%
Return After Taxes on Distributions	-22.43%	-8.22%
Return After Taxes on Distributions and Sale of Fund Shares	-14.58%	-6.77%
Auspice Broad Commodity Index
(reflects no deduction for fees, expenses or taxes)	1.78%	8.25%
AFT Commodity Trends Indicator
(reflects no deduction for fees, expenses or taxes)	-19.71%	-7.32%

Effective February 1, 2012, the Auspice Broad Commodity Index replaced the AFT Commodity Trends Indicator as the broad-based benchmark index for the Fund in connection with the change of the Fund’s name and investment objective.

After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).

Management

Investment Adviser. Rafferty Asset Management, LLC is the Fund’s investment adviser.

Portfolio Manager. The following members of Rafferty’s investment team are jointly and primarily responsible for the day-to-day management of the Fund:

Portfolio Manager	Years of Service with the Fund	Primary Title
Paul Brigandi	Since Inception in 2008	Portfolio Manager
Tony Ng	Since 2010	Portfolio Manager

Purchase and Sale of Fund Shares

You may purchase or redeem Fund shares on any business day by written request via mail (Direxion Funds – Direxion

6	DIREXION FUNDS PROSPECTUS

Indexed Commodity Strategy Fund, P.O. Box 701, Milwaukee, Wisconsin 53201-0701), by wire transfer, by telephone at (800) 851-0511, or through a financial intermediary. Purchases and redemptions by telephone are only permitted if you previously established these options on your account. The Fund accepts investments in the following minimum amounts:

Purchase Methods	Initial Purchases	Subsequent Purchases
Minimum Investment: Class A and Class C Shares Accounts	$2,500 or a lesser amount if you are a client of a securities dealer, bank or other financial institution.	$0
Minimum Investment: Retirement Accounts (401(k) plans, traditional individual retirement accounts (“IRAs”), and ROTH and Spousal IRAs)	$1,000 or a lesser amount if you are a client of a securities dealer, bank or other financial institution.	$0
Minimum Investment Institutional Class Shares Accounts	$5,000,000	$0

Tax Information

The Fund’s distributions to you are taxable, and will be taxed as ordinary income or net capital gain, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA. Distributions on investments made through those arrangements, may be taxed later upon withdrawal of assets from them.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and/or its Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Direxion Indexed Managed Futures Strategy Fund

Investment Objective. The Direxion Indexed Managed Futures Strategy Fund (“Fund”) seeks investment results, before fees and expenses, that track the performance of the Auspice Managed Futures Index (“the Index”).

Fees and Expenses of the Fund. The tables that follow describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

	Class A Shares		Class C Shares	Institutional Class Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%		None	None
Maximum Deferred Sales Charge (Load) (as percentage of original purchase price or redemption proceeds, whichever is less)	1.00%	(1)	1.00%	None
Redemption Fee (as a percentage of amount redeemed on shares redeemed within 30 days of date of purchase, if applicable)	1.00%		None	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees of the Fund and the Subsidiary	0.95%	0.95%	0.95%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None
Other Expenses of the Fund (Operating Services Fee)	0.25%	0.25%	0.25%

Total Annual Fund Operating Expenses(2)	1.45%	2.20%	1.20%

(1)

If you purchased $1 million or more of Class A shares of the Fund that were not otherwise eligible for a sales charge waiver and sell your Class A shares within 24 months of purchase, you may pay a 1.00% contingent deferred sales charge at the time of sale.

(2)

Total Annual Fund Operating Expenses for the Fund do not correlate to the “Ratios to Average Net Assets: Net Expenses” provided in the “Financial Highlights” section of the statutory prospectus, which reflects the operating expenses of the Fund and does not include AFFE.

Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Class A	$784	$983
Class C	$323	$688
Institutional Class	$122	$381

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years
Class A	$689	$983
Class C	$223	$688

DIREXION FUNDS PROSPECTUS	7

The example does not reflect sales charges (loads) on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes to shareholders who hold Fund shares in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance.

Principal Investment Strategy

The Fund is managed to track the performance of the Index, which seeks to reflect trends (in either direction) in the commodity, currencies and financial futures markets. The Fund will invest up to 25% of its total assets in a wholly owned and controlled subsidiary (the “Subsidiary”). The Subsidiary is subject to the same investment restrictions and limitations, and follows the same compliance policies and procedures, as the Fund. The Fund, directly and/or indirectly through its Subsidiary, primarily invests in a combination of (long and short) commodity, currency and financial futures, commodity-linked notes and swap contracts (collectively, “Financial Instruments”). The Fund may invest directly in certain Financial Instruments, exchange-traded Funds (“ETFs”) and other investment companies that provide exposure to commodities and equity securities, as well as fixed income securities that are described below. The Fund’s return is expected to be derived principally from the changes in the value of securities and its portfolio is expected to consist principally of securities. Each of the Financial Instruments may be positioned either long or short based on its price relative to its average price over a recent period, with the ability to change positions as frequently as daily if the Index is so adjusted. The Financial Instruments provide the Fund with exposure to domestic and international markets, including the markets of emerging countries.

The Fund may also invest in fixed income securities that include U.S. government securities, investment grade short-term fixed-income securities, money market instruments, overnight and fixed-term repurchase agreements, cash, and other cash equivalents with maturities of one year or less. The Fund uses the fixed-income securities as investments and to collateralize its commodity-linked derivative exposure on a day-to-day basis. As a whole, the Fund’s investments are meant to track the investment returns of the Index within the limitations of the federal tax requirements applicable to regulated investment companies.

The Fund’s use of Financial Instruments will have the economic effect of financial leverage. Financial leverage magnifies the exposure to the swings in prices of an asset class underlying a Financial Instrument and results in increased volatility, which means that the Fund will have the potential for greater gains, as well as the potential for greater losses, than if the Fund does not use the Financial Instruments that have a leveraging effect. Leveraging tends to magnify, sometimes significantly, the effect of any increase or decrease in the Fund’s exposure to an asset class and may cause the Fund’s net asset value to be volatile.

The Index may rebalance monthly based on the historical volatility of each Index component. In addition, the Index and the Fund may position a component from long to short, or vice versa, as frequently as daily based on the prevailing trends of the component's price. For example, the Index may position a component from long to short if there is a reversal in that component's price trend. The Fund generally repositions its portfolio holdings following each month-end in accordance with the rebalancing of the Index, but also may modify its position from long to short, or vice versa, in any given commodity on a daily basis if the Index is so adjusted.

The Fund is “non-diversified,” meaning that a relatively high percentage of its assets may be invested in a limited number of issuers of securities. References below to the Fund include the Subsidiary where the context permits or requires.

Target Index

The Auspice Managed Futures Index aims to capture upward and downward trends in the commodity, currency and financial markets. The Index uses a quantitative methodology to track prices of a diversified portfolio of traditional commodity, financial and currency futures contracts, or “components.” The 21 components are grouped into 5 sectors with the following percentage allocations as of December 31, 2011: (1) Agriculture: 24%; (2) Interest Rates: 23%; (3) Energy: 20%; (4) Currencies: 17%; and (5) Precious Metals: 16%. As a result of the Index’s methodology, the Index may have leveraged exposure to one or more sectors at times. The Index may rebalance the position size of each component monthly. The position size that the Index takes in any component is dependent on the historical volatility of that component and the total Index value, and is independent of the volatility and position of other components in the Index. Each of the 21 components of the Index is positioned either long or short by the Index, depending upon the direction of the price trend for that individual component. The Index will modify its position in a

8	DIREXION FUNDS PROSPECTUS

component from long to short, or vice versa, as frequently as daily based on the prevailing trends of the price of the component. The index incorporates dynamic risk management and contract rolling methods, meaning that the Index will replace expiring futures contracts based on an optimization process that selects the best contract from the universe of all exchange-traded futures contracts within the next 13 month period. The Index was created to yield a benchmark value of 1000 on January 1, 2000.

The Auspice indexes are the exclusive property of Auspice Capital Advisors Ltd. (“Auspice”). Auspice and the Auspice index names are service mark(s) of Auspice or its affiliates and have been licensed for use for certain purposes by Direxion Indexed Managed Futures Strategy Fund. The financial securities referred to herein are not sponsored, endorsed, or promoted by Auspice, and Auspice bears no liability with respect to any such financial securities. The Prospectus contains a more detailed description of the limited relationship Auspice has with Direxion Indexed Managed Futures Strategy Fund and any related financial securities. No purchaser, seller or holder of this product, or any other person or entity, should use or refer to any Auspice trade name, trademark or service mark to sponsor, endorse, market or promote this product without first contacting Auspice to determine whether Auspice’s permission is required. Under no circumstances may any person or entity claim any affiliation with Auspice without the prior written permission of Auspice.

Principal Investment Risks

An investment in the Fund entails risk. The Fund could lose money or its performance could trail that of other investment alternatives. Rafferty cannot guarantee that the Fund will achieve its objective. In addition, the Fund presents some risks not traditionally associated with most mutual funds. It is important that investors closely review and understand these risks before making an investment in the Fund. Turbulence in financial markets and reduced liquidity in equity, credit and fixed income markets could negatively affect many issuers worldwide, including the Fund. There is the risk that you could lose all or a portion of your money on your investment in the Fund.

•

Active and Frequent Trading Risk — The Fund engages in active and frequent trading, leading to increased portfolio turnover, higher transaction costs, and the possibility of increased net realized capital gains, including net short-term capital gain that will be taxable to shareholders as ordinary income when distributed to them.

•

Adverse Market Conditions Risk — The performance of the Fund is designed to correlate to the performance of an index or benchmark. As a consequence, the Fund’s performance will suffer during conditions that are adverse to its investment goals.

•

Agriculture Investment Risk — The performance of the Fund in part is linked to the daily performance of the spot price of certain agricultural commodities. The Fund also may gain exposure to the agriculture sector by directly or indirectly investing in equity securities issued by companies within that sector. Investments in the agriculture sector may be highly volatile and can change quickly and unpredictably due to a number of factors, including the supply of and demand of each commodity, legislative or regulatory developments relating to food safety, political, legal, financial, accounting and tax matters and other events that the Fund cannot control. In addition, increased competition caused by economic recession, labor difficulties and changing consumer tastes and spending can affect the demand for agricultural products, and consequently the value of investments in that sector. As a result, the price of an agricultural commodity could decline, which would adversely affect an investment in the Fund if it held that commodity.

•

Commodity-Linked Derivatives Risk — The value of a commodity-linked derivative investment typically is based upon the price movements of a physical commodity and may be affected by changes in overall market movements, volatility of the underlying benchmark, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, embargoes, tariffs and international economic, political and regulatory developments. Investments in commodity-linked derivatives may be subject to greater volatility than non-derivative based investments. Commodity-linked derivatives also may be subject to credit and interest rate risks that in general affect the values of debt securities.

•

Counterparty Risk — The Fund may invest in financial instruments involving counterparties for the purpose of attempting to gain exposure to particular securities, asset classes, or an index without actually purchasing those securities or investments, or to hedge a position. The Fund may enter into swap agreements with a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. Swap agreements also may be considered to be illiquid.

•

Credit Risk — The Fund could lose money if the issuer of a debt security is unable to meet its financial obligations or goes bankrupt or if a debt security in which it has a short position is upgraded or generally improves its standing.

DIREXION FUNDS PROSPECTUS	9

•

Currency Exchange Rate Risk — Changes in foreign currency exchange rates will affect the value of the Fund’s investments in securities denominated in a country’s currency and the Fund’s share price. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets. Additionally, the Fund may invest in a limited number of currencies. As a result, an increase or decrease in the value of any of these currencies would have a greater impact on the Fund’s NAV and total return than if the Fund held a more diversified number of currencies.

•

Currency Investment Risk — The performance of the Fund in part is linked to the daily performance of the spot price of the exchange rates of foreign currencies. The price relationship between a foreign currency with the U.S. Dollar may be highly volatile and can change quickly and unpredictably due to a number of factors, including the supply of and demand of each currency, political, economic, legal, financial, accounting and tax matters and other events that the Fund cannot control. In addition, the demand for a foreign currency might not be sufficient to accommodate a sudden change in the supply of the foreign currency to the market. Consequently, the price of the foreign currency could decline, which would adversely affect an investment in the Fund if it held that currency.

•

Debt Instrument Risk — The Fund may invest in, or seek exposure to, debt instruments. Debt instruments may have varying levels of sensitivity to changes in interest rates, credit risk and other factors. Many types of debt instruments are subject to prepayment risk, which is the risk that the issuer of the security will repay principal prior to the maturity date. In addition, changes in the credit quality of the issuer of a debt instrument can also affect the price of a debt instrument, as can an issuer’s default on its payment obligations. Such factors may cause the value of an investment in the Fund to decrease.

•

Derivatives Risk — The Fund uses investment techniques, including investments in derivatives, which may be considered aggressive. Investments in derivatives are subject to market risks that may cause their prices to fluctuate over time and may increase the volatility of the Fund. The use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. In addition, the Fund’s investments in derivatives are subject to the following risks:

Futures and Forward Contracts. There may be an imperfect correlation between the changes in market value of the securities held by the Fund and the prices of futures contracts. There may not be a liquid secondary market for the futures contracts. Forward currency transactions include the risks associated with fluctuations in currency.

Hedging Risk. If the Fund uses a hedging instrument at the wrong time or judges the market conditions incorrectly, the hedge might be unsuccessful, reduce the Fund’s investment return, or create a loss.

Swap Agreements. Interest rate swaps are subject to interest rate and credit risk. Total return swaps are subject to counterparty risk.

•

Emerging Markets Risk — Indirectly investing in emerging markets instruments involve greater risks than indirectly investing in foreign instruments in general. Risks of investing in emerging market countries include: political or social upheaval; nationalization of businesses; restrictions on foreign ownership; prohibitions on the repatriation of assets; and risks from an economy’s dependence on revenues from particular commodities or industries. In addition, currency transfer restrictions, limited potential buyers for such instruments, delays and disruption in settlement procedures and illiquidity or low volumes of transactions may make exits difficult or impossible at times.

•

Energy Investment Risk — The performance of the Fund in part is linked to the daily performance of the spot price of certain energy commodities. The Fund also may gain exposure to the energy sector by directly or indirectly investing in equity securities issued by companies within that sector. Investments in the energy sector may be highly volatile and can change quickly and unpredictably due to a number of factors, including the legislative or regulatory changes, adverse market conditions, increased competition affecting the energy sector, financial, accounting and tax matters and other events that the Fund cannot control. In addition, the value of energy commodities may fluctuate widely due to the supply and demand. As a result, the price of an energy commodity could decline, which would adversely affect an investment in the Fund if it held that commodity.

•

Equity Securities Risk — Investments in publicly issued equity securities in general are subject to market risks that may cause their prices to fluctuate over time and in turn cause the Fund’s net asset value to fluctuate.

10	DIREXION FUNDS PROSPECTUS

•

Foreign Securities Risk — Indirectly investing in foreign instruments may involve greater risks than investing in domestic instruments. As a result, the Fund’s returns and net asset values may be affected to a large degree by fluctuations in currency exchange rates, political, diplomatic or economic conditions and regulatory requirements in other countries.

•

Futures Contracts Risk — The successful use of futures contracts draws upon the Adviser’s skill and experience with respect to such instruments and is subject to special risk considerations. The primary risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the futures contract; (b) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the Adviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that the counterparty will default in the performance of its obligations; and (f) if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Fund may have to sell securities at a time when it may be disadvantageous to do so.

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Interest Rate Risk — Debt securities have varying levels of sensitivity to changes in interest rates. The longer the maturity of a security, the greater the impact a change in interest rates could have on the security’s price.

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Leverage Risk — As part of the Fund’s principal investment strategy, the Fund will make investments in futures contracts and other derivative instruments. The futures contracts and certain other derivatives provide the economic effect of financial leverage by creating additional investment exposure, as well as the potential for greater loss. If the Fund uses leverage through activities such as borrowing, entering into short sales, purchasing securities on margin or on a “when-issued” basis or purchasing derivative instruments in an effort to increase its returns, the Fund has the risk of magnified capital losses. In addition, leverage may involve the creation of a liability that requires the Fund to pay interest.

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Market Risk — The Fund is subject to market risks that can affect the value of its shares. These risks include political, regulatory, market and economic developments, including developments that impact specific economic sectors, industries or segments of the market.

•	Non-Diversification Risk — A non-diversified fund invests a high percentage of its assets in a limited number of securities, exposing the Fund to fluctuations in net asset value and total return.

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Other Investment Companies (including Exchange-Traded Funds) Risk — Investments in the securities of other investment companies (including ETFs) may involve duplication of advisory fees and certain other expenses. By investing in another investment company or ETF, the Fund becomes a shareholder thereof. As a result, Fund shareholders indirectly bear the Fund’s proportionate share of the fees and expenses indirectly paid by shareholders of the other investment company or ETF, in addition to the fees and expenses Fund shareholders indirectly bear in connection with the Fund’s own operations. If the other investment company or ETF fails to achieve its investment objective, the value of the Fund’s investment will decline, adversely affecting the Fund’s performance. In addition, closed end investment company and ETF shares potentially may trade at a discount or a premium and are subject to brokerage and other trading costs, which could result in greater expenses to the Fund. Finally, because the value of other investment company or ETF shares depends on the demand in the market, the Adviser may not be able to liquidate the Fund’s holdings in those shares at the most optimal time, adversely affecting the Fund’s performance.

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Precious Metals Investment Risk — The performance of the Fund in part is linked to the daily performance of the spot price of gold, silver and copper. The Fund also may gain exposure to the mining/metals sector by directly or indirectly investing in equity securities issued by companies within that sector. Investments in precious metals may be highly volatile and can change quickly and unpredictably due to a number of factors, including the supply of and demand of each metal, environmental or labor costs, political, legal, financial, accounting and tax matters and other events that the Fund cannot control. In addition, changes in international monetary policies or economic and political conditions can affect the supply of precious metals, and consequently the value of metal investments. The United States or foreign governments may pass laws or regulations limiting metal investments for strategic or other policy reasons. Further, the principal supplies of metal industries may be concentrated in a small number of countries and regions. Consequently, the price of a precious metal could decline, which would adversely affect an investment in the Fund if it held that metal.

•	Regulatory Risk — The Fund is subject to the risk that a change in U.S. law and related regulations will impact the way the Fund operates, increase the particular costs of the

DIREXION FUNDS PROSPECTUS	11

Fund’s operations and/or change the competitive landscape. In this regard, the Fund currently is not deemed to be a commodity pool operator or a commodity pool under the Commodity Exchange Act and is not subject to registration or regulation as such under the Commodity Exchange Act (“CEA”). Any amendment to the CEA or its related regulations that subject the Fund to additional regulation may have adverse impacts on the Fund’s operations and expenses.

•	Sector Risk — Sector Risk is the risk of the Fund holding a core portfolio of stocks invested in similar businesses which could all be affected by the same economic or market conditions.

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Shorting Securities Risk — Short positions are designed to profit from a decline in the price of particular securities, baskets of securities or indices. The Fund will lose value if and when the instrument’s price rises – a result that is the opposite from traditional mutual funds.

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Subsidiary Investment Risk — By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s commodity and financial-linked derivatives investments. Since the Subsidiary is organized under the law of the Cayman Islands and is not registered with the SEC under the Investment Company Act of 1940, as amended, the Fund, as the sole investor in the Subsidiary, will not have the same protections offered to shareholders of other registered investment companies.

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Tax Risk — The Fund intends to treat any income it may derive from commodity-linked derivatives (other than derivatives described in Revenue Rulings 2006-1 and 2006-31) and the Subsidiary as “qualifying income” under the provisions of the Internal Revenue Code of 1986, as amended, applicable to “regulated investment companies” (“RICs”), based on numerous private letter rulings (“PLRs”) provided to third parties not associated with the Fund or Rafferty (which only those parties may cite as precedent). Shareholders and potential investors should be aware, however, that, in July 2011, the Internal Revenue Service (“IRS”) suspended the issuance of such PLRs pending its re-examination of the policies underlying them, which was still ongoing at the date of this Prospectus. If, at the end of that re-examination, the IRS changes its position with respect to the conclusions reached in those PLRs, then the Fund may be required to restructure its investments to satisfy the qualifying income requirement or might cease to qualify as a RIC.

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Tracking Error Risk — The Fund’s return may not correlate to the return of the Auspice Managed Futures Index due to, among other factors, the Fund incurring operating expenses, and not being fully invested at all times as a result of cash inflows and cash reserves to meet redemptions.

•

Volatility Risk — The performance of the Fund is designed to correlate to the performances of the Index. Significant short-term price movements in the components and market sectors that make up the Index, could adversely impact the performance of both the Index and the Fund. In addition, the net asset value of the Fund over short-term periods may be more volatile than other investment options because of the Fund’s significant use of financial instruments that have a leveraging effect.

Performance

No prior investment performance is provided for the Fund because it does not have annual returns for at least one full calendar year prior to the date of this Prospectus. Updated performance is available on the Fund’s website at www.direxionfunds.com or by calling the Fund toll-free at (800) 851-0511.

Management

Investment Adviser. Rafferty Asset Management, LLC is the Fund’s investment adviser.

Portfolio Manager. The following members of Rafferty’s investment team are jointly and primarily responsible for the day-to-day management of the Fund:

Portfolio Manager	Years of Service with the Fund	Primary Title
Paul Brigandi	Since Inception in 2012	Portfolio Manager
Tony Ng	Since Inception in 2012	Portfolio Manager

Purchase and Sale of Fund Shares

You may purchase or redeem Fund shares on any business day by written request via mail (Direxion Funds – Direxion Indexed Managed Futures Strategy Fund, P.O. Box 701, Milwaukee, Wisconsin 53201-0701), by wire transfer, by telephone at (800) 851-0511, or through a financial intermediary. Purchases and redemptions by telephone are only permitted if you previously established these options on your account. The Fund accepts investment in the following minimum amounts:

Purchase Methods	Initial Purchases	Subsequent Purchases
Minimum Investment: Class A and Class C Shares Accounts	$2,500 or a lesser amount if you are a client of a securities dealer, bank or other financial institution.	$0
Minimum Investment: Retirement Accounts (401(k) plans, traditional individual retirement accounts (“IRAs”), and ROTH and spousal IRAs)	$1,000 or a lesser amount if you are a client of a securities dealer, bank or other financial institution.	$0
Minimum Investment Institutional Class Shares Accounts	$5,000,000	$0

12	DIREXION FUNDS PROSPECTUS

Tax Information

The Fund’s distributions to you are taxable, and will be taxed as ordinary income or net capital gain, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA. Distributions on investments made through those arrangements, may be taxed later upon withdrawal of assets from them.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and/or its Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Direxion Currency Trends Strategy Plus Fund

Important Information Regarding the Fund. The Direxion Currency Trends Strategy Plus Fund (the “Fund”) seeks calendar month leveraged investment results. The pursuit of calendar month leveraged goals means that the Fund is riskier than alternatives that do not use leverage because the Fund’s objective is to magnify the performance of its benchmark. The pursuit of calendar month leveraged investment goals means that the return of the Fund for a period longer than a full calendar month may bear no resemblance to 150% of the return of the benchmark for such longer period because the aggregate return of the Fund is product of the series of calendar month leveraged returns for each calendar month. The path of the benchmark during the longer period may be at least as important to the Fund’s return for the longer period as the cumulative return of the benchmark for the relevant longer period, especially in periods of market volatility. Further, the return for investors that invest for periods less than a full calendar month or for a period different than a calendar month will not be the product of the return of the Fund’s stated goal and the performance of the target benchmark for the full calendar month.

Investment Objective. The Direxion Currency Trends Strategy Plus Fund (formerly known as the Currency Trends Strategy Fund and the Financial Trends Strategy Fund) seeks investment results, before fees and expenses, of 150% of the calendar month performance of the Alpha Financial FX Trends Index (“FXTI”), while implementing a strategic overlay to maintain the Fund’s exposure to the FXTI between 145% and 155%.

The Fund seeks calendar month leveraged investment results and does not seek its objective for a different period of time. The Fund is designed to be utilized only by knowledgeable investors who understand the potential consequences of seeking calendar month leveraged investment results and understand the risks associated with the use of leverage. The Fund is different and riskier than most mutual funds.

Fees and Expenses of the Fund. The tables that follow describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

	Class A shares		Class C shares	Institutional Class
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%		None	None
Maximum Deferred Sales Charge (Load) (as percentage of original purchase price or redemption proceeds, whichever is less)	1.00%	(1)	1.00%	None
Redemption Fee (as a percentage of amount redeemed on shares redeemed within 30 days of date of purchase, if applicable)	1.00%		None	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees of the Fund	0.85%		0.85%	0.85%
Distribution and/or Service (12b-1) Fees	0.25%		1.00%	None
Other Expenses (Operating Services Fee)	0.25%		0.25%	0.25%
Acquired Fund Fees and Expenses	0.05%		0.05%	0.06%

Total Annual Fund Operating Expenses(2)	1.40%		2.15%	1.16%

(1)

If you purchased $1 million or more of Class A shares of the Fund that were not otherwise eligible for a sales charge waiver and sell your Class A shares within 24 months of purchase, you may pay a 1.00% contingent deferred sales charge at the time of sale.

(2)

Total Annual Fund Operating Expenses for the Fund do not correlate to the “Ratios to Average Net Assets: Net Expenses” provided in the “Financial Highlights” section of the statutory prospectus, which reflects the operating expenses of the Fund and does not include acquired fund fees and expenses.

Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain

DIREXION FUNDS PROSPECTUS	13

the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$779	$969	$1,274	$2,137
Class C Shares	$318	$673	$1,154	$2,483
Institutional Class	$118	$368	$638	$1,409

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$685	$969	$1,274	$2,137
Class C Shares	$218	$673	$1,154	$2,483

The example does not reflect sales charges (loads) on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes to shareholders who hold Fund shares in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 0% of the average value of its portfolio.

Principal Investment Strategy

The Fund is managed to track, after fees and expenses, 150% of the calendar month performance of the FXTI; an index which reflects price movements across eleven foreign currency components. Additionally, at times when intra-month market fluctuations cause the Fund’s exposure to the FXTI to exceed 155% or fall below 145%, the Fund is managed to adjust the exposure back to 150%. The Fund invests primarily in currency and financial futures contracts, options and swap contracts (collectively, “Financial Instruments”), that provide leveraged and unleveraged exposure to the FXTI. The Fund also may invest in exchange-traded Funds (“ETFs”) and other investment companies that provide exposure to currency, financial and equity securities. The Fund invests in fixed-income securities as investments and to collateralize its commodity-linked derivative exposure on a day-to-day basis.

The Fund will attempt to achieve the same weightings among the Euro, Japanese Yen, Swiss Franc, Brazilian Real, British Pound, Canadian Dollar, Mexican Peso, Australian Dollar, New Zealand Dollar, Norwegian Krone and South African Rand as the FXTI, but may not, at all times, invest in the same underlying securities or derivatives. In addition, on a day-to-day basis, the Fund will hold U.S. government securities, short-term fixed-income securities, money market instruments, overnight and fixed-term repurchase agreements, cash and other cash equivalents with maturities of one year or less to collateralize its derivatives exposure. Like the FXTI, the Fund’s investments in each sector will be positioned long or short depending upon price trends within that sector. The Fund will reposition its portfolio holdings following each month-end in accordance with the rebalancing of the FXTI, but may also rebalance its portfolio throughout the month when intra-month market fluctuations cause the Fund’s exposure to the FXTI to exceed 155% or fall below 145%. Pursuant to this strategy, in periods of high market volatility, the Fund may rebalance its portfolio as frequently as daily.

The Fund is a “non-diversified” fund, meaning that a relatively high percentage of its assets may be invested in a limited number of issuers of securities.

Target Index. The FXTI is an index which reflects price movements across eleven foreign currency components. Unlike traditional indexes, which only reflect long positions in the relevant components, the FXTI may reflect either a long or a short position in each of the eleven components. This means that the value of a component of the FXTI should rise if the FXTI reflects a long position in that component and the price of the component rises or the FXTI reflects a short position in that component and the price of the component declines. Conversely, the value of a component should decline if the FXTI reflects a long position in that component and the price of the component declines or the FXTI reflects a short position in that component and the price of the component rises. The determination as to whether the FXTI reflects a long or short position in each component is reevaluated on a monthly basis based on the price behavior of each of the eleven components relative to its average price over a recent period, or “moving average,” in an attempt to capture the long-term economic advantage of rising and declining trends in the currency and fixed income markets. As of January 1, 2012, the FXTI’s component allocations were: (1) Euro: 15.0%; (2) Japanese Yen: 15.0%; (3) Swiss Franc: 15.0%; (4) Brazilian Real: 7.50% (5) British Pound: 7.50%; (6) Canadian Dollar: 7.5%; (7) Mexican Peso: 7.5%; (8) Australian Dollar: 6.25%; (9) New Zealand Dollar: 6.25%; (10) Norwegian Krone: 6.25%; and (11) South African Rand: 6.25%.

This Fund is not sponsored, endorsed, sold or promoted by Alpha Financial Technologies, LLC (“AFT”). AFTs only relationship to Rafferty Asset Management, LLC is the licensing of certain trademarks and trade names of AFT and

14	DIREXION FUNDS PROSPECTUS

of the AFT FXTI index which was created, compiled, maintained and owned by AFT without regard to the security. All intellectual property and other items provided by AFT or its affiliate or agent in regard to the Index are furnished on an “as is” basis without warranties, guarantees or other terms concerning merchantability, title, absence of defects, fitness or use for a particular purpose, timeliness, accuracy, completeness, currentness, or quality. In addition, neither AFT nor its affiliates make any warranties or guarantees as to the results to be obtained in connection with the use of the AFT FXTI.

Principal Investment Risks

An investment in the Fund entails risk. The Fund could lose money or its performance could trail that of other investment alternatives. Rafferty Asset Management, LLC (“Rafferty” or the “Adviser”) cannot guarantee that the Fund will achieve its objective. In addition, the Fund presents some risks not traditionally associated with most mutual funds. It is important that investors closely review and understand these risks before making an investment in the Fund. Turbulence in financial markets and reduced liquidity in equity, credit and fixed income markets could negatively affect many issuers worldwide, including the Fund. There is the risk that you could lose all or a portion of your money on your investment in the Fund.

•

Active and Frequent Trading Risk — The Fund engages in active and frequent trading, leading to increased portfolio turnover, higher transaction costs, and the possibility of increased net realized capital gains, including net short-term capital gain that will be taxable to shareholders as ordinary income when distributed to them.

•

Adverse Market Conditions Risk — The performance of the Fund is designed to correlate to the performance of an index or benchmark. As a consequence, the Fund’s performance will suffer during conditions that are adverse to its investment goals.

•

Adviser’s Investment Strategy Risk — While the Adviser seek to take advantage of investment opportunities for the Fund that will maximize its investment returns, there is no guarantee that such opportunities will ultimately benefit the Fund. There is no assurance that the Adviser’s investment strategy will enable the Fund to achieve its investment objective.

•

Counterparty Risk — The Fund may invest in financial instruments involving counterparties for the purpose of attempting to gain exposure to particular securities, asset classes, or an index without actually purchasing those securities or investments, or to hedge a position. The Fund may enter into swap agreements with a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. Swap agreements also may be considered to be illiquid.

•

Credit Risk — The Fund could lose money if the issuer of a debt security is unable to meet its financial obligations or goes bankrupt or if a debt security in which it has a short position is upgraded or generally improves its standing.

•

Currency Exchange Rate Risk — Changes in foreign currency exchange rates will affect the value of the Fund’s investments in securities denominated in a country’s currency and the Fund’s share price. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets. Additionally, the Fund may invest in a limited number of currencies. As a result, an increase or decrease in the value of any of these currencies would have a greater impact on the Fund’s NAV and total return than if the Fund held a more diversified number of currencies.

•

Currency Investment Risk — The performance of the Fund in part is linked to the daily performance of the spot price of the exchange rates of foreign currencies. The price relationship between a foreign currency with the U.S. Dollar may be highly volatile and can change quickly and unpredictably due to a number of factors, including the supply of and demand of each currency, political, economic, legal, financial, accounting and tax matters and other events that the Fund cannot control. In addition, the demand for a foreign currency might not be sufficient to accommodate a sudden change in the supply of the foreign currency to the market. Consequently, the price of the foreign currency could decline, which would adversely affect an investment in the Fund if it held that currency.

•

Derivatives Risk — The Fund uses investment techniques, including investments in derivatives, which may be considered aggressive. Investments in derivatives are subject to market risks that may cause their prices to fluctuate over time and may increase the volatility of the Fund. The use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. In addition, the Fund’s investments in derivatives are subject to the following risks:

DIREXION FUNDS PROSPECTUS	15

Futures and Forward Contracts. There may be an imperfect correlation between the changes in market value of the securities held by the Fund and the prices of futures contracts. There may not be a liquid secondary market for the futures contracts. Forward currency transactions include the risks associated with fluctuations in currency.

Hedging Risk. If the Fund uses a hedging instrument at the wrong time or judges the market conditions incorrectly, the hedge might be unsuccessful, reduce the Fund’s investment return, or create a loss.

Swap Agreements. Interest rate swaps are subject to interest rate and credit risk. Total return swaps are subject to counterparty risk.

•

Effects of Compounding and Market Volatility Risk — The Fund does not attempt to, and should not be expected to, provide returns which are a multiple of the return of the FXTI for periods other than a calendar month. The Fund rebalances its portfolio on a calendar month basis, increasing exposure in response to that calendar month’s gains or reducing exposure in response to that calendar month’s losses. This means that, for a period longer than a calendar month, the pursuit of daily goals may result in leveraged compounding. It also means that the return of the FXTI over a period of time other than a calendar month multiplied by the Fund’s target (150%) generally will not equal the Fund’s performance over that same period.

As a result, over time, the cumulative percentage increase or decrease in the value of the Fund’s portfolio may diverge significantly from the cumulative percentage increase or decrease in the multiple of the return of the FXTI due to the compounding effect of losses and gains on the returns of the Fund. It also is expected that the Fund’s use of leverage will cause the Fund to underperform the compounded return of one and a half times its benchmark in a trendless or flat market.

The effect of compounding becomes more pronounced on the Fund’s performance as the FXTI experiences volatility. The FXTI’s volatility rate is a statistical measure of the magnitude of fluctuations in the returns of the FXTI.

•

Emerging Markets Risk — Indirectly investing in emerging markets instruments involve greater risks than indirectly investing in foreign instruments in general. Risks of investing in emerging market countries include: political or social upheaval; nationalization of businesses; restrictions on foreign ownership; prohibitions on the repatriation of assets; and risks from an economy’s dependence on revenues from particular commodities or industries. In addition, currency transfer restrictions, limited potential buyers for such instruments, delays and disruption in settlement procedures and illiquidity or low volumes of transactions may make exits difficult or impossible at times.

•

Equity Securities Risk — Investments in publicly issued equity securities in general are subject to market risks that may cause their prices to fluctuate over time and in turn cause the Fund’s net asset value to fluctuate.

•

Foreign Securities Risk — Indirectly investing in foreign instruments may involve greater risks than investing in domestic instruments. As a result, the Fund’s returns and net asset values may be affected to a large degree by fluctuations in currency exchange rates, political, diplomatic or economic conditions and regulatory requirements in other countries.

•

Futures Contracts Risk — The successful use of futures contracts draws upon the Adviser’s skill and experience with respect to such instruments and is subject to special risk considerations. The primary risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the futures contract; (b) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the Adviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that the counterparty will default in the performance of its obligations; and (f) if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Fund may have to sell securities at a time when it may be disadvantageous to do so.

•

Gain Limitation Risk — Rafferty will attempt to position the Fund’s portfolio to ensure that the Fund does not lose more than 90% of its net asset value in a given calendar month. The cost of such downside protection will be limitations on the Fund’s gains. As a consequence, the Fund’s portfolio may not be responsive to FXTI gains beyond 60% in a given calendar month. For example, if the FXTI were to gain 66%, the Fund might be limited to a calendar month gain of 90% rather than 100%, which is 150% of the FXTI gain of 66%.

•

Interest Rate Risk — Debt securities have varying levels of sensitivity to changes in interest rates. The longer the maturity of a security, the greater the impact a change in interest rates could have on the security’s price.

16	DIREXION FUNDS PROSPECTUS

•

Intra-Calendar Month Investment Risk — The Fund seeks calendar month leveraged investment results which should not be equated with seeking a leveraged goal for shorter than a calendar month. An investor who purchases shares on a day other than the last business day of a calendar month will likely have more, or less, than 150% leveraged investment exposure to the FXTI, depending upon the movement of the FXTI from the end of the prior calendar month until the point of purchase. If the FXTI rises, the investor will receive less than 150% exposure to the FXTI. Conversely, if the FXTI declines, the investor will receive greater than 150% exposure to the Index. However, the Fund repositions its portfolio whenever it deems it necessary to maintain exposure to the FXTI of not more than 155% and not less than 145%.

•

Leverage Risk — If you invest in the Fund, you are exposed to the risk that a decline in the monthly performance of the FXTI will be leveraged. This means that your investment in the Fund will be reduced by an amount equal to 1.5% for every 1% monthly decline, not including the cost of financing the portfolio and the impact of operating expenses, which would further lower your investment. The Fund could theoretically lose an amount greater than its assets in the event of an FXTI decline of more than 66%. Further, purchasing shares intra-calendar month may result in greater than 150% exposure to the performance of the FXTI if the FXTI declines between the end of the last calendar month and the time the investor purchased Fund shares. The Fund repositions its portfolio whenever it deems it necessary to maintain exposure to the FXTI of not more than 155% and not less than 145%.

•

Market Risk — The Fund is subject to market risks that can affect the value of its shares. These risks include political, regulatory, market and economic developments, including developments that impact specific economic sectors, industries or segments of the market.

•

Monthly Correlation Risk — There is no guarantee that the Fund will achieve its monthly target. The Fund may have difficulty achieving its monthly target due to fees and expenses, high portfolio turnover, transaction costs, costs associated with the use of leveraged investment techniques, income items and accounting standards. The Fund may not have investment exposure to all securities in the FXTI, or its weighting of investment exposure to such stocks or industries may be different from that of the FXTI. In addition, the Fund may invest in securities or financial instruments not included in the FXTI. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to the FXTI. Activities surrounding monthly index reconstitutions and other index repositioning or reconstitution events may hinder the Fund’s ability to meet its calendar month leveraged investment objective in that month. The Fund seeks to rebalance its portfolio monthly to keep leverage consistent with its calendar month leveraged investment objective. The Fund may also reposition its portfolio intra-month to maintain exposure to the FXTI of not more than 155% and not less than 145%.

•	Non-Diversification Risk — A non-diversified fund invests a high percentage of its assets in a limited number of securities, exposing the Fund to fluctuations in net asset value and total return.

•

Other Investment Companies (including Exchange-Traded Funds) Risk — Investments in the securities of other investment companies (including ETFs) may involve duplication of advisory fees and certain other expenses. By investing in another investment company or ETF, the Fund becomes a shareholder thereof. As a result, Fund shareholders indirectly bear the Fund’s proportionate share of the fees and expenses indirectly paid by shareholders of the other investment company or ETF, in addition to the fees and expenses Fund shareholders indirectly bear in connection with the Fund’s own operations. If the other investment company or ETF fails to achieve its investment objective, the value of the Fund’s investment will decline, adversely affecting the Fund’s performance. In addition, closed end investment company and ETF shares potentially may trade at a discount or a premium and are subject to brokerage and other trading costs, which could result in greater expenses to the Fund. Finally, because the value of other investment company or ETF shares depends on the demand in the market, the Adviser may not be able to liquidate the Fund’s holdings in those shares at the most optimal time, adversely affecting the Fund’s performance.

•

Shorting Securities Risk — Short positions are designed to profit from a decline in the price of particular securities, baskets of securities or indices. The Fund will lose value if and when the instrument’s price rises – a result that is the opposite from traditional mutual funds.

•

Tracking Error Risk — The Fund may have difficulty achieving its calendar month target due to fees and expenses, high portfolio turnover, transaction costs and/or a temporary lack of liquidity in the markets for the securities held by the Fund. A failure to achieve a calendar month target may cause the Fund to provide returns for a longer period that are worse than expected. In addition, even though the Fund may meet its calendar month target over a period of time, this will not necessarily produce the returns that might be expected in light of the returns of its benchmark for that period.

DIREXION FUNDS PROSPECTUS	17

•

Valuation Time Risk — The Fund values its portfolio as of the close of regular trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time). Foreign market indices may close before the NYSE opens or may not be open for business on the same calendar days as the Fund. As a result, the daily performance of the Fund, if it tracks a foreign market index, can vary from the performance of that index.

•

Volatility Risk — The performance of the Fund is designed to correlate to the 150% of the performances of the FXTI. Significant short-term price movements in the components and market sectors that make up the Index, could adversely impact the performance of both the FXTI and the Fund. In addition, the net asset value of the Fund over short-term periods may be more volatile than other investment options because of the Fund’s significant use of financial instruments that have a leveraging effect.

Performance

The following performance information provides some indication of the risks of investing in the Fund. The bar chart shows the performance of the Fund’s Class A shares for the Fund’s first full calendar year. The table shows how the Fund’s average annual returns for the one-year and since inception periods compare with those of a broad-based market index for the same periods. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. The returns for the Fund’s other share classes would be different than the figures shown because each Class of shares has different expenses. Updated performance is available on the Fund’s website at www.direxionfunds.com or by calling the Fund toll-free at (800) 851-0511.

The performance shown prior to February 1, 2012 reflects a previous non-leveraged investment objective. The Fund sought investment returns that were comparable to the FXTI until February 1, 2012. At that time, the Fund began to seek a monthly target of 150%. If the Fund’s objective had remained its prior target instead of a monthly target of 150%, the calendar year performance of the Fund would have varied from that shown.

Direxion Currency Trends Strategy Plus Fund — Class A Shares

Calendar Year Total Returns as of December 31*

*	The Fund’s year-to-date return as of December 31, 2011 was -3.16%.

During the period of time shown in the bar chart, the Fund’s highest calendar quarter return was 2.79% for the quarter ended June 30, 2010 and its lowest calendar quarter return was -3.90% for the quarter ended December 31, 2011.

Average Annual Total Returns (For the periods ended December 31, 2011)

	One Year	Since Inception (3/02/2009)
Direxion Currency Trends Strategy Plus Fund — Class A Shares
Return Before Taxes	-3.16%	-2.94%
Return After Taxes on Distributions	-3.16%	-2.94%
Return After Taxes on Distributions and Sale of Fund Shares	-2.05%	-2.49%
Alpha Financial Technologies Financial Trends Indicator (reflects no deduction for fees, expenses or taxes)	0.22%	-0.54%
Alpha Financial FX Trends Index (reflects no deduction for fees, expenses or taxes)	0.34%	-0.91%

Effective September 1, 2011, the Alpha Financial FX Trends Index replaced the Alpha Financial Technologies Financial Trends Indicator as the broad-based benchmark index for the Fund in connection with a change of the Fund’s name and investment objective. The Fund sought investment results, before fees and expenses, that tracked the performance of the Alpha Financial FX Index until February 1, 2012. At that time, the Fund began to seek calendar month leveraged investment results that track, before fees and expenses, 150% of the calendar month performance of FXTI, while implementing a strategic overlay to maintain the Fund’s exposure to the FXTI between 145% and 155%.

After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).

Management

Investment Adviser. Rafferty Asset Management, LLC is the Fund’s investment adviser.

Portfolio Manager. The following members of Rafferty’s investment team are jointly and primarily responsible for the day-to-day management of the Fund:

Portfolio Manager	Years of Service with the Fund	Primary Title
Paul Brigandi	Since Inception in 2009	Portfolio Manager
Tony Ng	Since 2010	Portfolio Manager

18	DIREXION FUNDS PROSPECTUS

Purchase and Sale of Fund Shares

You may purchase or redeem Fund shares on any business day by written request via mail (Direxion Funds – Direxion Currency Trends Strategy Plus Fund, P.O. Box 701, Milwaukee, Wisconsin 53201-0701), by wire transfer, by telephone at (800) 851-0511, or through a financial intermediary. Purchases and redemptions by telephone are only permitted if you previously established these options on your account. The Fund accepts investment in the following minimum amounts:

Purchase Methods	Initial Purchases	Subsequent Purchases
Minimum Investment: Class A and Class C Shares Class Accounts	$2,500 or a lesser amount if you are a client of a securities dealer, bank or other financial institution.	$0
Minimum Investment: Retirement Accounts (401(k) plans, traditional individual retirement accounts (“IRAs”), and ROTH and spousal IRAs)	$1,000 or a lesser amount if you are a client of a securities dealer, bank or other financial institution.	$0
Minimum Investment Institutional Class Shares Accounts	$5,000,000	$0

Tax Information

The Fund’s distributions to you are taxable, and will be taxed as ordinary income or net capital gain, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA. Distributions on investments made through those arrangements, may be taxed later upon withdrawal of assets from them.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and/or its Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Direxion/Wilshire Dynamic Fund

Investment Objective. The Direxion/Wilshire Dynamic Fund (the “Fund”) seeks capital appreciation.

Fees and Expenses of the Fund. The tables that follow describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

	Class A Shares		Class C shares	Institutional Class
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%		None	None
Maximum Deferred Sales Charge (Load) (as percentage of original purchase price or redemption proceeds, whichever is less)	1.00%	(1)	1.00%	None
Redemption Fee (as a percentage of amount redeemed on shares redeemed within 30 days of date of purchase, if applicable)	1.00%		None	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees of the Fund	0.75%		0.75%	0.75%
Distribution and/or Service (12b-1) Fees	0.25%		1.00%	None
Other Expenses (Operating Services Fee)	0.16%		0.16%	0.16%
Acquired Fund Fees and Expenses	0.19%		0.18%	0.19%

Total Annual Fund Operating Expenses(2)	1.35%		2.09%	1.10%

(1)

If you purchased $1 million or more of Class A shares of the Fund that were not otherwise eligible for a sales charge waiver and sell your Class A shares within 24 months of purchase, you may pay a 1.00% contingent deferred sales charge at the time of sale.

(2)

Total Annual Fund Operating Expenses for the Fund do not correlate to the “Ratios to Average Net Assets: Net Expenses” provided in the “Financial Highlights” section of the statutory prospectus, which reflects the operating expenses of the Fund and does not include acquired fund fees and expenses.

Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$774	$954	$1,249	$2,085
Class C Shares	$312	$655	$1,124	$2,421
Institutional Class	$112	$350	$606	$1,340

DIREXION FUNDS PROSPECTUS	19

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$680	$954	$1,249	$2,085
Class C Shares	$212	$655	$1,124	$2,421

The example does not reflect sales charges (loads) on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes to shareholders who hold Fund shares in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 151% of the average value of its portfolio.

Principal Investment Strategy

Under normal circumstances, the Fund is managed by the Rafferty Asset Management, LLC (“Rafferty” or the “Adviser”) pursuant to Wilshire Associates Incorporated’s (“Wilshire” or the “Subadviser”) traditional asset allocation model which allocates approximately 60% of the Fund’s total assets to equity securities and 40% to fixed income securities, with a tactical overlay to increase or decrease the Fund’s risk exposure based on the Subadviser’s outlook for the market. By comparing the Subadviser’s own forecasts with those forecasts of a universe of institutional investors, the Subadviser is able to identify asset classes that it believes are over- and under-valued. The differences between the Subadviser’s forecasts and those of the universe of institutional investors represent opportunities that can be exploited through disciplined tactical, or short-term, asset allocation strategies. The Subadviser’s tactical model evaluates asset class allocations on a monthly basis and makes relevant adjustments, which may result in a high portfolio turnover rate for the Fund.

The Adviser will implement these strategies for the Fund through the use of financial instruments, including futures contracts; options on securities, indices and futures contracts; equity caps, collars and floors; swap agreements; forward contracts, repurchase agreements and reverse repurchase agreements (collectively, “Financial Instruments”), to maximize the Fund’s risk-adjusted return. The equity portion of the Fund is comprised of the common stocks, preferred stocks, convertible securities and warrants of U.S. and foreign issuers, including small and mid capitalization companies and open- and closed-end investment companies, exchange-traded funds (“ETFs”) and Financial Instruments that provide exposure to U.S. and foreign equity indices. The fixed income portion of the Fund’s portfolio is comprised of high-quality fixed income securities including investment-grade bonds, debt securities issued by U.S. government and corporate issuers and Financial Instruments.

In response to market conditions, the Subadviser may recommend that the Adviser rebalance the Fund’s portfolio, use short positions and/or employ leverage in its tactical allocations. In addition, for temporary defensive purposes, the Fund may invest significantly in cash and/or cash equivalents.

The Fund is a “non-diversified” fund, meaning that a relatively high percentage of its assets may be invested in a limited number of issuers of securities.

Principal Investment Risks

An investment in the Fund entails risk. The Fund could lose money or its performance could trail that of other investment alternatives. Rafferty Asset Management, LLC (“Rafferty” or the “Adviser”) cannot guarantee that the Fund will achieve its objective. In addition, the Fund presents some risks not traditionally associated with most mutual funds. It is important that investors closely review and understand these risks before making an investment in the Fund. Turbulence in financial markets and reduced liquidity in equity, credit and fixed income markets could negatively affect many issuers worldwide, including the Fund. There is the risk that you could lose all or a portion of your money on your investment in the Fund.

•

Active and Frequent Trading Risk — The Fund engages in active and frequent trading, leading to increased portfolio turnover, higher transaction costs, and the possibility of increased net realized capital gains, including net short-term capital gain that will be taxable to shareholders as ordinary income when distributed to them.

•

Adverse Market Conditions Risk — The performance of the Fund is designed to correlate to the performance of an index or benchmark. As a consequence, the Fund’s performance will suffer during conditions that are adverse to its investment goals.

•

Counterparty Risk — The Fund may invest in financial instruments involving counterparties for the purpose of attempting to gain exposure to particular securities, asset classes, or an index without actually purchasing those securities or investments, or to hedge a position. The Fund

20	DIREXION FUNDS PROSPECTUS

may enter into swap agreements with a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. Swap agreements also may be considered to be illiquid.

•

Credit Risk — The Fund could lose money if the issuer of a debt security is unable to meet its financial obligations or goes bankrupt or if a debt security in which it has a short position is upgraded or generally improves its standing.

•

Derivatives Risk — The Fund uses investment techniques, including investments in derivatives, which may be considered aggressive. Investments in derivatives are subject to market risks that may cause their prices to fluctuate over time and may increase the volatility of the Fund. The use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. In addition, the Fund’s investments in derivatives are subject to the following risks:

Futures and Forward Contracts. There may be an imperfect correlation between the changes in market value of the securities held by the Fund and the prices of futures contracts. There may not be a liquid secondary market for the futures contracts. Forward currency transactions include the risks associated with fluctuations in currency.

Hedging Risk. If the Fund uses a hedging instrument at the wrong time or judges the market conditions incorrectly, the hedge might be unsuccessful, reduce the Fund’s investment return, or create a loss.

Options. There may be an imperfect correlation between the prices of options and movements in the price of the securities (or indices) hedged or used for cover which may cause a given hedge not to achieve its objective.

Swap Agreements. Interest rate swaps are subject to interest rate and credit risk. Total return swaps are subject to counterparty risk.

•

Equity Securities Risk — Investments in publicly issued equity securities in general are subject to market risks that may cause their prices to fluctuate over time and in turn cause the Fund’s net asset value to fluctuate.

•

Foreign Securities Risk — Indirectly investing in foreign instruments may involve greater risks than investing in domestic instruments. As a result, the Fund’s returns and net asset values may be affected to a large degree by fluctuations in currency exchange rates, political, diplomatic or economic conditions and regulatory requirements in other countries.

•

Interest Rate Risk — Debt securities have varying levels of sensitivity to changes in interest rates. The longer the maturity of a security, the greater the impact a change in interest rates could have on the security’s price.

•

Leverage Risk — The Fund may employ leveraged investment techniques, including the use of financial instruments to produce leveraged results as well as borrowing money for investment purposes. Use of leverage can magnify the effects of changes in the value of the Fund and makes the Fund’s returns more volatile, which may affect the performance of the Fund. The leveraged investment techniques that the Fund employs could cause investors in the Fund to lose more money in adverse environments.

•

Market Risk — The Fund is subject to market risks that can affect the value of its shares. These risks include political, regulatory, market and economic developments, including developments that impact specific economic sectors, industries or segments of the market.

•	Non-Diversification Risk — A non-diversified fund invests a high percentage of its assets in a limited number of securities, exposing the Fund to fluctuations in net asset value and total return.

•

Options and Futures Contracts Risk — Options and futures prices may diverge from prices of their underlying instruments. Losses may occur due to unanticipated market price movements, the lack of a liquid market for an option or futures contract at a particular time or premiums paid by a Fund.

•

Other Investment Companies (including Exchange-Traded Funds) Risk — Investments in the securities of other investment companies (including ETFs) may involve duplication of advisory fees and certain other expenses. By investing in another investment company or ETF, the Fund becomes a shareholder thereof. As a result, Fund shareholders indirectly bear the Fund’s proportionate share of the fees and expenses indirectly paid by shareholders of the other investment company or ETF, in addition to the fees and expenses Fund shareholders indirectly bear in connection with the Fund’s own operations. If the other investment company or ETF fails to achieve its investment objective, the value of the Fund’s investment will decline, adversely affecting the Fund’s performance. In addition, closed end investment company

DIREXION FUNDS PROSPECTUS	21

and ETF shares potentially may trade at a discount or a premium and are subject to brokerage and other trading costs, which could result in greater expenses to the Fund. Finally, because the value of other investment company or ETF shares depends on the demand in the market, the Adviser may not be able to liquidate the Fund’s holdings in those shares at the most optimal time, adversely affecting the Fund’s performance.

•	Security Selection Risk — Securities selected by the portfolio manager may perform differently than the overall market or may not meet the portfolio manager’s expectations.

•

Shorting Securities Risk — Short positions are designed to profit from a decline in the price of particular securities, baskets of securities or indices. The Fund will lose value if and when the instrument’s price rises – a result that is the opposite from traditional mutual funds.

•

Small- and Mid-Capitalization Companies Risk — Investing in the securities of small and mid capitalization companies involves greater risks and the possibility of greater price volatility than investing in more established, larger capitalization companies, since smaller companies may have more limited operating history, product lines, and financial resources than larger companies.

•

Valuation Time Risk — The Fund values its portfolio as of the close of regular trading on the NYSE (generally 4:00 p.m. Eastern time). Foreign market indices may close before the NYSE opens or may not be open for business on the same calendar days as the Fund. As a result, the daily performance of the Fund, if it tracks a foreign market index, can vary from the performance of that index.

Performance

The following performance information provides some indication of the risks of investing in the Fund. The bar chart shows the performance of the Fund’s Class A shares for the Fund’s first full calendar year. The table shows how the Fund’s average annual returns for the one-year and since inception periods compare with those of a broad-based market index for the same periods. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. The returns for the Fund’s other share classes would be different than the figures shown because each Class of shares has different expenses. Updated performance is available on the Fund’s website at www.direxionfunds.com or by calling the Fund toll-free at (800) 851-0511.

Direxion/Wilshire Dynamic Fund — Class A Shares

Calendar Year Total Returns as of December 31

*	The Fund’s year-to-date return as of December 31, 2011 was 0.68%.

During the period of time shown in the bar chart, the Fund’s highest calendar quarter return was 7.71% for the quarter ended September 30, 2010 and its lowest calendar quarter return was -7.72% for the quarter ended September 30, 2011.

Average Annual Total Returns (For the periods ended December 31, 2011)

	One Year	Since Inception (3/02/2009)
The Direxion/Wilshire Dynamic Fund — Class A Shares
Return Before Taxes	0.68%	17.73%
Return After Taxes on Distributions	-0.05%	16.37%
Return After Taxes on Distributions and Sale of Fund Shares	0.62%	14.65%
MSCI World Index
(reflects no deduction for fees, expenses or taxes)	-7.62%	19.51%
Barclays Capital Aggregate Bond Index
(reflects no deduction for fees, expenses or taxes)	7.84%	7.53%

After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).

Management

Investment Adviser. Rafferty Asset Management, LLC is the Fund’s investment adviser.

Investment Subadviser. Wilshire Associates Incorporated is the Fund’s investment subadviser.

22	DIREXION FUNDS PROSPECTUS

Portfolio Manager. Rafferty’s portfolio management team in connection with Wilshire’s portfolio management team has the day-to-day responsibility for managing the Fund’s asset allocation.

Portfolio Manager	Years of Service with the Fund	Primary Title
Paul Brigandi	Since Inception in 2009	Portfolio Manager
Cleo Chang	Since Inception in 2009	Vice President of Wilshire and Portfolio Manager of the Fund
James St. Aubin	Since Inception in 2009	Vice President of Wilshire and Portfolio Manager of the Fund

Purchase and Sale of Fund Shares

You may purchase or redeem Fund shares on any business day by written request via mail (Direxion Funds – Direxion/Wilshire Dynamic Fund, P.O. Box 701, Milwaukee, Wisconsin 53201-0701), by wire transfer, by telephone at (800) 851-0511, or through a financial intermediary. Purchases and redemptions by telephone are only permitted if you previously established these options on your account. The Fund accepts investment in the following minimum amounts:

Purchase Methods	Initial Purchases	Subsequent Purchases
Minimum Investment: Class A and Class C Shares Accounts	$2,500 or a lesser amount if you are a client of a securities dealer, bank or other financial institution.	$0
Minimum Investment: Retirement Accounts (401(k) plans, traditional individual retirement accounts (“IRAs”), and ROTH and spousal IRAs)	$1,000 or a lesser amount if you are a client of a securities dealer, bank or other financial institution.	$0
Minimum Investment Institutional Class Shares Accounts	$5,000,000	$0

Tax Information

The Fund’s distributions to you are taxable, and will be taxed as ordinary income or net capital gain, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA. Distributions on investments made through those arrangements, may be taxed later upon withdrawal of assets from them.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and/or its Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Direxion Long/Short Global IPO Fund

Investment Objective. The Direxion Long/Short Global IPO Fund (the “Fund”) seeks capital appreciation.

Fees and Expenses of the Fund. The tables that follow describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

	Class A shares		Class C shares	Institutional Class
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%		None	None
Maximum Deferred Sales Charge (Load) (as percentage of original purchase price or redemption proceeds, whichever is less)	1.00%	(1)	1.00%	None
Redemption Fee (as a percentage of amount redeemed on shares redeemed within 30 days of date of purchase, if applicable)	1.00%		None	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees of the Fund	0.75%		0.75%	0.75%
Distribution and/or Service (12b-1) Fees	0.25%		1.00%	None
Other Expenses (Operating Services Fee)	0.32%		0.32%	0.32%
Acquired Fund Fees and Expenses	0.08%		0.08%	0.08%

Total Annual Fund Operating Expenses(2)	1.40%		2.15%	1.15%

(1)

If you purchased $1 million or more of Class A shares of the Fund that were not otherwise eligible for a sales charge waiver and sell your Class A shares within 24 months of purchase, you may pay a 1.00% contingent deferred sales charge at the time of sale.

(2)

Total Annual Fund Operating Expenses for the Fund do not correlate to the “Ratios to Average Net Assets: Net Expenses” provided in the “Financial Highlights” section of the statutory prospectus, which reflects the operating expenses of the Fund and does not include acquired fund fees and expenses.

Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest

DIREXION FUNDS PROSPECTUS	23

$10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$779	$969	$1,274	$2,137
Class C Shares	$318	$673	$1,154	$2,483
Institutional Class	$117	$365	$633	$1,398

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$685	$969	$1,274	$2,137
Class C Shares	$218	$673	$1,154	$2,483

The example does not reflect sales charges (loads) on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes to shareholders who hold Fund shares in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 329% of the average value of its portfolio.

Principal Investment Strategy

During normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its nets assets (plus the amount of any borrowing for investment purposes) in equity securities issued in connection with initial public offerings (“IPOs”) and spin-offs of domestic and foreign issuers, including issuers in emerging markets, and financial instruments that provide exposure to these IPOs. These financial instruments include, but are not limited to: American and global depositary receipts; futures contracts; options on securities, indices and futures contracts; equity caps, collars and floors; swap agreements; forward contracts; reverse repurchase agreements; and exchange-traded funds (“ETFs”) and other investment companies. In addition, on a day-to-day basis, the Fund holds U.S. government securities, investment grade short-term fixed-income securities, money market instruments, overnight and fixed-term repurchase agreements, cash and/or other cash equivalents with maturities of one year or less to collateralize its derivatives exposure.

The Fund’s investments in IPOs will be positioned long or short, depending upon Rafferty Asset Management’s (“Rafferty” or the “Adviser”) outlook for an IPO. The Fund generates at least 40% of its exposure through positions, long or short, in non-U.S. issuers. In general, the Fund also will seek long and short exposure in a combination of IPOs and component securities of a broad based market index. For each dollar invested, the Fund would expect to have $1 of long exposure and $0.30 to $1 of short exposure to its selected portfolio securities. If the Fund is able to participate in IPOs at the offering price, it may be net long. The portfolio will be re-evaluated and modified on at least a monthly basis, however, modifications may occur more frequently. These modifications may result in a high portfolio turnover rate for the Fund.

The Fund may invest significantly in cash and/or cash equivalents for temporary defensive purposes.

The Fund is a “non-diversified” fund, meaning that a relatively high percentage of its assets may be invested in a limited number of issuers of securities.

Principal Investment Risks

An investment in the Fund entails risk. The Fund could lose money or its performance could trail that of other investment alternatives. Rafferty cannot guarantee that the Fund will achieve its objective. In addition, the Fund presents some risks not traditionally associated with most mutual funds. It is important that investors closely review and understand these risks before making an investment in the Fund. Turbulence in financial markets and reduced liquidity in equity, credit and fixed income markets could negatively affect many issuers worldwide, including the Fund. There is the risk that you could lose all or a portion of your money on your investment in the Fund.

•

Active and Frequent Trading Risk — The Fund engages in active and frequent trading, leading to increased portfolio turnover, higher transaction costs, and the possibility of increased net realized capital gains, including net short-term capital gain that will be taxable to shareholders as ordinary income when distributed to them.

•

Adverse Market Conditions Risk — The Fund’s performance will suffer during conditions that are adverse to its investment goals, including a broad stock market decline or a decline in the Fund’s particular holdings.

•	Adviser’s Investment Strategy Risk — While the Adviser seek to take advantage of investment opportunities for the Fund that will maximize its investment returns, there is no

24	DIREXION FUNDS PROSPECTUS

guarantee that such opportunities will ultimately benefit the Fund. There is no assurance that the Adviser’s investment strategy will enable the Fund to achieve its investment objective.

•

Counterparty Risk — The Fund may invest in financial instruments involving counterparties for the purpose of attempting to gain exposure to particular securities, asset classes, or an index without actually purchasing those securities or investments, or to hedge a position. The Fund may enter into swap agreements with a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. Swap agreements also may be considered to be illiquid.

•

Currency Exchange Rate Risk — Changes in foreign currency exchange rates will affect the value of the Fund’s investments in securities denominated in a country’s currency and the Fund’s share price. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars.

•

Derivatives Risk — The Fund uses investment techniques, including investments in derivatives, which may be considered aggressive. Investments in derivatives are subject to market risks that may cause their prices to fluctuate over time and may increase the volatility of the Fund. The use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. In addition, the Fund’s investments in derivatives are subject to the following risks:

Futures and Forward Contracts. There may be an imperfect correlation between the changes in market value of the securities held by the Fund and the prices of futures contracts. There may not be a liquid secondary market for the futures contracts. Forward currency transactions include the risks associated with fluctuations in currency.

Hedging Risk. If the Fund uses a hedging instrument at the wrong time or judges the market conditions incorrectly, the hedge might be unsuccessful, reduce the Fund’s investment return, or create a loss.

Options. There may be an imperfect correlation between the prices of options and movements in the price of the securities (or indices) hedged or used for cover which may cause a given hedge not to achieve its objective.

Swap Agreements. Interest rate swaps are subject to interest rate and credit risk. Total return swaps are subject to counterparty risk.

•

Emerging Markets Risk — Indirect investments in emerging markets instruments involve greater risks than investing in foreign instruments in general. Risks of investing in emerging market countries include political or social upheaval, nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets. There may also be risks from an economy’s dependence on revenues from particular commodities or industries. In addition, currency transfer restrictions, limited potential buyers for such instruments, delays and disruption in settlement procedures and illiquidity or low volumes of transactions may make exits difficult or impossible at times.

•

Equity Securities Risk — Investments in publicly issued equity securities in general are subject to market risks that may cause their prices to fluctuate over time and in turn cause the Fund’s net asset value to fluctuate.

•

Foreign Securities Risk — Indirectly investing in foreign instruments may involve greater risks than investing in domestic instruments. As a result, the Fund’s returns and net asset values may be affected to a large degree by fluctuations in currency exchange rates, political, diplomatic or economic conditions and regulatory requirements in other countries.

•

IPO Risk — The Fund invests in companies that have recently conducted an IPO. Special risks associated with IPOs may include a limited number of shares available for trading, unseasoned trading, lack of investor knowledge of the company and limited operating history, all of which may contribute to price volatility. Some of the companies involved in new industries may be regarded as developmental stage companies, without revenues or operating income, or the near-term prospects of revenues or operating income. Foreign IPOs are subject to “Risks of Investing in Foreign Instrument Risk” and “Currency Exchange Rate Risk” described above.

•

Leverage Risk — The Fund may employ leveraged investment techniques, including the use of financial instruments to produce leveraged results as well as borrowing money for investment purposes. Use of leverage can magnify the effects of changes in the value of the Fund and makes the Fund’s returns more volatile, which may affect the performance of the Fund. The leveraged investment techniques that the Fund employs could cause investors in the Fund to lose more money in adverse environments.

DIREXION FUNDS PROSPECTUS	25

•

Market Risk — The Fund is subject to market risks that can affect the value of its shares. These risks include political, regulatory, market and economic developments, including developments that impact specific economic sectors, industries or segments of the market.

•	Non-Diversification Risk — A non-diversified fund invests a high percentage of its assets in a limited number of securities, exposing the Fund to fluctuations in net asset value and total return.

•

Options and Futures Contracts Risk — Options and futures prices may diverge from prices of their underlying instruments. Losses may occur due to unanticipated market price movements, the lack of a liquid market for an option or futures contract at a particular time or premiums paid by a Fund.

•

Other Investment Companies (including Exchange-Traded Funds) Risk — Investments in the securities of other investment companies (including ETFs) may involve duplication of advisory fees and certain other expenses. By investing in another investment company or ETF, the Fund becomes a shareholder thereof. As a result, Fund shareholders indirectly bear the Fund’s proportionate share of the fees and expenses indirectly paid by shareholders of the other investment company or ETF, in addition to the fees and expenses Fund shareholders indirectly bear in connection with the Fund’s own operations. If the other investment company or ETF fails to achieve its investment objective, the value of the Fund’s investment will decline, adversely affecting the Fund’s performance. In addition, closed end investment company and ETF shares potentially may trade at a discount or a premium and are subject to brokerage and other trading costs, which could result in greater expenses to the Fund. Finally, because the value of other investment company or ETF shares depends on the demand in the market, the Adviser may not be able to liquidate the Fund’s holdings in those shares at the most optimal time, adversely affecting the Fund’s performance.

•	Security Selection Risk — Securities selected by the portfolio manager may perform differently than the overall market or may not meet the portfolio manager’s expectations.

•

Shorting Securities Risk — Short positions are designed to profit from a decline in the price of particular securities, baskets of securities or indices. The Fund will lose value if and when the instrument’s price rises – a result that is the opposite from traditional mutual funds.

•

Valuation Time Risk — The Fund values its portfolio as of the close of regular trading on the NYSE (generally 4:00 p.m. Eastern time). Foreign market indices may close before the NYSE opens or may not be open for business on the same calendar days as the Fund.

•

Volatile Markets Risk — The Fund attempts to capture the economic advantage of investing in equity securities of IPOs. Significant short-term price movements in those securities could adversely impact the performance.

Performance

The following performance information provides some indication of the risks of investing in the Fund. The bar chart shows the performance of the Fund’s Class A shares for the Fund’s first full calendar year. The table shows how the Fund’s average annual returns for the one-year and since inception periods compare with those of a broad-based market index for the same periods. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. The returns for the Fund’s other share classes would be different than the figures shown because each Class of shares has different expenses. Updated performance is available on the Fund’s website at www.direxionfunds.com or by calling the Fund toll-free at (800) 851-0511.

Direxion Long/Short Global IPO Fund — Class A Shares Calendar Year Total Returns as of December 31

*	The Fund’s year-to-date return as of December 31, 2011 was -21.81%.

During the period of time shown in the bar chart, the Fund’s highest calendar quarter return was -0.92% for the quarter ended March 31, 2011 and its lowest calendar quarter return was -13.45% for the quarter ended September 30, 2011.

26	DIREXION FUNDS PROSPECTUS

Average Annual Total Returns (For the periods ended December 31, 2011)

	One Year	Since Inception (3/01/2010)
The Direxion Long/Short Global IPO Fund — Class A Shares
Return Before Taxes	-21.81%	-8.66%
Return After Taxes on Distributions	-22.47%	9.68%
Return After Taxes on Distributions and Sale of Fund Shares	-13.31%	-7.61%
IPOX Global Long/Short Index (reflects no deduction for fees, expenses or taxes)	-9.85%	-5.55%

After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).

Management

Investment Adviser. Rafferty Asset Management, LLC is the Fund’s investment adviser.

Portfolio Manager. Rafferty’s portfolio management team has the day-to-day responsibility for managing the Fund’s asset allocation.

Portfolio Manager	Years of Service with the Fund	Primary Title
Paul Brigandi	Since 2011	Portfolio Manager
Tony Ng	Since 2011	Portfolio Manager

Purchase and Sale of Fund Shares

You may purchase or redeem Fund shares on any business day by written request via mail (Direxion Funds – Direxion Long/Short Global IPO Fund, P.O. Box 701, Milwaukee, Wisconsin 53201-0701), by wire transfer, by telephone at (800) 851-0511, or through a financial intermediary. Purchases and redemptions by telephone are only permitted if you previously established these options on your account. The Fund accepts investment in the following minimum amounts:

Purchase Methods	Initial Purchases	Subsequent Purchases
Minimum Investment: Class A and Class C Shares Accounts	$2,500 or a lesser amount if you are a client of a securities dealer, bank or other financial institution.	$0
Minimum Investment: Retirement Accounts (401(k) plans, traditional individual retirement accounts (“IRAs”), and ROTH and spousal IRAs)	$1,000 or a lesser amount if you are a client of a securities dealer, bank or other financial institution.	$0
Minimum Investment Institutional Class Shares Accounts	$5,000,000	$0

Tax Information

The Fund’s distributions to you are taxable, and will be taxed as ordinary income or net capital gain, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA. Distributions on investments made through those arrangements, may be taxed later upon withdrawal of assets from them.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and/or its Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

DIREXION FUNDS PROSPECTUS	27

DETAILS ABOUT THE FUNDS

This Prospectus relates to the Class A, Class C and Institutional Class shares of the Direxion Indexed Commodity Strategy Fund (the “Commodity Fund”), Direxion Indexed Managed Futures Strategy Fund (the “Futures Fund”), Direxion Currency Trends Strategy Plus Fund (the “Currency Fund”), Direxion/Wilshire Dynamic Fund (the “Dynamic Fund”) and Direxion Long/Short Global IPO Fund (the “Global IPO Fund”) (each a “Fund” and, collectively, the “Funds”). Rafferty Asset Management, LLC (“Rafferty” or “Adviser”), the investment adviser to the Funds, uses a number of investment techniques in an effort to achieve the stated goal for each Fund. In addition, Wilshire Associates Incorporated (“Wilshire”) serves as subadviser to the Dynamic Fund (“Subadviser”).

Events in the financial sector have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets. Both domestic and foreign equity markets could experience increased volatility and turmoil, and it is uncertain whether or for how long these conditions could continue. The U.S. government took a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that experienced extreme volatility, and in some cases a lack of liquidity. Reduced liquidity in equity, credit and fixed-income markets adversely affected many issuers worldwide. These events and possible continued market turbulence may have an adverse effect on the Funds.

Each Fund’s investment objective is not a fundamental policy and may be changed by the Fund’s Board of Trustees without shareholder approval.

Direxion Indexed Commodity Strategy Fund

Principal Investment Strategy. The Commodity Fund seeks investment results generally comparable to the performance of the Auspice Broad Commodity Index, which seeks to reflect trends (in either direction) in the commodities futures markets. The Commodity Fund will invest up to 25% of its total assets in a wholly owned and controlled subsidiary, the Direxion CTS Fund (the “CTS Subsidiary”). When viewed on a consolidated basis, the CTS Subsidiary is subject to the same investment restrictions and limitations, and follows the same compliance policies and procedures, as the Commodity Fund. The Commodity Fund, directly and/or indirectly through the CTS Subsidiary, invests in a combination of commodity-linked notes and swap contracts (collectively, “Financial Instruments”). The Commodity Fund may invest directly in certain Financial Instruments, exchange-traded Funds (“ETFs”) and other investment companies that provide exposure to commodities and equity securities, as well as fixed income securities that include U.S. government securities, investment grade short-term fixed-income securities, money market instruments, overnight and fixed-term repurchase agreements, cash, and other cash equivalents with maturities of one year or less. The Commodity Fund’s return is expected to be derived principally from the changes in the value of securities and its portfolio is expected to consist principally of securities.

The Commodity Fund will invest in the CTS Subsidiary. The Commodity Fund’s investment in the CTS Subsidiary may not exceed 25% of the value of its total assets, as measured at the end of the quarter of its taxable year. This limitation is imposed by the Internal Revenue Code of 1986, as amended. The CTS Subsidiary, which is organized under the laws of the Cayman Islands, is wholly owned and controlled by the Commodity Fund. The Commodity Fund invests in the CTS Subsidiary in order to gain exposure to the investment returns of the commodities markets within the limitations of the federal tax law requirements applicable to regulated investment companies. The CTS Subsidiary invests principally in commodity and financial futures, options and swap contracts and commodity-linked structured notes, as well as certain fixed-income investments intended to serve as margin or collateral for the CTS Subsidiary’s derivatives positions. Unlike the Commodity Fund, the CTS Subsidiary may invest without limitation in commodity-linked derivatives, though the CTS Subsidiary will comply with the same Investment Company Act of 1940, as amended (the “1940 Act”), asset coverage requirements with respect to its investments in commodity-linked derivatives that apply to the Commodity Fund’s transactions in these instruments. To the extent applicable, the CTS Subsidiary otherwise is subject to the same fundamental and non-fundamental investment restrictions as the Commodity Fund and, in particular, to the same requirements relating to portfolio leverage, liquidity, and the timing and method of valuation of portfolio investments and Fund shares described elsewhere in this Prospectus and in the SAI. The Commodity Fund is the sole shareholder of the CTS Subsidiary and does not expect shares of the CTS Subsidiary to be offered or sold to other investors.

The Commodity Fund is “non-diversified,” meaning that a relatively high percentage of its assets may be invested in a limited number of issuers of securities. The Commodity Fund pursues its investment objective regardless of the market conditions and does not take defensive positions.

28	DIREXION FUNDS PROSPECTUS

Direxion Indexed Managed Futures Strategy Fund

The Futures Fund is managed to track the performance of the Auspice Managed Futures Index (the “Index”), which seeks to reflect trends (in either direction) in the commodity, currencies and financial futures markets. The Futures Fund will invest up to 25% of its total assets in a wholly owned and controlled subsidiary, the Direxion MFS Fund (the “MFS Subsidiary”). When viewed on a consolidated basis, the MFS Subsidiary is subject to the same investment restrictions and limitations, and follows the same compliance policies and procedures, as the Futures Fund. The Futures Fund, directly and/or indirectly through its MFS Subsidiary, primarily invests in a combination of (long and short) commodity, currency and financial futures, commodity-linked notes, commodity-related equity options and swap contracts (collectively, “Financial Instruments”). The Futures Fund may invest directly in certain Financial Instruments, exchange-traded Funds (“ETFs”) and other investment companies that provide exposure to commodities and equity securities, as well as fixed income securities that include U.S. government securities, investment grade short-term fixed-income securities, money market instruments, overnight and fixed-term repurchase agreements, cash, and other cash equivalents with maturities of one year or less. The Futures Fund’s return is expected to be derived principally from the changes in the value of securities and its portfolio is expected to consist principally of securities.

The Futures Fund will invest in the MFS Subsidiary. The Futures Fund’s investment in the MFS Subsidiary may not exceed 25% of the value of its total assets at the end of any quarter of its taxable year. This limitation is imposed by the Internal Revenue Code of 1986, as amended. The MFS Subsidiary, which is organized under the laws of the Cayman Islands, is wholly owned and controlled by the Futures Fund. The Futures Fund invests in the MFS Subsidiary in order to gain exposure to the investment returns of the commodities markets within the limitations of the federal tax law requirements applicable to regulated investment companies. The MFS Subsidiary invests principally in commodity and financial futures, options and swap contracts, and commodity-linked structured notes, as well as certain fixed-income investments intended to serve as margin or collateral for the Subsidiary’s derivatives positions. Unlike the Futures Fund, the MFS Subsidiary may invest without limitation in commodity-linked derivatives, though the MFS Subsidiary will comply with the same Investment Company Act of 1940, as amended (the “1940 Act”), asset coverage requirements with respect to its investments in commodity-linked derivatives that apply to the Futures Fund’s transactions in these instruments. To the extent applicable, the MFS Subsidiary otherwise is subject to the same fundamental and non-fundamental investment restrictions as the Futures Fund and, in particular, to the same requirements relating to portfolio leverage, liquidity, and the timing and method of valuation of portfolio investments described elsewhere in this Prospectus and in the SAI. The Futures Fund is the sole shareholder of the MFS Subsidiary and does not expect shares of the MFS Subsidiary to be offered or sold to other investors.

The Futures Fund is a “non-diversified” fund, meaning that a relatively high percentage of its assets may be invested in a limited number of issuers of securities. The Futures Fund pursues its investment objective regardless of the market conditions and does not take defensive positions.

Direxion Currency Trends Strategy Plus Fund

Principal Investment Strategy. The Currency Fund is managed to track, after fees and expenses, 150% of the calendar month performance the Alpha Financial FX Trends Index (“FXTI”), while implementing a strategic overlay to maintain the Fund’s exposure to the FXTI between 145% and 155%. The Currency Fund invests primarily in currency and financial futures contracts, options and swap contracts (collectively, “Financial Instruments”), that provide leveraged and unleveraged exposure to the FXTI. The Currency Fund also may invest in exchange-traded Funds (“ETFs”) and other investment companies that provide exposure to currency, financial and equity securities. The Fund invests in fixed-income securities as investments and to collateralize its commodity-linked derivative exposure on a day-to-day basis. As a whole, the Fund’s investments are meant to track the investment returns of the Index within the limitations of the federal tax requirements applicable to regulated investment companies.

The Currency Plus Fund will attempt to achieve the same weightings among the Euro, Japanese Yen, Swiss Franc, Brazilian Real, British Pound, Canadian Dollar, Mexican Peso, Australian Dollar, New Zealand Dollar, Norwegian Krone and South African Rand as the FXTI, but may not, at all times, invest in the same underlying securities or derivatives. In addition, on a day-to-day basis, the Currency Fund will hold U.S. government securities, short-term fixed-income securities, money market instruments, overnight and fixed-term repurchase agreements, cash and other cash equivalents with maturities of one year or less to collateralize its derivatives exposure. Like the FXTI, as described below, the Currency Fund’s investments in each sector will be positioned long or short depending upon price trends within that sector. The Currency Fund will reposition its portfolio holdings following each month-end in accordance with the rebalancing of the FXTI, but may also

DIREXION FUNDS PROSPECTUS	29

rebalance its portfolio throughout the month to attempt to gain exposure equal to the target multiple of the FXTI. In general, the Currency Fund will rebalance when intra-month market fluctuations cause the Currency Fund’s exposure to the FXTI to exceed 155% or fall below 145%. Pursuant to this strategy, in periods of high market volatility, the Currency Fund may rebalance its portfolio as frequently as daily.

The Currency Fund is a “non-diversified” fund, meaning that a relatively high percentage of its assets may be invested in a limited number of issuers of securities. The Currency Fund pursues its investment objective regardless of the market conditions and does not take defensive positions.

Direxion/Wilshire Dynamic Fund

To achieve its investment objective, the Dynamic Fund combines a strategic asset allocation with a “tactical overlay” to position the Dynamic Fund defensively or aggressively, depending upon the outlook of the Subadviser. The Dynamic Fund’s investment objective is not a fundamental policy and may be changed by the Dynamic Fund’s Board of Trustees without shareholder approval.

Principal Investment Strategy. Under normal circumstances, the Dynamic Fund is managed by the Adviser pursuant to the Subadviser’s traditional asset allocation model which allocates approximately 60% of the Dynamic Fund’s total assets to equity securities and 40% to fixed income securities, with a tactical overlay to increase or decrease the Dynamic Fund’s risk exposure based on the Subadviser’s outlook for the market. The Subadviser’s tactical model evaluates asset class allocations on a monthly basis. In response to market conditions, the Subadviser may recommend that the Adviser rebalance the Dynamic Fund’s portfolio, use short positions and/or employ leverage in its tactical allocations. The Adviser will implement these strategies for the Dynamic Fund through the use of financial instruments, including futures contracts; options on securities, indices and futures contracts; equity caps, collars and floors; swap agreements; forward contracts, repurchase agreements and reverse repurchase agreements (collectively, “Financial Instruments”), to maximize the Dynamic Fund’s risk-adjusted return. There is no limit on the amount of the Dynamic Fund’s assets that may be invested in Financial Instruments.

The Subadviser’s traditional 60% equity and 40% fixed income asset allocation model defines the broad long-term guidelines for the Dynamic Fund’s portfolio. The Subadviser’s Tactical Asset Allocation (“TAA”) defines the short-term, generally minor, variations that the Subadviser will recommend that the Adviser employ to enhance returns or hedge risk by taking advantage of market pricing anomalies or strong market sectors.

The TAA methodology begins with its own set of asset class forecasts derived from proprietary analytic tools and universes. By comparing the Subadviser’s own forecasts with those forecasts of a universe of institutional investors, the Subadviser is able to identify asset classes that it believes are over- and under-valued. The differences between the Subadviser’s forecasts and those of the universe of institutional investors represent opportunities that can be exploited through disciplined tactical, or short-term, asset allocation strategies. The process of developing the tactical overlay begins with a pairing of asset classes or sub-classes such as equity and fixed income or domestic and international equity. These pairings also may include more narrow distinctions, such as large-cap versus small-cap equity, or investment- versus non-investment-grade bonds. On a monthly basis, the Subadviser recommends that the Adviser implement tactical allocation strategies designed to increase or decrease the risk of the portfolio by as much as 30%. The maximum aggressive tactical asset allocation would result in the Dynamic Fund’s net assets being exposed to the baseline allocation at 130%, meaning a leveraged portfolio with an effective 78% allocation to equities and a 52% allocation to fixed income. Conversely, the most conservative tactical allocation would result in the Dynamic Fund’s net assets being exposed to the baseline allocation at 70%, meaning a 42% allocation to equities and a 28% allocation to fixed income. This means that the Dynamic Fund’s equity investments may range from approximately 42% to 78% of the Dynamic Fund’s net assets and the Dynamic Fund’s fixed income investments may range from approximately 28% to 52% of the Dynamic Fund’s net assets. This investment strategy is intended to provide investors with a long-term market approach that incorporates increased or decreased risk exposure depending on the Subadviser’s expectation of short-term market risk or opportunity.

The equity portion of the Dynamic Fund’s portfolio is comprised of the common stocks, preferred stocks, convertible securities and warrants of U.S. and foreign issuers, including small and mid capitalization companies and open- and closed-end investment companies, ETFs and Financial Instruments that provide exposure to U.S. and foreign equity indices.

The fixed income portion of the Dynamic Fund’s portfolio is comprised of high-quality fixed income securities including investment-grade bonds, debt securities issued by U.S. government and corporate issuers and Financial Instruments. The Dynamic Fund defines investment-grade

30	DIREXION FUNDS PROSPECTUS

debt securities as those that are rated within the four highest ratings categories by Moody’s Investors Service®, Inc. (“Moody’s”) or S&P® Ratings Services (“S&P®”) or that are unrated but determined by the Fund’s adviser to be of quality equivalent to those within the four highest ratings of Moody’s or S&P®. The Dynamic Fund’s fixed income investments also may include short-term debt instruments that have terms-to-maturity of less than 397 days and exhibit high quality credit profiles, including U.S. government securities, repurchase agreements and money market funds. The Dynamic Fund may invest in high yield corporate debt securities, commonly referred to as “junk bonds.”

The Dynamic Fund is a “non-diversified,” meaning that a relatively high percentage of its assets may be invested in a limited number of issuers of securities. The Fund may invest in cash and/or cash equivalents for temporary defensive purposes at any given time. During such times, the Fund may not achieve its investment objective.

Direxion Long/Short Global IPO Fund

To achieve its investment objective, the Global IPO Fund invests in initial public offerings (“IPOs”) and spin-offs using a combined long/short strategy. The Global IPO Fund’s investment objective is not a fundamental policy and may be changed by the Global IPO Fund’s Board of Trustees without shareholder approval.

Principal Investment Strategy. The Global IPO Fund invests primarily in equity securities issued in connection with IPOs and spin-offs of domestic and foreign issuers, including issuers in emerging markets, and financial instruments that provide exposure to these IPOs. These financial instruments include, but are not limited to: American and global depositary receipts; futures contracts; options on securities, indices and futures contracts; equity caps, collars and floors; swap agreements; forward contracts; reverse repurchase agreements; and ETFs and other investment companies. In addition, on a day-to-day basis, the Global IPO Fund will hold U.S. government securities, investment grade short-term fixed-income securities, money market instruments, overnight and fixed-term repurchase agreements, cash and other cash equivalents with maturities of one year or less to collateralize its derivatives exposure. The Global IPO Fund’s investments in IPOs will be positioned long or short, depending upon the Adviser’s outlook for an IPO.

Under normal circumstances, the Global IPO Fund is managed by the Adviser pursuant to the global long/short strategy (“Strategy”). The Strategy classifies IPO’s as a distinct asset class for a substantial period of time in aftermarket trading. It is based on the concept that non-fundamental, institutional frictions (such as short-selling constraints, lack of analyst coverage or the “quiet” period) drive positive short-term IPO returns. However, the Strategy also is based on the belief that, while a large number of global companies go public over market cycles, relatively few such companies will perform well over the long-term due to a gradual correction of an initial overvaluation.

Pursuant to the Strategy, the Adviser constructs a long/short portfolio of IPO stocks using a well-defined quantitative index calculation procedure. The portfolio includes approximately +100% of IPOs from a dedicated FTSE Renaissance Global IPO Index (representing the Strategy’s “Long Component”) and approximately between -30% to -100% of exposure to one or more domestic or global broad based market indexes (representing the Strategy’s “Short Component”). Stocks selected for the Long Component include IPO stocks that have traded for fewer than two years, when they become seasoned equities. The Long Component reflects the investability of its constituents by using a free float-adjusted weighting approach and includes all institutionally-investable IPOs in developed and emerging markets, as defined by the FTSE Renaissance Global IPO Index, of operating companies that list with an initial investable market capitalization of at least $100 million. The Global IPO Fund may invest in an IPO at its initial offering price or at a period of time subsequent to the IPO.

The Global IPO Fund is a “non-diversified,” meaning that a relatively high percentage of its assets may be invested in a limited number of issuers of securities. The Fund may invest in cash and/or cash equivalents for temporary defensive purposes at any given time. During such times, the Fund may not achieve its investment objective.

DIREXION FUNDS PROSPECTUS	31

ADDITIONAL INFORMATION REGARDING CURRENCY FUND INVESTMENT

TECHNIQUES AND POLICIES

In seeking to achieve the Currency Fund’s investment objective, Rafferty uses statistical and quantitative analysis to determine the investments the Currency Fund makes and the techniques it employs. Rafferty relies upon a pre-determined model to generate orders that result in repositioning the Currency Fund’s investments in accordance with its investment objective. Using this approach, Rafferty determines the type, quantity and mix of investment positions that it believes in combination should produce monthly returns consistent with the Currency Fund’s objective. As a consequence, if the Currency Fund is performing as designed, the return of the index or benchmark will dictate the return for that Fund.

The Currency Fund generally will hold an optimized basket that represents its benchmark index. The use of an optimized basket by the Currency Fund, as compared to replicating the benchmark directly, is intended to maintain high correlation with, and similar aggregate characteristics (e.g., market capitalization and industry weightings) to, the benchmark index. The Currency Fund also may gain exposure to securities that are not included in the index or may overweight or underweight certain components of the index. The Currency Fund’s assets may be concentrated in an industry or group of industries to the extent that the Currency Fund’s benchmark index concentrates in a particular industry or group of industries. In addition, the Currency Fund is non-diversified, which means that it may invest in the securities of a limited number of issuers.

The Currency Fund has a clearly articulated goal which requires the Currency Fund to seek economic exposure in excess of its net assets. To meet its objectives, the Currency Fund invests in some combination of financial instruments so that it generates economic exposure consistent with Currency Fund’s investment objective.

On the last business day of each calendar month or at times when intra-month market fluctuations cause the Currency Fund’s exposure to its target index to exceed 155% or fall below 145% of the performance of the target index (collectively, the “Reposition Date”), the Currency Fund will position its portfolio to ensure that its exposure to its target index is repositioned to 150%. The impact of market movements between Reposition Dates will determine whether, and when, the portfolio needs to be repositioned. If the target index rises between Reposition Dates, the Currency Fund’s net assets should rise, meaning the Currency Fund’s exposure may need to be increased. Conversely, if the target index falls between Reposition Dates, the Currency Fund’s net assets should fall, meaning the Currency Fund’s exposure may need to be reduced. The Currency Fund’s portfolio may also need to be changed to reflect changes in the composition of its underlying index. Rafferty increases the Currency Fund’s exposure when its assets rise and reduces the Currency Fund’s exposure when its assets fall.

The Currency Fund is designed to provide investment results, before fees and expenses, of 150% of the calendar month performance of its target index, while implementing a strategic overlay to maintain the Currency Fund’s exposure to the target index between 145% and 155%. While Rafferty attempts to minimize any “tracking error” (the statistical measure of the difference between the investment results of the Currency Fund and the performance of its index or benchmark), certain factors will tend to cause the Currency Fund’s investment results to vary from the stated objective. The Currency Fund may have difficulty in achieving its investment objective due to fees and expenses, high portfolio turnover, transaction costs, significant purchase and redemption activity by shareholders and/or a temporary lack of liquidity in the markets for the securities held by the Currency Fund.

The Currency Fund invests significantly in swap agreements, options, including futures contracts, options on futures contracts, exchange-traded funds (“ETFs”) and financial instruments such as options on securities and stock indices options, and caps, floors and collars. Rafferty uses these types of investments to produce economically “leveraged” investment results. Leveraging allows Rafferty to generate a greater positive or negative return than what would be generated on the invested capital without leverage, thus changing small market movements into larger changes in the value of the investments of the Currency Fund.

By seeking leveraged investment results, an investment in the Currency Fund provides the potential for greater gains and losses relative to the performance of the Currency Fund’s target index. For example, if the FXTI gains 2% in a given calendar month, the Currency Fund would be expected to gain approximately 3%. Conversely, if the FXTI declines 2% in a given calendar month, the Currency Fund would be expected to lose 3%. However, for a period longer than between one Reposition Date and the next Reposition Date, the pursuit of the Currency Fund’s investment objective may result in leveraged compounding, which means that the return of the target index over a period of time greater than between one Reposition Date and the next Reposition Date, multiplied by the Currency Fund’s calendar month target (150%), generally will not equal the Currency Fund’s

32	DIREXION FUNDS PROSPECTUS

performance over that same period. As such, although federal regulations require that this prospectus include annualized performance and multi-year expense information for each Fund, investors should bear in mind that the Currency Fund seeks calendar month, and not annual, investment results. Consider the following examples:

Mary is considering investments in two Funds, Fund A and Fund B. Fund A is a traditional index fund which seeks (before fees and expenses) to match the performance of the XYZ index. Fund B is a leveraged Fund and seeks calendar month leveraged investment results (before fees and expenses) that correspond to 150% of the calendar month performance of the XYZ index. In addition, at times when intra-month market fluctuations cause Fund B’s exposure to the XYZ index to exceed 155% or fall below 145% of the performance of the XYZ Index (collectively, the “Reposition Date”), Fund B will position its portfolio to ensure that its exposure to the XYZ Index is repositioned to 150%.

In January, the XYZ index increases in value from $100 to $104, a gain of 4%. In February, the XYZ index declines from $104 back to $100, a loss of 3.85%. In the aggregate, the XYZ index has not moved.

An investment in Fund A would be expected to gain 4% in January and lose 3.85% in February to return to its original value. The following example assumes a $100 investment in Fund A when the index is also valued at $100:

Month	Index Value	Index Performance	Value of Investment
	$100.00		$100.00
January	$104.00	4.00%	$104.00
February	$100.00	-3.85%	$100.00

Assuming that the intra-month market fluctuations during January and February did not cause Fund B’s exposure to the XYZ index to exceed 155% or fall below 145%, the same $100 investment in Fund B would be expected to gain 5% in January (150% of 4%) but decline 5.78% in February.

Month	Index Performance	150% of Index Performance	Value of Investment
			$100.00
January	4.00%	5.00%	$105.00
February	-3.85%	-5.78%	$98.93

Although the percentage decline is smaller in February than the percentage gain in January, the loss is applied to a higher principal amount so the investment in Fund B has a loss even when the aggregate index value for the two-month period has not declined. (These calculations do not include the charges for expense ratio and the financing charges.)

As you can see, an investment in Fund B has higher rewards and risks due to the effects of leverage and compounding.

The Currency Fund is very different from most mutual funds. First, the Currency Fund pursues leveraged investment goals, which means that the Currency Fund is riskier than alternatives that do not use leverage because the Currency Fund magnifies the performance of the benchmark of an investment. Second, an investor who purchases shares on a day other than a Reposition Date will generally receive more, or less, than 150% exposure to the target index from that point until the next Reposition Date. The actual exposure is a function of the performance of the benchmark between one Reposition Date and the next Reposition Date. If a Currency Fund shareholder holds his or her shares through a Reposition Date or multiple Reposition Dates, the Currency Fund’s performance is likely to deviate from the multiple of the benchmark performance for the longer period. This deviation will increase with higher index volatility and longer holding periods. Further, the return for investors that invest for periods less than the period of time between one Reposition Date and the next Reposition Date may not be the product of the return of the target index for such shorter period.

For investments held through a Reposition Date or multiple Reposition Dates, volatility in the performance of the benchmark is the primary cause of any disparity between the Currency Fund’s actual returns, the product of the Currency Fund’s beta and the returns of the benchmark for such longer period. Volatility causes such disparity because it exacerbates the effects of compounding on the Currency Fund’s returns. For example, consider the following three examples:

Example 1 — Benchmark Index Experiences Low Volatility with no Intra-Month Rebalancing

Mary invests $10.00 in a Fund with the same investment objective as the Currency Fund. During Calendar Month 1, the Fund’s benchmark rises from 100 to 102, a 2% gain. Mary’s investment rises 3% to $10.30. Mary holds her investment through the end of Calendar Month 2, during which the Fund’s benchmark rises from 102 to 105, a gain of 2.94%. Mary’s investment rises to $10.75, a gain during Calendar Month 2 of 4.41%. For the two calendar month period since Mary invested in the Fund, the benchmark gained 5% although Mary’s investment increased by 7.5%. Because the benchmark index continued to trend upwards with low volatility, Mary’s return closely correlates to the 150% return of the return of the index for the period. Intra-month market fluctuations during Calendar Month 1 and Calendar Month 2 did not cause the Fund’s exposure to its

DIREXION FUNDS PROSPECTUS	33

target index to exceed 155% or fall below 145%, thus no intra-month rebalancing occurred.

Example 2 — Benchmark Index Experiences High Volatility Causing Intra-Month Rebalancing

Mary invests $10.00 on the last day of Calendar Month 1 in a Fund with the same investment objective as the Currency Fund. From the 1st day of Calendar Month 2 to the 5th day of Calendar Month 2, the Fund’s benchmark rises from 100 to 108, an 8% gain, and Mary’s investment rises 12% to $11.20. However, the Fund’s beta on the 5th day of Calendar Month 2 is now 144% instead of 150%, which it was on the 1st of Calendar Month 1. In accordance with its investment objective, the Fund on the 5th day of Calendar Month 2 repositions its exposure back to 150. Mary continues to hold her investment through the end of Calendar Month 2, during which the Fund’s benchmark declines from 108 to 100, a loss of 7.4%. Mary’s investment declines by 11.11%, from $10.45 to $9.96. For the period of time that Mary held shares of the Fund, the Fund’s benchmark index was flat, while Mary’s investment decreased from $10.00 to $9.96 a 0.4% loss. The volatility of the benchmark and the intra-month repositioning of the Fund’s exposure to the performance of the benchmark index affected the correlation between the benchmark index’s return for the period of time that Mary held shares of the Fund and Mary’s return. In this situation, Mary lost more than 1.5 times the return of the benchmark index.

Example 3 — Intra Month Investment with Volatility, but no Intra-Month Rebalancing

The examples above assumed that Mary purchased the Fund on the last day of the relevant calendar month and received exposure equal to 150% of her investment. If she made an investment on a subsequent day, she would have received a beta determined by the performance of the benchmark from the end of the prior calendar month until the date of the purchase.

Mary invests $10.00 in a Fund with the same investment objective as the Currency Fund. From the end of the prior calendar month until the day on which Mary invests, the index moves from 100 to 102, a 2% gain. In light of that gain, the Fund beta at the point at which Mary invests is 149%. During the remainder of Calendar Month 1, the Fund’s benchmark rises from 102 to 106, a gain of 3.92%, and Mary’s investment rises 5.83% (which is the benchmark gain of 3.92% multiplied by the 149% beta that she received) to $10.90. Mary continues to hold her investment through the end of Calendar Month 2, during which the Fund’s benchmark declines from 106 to 100, a loss of 5.66%. Mary’s investment declines by 8.49%, from $10.90 to $9.97. For the period of Mary’s investment, the Fund’s benchmark did not change and had a zero return, while Mary’s investment decreased from $10.00 to $9.97, a 0.3% loss. The volatility of the benchmark affected the correlation between the benchmark index’s return for the two calendar month period and Mary’s return. Mary was hurt because she missed the first 2% move of the benchmark and had a beta of 149% for the remainder of Calendar Month 1. Intra-month market fluctuations during Calendar Month 1 and Calendar Month 2 did not cause the Fund’s exposure to its target index to exceed 155% or fall below 145%, thus no intra-month rebalancing occurred.

The Currency Fund should be utilized only by sophisticated investors who (a) understand the risks associated with the use of leverage; and (b) understand the consequences of seeking leveraged investment results. Investors who do not understand the Currency Fund should not buy its shares. There is no assurance that the Currency Fund will achieve its objectives and an investment in the Currency Fund could lose money. No single Fund is a complete investment program.

34	DIREXION FUNDS PROSPECTUS

RISKS

An investment in any of the Funds entails risks. The Funds could lose money, or their performance could trail that of other investment alternatives. Neither Rafferty nor Wilshire can guarantee that the Funds will achieve their objectives. In addition, the Funds present some risks not traditionally associated with most mutual funds. It is important that investors closely review and understand these risks before making an investment in the Funds. Turbulence in financial markets and reduced liquidity in equity, credit and fixed income markets could negatively affect many issuers worldwide, including the Funds. The table below provides additional information regarding the risks of investing in the Funds. Following the table, each risk is explained.

	Direxion Indexed Commodity Strategy Fund	Direxion Indexed Managed Futures Strategy Fund	Direxion Currency Trends Strategy Plus Fund	Direxion/Wilshire Dynamic Fund	Direxion Long/Short Global IPO Fund
Active and Frequent Trading Risk	X	X	X	X	X
Adverse Market Conditions Risk	X	X	X	X	X
Adviser’s Investment Strategy Risk			X		X
Agriculture Investment Risk	X	X
Commodity-Linked Derivatives Risk	X	X
Counterparty Risk	X	X	X	X	X
Credit Risk	X	X	X	X
Currency Exchange Rate Risk	X	X	X		X
Currency Investment Risk		X	X
Debt Instrument Risk	X	X		X
Derivatives Risk	X	X	X	X	X
Effects of Compounding and Market Volatility Risk			X
Emerging Markets Risk	X	X	X		X
Energy Investment Risk	X	X
Equity Securities Risk	X	X	X	X	X
Foreign Securities Risk		X	X	X	X
Futures Contracts Risk	X	X	X
Gain Limitation Risk			X
High-Yield Securities Risk				X
Interest Rate Risk	X	X	X	X
Intra-Calendar Month Investment Risk			X
IPO Risk					X
Leverage Risk	X	X	X	X	X
Market Risk	X	X	X	X	X
Monthly Correlation Risk			X
Negative Implications of Monthly Goals in Volatile Markets			X
Non-Diversification Risk	X	X	X	X	X
Precious Metals Investment Risk	X	X
Options and Futures Contracts Risk				X	X
Other Investment Companies and ETFs Risk	X	X	X	X	X
Regulatory Risk	X	X
Sector Risk	X	X
Security Selection Risk				X	X
Shorting Securities Risk	X	X	X		X
Small- and Mid-Capitalization Companies Risk				X
Subsidiary Investment Risk	X	X
Tax Risk	X	X
Tracking Error Risk	X	X	X
Valuation Time Risk			X	X	X
Volatility Risk	X	X	X		X

DIREXION FUNDS PROSPECTUS	35

Active and Frequent Trading Risk

Each Fund may engage in active and frequent trading, leading to increased portfolio turnover, higher transaction costs, and the possibility of increased net realized capital gains, including net short-term capital gain that will be taxable to shareholders as ordinary income when distributed to them.

Adverse Market Conditions Risk

Each Fund’s performance will suffer during conditions that are adverse to its investment goals, including a broad stock market decline or a decline in a Fund’s particular holdings.

Adviser’s Investment Strategy Risk

For the Currency Fund and Global IPO Fund, while the Adviser seeks to take advantage of investment opportunities for the Funds that will maximize investment returns, there is no guarantee that such opportunities will ultimately benefit a Fund. There is no assurance that the Adviser’s investment strategy, as applicable, will enable a Fund to achieve its investment objective.

Agriculture Investment Risk

The Commodity Fund and Futures Fund may gain exposure to agricultural commodities. Those Funds also may gain exposure to the agriculture sector by directly or indirectly investing in equity securities issued by companies within that sector. Investments in the agriculture sector may be highly volatile and can change quickly and unpredictably due to a number of factors, including the supply of and demand of each commodity, legislative or regulatory developments relating to food safety, political, legal, financial, accounting and tax matters and other events that a Fund cannot control. In addition, increased competition caused by economic recession, labor difficulties and changing consumer tastes and spending can affect the demand for agricultural products, and consequently the value of investments in that sector. As a result, the price of an agricultural commodity could decline, which would adversely affect an investment in a Fund if it held that commodity.

Commodity-Linked Derivatives Risk

The Commodity Fund’s and the Futures Fund investment in their respective Subsidiaries generally will not exceed 25% of the value of each Fund’s total assets. The value of a commodity-linked derivative investment typically is based upon the price movements of a physical commodity (such as heating oil, precious metals, livestock, or agricultural products), a commodity futures contract or commodity index, or some other readily measurable economic variable. Commodity-linked derivatives provide exposure, which may include long and/or short exposure, to the investment returns of physical commodities that trade in the commodities markets without investing directly in physical commodities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, volatility of the underlying benchmark, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. The value of commodity-linked derivatives will rise or fall in response to changes in the underlying commodity or related index. Investments in commodity-linked derivatives may be subject to greater volatility than non-derivative based investments. A highly liquid secondary market may not exist for certain commodity-linked derivatives, and there can be no assurance that one will develop.

Commodity-linked derivatives also may be subject to credit and interest rate risks that in general affect the values of debt securities. Therefore, at maturity, the Fund may receive more or less principal than it originally invested. The Fund might receive interest payments that are more or less than the stated coupon interest payments.

Counterparty Risk

Each Fund may invest in financial instruments, including swap agreements, that enables a Fund to hedge a position or to gain exposure to securities or an index without investing in specific securities or instruments. Swap agreements are two-party contracts whereby the parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. Swap agreements expose a Fund to the risk that a counterparty may default and result in a loss to a Fund. Further, there is a risk that no suitable counterparties are willing to enter into, or continue to enter into, transactions with a Fund and, as a result, the Fund may not be able to achieve its investment objective.

Credit Risk

A Fund could lose money if the issuer of a debt security is unable to meet its financial obligations or goes bankrupt. A Fund could lose money if the issuer of a debt security in which it has a short position is upgraded or generally improves its standing. Credit risk usually applies to most debt securities, but generally is not a factor for U.S. government obligations.

36	DIREXION FUNDS PROSPECTUS

Currency Exchange Rate Risk

For certain Funds, in seeking exposure to foreign companies, changes in foreign currency exchange rates will affect the value of what a Fund owns and the Fund’s share price. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets. Additionally, the Fund may invest in a limited number of currencies. As a result, an increase or decrease in the value of any of these currencies would have a greater impact on the Fund’s net asset value (“NAV”) and total return than if the Fund held a more diversified number of currencies.

Currency Investment Risk

The performance of the Futures Fund and the Currency Fund in part is linked to the daily performance of the spot price of the exchange rates of foreign currencies. The price relationship between a foreign currency with the U.S. Dollar may be highly volatile and can change quickly and unpredictably due to a number of factors, including the supply of and demand of each currency, political, economic, legal, financial, accounting and tax matters and other events that the Fund cannot control, such as the possibility that exchange controls could be imposed or modified, the overall growth and performance of the local economies, the trade and current account balance between the relevant countries, wars, major disasters and other unforeseeable events. In addition, the official sector consists of central banks, other governmental agencies and multi-lateral institutions that buy, sell and hold foreign currencies as part of their reserve assets. The official sector holds a significant amount of foreign currencies that can be mobilized in the open market. In the event that future economic, political or social conditions or pressures require members of the official sector to buy or sell their currency simultaneously or in an uncoordinated manner, the demand for that foreign currency might not be sufficient to accommodate the sudden change in the supply of the foreign currency to the market. Consequently, the price of the foreign currency could decline, which would adversely affect an investment in the Fund if it held that currency.

Debt Instrument Risk

The Futures Fund may invest in, or seek exposure to, debt instruments. Debt instruments may have varying levels of sensitivity to changes in interest rates, credit risk and other factors. Typically, the value of outstanding debt instruments falls when interest rates rise. Debt instruments with longer maturities may fluctuate more in response to interest rate changes than instruments with shorter maturities. Many types of debt instruments are subject to prepayment risk, which is the risk that the issuer of the security will repay principal prior to the maturity date. Debt instruments allowing prepayment may offer less potential for gains during a period of declining interest rates. In addition, changes in the credit quality of the issuer of a debt instrument can also affect the price of a debt instrument, as can an issuer’s default on its payment obligations. Such factors may cause the value of an investment in the Fund to decrease.

Derivatives Risk

The Funds use investment techniques which may be considered aggressive, including investments in derivatives. The derivative instruments in which the Funds may invest include: (1) futures contracts; (2) swap agreements; and (3) options on securities, securities indices and futures contracts. Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. In addition, such instruments may experience potentially dramatic price changes (losses) and imperfect correlations between the price of the contract and the underlying security or index. This will increase the volatility of the Funds and may involve a small investment of cash relative to the magnitude of the risk assumed. The use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives, such as counterparty risk and the risk that the derivatives may become illiquid. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. The derivatives that the Funds may invest in include:

•

Futures. A futures contact is a contract to purchase or sell a particular security, or the cash value of an index, at a specified future date at a price agreed upon when the contract is made. Under such contracts, no delivery of the actual securities is required. Rather, upon the expiration of the contract, settlement is made by exchanging cash in an amount equal to the difference between the contract price and the closing price of a security or index at expiration, net of the variation margin that was previously paid.

DIREXION FUNDS PROSPECTUS	37

•

Forward Contracts. Forward contracts are two-party contracts pursuant to which one party agrees to pay the counterparty a fixed price for an agreed upon amount of commodities, securities, or the cash value of the commodities, securities or the securities index, at an agreed upon date. A forward currency contract is an obligation to buy or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract.

•

Options. An option is a contract that gives the purchaser (holder) of the option, in return for a premium, the right to buy from (call) or sell to (put) the seller (writer) of the option the security or currency underlying the option at a specified exercise price at any time during the term of the option (normally not exceeding nine months). The writer of an option has the obligation upon exercise of the option to deliver the underlying security or currency upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security or currency.

•

Options on Futures Contracts. An option on a futures contract provides the holder with the right to enter into a “long” position in the underlying futures contract, in the case of a call option, or a “short” position in the underlying futures contract in the case of a put option, at a fixed exercise price to a stated expiration date. Upon exercise of the option by the holder, the contract market clearing house establishes a corresponding short position for the writer of the option, in the case of a call option, or a corresponding long position, in the case of a put option.

•

Swap Agreements. In an interest rate swap, a Fund and another party exchange the right to receive interest payments on a security or other reference rate. The terms of the instrument are generally negotiated by a Fund and its swap counterparty. In a total return swap, one party agrees to pay the other party an amount equal to the total return on a defined underlying asset or a non-asset reference during a specified period of time. The underlying asset might be a security or basket of securities or a non-asset reference such as a securities index. In return, the other party would make periodic payments based on a fixed or variable interest rate or on a total return from a different underlying asset or non-asset reference.

Effects of Compounding and Market Volatility Risk

There can be no guarantee that the Currency Fund will achieve a high degree of correlation with its investment objective relative to its benchmark index. A failure to achieve a high degree of correlation may prevent the Currency Fund from achieving its investment objective. A number of factors may adversely affect the Currency Fund’s correlation with its benchmark, including fees, expenses, transaction costs, costs associated with the use of leveraged investment techniques, income items and accounting standards. The Currency Fund may not have investment exposure to all securities in its underlying benchmark index, or its weighting of investment exposure to such stocks or industries may be different from that of the index. In addition, the Currency Fund may invest in securities or financial instruments not included in the index underlying its benchmark. The Currency Fund may be subject to large movements of assets into and out of the Currency Fund, potentially resulting in the Currency Fund being over- or under-exposed to its benchmark. Activities surrounding monthly index reconstitutions and other index rebalancing or reconstitution events may hinder the Currency Fund’s ability to meet their monthly investment objective on the calendar-month end. The Currency Fund seeks to rebalance its portfolio monthly to keep leverage consistent with its monthly investment objective and to rebalance its portfolio intra-month when its exposure to its underlying index exceeds 155% or falls below 145%.

The Currency Fund does not attempt to, and should not be expected to, provide returns which are a multiple of the return of the its benchmark for periods other than a calendar month. The Currency Fund rebalances its portfolio on a calendar month-end basis, increasing exposure in response to that month’s gains or reducing exposure in response to that month’s losses. This means that, for a period longer than one month, the pursuit of monthly goals may result in monthly leveraged compounding. It also means that the return of an index over a period of time greater than one month multiplied by the Currency Fund’s daily target (150%) generally will not equal the Currency Fund’s performance over that same period.

As a result, over time, the cumulative percentage increase or decrease in the value of the Currency Fund’s portfolio may diverge significantly from the cumulative percentage increase or decrease in the multiple of the return of the Currency Fund’s underlying index due to the compounding effect of losses and gains on the returns of the Currency Fund. It also is expected that the Currency Fund’s use of leverage will cause it to underperform the compounded return of one and a half times its benchmark in a trendless or flat market.

The effect of compounding becomes more pronounced on the Currency Fund’s performance as its index experiences volatility. An index’s volatility rate is a statistical measure of the magnitude of fluctuations in the returns of the index.

38	DIREXION FUNDS PROSPECTUS

Emerging Markets Risk

For the Futures Fund, Currency Fund and the Global IPO Fund, indirect investments in emerging markets instruments involve greater risks than investing in foreign instruments in general. Risks of investing in emerging market countries include political or social upheaval, nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets. There may also be risks from an economy’s dependence on revenues from particular commodities or industries. In addition, currency transfer restrictions, limited potential buyers for such instruments, delays and disruption in settlement procedures and illiquidity or low volumes of transactions may make exits difficult or impossible at times.

Energy Investment Risk

The Commodity Fund and Futures Fund may gain exposure to energy commodities, such as oil, gasoline and natural gas. Those Funds also may gain exposure to the agriculture sector by directly or indirectly investing in equity securities issued by companies within that sector. Investments in the energy sector may be highly volatile and can change quickly and unpredictably due to a number of factors, including the legislative or regulatory changes, adverse market conditions, increased competition affecting the energy sector, financial, accounting and tax matters and other events that a Fund cannot control. In addition, the value of energy commodities may fluctuate widely due to the supply and demand.

As a result, the price of an energy commodity could decline, which would adversely affect an investment in a Fund if it held that commodity.

Equity Securities Risk

Investments in publicly issued equity securities, including common stocks, in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which a Fund invests will cause the net asset value of the Fund to fluctuate.

Foreign Securities Risk

A Fund indirectly investing in foreign instruments may involve greater risks than investing in domestic instruments. As a result, a Fund’s returns and net asset values may be affected to a large degree by fluctuations in currency exchange rates, political, diplomatic or economic conditions and regulatory requirements in other countries. The laws and accounting, auditing, and financial reporting standards in foreign countries typically are not as strict as they are in the United States, and there may be less public information available about foreign companies.

High-Yield Securities Risk

The Dynamic Fund may invest in high-yield securities. Investments in securities rated below investment grade or “junk bonds” generally involve significantly greater risks of loss of your money than an investment in investment grade bonds. Compared with issuers of investment grade bonds, junk bonds are more likely to encounter financial difficulties and to be materially affected by these difficulties. Rising interest rates may compound these difficulties and reduce an issuer’s ability to repay principal and interest obligations. Issuers of lower-rated securities also have a greater risk of default or bankruptcy. Additionally, due to the greater number of considerations involved in the selection of the fund’s securities, the achievement of the fund’s objective depends more on the skills of the portfolio manager than investing only in higher rated securities. Therefore, your investment may experience greater volatility in price and yield. High-yield securities may be less liquid than higher quality investments. A security whose credit rating has been lowered may be particularly difficult to sell.

Gain Limitation Risk

Rafferty will attempt to position the Currency Fund’s portfolio to ensure that it does not lose more than 90% of its net asset value in a given calendar month. The cost of such downside protection will be limitations on the Currency Fund’s gains. As a consequence, the Currency Fund’s portfolio may not be responsive to index movements beyond 60% in a given calendar month in a direction favorable to the Currency Fund. For example, if the Currency Fund’s target index were to gain 66%, it might be limited to a calendar month gain of 90% rather than 100%, which is 150% of the index gain of 66%.

Interest Rate Risk

Debt securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt security may fall when interest rates rise and may rise when interest rates fall. Securities with longer maturities and mortgage securities can be more sensitive to interest rate changes. In other words, the longer the maturity of a security, the greater the impact a change in interest rates could have on the security’s price. In addition, short-term and long-term interest rates do not necessarily move in the same amount or the same direction. Short-term securities tend to react to changes in short-term interest rates, and long-term securities tend to react to changes in long-term interest

DIREXION FUNDS PROSPECTUS	39

rates. The impact of an interest rate change may be significant for other asset classes as well, whether because of the impact of interest rates on economic activity or because of changes in the relative attractiveness of asset classes due to changes in interest rates. For instance, higher interest rates may make investments in debt securities more attractive, thus reducing investments in equities.

Intra-Calendar Month Investment Risk

The Currency Fund seeks calendar month leveraged investment results which should not be equated with seeking a leveraged goal for shorter than a calendar month. Thus, an investor who purchases shares on a day other than the last business day of a calendar month will likely have more, or less, than 150% leveraged investment exposure to the target index, depending upon the movement of the target index from the end of the prior calendar month until the point of purchase. If the target index moves in a direction favorable to the Currency Fund, the investor will receive exposure to the target index less than 150%. Conversely, if the target index moves in a direction adverse to the Currency Fund, the investor will receive exposure to the target index greater than 150%.

IPO Risk

The Global IPO Fund invests in companies that have recently conducted an IPO. Special risks associated with IPOs may include a limited number of shares available for trading, unseasoned trading, lack of investor knowledge of the company and limited operating history, all of which may contribute to price volatility. The limited number of shares available for trading in some IPOs may make it more difficult for the Global IPO Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. In addition, some IPOs are involved in relatively new industries or lines of business, which may not be widely understood by investors. Some of the companies involved in new industries may be regarded as developmental stage companies, without revenues or operating income, or the near-term prospects of revenues or operating income. Foreign IPOs are subject to “Risks of Investing in Foreign Instruments” and “Currency Exchange Rate” Risk described in this section.

Leverage Risk

As part of certain Fund’s principal investment strategy, a Fund will make investments in derivative instruments. These derivatives provide the economic effect of financial leverage by creating additional investment exposure, as well as the potential for greater loss. If a Fund uses leverage through activities such as borrowing, entering into short sales, purchasing securities on margin or on a “when-issued” basis or purchasing derivative instruments in an effort to increase its returns, a Fund has the risk of magnified capital losses. In addition, leverage may involve the creation of a liability that requires a Fund to pay interest.

Additionally, the Currency Fund is exposed to the risk that a decline in the calendar month performance of its target index will be leveraged. This means that, if the FXTI’s calendar month performance declines, your investment in the Currency Fund will be reduced by an amount equal to 1.5% for every 1% decline, not including the cost of financing the portfolio and the impact of operating expenses, which would further lower your investment. The Currency Fund could theoretically lose an amount greater than its net assets in the event of a decline of the FXTI in excess of 66%. Further, purchasing shares intra-calendar month may result in greater than 150% exposure to the performance of the target index if the target index declined between the end of the last calendar month and the time the investor purchased shares. The Fund repositions its portfolio whenever it deems it necessary to maintain exposure to the FXTI of not more than 155% and not less than 145%.

Market Risk

The value of a Fund’s holdings may decline in price because of changes in prices of its holdings, a broad stock market decline, or political, regulatory, market and economic developments, including developments that impact specific economic sectors, industries or segments of the market. These fluctuations could be a sustained trend or a drastic movement. The markets generally move in cycles, with periods of rising prices followed by periods of declining prices. The value of your investment may reflect these fluctuations.

Monthly Correlation Risk

There can be no guarantee that the Currency Fund will achieve a high degree of correlation with its investment objective relative to its benchmark index. A failure to achieve a high degree of correlation may prevent the Currency Fund from achieving its investment objective. A number of factors may adversely affect the Currency Fund’s correlation with its benchmark, including fees, expenses, transaction costs, costs associated with the use of leveraged investment techniques, income items, accounting standards and significant purchase and redemption activity by shareholders. The Currency Fund may not have investment exposure to all securities in its underlying benchmark index, or its weighting of investment exposure to

40	DIREXION FUNDS PROSPECTUS

such stocks or industries may be different from that of the index. In addition, the Currency Fund may invest in securities or financial instruments not included in the FXTI. The Currency Fund may be subject to large movements of assets into and out of the Currency Fund, potentially resulting in the Currency Fund being over- or under-exposed to its benchmark. Activities surrounding monthly index reconstitutions and other index repositioning or reconstitution events may hinder the Currency Fund’s ability to meet its calendar month leveraged investment objective in that month. The Currency Fund seeks to rebalance its portfolio monthly to keep leverage consistent with its calendar month leveraged investment objective. The Currency Fund may also reposition its portfolio intra-month to maintain exposure to the FXTI of not more than 155% and not less than 145%.

Negative Implications of Monthly Goals in Volatile Markets

The Currency Fund seeks to provide a return which is a multiple of the calendar month performance of its benchmark. It does not attempt to, and should not be expected to, provide returns which are a multiple of the return of the index for periods longer than a single month. The Currency Fund repositions its portfolio on the last business day of a given calendar month, increasing exposure in response to that calendar month’s gains or reducing exposure in response to that calendar month’s losses. If a decline of the FXTI reduces the amount of a shareholder’s investment, any further decline in calendar month performance will lead to a smaller dollar loss because the shareholder’s investment had already been reduced by the prior adverse performance. Equally, however, if an increase in the FXTI increases the amount of a shareholder’s investment, the dollar amount lost due to future declines will increase correspondingly.

Although the strategic overlay utilized by the Currency Fund is intended to minimize the effect of market volatility on its performance, its monthly repositioning nonetheless will impair the Currency Fund’s performance if the FXTI experiences volatility. For instance, it would be expected to lose 1.34% (as shown in Graph 1 below) if its index were flat over a hypothetical one year period during which its index experienced annualized volatility of 15%. If the index’s annualized volatility were to rise to 40%, the hypothetical loss for a one year period would widen to approximately 7.79% (as illustrated in Graph 2). An index’s volatility rate is a statistical measure of the magnitude of fluctuations in the returns of an index.

The following graphs assume that the Currency Fund perfectly achieves its investment objective. To isolate the impact of leverage, these graphs assume a) no dividends paid by the companies included on the index; b) no fund expenses; and c) borrowing/lending rates (to obtain required leverage) of zero percent. If fund expenses were included, the Currency Fund’s performance would be lower than that shown.

Graph 1 — Hypothetical Fund Performance With Lower Volatility

Graph 2 — Hypothetical Fund Performance With Higher Volatility

Non-Diversification Risk

Each of the Funds is non-diversified. A non-diversified fund invests a high percentage of its assets in a limited number of securities. A non-diversified fund’s net asset values and total returns may fluctuate more or fall greater in times of weaker markets than a diversified mutual fund.

DIREXION FUNDS PROSPECTUS	41

Other Investment Companies (including ETFs) Risk

Investments in the securities of other investment companies, including ETFs (which may, in turn, invest in equities, bonds, and other financial vehicles) may involve duplication of advisory fees and certain other expenses. By investing in another investment company or ETF, a Fund becomes a shareholder thereof. As a result, Fund shareholders indirectly bear the Fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company or ETF, in addition to the fees and expenses Fund shareholders indirectly bear in connection with the Fund’s own operations. If the other investment company or ETF fails to achieve its investment objective, the value of the Fund’s investment will decline, adversely affecting the Fund’s performance. In addition, closed-end investment company and ETF shares potentially may trade at a discount or a premium are subject to brokerage and other trading costs, which could result in greater expenses to a Fund. Finally, because the value of other investment company or ETF shares depends on the demand in the market, the Adviser may not be able to liquidate a Fund’s holdings in those shares at the most optimal time, adversely affecting the Fund’s performance.

Options and Futures Contracts Risk

The Funds may use options and futures contracts. The use of options and futures involves certain special risks, including the Adviser’s ability to predict market and interest rate movements. The value of options and futures is affected by volatility in the prices of underlying instruments. Imperfect or no correlation between the price of an option or futures contract and the price of an underlying instrument may result from differing levels of demand for options, futures and the underlying instrument, from differences in how options, futures and the underlying instruments are traded, and from the imposition of any daily price fluctuation limits or trading halts. Losses also may arise due to unanticipated market price movements, the lack of a liquid secondary market for an underlying instrument and from premiums paid by a Fund on a transaction.

Precious Metals Investment Risk

Prices of gold, silver or other precious metals, and of gold, silver and other precious metal related securities, historically have been very volatile. The Fund also may gain exposure to the agriculture sector by directly or indirectly investing in equity securities issued by companies within that sector. This may be due to a number of factors, including the changes in inflation, the outlook for inflation and changes in industrial and commercial demand for precious metals. Additionally, increased environmental or labor costs may depress the value of metal investments.

Further, changes in international monetary policies or economic and political conditions can affect the supply of precious metals, and consequently the value of metal investments. The United States or foreign governments may pass laws or regulations limiting metal investments for strategic or other policy reasons. The principal supplies of metal industries also may be concentrated in a small number of countries and regions. As a result of these conditions, the price of a precious metal could decline, which would adversely affect an investment in a Fund if it held that metal.

Regulatory Risk

The Commodity Fund and Futures Fund are subject to the risk that a change in U.S. law and related regulations will impact the way each Fund operates, increase the particular costs of each Fund’s operations and/or change the competitive landscape. In particular, there is no guarantee that the Commodity Fund or Futures Fund will be permitted to continue to indirectly invest in commodity-linked derivatives through their respective Subsidiaries. In addition, the Commodity Fund and Futures Fund currently are not deemed to be commodity pool operators or commodity pools under the Commodity Exchange Act and are not subject to registration or regulation as such under the Commodity Exchange Act (“CEA”). Any amendment to the CEA or its related regulations that subject each Fund to additional regulation may have adverse impacts on each Fund’s operations and expenses.

Sector Risk

Companies that are in similar businesses may be similarly affected by particular economic or market events which may, in certain circumstances, cause the value of securities of all companies in a particular sector of the market to change. To the extent the Fund has substantial holdings within a particular sector, the risks associated with that sector increase.

Security Selection Risk

Securities selected by the portfolio manager may perform differently than the overall market or may not meet the portfolio manager’s expectations. This may be a result of specific factors relating to an issuer’s financial condition or operations or changes in the economy, governmental actions or inactions, or changes in investor perceptions regarding the issuer.

42	DIREXION FUNDS PROSPECTUS

Shorting Securities Risk

Short positions are designed to profit from a decline in the price of particular securities, baskets of securities or indices. A short sale involves the theoretically unlimited risk of loss when the market value of the instruments sold short plus related transaction costs exceeds the proceeds to a Fund from the short sale. As a consequence, a Fund will lose value if and when the instrument’s price rises – a result that is the opposite from traditional mutual funds. The holder of a short position is responsible for paying the dividends and interest accruing on the short position. Because dividends and interest accruing on a short position is an expense to a Fund, the performance of a Fund may be adversely impacted by the cost of maintaining its short positions.

Small and Mid-Capitalization Companies Risk

The Dynamic Fund may invest in small- and mid-capitalization companies. Investing in the securities of small-capitalization and mid-capitalization companies involves greater risks and the possibility of greater price volatility than investing in more established, larger capitalization companies. Investments in mid-cap companies involve less risk than investing in small-cap companies. Smaller companies may have limited operating history, product lines, and financial resources, and the securities of these companies may lack sufficient market liquidity. Mid-cap companies often have narrower markets and more limited managerial and financial resources than larger, more established companies.

Subsidiary Investment Risk

The Commodity Fund and Futures Fund may invest in the CTS Subsidiary and MFS Subsidiary, respectively, (each a “Subsidiary” and collectively, the “Subsidiaries”). The Commodity Fund and Futures Fund’s investments in their Subsidiaries generally will not exceed 25% of the value of its total assets (ignoring any subsequent market appreciation in a Subsidiary’s value). This limitation is pursuant to the Internal Revenue Code of 1986, as amended, and is measured at each taxable year quarter-end. Each Subsidiary, which is organized under the laws of the Cayman Islands, is wholly owned and controlled by each Fund. The Commodity Fund and Futures Fund will invest in their respective Subsidiaries in order to gain exposure to the investment returns of the commodities markets within the limitations of the federal tax law requirements applicable to regulated investment companies. Each Subsidiary will invest principally in commodity and financial futures, options and swap contracts, as well as certain fixed-income investments intended to serve as margin or collateral for a Subsidiary’s derivatives positions. Unlike the Funds, each Subsidiary may invest without limitation in commodity-linked derivatives, though a Subsidiary will comply with the same 1940 Act asset coverage requirements with respect to its investments in commodity-linked derivatives that apply to the Commodity Fund and Futures Fund’s transactions in these instruments. To the extent applicable, each Subsidiary otherwise is subject to the same fundamental and non-fundamental investment restrictions as the Funds and, in particular, to the same requirements relating to portfolio leverage, liquidity, and the timing and method of valuation of portfolio investments and Fund shares, described elsewhere in this Prospectus and in the SAI. By investing in their respective Subsidiaries, the Commodity Fund and Futures Fund are indirectly exposed to the risks associated with a Subsidiary’s commodity-linked derivatives investments.

Each Subsidiary is not registered with the SEC as an investment company under the 1940 Act, and is not subject to the investor protections of the 1940 Act. As an investor in a Subsidiary, the Commodity Fund and Futures Fund do not have the same protections offered to shareholders of registered investment companies.

Each Fund and its Subsidiary may not be able to operate as described in this Prospectus in the event of changes to the laws of the United States or the Cayman Islands. If the laws of the Cayman Islands required each Subsidiary to pay taxes to a governmental authority, each Fund would be likely to suffer decreased returns.

Tax Risk

A Fund can qualify as a regulated investment company under Subchapter M of Chapter 1 of Subtitle A of the Internal Revenue Code of 1986, as amended, (“RIC”) only if, among other things, it derives at least 90% of its gross income each taxable year from “qualifying income.” Revenue Ruling 2006-1 (as modified by Revenue Ruling 2006-31) excludes from that category income from certain commodity-linked derivative contracts. The Commodity Fund and Futures Fund, therefore, will seek to restrict their income from derivatives, such as commodity-linked swaps, and other sources that do not generate qualifying income to a maximum of 10% of its annual gross income.

In recent years, the Internal Revenue Service (“IRS”) has issued numerous private letter rulings (“PLRs”) treating income from commodity-linked notes (as distinguished from commodity-linked derivatives) similar to those in which the Commodity Fund and Futures Fund may invest in the future as qualifying income; it also has issued numerous PLRs treating income derived from a wholly owned subsidiary similar to each Subsidiary as qualifying income even if the

DIREXION FUNDS PROSPECTUS	43

subsidiary itself invests in commodity-linked derivatives. Although a PLR may only be relied on by the taxpayer that receives it, and each Fund will not seek a PLR regarding its investments in commodity-linked notes and their respective Subsidiaries, each Fund intends to treat the income it derives from those investments as qualifying income based on the analysis in the PLRs mentioned above. There can be no assurance that the IRS will not change its position with respect to some or all of the conclusions it reached in those PLRs; if it did, and the changed position was upheld, the Commodity Fund and Futures Fund might be required to restructure their investments to satisfy the qualifying income requirement or might cease to qualify as a RIC. In the latter event, each Fund would be taxed for federal tax purposes as an ordinary corporation on the full amount of its taxable income without being able to deduct the distributions it makes to its shareholders, who would treat all those distributions as dividends to the extent of the Fund’s earnings and profits.

Tracking Error Risk

The Commodity Fund and Futures Fund’s returns may not match the returns of each Fund’s underlying index for a number of reasons. Similarly, several factors may affect the Currency Fund’s ability to achieve its calendar month target. For example, each Fund incurs a number of operating expenses not applicable to the respective index. In addition, a Fund may not be fully invested at all times, either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions. The return on the currencies, futures, or other derivatives positions taken by the Commodity Fund, Futures Fund or the Currency Fund, to replicate the performance of an underlying index (or track a multiple of it, as is the case with the Currency Fund), may not correlate precisely with the return of the underlying index.

Valuation Time Risk

The Funds value their portfolio as of the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern time). In some cases, foreign market indices close before the NYSE opens or may not be open for business on the same calendar days as the Funds. As a result, the daily performance of the Currency Fund and the Dynamic Fund that tracks a foreign market index can vary from the performance of that index.

Volatility Risk

The performance of the Commodity Fund, Futures Fund and Currency Fund are designed to correlate to the performances of their respective indexes. Significant short-term price movements in the components and market sectors that make up an index, could adversely impact the performance of both an index and a Fund. In addition, the net asset value of a Fund over short-term periods may be more volatile than other investment options because of the Fund’s significant use of financial instruments that have a leveraging effect.

The performance of the Global IPO Fund attempts to capture the economic advantage of investing in equity securities of IPOs. Significant short-term price movements in those securities could adversely impact the performance of the Fund.

44	DIREXION FUNDS PROSPECTUS

ABOUT YOUR INVESTMENT

Share Price of the Funds

A Fund’s share price is known as its NAV. The Funds’ share prices are calculated as of the close of regular trading, usually as of 4:00 p.m. Eastern time (“Valuation Time”), each day the NYSE is open for business (“Business Day”). The value of a Fund’s assets that trade in markets outside the United States or in currencies other than the U.S. dollar may fluctuate on days that foreign markets are open but the Funds are not open for business.

All shareholder transaction orders received in good form by the Funds’ transfer agent or an authorized financial intermediary by the close of regular trading (generally 4:00 p.m. Eastern time) will be processed at that day’s NAV.

Share price is calculated by dividing a Fund’s net assets by its shares outstanding. The Funds use the following methods to price securities held in their portfolios:

•

Equity securities listed and traded principally on any domestic or foreign national securities exchange are valued at the last sales price. Exchange traded funds are valued at the last sales price prior to Valuation Time. Securities primarily traded in the NASDAQ Global Market® are valued using the NASDAQ® Official Closing Price. Over-the counter securities are valued at the last sales price in the over-the-counter market. If, on a particular day, a security does not trade, then the mean between the closing bid and asked prices will be used;

•	Swap contracts are valued using the closing prices of the underlying benchmark and are determined by the swap counterparties and the Adviser;

•

Futures contracts are valued at (1) the settlement prices established each day on the exchange on which they are traded if the settlement price reflects trading prior to the Valuation Time or (2) at the last sales price prior to the Valuation Time if the settlement prices established by the exchange reflects trading after Valuation Time;

•	Options are valued at the composite price, using National Best Bid and Offer quotes;

•	Short-term debt securities with a maturity of 60 days or less and money market securities are valued using the “amortized” cost method;

•	Other debt securities are valued by using the closing bid and asked prices provided by the Funds’ pricing service or, if such prices are unavailable, by a pricing matrix method; and

•	Securities and other assets for which market quotations are unavailable or unreliable are valued at fair value estimates by the Adviser under the oversight of the Board of Trustees.

The Commodity Fund and Futures Fund may invest up to 25% of its total assets in the CTS Subsidiary and MFS Subsidiary, respectively. Each Subsidiary offers to redeem all or a portion of its shares every Business Day. The value of each Subsidiary’s shares will fluctuate with the value of its portfolio investments. Each Subsidiary uses the same pricing and valuation methodologies described above to price its shares.

Fair Value Pricing. Portfolio securities and other assets are valued chiefly by market prices from the primary market in which they are traded. Securities are priced at a fair value as determined by the Adviser, under the oversight of the Board of Trustees, when reliable market quotations are not readily available, the Funds’ pricing service does not provide a valuation for such securities, the Funds’ pricing service provides a valuation that in the judgment of the Adviser does not represent fair value, the Adviser believes that the market price is stale, or an event that affects the value of an instrument (a “Significant Event”) has occurred since the closing prices were established, but before the time as of which the Funds calculate their NAVs. Examples of Significant Events may include: (1) events that relate to a single issuer or to an entire market sector; (2) significant fluctuations in domestic or foreign markets; or (3) occurrences not tied directly to the securities markets, such as natural disasters, armed conflicts, or significant government actions. If such Significant Events occur, a Fund may value the instruments at fair value, taking into account such events when it calculates each Fund’s NAV. Fair value determinations are made in good faith in accordance with procedures adopted by the Board of Trustees. In addition, the Funds may also fair value an instrument if trading in a particular instrument is halted and does not resume prior to the closing of the exchange or other market.

Attempts to determine the fair value of securities introduce an element of subjectivity to the pricing of securities. As a result, the price of a security determined through fair valuation techniques may differ from the price quoted or published by other sources and may not accurately reflect the market value of the security when trading resumes. If a reliable market quotation becomes available for a security formerly valued through fair valuation techniques, Rafferty compares the market quotation to the fair value price to evaluate the effectiveness of the Funds’ fair valuation procedures.

DIREXION FUNDS PROSPECTUS	45

Rule 12b-1 Fees (Class A and Class C)

The Funds have adopted a distribution plan under Rule 12b-1 pursuant to which the Funds pay for distribution and services provided to Fund shareholders. Because 12b-1 fees are paid out of the Funds’ assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Pursuant to the plan, the Class A shares of each Fund may pay an annual Rule 12b-1 fee of up to 1.00% of the average daily net assets. The Board has currently authorized the Class A shares of each Fund covered by the plan to pay a maximum annual Rule 12b-1 fee of 0.25% of the average daily net assets of the Fund’s Class A shares.

Under an agreement with the Funds, your registered investment adviser, financial planner, broker-dealer or other financial intermediary (“Financial Advisor”) may receive Rule 12b-1 fees and/or shareholder services fees from the Funds. In exchange, your Financial Advisor may provide a number of services, such as: placing your orders and issuing confirmations; providing investment advice, research and other advisory services; handling correspondence for individual accounts; acting as the sole shareholder of record for individual shareholders; issuing shareholder statements and reports; executing daily investment “sweep” functions; and other shareholder services as described in the Funds’ SAI. For more information on these and other services, you should speak directly to your Financial Advisor. Your Financial Advisor may charge additional account fees for services beyond those specified above.

Class A and Class C Shares

The Funds offer Class A and Class C shares. Both share classes are offered primarily by authorized securities brokers and other financial intermediaries. Both share classes of each Fund pay a Rule 12b-1 fee as shown in the table below.

	Class A	Class C
Sales Charge (Load) Imposed on Purchases	5.50%	None.
Contingent deferred sales Charge (“CDSC”)	1.00% if shares are redeemed within 24 months of purchase (CDSC waived for Employer Retirement Plans).*	1.00% if shares are redeemed within 12 months of purchase.
Distribution/Service (Rule 12b-1) Fee	0.25%	1.00%
Redemption Fee	1.00%	None.

*	On purchases of Class A shares of $1 million or more.

Class A Shares

Please note that an up-front sales charge is associated with the purchase of Class A shares unless you qualify for a waiver of the sales charge.

You may purchase Class A shares at the “offering price,” which is a price equal to their NAV, plus a sales charge imposed at the time of purchase. Class A shares currently are subject to ongoing distribution and service (Rule 12b- 1) fees as described above under “Rule 12b-1 Fees.” If you choose to invest in Class A shares, you will pay a sales charge at the time of each purchase. The table below shows the charges both as a percentage of offering price and as a percentage of the amount you invest. Because of rounding of the calculation in determining the sales charges, you may pay more or less than what is shown in the tables below. If you invest more, the sales charge will be lower.

Amount of Transaction		Sales Charge as a % Of Offering Price		Sales Charge as a % of Net Asset Value		Dealers Reallowance as a % of Offering Price
At Least	But Less than
$0	$50,000	5.50%		6.10%		5.00%
$50,000	$100,000	4.75%		4.99%		4.25%
$100,000	$250,000	3.75%		3.90%		3.25%
$250,000	$500,000	2.75%		2.83%		2.50%
$500,000	$1,000,000	2.00%		2.04%		1.75%
$1,000,000	and above	0.00%	*	0.00%	*	1.00%	*

*	You may purchase Class A Shares without an initial sales charge when you invest $1 million or more in Class A Shares. However, if you sell your Class A shares within 24 months of purchase, you will pay a 1.00% CDSC based on the original purchase price or redemption proceeds, whichever is lower. The CDSC is used to reimburse Rafferty Capital Markets, LLC, the Funds’ distributor, (the “Distributor”) for paying your financial intermediary a sales commission up to a total of 1.00% of the purchase price of your Class A investment in connection with your initial purchase if your initial purchase is over $1 million. A finder’s fee of 1.00% may be paid directly or indirectly by the Adviser to the dealer for investments of $1 million or more. The Class A shares CDSC is waived for eligible Employer Retirement Plans.

Reduction or Waiver of Sales Charge. The Funds offers a number of ways to reduce or eliminate the up-front sales charge on Class A shares. Such reductions or waivers may apply for:

•	Purchases under a Right of Accumulation or Letter of Intent;

46	DIREXION FUNDS PROSPECTUS

•	Certain programs of selected securities dealers and other financial intermediaries that have an agreement with the Distributor or its affiliates;

•	Certain wrap or other fee-based programs offered by financial intermediaries;

•	Certain registered representatives (and their immediate family members as described below under “Right of Accumulation”) or brokers-dealers who act as selling agents;

•

Certain bank or broker-affiliated trust departments investing funds over which they exercise exclusive discretionary investment authority and that are held in a fiduciary, agency, advisory, custodial or similar capacity; or

•

Certain (i) investors purchasing on a periodic fee, asset-based fee or no transaction fee basis through a broker-dealer sponsored mutual fund purchase program; and (ii) clients of investment advisers, financial planners or other financial intermediaries that charge periodic or asset-based fees for their services.

The policy of waiving the up-front sale charge for certain redemptions may be modified or discontinued, with respect to new shareholders, at any time.

Right of Accumulation. You may combine your new purchase of Class A shares with other Class A shares currently owned by you, your spouse, and/or your children under age 21 for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases. The applicable sales charge for the new purchase is based on the total of your current purchase and the current NAV of all other shares you, your spouse and/or your children under age 21 own. You will need to notify the Fund or your financial intermediary at the time of purchase of any other accounts that exist.

Letter of Intent. By signing a Letter of Intent (“LOI”) you can reduce your Class A sales charge. Your individual purchases will be made at the applicable sales charge based on the amount you intend to invest over a 13-month period. The LOI will apply to all purchases of Class A shares. Any shares purchased within 30 days of the date you sign the letter of intent may be used as credit toward completion, but the reduced sales charge will only apply to new purchases made on or after that date. Purchases resulting from the reinvestment of dividends and capital gain distributions do not apply toward fulfillment of the LOI. Shares equal to 5.50% of the amount of the LOI will be held in escrow during the 13-month period. If, at the end of that time the total amount of purchases made is less than the amount intended, you will be required to pay the difference between the reduced sales charge and the sales charge applicable to the individual purchases had the LOI not been in effect. This amount will be obtained from redemption of the escrow shares. Any remaining escrow shares will be released to you. If you establish an LOI with a Fund you can aggregate your accounts as well as the accounts of your immediate family members under age 21. You will need to provide written instruction with respect to the other accounts whose purchases should be considered in fulfillment of the LOI. You will need to notify the Fund or your financial intermediary at the time of purchase of any other accounts that exist.

Class C Shares

Please note that a CDSC is associated with the purchase of Class C shares. You should carefully consider the sales charges and expense structures associated with each share class when deciding to invest in Class C shares of a Fund.

Class C shares are sold at a Fund’s NAV. There is no up-front sales charge, so that the full amount of your purchase is invested in the Fund. However, if you sell your Class C shares within 12 months of purchase, you will pay a 1.00% CDSC based on the original purchase price or redemption proceeds, whichever is lower. The CDSC is used to reimburse the Distributor for paying your financial intermediary a sales commission up to a total of 1.00% of the purchase price of your Class C investment in connection with your initial purchase.

Waiver of CDSC. The CDSC will be waived for the redemption of Class C Shares:

•	purchased through a financial intermediary that has entered into arrangements with the Distributor to forego receipt of an initial sales commission;

•	purchased by reinvesting dividends;

•	following the death or disability of a shareholder; or

•	resulting from a Fund exercising its right to redeem accounts that maintain a balance below the current applicable minimum investment.

The policy of waiving the CDSC for certain redemptions may be modified or discontinued, with respect to new shareholders, at any time.

DIREXION FUNDS PROSPECTUS	47

Institutional Class Shares

The Funds offer Institutional Class shares. There are no sales loads associated with the purchase of the Institutional Class. Institutional Class Shares are sold by Financial Advisors that provide services to the Funds. Institutional Class shares of each Fund do not pay Rule 12b-1 fees.

Additional Payments to Financial Intermediaries

The Adviser (and its affiliates) may make substantial payments to financial intermediaries and service providers for distribution and/or shareholder servicing activities, out of their own resources, including the profits from the advisory fees the Adviser receives from the Funds. These payments may be made to financial intermediaries for marketing, promotional or related expenses. These payments, sometimes referred to as “revenue sharing,” do not change the price paid by investors to purchase shares of the Funds or the amount investors in the Funds would receive as proceeds from the redemption of such shares and will not increase the expenses of investing in the Funds.

Examples of “revenue sharing” payments include, but are not limited to, payment to financial institutions for “shelf space” or access to a third-party platform or portfolio offering list or other marketing programs, including, but not limited to, inclusion of a Fund on preferred or recommended sales lists, mutual fund “supermarket” platforms and other formal sales programs; granting the Adviser access to the financial institution’s sales force; granting the Adviser access to the financial institution’s conferences and meetings; assistance in training and educating the financial institution’s personnel; and obtaining other forms of marketing support. Revenue sharing payments also may be made to financial intermediaries that provide various services to the Funds, including but not limited to, record keeping, shareholder servicing, transaction processing, sub-accounting services and other administrative services. The Adviser may make other payments or allow other promotional incentives to financial intermediaries to the extent permitted by the SEC, by the Financial Industry Regulatory Authority, Inc. (“FINRA”) and by other applicable laws and regulations.

The level of revenue sharing payments made to financial intermediaries may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of a Fund attributable to the financial institution, or other factors as agreed to by the Adviser and the financial institution or any combination thereof. The amount of these revenue sharing payments is determined at the discretion of the Adviser from time to time, may be substantial, and may be different for different financial institutions depending upon the services provided by the financial institution. Such payments may provide an incentive for the financial institution to make shares of a Fund available to its customers and may allow the Funds greater access to the financial institution’s customers.

Shareholder Services Guide

You may invest in the Funds through traditional investment accounts, including Automatic Investment Plans, individual retirement accounts (“IRAs”) (including Roth IRAs), self-directed retirement plans or company sponsored retirement plans. Applications and descriptions of any service fees for retirement or other accounts are available directly from the Funds. You may invest directly with the Funds or through certain financial intermediaries. If you open your account through a financial intermediary then your financial intermediary will ordinarily assist you in completing the necessary application. Any transaction effected through a financial intermediary may be subject to a processing fee. The minimum initial investment is set forth below. Rafferty may waive these minimum requirements at its discretion. Contact Rafferty if you need additional information or assistance.

Shares of the Funds have not been registered for sale outside of the United States. The Funds generally do not sell shares to investors residing outside of the United States, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO or FPO addresses.

The Funds offer the option to submit purchase orders through your financial intermediary or to send purchase orders to the Funds as described in the table below.

Purchase Methods	Initial Purchases	Subsequent Purchases
Minimum Investment: Class A and Class C shares Accounts	$2,500 or a lesser amount if you are a client of a securities dealer, bank or other financial institution.*	$0

48	DIREXION FUNDS PROSPECTUS

Purchase Methods	Initial Purchases	Subsequent Purchases
Minimum Investment: Retirement Accounts (Regular, Roth and Spousal IRAs)	$1,000 or a lesser amount if you are a client of a securities dealer, bank or other financial institution.*	$0
Minimum Investment Institutional Class Accounts	$5,000,000	$0
By Mail

•Complete and sign your Application. Remember to include all required documents (if any).

•Make a check payable to “Direxion Funds” and indicate the Fund you would like to purchase.

•Send the signed Application and check to:

Direxion Funds

P.O. Box 701

Milwaukee, Wisconsin 53201-0701

(Do not send via express mail or overnight delivery to the P.O. Box address.)

•Complete an Investment Slip or provide written instructions with your name, account number and the fund in which you would like to invest.

•Make a check payable to “Direxion Funds” and indicate the Fund you would like to purchase and your account number.

•Send the Investment Slip and check to:

Direxion Funds

P.O. Box 701

Milwaukee, Wisconsin 53201-0701

By Wire

•Contact Direxion at (800) 851-0511 to make arrangements to send in your Application via facsimile or mail.

•Mail the Application according to instructions the representative will give you.

Direxion Funds

P.O. Box 701

Milwaukee, Wisconsin 53201-0701

•Call (800) 851-0511 to: (a) confirm receipt of the Application; (b) receive an account number; and (c) receive a confirmation number.

Wired funds must be received prior to market close to be eligible for same day pricing. The Funds and U.S. Bank, N.A. are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system or from incomplete wiring instructions.

•Contact Direxion at (800) 851-0511 with your account number, the amount wired and the Fund(s) in which you want to invest.

•You will receive a confirmation number; retain your confirmation number.

•Instruct your bank to wire the money to:

US Bank NA, Milwaukee, WI 53202

ABA 075000022

Credit: US Bancorp Fund Services, LLC

ACCT # 112-952-137

FFC: Direxion Funds

(Your name and Direxion Account Number)

DIREXION FUNDS PROSPECTUS	49

Purchase Methods	Initial Purchases	Subsequent Purchases
By Telephone

•You must have elected the “Purchase by Telephone” option on your Application, your account must be open for 15 days and you must have banking information established on your account prior to purchasing shares by telephone.

•The minimum telephone purchase is $500.00.

•Contact Direxion at (800) 851-0511 to purchase additional shares of the Fund(s). Orders will be accepted via the electronic funds transfer through the Automated Clearing House (“ACH”) network.

•Shares will be purchased at the NAV calculated on the day your order is placed provided that your order is received prior to market close.

Through Financial Intermediaries	Contact your financial intermediary.	Contact your financial intermediary.

*	The Adviser may set different investment minimums for certain securities dealers, banks, and other financial institutions that provide certain shareholder services or omnibus processing for the Funds in fee-based mutual fund programs.

Contact Information

By Telephone	(800) 851-0511
Fax	(Faxes may be accepted, but must be pre-authorized by a representative. Please call (800) 851-0511 to receive authorization and the fax number.)
Internet	www.direxionfunds.com
Regular Mail	Direxion Funds P.O. Box 701 Milwaukee, Wisconsin 53201-0701
Overnight Mail	Direxion Funds Mutual Fund Services — 3rd Floor 615 East Michigan Street Milwaukee, Wisconsin 53202

50	DIREXION FUNDS PROSPECTUS

If you opened your shareholder account through a financial intermediary, you will ordinarily submit your exchange or redemption order through that financial intermediary. You may also exchange or redeem Fund shares as described in the following table.

Instructions for Exchanging or Redeeming Shares

By Mail	Send written instructions sufficient to process your request to: Direxion Funds P.O. Box 701 Milwaukee, Wisconsin 53201-0701
By Telephone	(800) 851-0511 for Individual Investors (877) 437-9363 for Financial Professionals
By Internet	Log on to www.direxionfunds.com. Establish an account ID and password by following the instructions on the site. Follow the instructions on the site.
Through Financial Intermediaries	Contact your financial intermediary.

DIREXION FUNDS PROSPECTUS	51

ACCOUNT AND TRANSACTION POLICIES

Payment for Shares. All purchases must be made in U.S. dollars through a U.S. bank. The Funds will not accept payment in cash or money orders. The Funds also do not accept cashier’s checks in amounts of less than $10,000. In addition, to prevent check fraud, the Funds do not accept third party checks, U.S. Treasury checks, credit card checks, traveler’s checks, or starter checks for the purchase of shares. We are unable to accept post-dated checks, post-date on-line bill pay checks or any conditional order or payment. If your check does not clear, you will be charged a $25.00 fee. In addition, you may be responsible for losses sustained by the Fund for any returned payment.

You will receive written confirmation by mail, but we do not issue share certificates.

Anti-Money Laundering Program. The Funds’ transfer agent will verify certain information from investors as part of the Funds’ anti-money laundering program.

The USA PATRIOT Act of 2001 requires financial institutions, including the Funds, to adopt certain policies and programs to prevent money laundering activities, including procedures to verify the identity of customers opening new accounts. When completing a new account Application, you will be required to supply your full name, date of birth, social security number and permanent street address to assist in verifying your identity. Mailing addresses containing only a P.O. Box will not be accepted. Until such verification is made, the Funds may temporarily limit additional share purchases. In addition, the Funds may limit additional share purchases or close an account if they are unable to verify a shareholder’s identity. As required by law, the Funds may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct.

If the Funds do not have a reasonable belief of the identity of a shareholder, the account will be rejected or the shareholder will not be allowed to perform a transaction on the account until such information is received. The Funds may also reserve the right to close the account within five Business Days if clarifying information and/or documentation is not received.

Good Form. Good form means that your purchase (whether direct or through a financial intermediary) is complete and contains all necessary information, has all supporting documentation (such as trust documents, beneficiary designations, proper signature guarantees, IRA rollover forms, etc.) and is accompanied by sufficient purchase proceeds. For a purchase request to be in good form, it must include: (1) the name of the Fund; (2) the dollar amount of shares to be purchased; and (3) your purchase Application or investment stub. An Application that is sent to the transfer agent does not constitute a purchase order until the transfer agent processes the Application and receives correct payment by check or wire transfer. The Funds do not consider the U.S. Postal Service or other independent delivery services to be its agents.

Certain transactions through a financial intermediary may not be deemed in good form if such financial intermediary failed to properly notify the Funds of such trade or trades. In particular, financial intermediaries that transact in shares of the Funds through Fundserv must, in many cases, notify the Funds of trades before placing them in the Fundserv system. In the event that a financial intermediary transacts in shares of the Funds through the Fundserv system without notifying the Funds of such trades in advance, such transaction may be deemed not to have been received in good order. In practice, this means that a confirmation from a financial intermediary is not binding on the Funds. In the event that a trade is deemed not to have been received in good form, for whatever reason, a purchase, redemption or exchange request may be rejected or canceled and, in the event of a redemption which is canceled, the Funds shall have the right to a return of proceeds. Cancellation of a trade is processed at the NAV at which the trade was originally received and is ordinarily completed the next Business Day. Please contact your financial intermediary to determine how it processes transactions in shares of the Funds.

Financial Intermediaries. If you opened your shareholder account through a financial intermediary, you will ordinarily submit your transaction orders through that financial intermediary. Financial intermediaries are responsible for placing orders promptly with the Funds and forwarding payment promptly, as well as ensuring that you receive copies of the Funds’ Prospectus. Financial intermediaries may charge fees for the services they provide to you in connection with processing your transaction order or maintaining your account with them. Each intermediary also may have its own rules about share transactions, limits on the number of share transactions you are permitted to make in a given time period, and may have earlier cut-off times for processing your transaction. For more information about your financial intermediary’s rules and procedures, you should contact your financial intermediary directly.

Order Policies. There are certain times when you may be unable to sell shares of the Funds or proceeds may be

52	DIREXION FUNDS PROSPECTUS

delayed. This may occur during emergencies, unusual market conditions or when the Funds cannot determine the value of their assets or sell their holdings. The Funds reserve the right to reject any purchase order or suspend offering of their shares. Generally, a Fund may reject a purchase if it is disruptive to the efficient management of the Fund.

Telephone Transactions. For your protection, the Funds may require some form of personal identification prior to accepting your telephone request such as verification of your social security number, account number or other information. We also may record the conversation for accuracy. During times of unusually high market activity or extreme market changes, you should be aware that it may be difficult to place your request in a timely manner. Telephone transaction privileges are automatically granted, unless you declined such privileges on your account Application. If you previously declined telephone privileges and would like to add this option to your account, please contact the Funds at (800) 851-0511 for instructions. IRAs are not eligible for telephone redemption privileges. The maximum amount that may be redeemed by telephone is $100,000.

Automatic Investment Plan. For your convenience, the Funds offer an Automatic Investment Plan (“AIP”). Under the AIP, after you make your initial minimum investment of $2,500 for the Class A and Class C, and $5,000,000 for the Institutional Class, you authorize the Funds to withdraw the amount you wish to invest from your personal bank account on a monthly basis. The AIP requires a minimum monthly investment of $500. If you wish to participate in the AIP, please complete the “Automatic Investment Plan” section on the account Application or call the Funds at (800) 851-0511. In order to participate in the AIP, your bank or financial institution must be a member of the ACH network. The Funds may terminate or modify this privilege at any time. You may change your investment amount or terminate your participation in the AIP at any time by notifying the Funds’ transfer agent by telephone or in writing, five days prior to the effective date of the next transaction. A fee, currently $25, will be imposed if your AIP transaction is returned.

Signature Guarantees. In certain instances when you sell shares of the Funds, we will need your signature guaranteed. Signature guarantees may be available at your bank, stockbroker or a national securities exchange. A notary public cannot guarantee signatures. Your signature must be guaranteed if:

•	You are changing your account ownership;

•	Your account registration or address has changed in the last 30 days;
•	The redemption proceeds are sent to any person, address or bank account other than the one listed on record with the Funds;

•	The proceeds are payable to a third party;

•	The sale is greater than $100,000; or

•	There are other unusual situations as determined by the Funds’ transfer agent.

Non-financial transactions including establishing or modifying certain services on an account may require a signature verification or other acceptable signature authentication.

Exchange Policies. You may exchange Institutional Class shares of your current Fund(s) for Institutional Class shares of any other Fund (as well as other funds advised by Rafferty not offered in this Prospectus) that offers Institutional Class shares. You may exchange Class A and Class C shares of your current Fund(s) for the same class shares of any other Fund (as well as other funds advised by Rafferty not offered in this Prospectus). Exchanges will be processed at the next determined NAV after receipt of your order in good form without any charges. CDSC fees may apply if you exchange or transfer your Class A or Class C shares to another Fund. The Funds can only honor exchanges between accounts registered in the same name and having the same address and taxpayer identification number. If your exchange establishes a new position in a Fund, you must exchange at least $1,000 or, if your account value is less than that, your entire account balance will be exchanged. You may exchange by telephone unless you declined telephone exchange privileges on your account Application. Your exchange of shares of one Fund (“original shares”) for shares of any other Fund will be treated for federal income tax purposes as a sale of the original shares, with the result that you will recognize a taxable gain or loss on the exchange.

Redemption Proceeds. Redemption proceeds from any sale of shares will normally be sent within seven days from the time a Fund receives your request in good order. For investments that have been made by check, payment on sales requests may be delayed until the Funds’ transfer agent is reasonably satisfied that the purchase payment has been collected by a Fund, which may require up to 10 calendar days. Your proceeds will be sent via check, wire or electronic funds transfer through the ACH network using the address or bank account listed on the transfer agent’s records. You will be charged a wire transfer fee of $15.00, which will be deducted from your account balance on dollar specific redemption requests or from the proceeds on share

DIREXION FUNDS PROSPECTUS	53

specific requests. This fee is in addition to any fees that may be imposed by your bank. Your proceeds will be wired only to the bank listed on the transfer agent’s records. There is no charge for payment sent through the ACH network and proceeds are generally available within 2 to 3 days. Shareholders who have an IRA or other retirement plan must indicate on their redemption request whether to withhold federal income tax. Redemption requests failing to indicate an election not to have tax withheld will generally be subject to 10% withholding. The Funds also offer a Systematic Withdrawal Plan for shareholders who require periodic payments, such as those from IRAs. For more information on this option, please contact the Funds at (800) 851-0511.

Redemption Fees. The Funds are not suitable for purchase by active investors. The Funds are intended for long-term investment purposes only and discourage shareholders from engaging in “market-timing” or other types of excessive short-term trading that could adversely affect shareholder returns. Consequently, the Board of Trustees has adopted policies to prevent frequent purchases and redemptions of shares of a Fund. In an effort to discourage short-term trading and defray costs related to such trading, the Board of Trustees has approved a redemption fee of 1.00% on sales and exchanges (collectively, “redemptions”) of the Fund’s Class A and Institutional Class shares made within thirty (30) days of the date of purchase (including shares acquired through an exchange), subject to the limitations described below.

The redemption fee is deducted from the redemption proceeds and cannot be paid separately. The redemption fee is credited to the assets of a Fund. The redemption fee does not apply to shares purchased with reinvested dividends or other distributions. To calculate the redemption fee, a Fund will use the first-in, first-out method to determine how long a shareholder has held shares of the Fund. This means that a Fund will assume that shares held by a shareholder for the longest period of time will be sold first.

The redemption fee applies to Fund shares purchased directly through a Fund or through a financial intermediary, such as a broker-dealer. Transactions through financial intermediaries typically are placed with a Fund on an omnibus basis and include purchase and sale transactions placed on behalf of multiple investors. The Funds request that financial intermediaries assess the redemption fee on customer accounts and collect and remit the proceeds to a Fund. However, the Funds recognize that due to operational and system limitations, financial intermediaries’ methods for tracing and calculating the fee may be inadequate or differ in some respects from those of a Fund. To the extent that a financial intermediary is unable to collect the redemption fee, a Fund may not be able to defray the expenses associated with short-term trades made by that financial intermediary’s customers.

Each Fund reserves the right to waive the redemption fee, in its discretion, where a Fund believes that such waiver is in the best interests of the Fund. Each Fund also may waive the redemption fee in circumstances where a financial intermediary’s systems are unable to properly assess the fee and for redemptions that a Fund reasonably believes may not raise frequent trading or market timing concerns, including:

•	Redemptions by participants in certain qualified retirement and deferred compensation plans and group annuity contracts;

•	Redemptions resulting from certain transfers upon the death of a shareholder;

•	Redemptions by certain pension plans as required by law or regulatory authorities;

•	Redemptions pursuant to a systematic withdrawal plan;

•	Retirement loans and withdrawals; and

•	Redemptions in accounts participating in certain approved asset allocation programs.

Low Balance Accounts.

Class A and Class C shares. If your total account balance falls below $1,000 due to withdrawals, then we may sell your shares of the Funds. We will inform you in writing 30 days prior to selling your shares. If you do not bring your total account balance up to $1,000 within 30 days, we may sell your shares and send you the proceeds. We will not sell your shares if your account value falls due to market fluctuations.

Institutional Class. If your total account balance falls below $5,000,000 due to withdrawals, your shares automatically may be converted to Class A shares of the Funds. We will inform you in writing 30 days prior to such conversion. We will not convert your shares if your account value falls due to market fluctuations.

Redemption In-Kind. The Funds reserve the right to pay redemption proceeds to you in whole or in part by a distribution of securities from a Fund’s portfolio. It is not expected that the Funds would do so except in unusual circumstances. To the extent that a Fund redeems its shares in this manner, the shareholder assumes the risk of a subsequent change in the market value of those securities, the cost of liquidating the securities and the possibility of a lack of a liquid market for those securities.

54	DIREXION FUNDS PROSPECTUS

Excessive Trading. Each Fund is intended for long-term investors. Short-term “market-timers” who engage in frequent purchases and redemptions may disrupt the Funds’ investment program and create additional transaction costs that are borne by all shareholders. The Board of Trustees has adopted a policy regarding excessive trading.

The Funds discourage excessive, short-term trading and other abusive trading practices and the Funds may use a variety of techniques to monitor trading activity and detect abusive trading practices. In an effort to minimize harm to the Funds and their shareholders, the Funds reserve the right, in their sole discretion, to reject purchase orders from individuals or groups who, in the Funds’ view, are likely to engage in market timing or excessive trading and suspend the offering of Fund shares. The Funds reserve the right, in their sole discretion, to indentify trading practices as abusive. In making such judgments, the Funds seek to act in a manner that they believe is consistent with the best interests of shareholders.

Due to the complexity and subjectivity involved in identifying abusive trading activity and the volume of shareholder transactions each Fund handles, there can be no assurance that the Funds’ efforts will identify all trades or trading practices that may be considered abusive. In particular, since each Fund receives purchase and sale orders through financial intermediaries that use group or omnibus accounts, the Funds cannot always detect frequent trading. As a consequence, the Funds’ ability to monitor and discourage abusive trading practices in omnibus accounts may be limited.

Electronic Delivery of Reports. Direxion Fund shareholders can save paper by electing to receive their account documents by e-mail in place of paper copies. You may choose electronic delivery for Prospectuses, supplements, Annual and Semi-Annual Reports. To enroll in E-Delivery you can opt-in when completing a direct account Application with Direxion Funds. You can also register, cancel, change your e-mail address or change your consent options by logging onto www.direxionfunds.com/edelivery.com.

Householding. In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses and Annual and Semi-Annual Reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders we reasonably believe are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at (800) 851-0511 to request individual copies of these documents. Once the Fund receives notice to stop householding, we will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

Shareholder Inactivity. Under certain circumstances, if no activity occurs in an account within a time period specified by state law, your shares in a Fund may be transferred to that state.

DIREXION FUNDS PROSPECTUS	55

MANAGEMENT OF THE FUNDS

Rafferty provides investment services to the Funds. Rafferty manages the investment of the Funds’ assets consistent with their investment objectives, policies and limitations. Rafferty has been managing mutual funds since June 1997. Rafferty is located at 33 Whitehall Street, 10th Floor, New York, New York 10004. As of December 31, 2011, the Adviser had approximately $7.8 billion in assets under management.

Under an investment advisory agreement between the Trust and Rafferty, the Commodity Fund, Futures Fund, Currency Fund, Dynamic Fund and Global IPO Fund pay Rafferty fees at an annualized rate of 0.85%, 0.95%, 0.85%, 0.75% and 0.75%, respectively, based on a percentage of each Fund’s daily net assets.

Additionally, Rafferty has entered into an Operating Services Agreement with the Funds. Under this Operating Services Agreement, Rafferty, in exchange for an Operating Services Fee paid to Rafferty by each Fund, has contractually agreed to pay all expenses of each Fund other than the following: management fees, distribution and/or service fees, shareholder servicing fees, acquired fund fees and expenses, taxes, leverage interest, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation or other expenses outside the typical day-to-day operations of a Fund. This Operating Services Agreement may be terminated at anytime by the Board of Trustees.

A discussion regarding the basis on which the Board of Trustees approved the investment advisory agreement for each Fund, is included in the Funds’ Annual Report for the fiscal year ended October 31, 2011. A discussion regarding the basis on which the Board of Trustees approved the investment advisory agreement for the Futures Fund, will be included in the Fund’s Semi-Annual Report for the period ended April 30, 2012.

The CTS Subsidiary and MFS Subsidiary have entered into separate investment advisory agreements with Rafferty. Under this agreement, Rafferty provides to each Subsidiary the same type of investment advisory services on the substantially same terms as Rafferty provides advisory services to the Commodity Fund and the Futures Fund. The Commodity Fund and the Futures Fund (not each Subsidiary) pays Rafferty an advisory fee as described above.

Each Subsidiary also has entered into agreements with the Commodity Fund’s and Futures Fund’s service providers for the provision of administrative, accounting, transfer agency and custody services. Each Subsidiary will bear the expenses associated with these services, which are not expected to be material in relation to the value of the Commodity Fund’s and Futures Fund’s assets. It is also anticipated that the Commodity Fund’s and Futures Fund’s own expenses will be reduced to some extent as a result of the payment of such expenses at the Subsidiary level. Therefore, it is expected that the Commodity Fund’s and Futures Fund’s investment in their respective Subsidiaries will not result in either Fund paying duplicative fees for similar services provided to the Commodity Fund, Futures Fund and their respective Subsidiaries.

For the Commodity Fund, Futures Fund, Currency Fund and Global IPO Fund, an investment team of Rafferty employees has the day-to-day responsibility for managing the Funds. The investment team generally decides the target allocation of each Fund’s investments and on a day-to-day basis, an individual portfolio manager executes transactions for the Funds consistent with the target allocation. The portfolio managers rotate among the Funds periodically so that no single portfolio manager is responsible for a specific Fund for extended periods of time. The members of the investment team that are jointly and primarily responsible for the day-to-day management of the Funds are Paul Brigandi and Tony Ng.

Mr. Brigandi has been a Portfolio Manager at Rafferty since June 2004. Mr. Brigandi was previously involved in the equity trading training program for Fleet Boston Financial Corporation from August 2002 to April 2004. Mr. Brigandi is a 2002 graduate of Fordham University.

Mr. Ng has been a Portfolio Manager at Rafferty since April 2006 and has managed the Funds since October 2010. Mr. Ng was previously a Team Leader in the Trading Assistant Group with Goldman Sachs from 2004 to 2006. He was employed with Deutsche Asset Management from 1998 to 2004. Mr. Ng graduated from State University at Buffalo in 1998.

Rafferty has retained Wilshire Associates Incorporated, through its Wilshire Funds Management business unit, to serve as Subadviser to the Dynamic Fund. Rafferty (not the Dynamic Fund) pays Wilshire® a subadvisory fee at an annualized rate of 0.25% of the Dynamic Fund’s average daily net assets. Wilshire is located at 1299 Ocean Avenue, Suite 700, Santa Monica, California 90401 and is 100% owned by active key employees, including Dennis A. Tito, founder, chairman and chief executive officer, who beneficially owns a majority of the outstanding shares of the company.

56	DIREXION FUNDS PROSPECTUS

Wilshire’s institutionally-based investment solutions include the creation of customized multi-discipline, multi-manager and hedge fund investment solutions to financial intermediaries serving retail and institutional investors. Wilshire Funds Management conducts its investment decision-making through an investment committee structure.

Wilshire Associates Incorporated is comprised of four business units: Wilshire Analytics, Wilshire Consulting, Wilshire Funds Management, and Wilshire Private Markets. As of November 30, 2011, the Wilshire Funds Management business unit managed approximately $73.53 billion in assets under advisement, all of which are in multi-manager strategies. Wilshire is a registered service mark of Wilshire Associates Incorporated, Santa Monica, California.

For the Dynamic Fund, Wilshire’s portfolio management team has the day-to-day responsibility for managing the Dynamic Fund’s asset allocation under the supervision of Rafferty. Under the subadvisory arrangement, Wilshire directs the allocation of the Dynamic Fund’s assets among various asset classes and investment vehicles. Rafferty implements Wilshire’s allocation decisions for the Dynamic Fund by placing all brokerage orders for the purchase and sale of the underlying securities. The members of Wilshire’s portfolio management team responsible for managing the Dynamic Fund are lead portfolio manager, Cleo Chang, and co-portfolio manager, James St. Aubin.

Ms. Chang is a vice president and lead portfolio manager on the Dynamic Fund. Ms. Chang also serves as the head of the Investment Research Group of Wilshire Funds Management. With more than nine years of investment management and financial services experience, Ms. Chang is responsible for creating customized investment solutions, portfolio modeling and the formation and implementation of investment policy and process. Her previous responsibilities included manager research, portfolio strategy and product development. Ms. Chang holds an MBA with a concentration in Finance from the Marshall School of Business and an MS in Mathematical Finance from the University of Southern California. She earned her BA in Economics from the University of California, Berkeley.

Mr. St. Aubin is a vice president and co-portfolio manager on the Dynamic Fund. Mr. St. Aubin has more than nine years’ experience in the asset management industry, including involvement with asset allocation strategy, manager research and product development. Prior to joining Wilshire, he worked in a similar capacity as a portfolio manager of multi-disciplinary target risk portfolios with a focus on developing strategic and tactical asset allocation solutions. Mr. St. Aubin earned a BBA in Finance from DePaul University and has also earned the Chartered Financial Analyst (CFA) designation.

The Funds’ SAI provides additional information about the investment committees’ members’ compensation, other accounts they manage and their ownership of securities in the Funds.

DIREXION FUNDS PROSPECTUS	57

PORTFOLIO HOLDINGS

A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the Funds’ SAI. Currently, disclosure of the Funds’ holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q. The Annual and Semi-Annual Reports will be available by contacting the Direxion Funds, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701 or calling (800) 851-0511.

58	DIREXION FUNDS PROSPECTUS

DISTRIBUTIONS AND TAXES

Distributions. Each Fund distributes dividends from its net investment income at least annually. Net investment income generally consists of interest income and dividends received on investments, less expenses.

Each Fund also distributes any realized net capital gains and net gains from foreign currency transactions, if any, at least annually. A Fund realizes capital gains mainly from sales of its portfolio assets for a profit.

Dividends and other distributions (collectively, “distributions”) will be reinvested in additional distributing Fund shares automatically at that Fund’s NAV per share unless you request otherwise in writing. Normally, distributions are taxable to shareholders whether received in cash or reinvested. Each Fund reserves the right, if you elect to receive distributions from the Fund by check and the U.S. Postal Service cannot deliver the check or the check remains uncashed for six months, to reinvest in your account the amount of the check, without interest, in additional Fund shares of the distributing class at the distributing class’s then-current NAV per share and to reinvest all subsequent distributions in shares of the Fund until an updated address is received. The check is not reinvested in your account.

Due to the pattern of purchases and redemptions in many of the Funds, a Fund’s total net assets may fluctuate significantly over the course of a year. Because a Fund may declare and pay distributions at any time, an investor may receive a distribution, which may be taxable, shortly after making an investment in that Fund.

Taxes. Tax consequences of a distribution will vary depending on whether the distribution is from investment income or net capital gains and, in the latter case, how long a Fund has held the assets the sale of which generated the gains, not how long you held your Fund shares. Distributions of net gains on sales of assets held for one year or less are taxed as dividends (that is, ordinary income). Gains on sales of assets held longer than one year (long-term capital gains) are taxed at lower capital gains rates (a maximum of 15% for individual shareholders).

The following table illustrates the potential tax consequences for taxable accounts (of individual shareholders):

Type of Transaction	Tax Rate/Treatment*
Dividend (other than qualified dividend income (“QDI”) (see below)) distribution	Ordinary income rate
Distribution of QDI	Long-term capital gains rate

Type of Transaction	Tax Rate/Treatment*
Distribution of net short-term capital gains	Ordinary income rate
Distribution of net long-term capital gains	Long-term capital gains rate
Redemption or exchange of Fund shares owned for more than one year	Long-term capital gain or loss
Redemption or exchange of Fund shares owned for one year or less	Gain is taxed at the same rate as ordinary income; loss is subject to special rules

*	Tax consequences for tax-deferred retirement accounts (such as 401(k) plan accounts and IRAs) or other non-taxable shareholders will be different. You should consult your tax specialist for more information about your personal situation.

QDI consists of dividends a Fund receives from most U.S. corporations and “qualified foreign corporations,” provided that the Fund satisfies certain holding period and other requirements (collectively, “QDI Requirements”) regarding the stock on which the dividends were paid. Dividends received from other investment companies (including ETFs that are taxed as RICs) and real estate investment trusts (“REITs”) will only qualify for QDI treatment to the extent that the other investment company reports, or the REIT designates, the qualifying portion to its shareholders in writing. A Fund’s dividends attributable to its QDI are taxed to individual shareholders at the long-term capital gains rate, a maximum federal rate of 15% for shareholders who satisfy the QDI Requirements regarding their Fund shares. Corporations are “non-retirement account” shareholders but do not receive Form 1099s. These special rules generally apply to taxable years beginning before January 1, 2013.

If you are a taxable non-corporate shareholder of a Fund, then each year we will send you a Form 1099 that tells you the amount of Fund distributions you received for the prior calendar year, the tax status of those distributions and a list of reportable redemption transactions, including, for redeemed shares that were acquired after December 31, 2011, basis information and whether they had a short-term (one year or less) or long-term (more than one year) holding period. Normally, distributions are taxable in the year you receive them. However, any distributions declared in the last three months of a calendar year and paid in January of the following year generally are taxable as if received on December 31 of the year they are declared.

If you are a taxable non-corporate shareholder of a Fund and do not provide the Fund with your correct taxpayer

DIREXION FUNDS PROSPECTUS	59

identification number (normally your social security number), the Fund is required to withhold and remit to the IRS 28% of all distributions and redemption proceeds (regardless of whether you realize a gain or loss) otherwise payable to you. If you are such a shareholder and otherwise are subject to backup withholding, each Fund also is required to withhold and remit to the IRS 28% of all distributions otherwise payable to you. Any tax withheld may be applied against your tax liability when you file your tax return.

Pursuant to legislation passed by Congress in 2008, a Fund shareholder who wants to use the average cost method for determining basis with respect to Fund shares he or she acquires after December 31, 2011 (“Covered Shares”), must elect to do so in writing (which may be electronic). If a shareholder of a Fund fails to affirmatively elect the average cost method, the basis determination will be made in accordance with the Fund’s default method, which might be a method other than average cost. If, however, a Fund’s default method is average cost and a Fund shareholder wishes to use a different acceptable method for basis determination (e.g., a specific identification method), the shareholder may elect to do so. The basis method a Fund shareholder elects may not be changed with respect to a redemption of Covered Shares after the settlement date of the redemption.

That 2008 legislation also requires that, in addition to the current requirement to report the gross proceeds from the redemption of shares, each Fund (or its administrative agent) must report to the IRS and furnish to its shareholders the basis information for Covered Shares and indicate whether they had a short-term (one year or less) or long-term (more than one year) holding period. Fund shareholders should consult with their tax advisors to determine the best IRS-accepted basis method for their tax situation and to obtain more information about how the basis reporting law will apply to them.

As noted under “Principal Risks – Tax Risk,” the Commodity Fund must derive at least 90% of its gross income each taxable year from “qualifying income” to qualify as a RIC. Certain Revenue Rulings exclude from that category income from certain commodity-linked derivative contracts, but subsequent PLRs the IRS issued treat income from commodity-linked notes (as distinguished from commodity-linked derivatives) similar to those in which the Fund may invest in the future, as well as income derived from a subsidiary similar to the Subsidiary, as qualifying income, in the latter case even if the subsidiary itself invests in commodity-linked derivatives. The Fund, therefore, will seek to comply with the criteria in those IRS pronouncements and to restrict its income from derivatives, such as commodity-linked swaps, and other sources that do not generate qualifying income to a maximum of 10% of its annual gross income and will seek to gain exposure to the commodities markets primarily through investments in commodity-linked notes and the Subsidiary.

60	DIREXION FUNDS PROSPECTUS

MASTER/FEEDER OPTION

A Fund may in the future operate under a master/feeder structure. This means that a Fund would be a “feeder” fund that attempts to meet its objective by investing all or a portion of its investable assets in a “master” fund with the same investment objective. The “master” fund would purchase securities for investment. It is expected that any such investment company would be managed by Rafferty in substantially the same manner as the Funds that invests therein. If permitted by law at that time, the Board of Trustees may approve the implementation of such a structure for one or more Funds without seeking shareholder approval. However, the Trustees’ approval will be given only if the investment(s) in the master fund(s) is (are) in the best interests of the Funds and their shareholders. In making that determination, the Trustees will consider, among other things, the benefits to shareholders and/or the opportunity to reduce costs and achieve operational efficiencies. You also will receive a 30-day notice prior to the implementation of the master/feeder structure for your Fund.

DIREXION FUNDS PROSPECTUS	61

INDEX DESCRIPTIONS

Please note that you cannot invest directly in an index, although you may invest in the underlying securities represented in the index. Index returns are adjusted to reflect the reinvestment of dividends on securities in the index but do not reflect the expenses of the Fund.

The AFT CTI is a composite of 16 highly liquid commodity futures grouped into 6 sectors. The internal non-correlation among the components makes the AFT CTI a well diversified low volatility indicator. The AFT CTI is a “rolling indicator” because futures contracts have limited durations. The AFT CTI is not intended to be a representative of a particular futures market or group of markets.

The Auspice Broad Commodity Index aims to capture upward trends in the commodity markets while minimizing risk during downtrends. The index will use a quantitative methodology to track either long or flat positions in a diversified portfolio of 12 commodity futures which cover the energy, metal, and agricultural sectors. The index incorporates dynamic risk management and contract rolling methods. The index is available as either a total return index (includes a collateral return) or as an excess return index (no collateral return). The indices were created to yield a benchmark value of 1000 on January 1, 2000.

The Auspice Managed Futures Index aims to capture upward and downward trends in the commodity and financial markets. The Index will use a quantitative methodology to track either long or short positions in a diversified portfolio of 21 exchange-traded futures which cover the energy, metal, agricultural, interest rate, and currency sectors. The Index incorporates dynamic risk management and contract rolling methods. The Index is available as either a total return index (includes a collateral return) or as an excess return index (no collateral return). The Index was created to yield a benchmark value of 1000 on January 1, 2000.

The AFT FTI is a diversified composite of eight, highly liquid global financial futures designed to measure the extent and duration of price movements and volatility among its components which are positioned long or short. The AFT FTI rules based methodology captures in aggregate both the upward and downward price trends of its components. The index is not intended to be representative of a particular futures market or group of markets.

The FX Trends Index™ (FXTI®) is a quantitative, rules based methodology designed to reflect price movements across a basket of 11 foreign exchange futures contracts.

The contracts are represented on either a “long” or “short” basis depending on recent price trends. With the ability to take long or short positions, the FXTI® is designed to capture the economic benefit over long time periods derived from both rising and declining price trends within a basket of global currencies. The index is not intended to be representative of a particular futures market or group of markets.

The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. As of January 31, 2012 the MSCI World Index consisted of the following 24 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States.

The Barclays Capital U.S. Aggregate Bond Index is an unmanaged, market value weighted index of investment grade, fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year.

The FTSE Renaissance Global IPO Index is designed to capture the essence of IPO activity and performance. Qualified IPOs are added to the FTSE Renaissance Global IPO Index at the end of their first trading day and removed from the FTSE Renaissance Global IPO Index after approximately two years when they become seasoned equities. The FTSE Renaissance Global IPO Index reflects the investability of its constituents by using a free float-adjusted weighting approach and includes all institutionally-investable IPOs in developed and emerging markets of operating companies that list with an initial investable market capitalization of at least $100 million.

The IPOX Global Composite Index is a rules-based index and provides the basis for the various IPOX Sub-Indexes. It is a value-weighted all-cap momentum index that measures the performance of IPOs and spin-offs in calendar time. The IPOX Global Composite Index is dynamically reconstituted as IPOs enter the index at their 7th trading day and exit automatically 1000 trading days or approximately four years thereafter. Because IPO activity fluctuates over time, the number of securities in the IPOX Global Composite Index changes accordingly. The IPOX Global Composite Index encompasses the broad mix of global IPOs during the past four years, including large, more mature IPO companies, fast-growing and successful IPOs as well as IPOs

62	DIREXION FUNDS PROSPECTUS

underperforming the market. In order to be eligible for index membership, companies must meet minimum quantitative entrance requirements and must trade on the major stock exchanges. The IPOX Global Composite Index currently captures more than 2,300 companies with an underlying market capitalization exceeding USD 3.6 trillion and USD 1.4 trillion of free-float, underlying the significance of the global IPO market.

DIREXION FUNDS PROSPECTUS	63

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the financial performance of the Funds below for the periods indicated. The information from the Funds’ Annual Report that is set forth below was audited by Ernst & Young LLP, whose report, along with the Funds’ financial statements (which includes the consolidated financial statements of the Commodity Fund and the CTS Subsidiary, are included in the Annual Report, which is available on our website and upon request and incorporated herein by reference. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in each Fund (assuming reinvestment of all dividends and other distributions).

The financial highlights below are for the Class A and Class C shares of each Fund and the Institutional Class of the Commodity Fund and the Currency Fund.

No financial information is available for the Futures Fund because the Fund had not commenced prior to the date of this Prospectus.

														RATIOS TO AVERAGE NET ASSETS
Year/Period	Net Asset Value, Beginning of Year/ Period	Net Investment Income (Loss)[3]	Net Realized and Unrealized Gain (Loss) on Investments	Net Increase (Decrease) in Net Asset Value Resulting from Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Return of Capital Distribution	Total Distributions	Redemption Fees Paid to Fund	Net Asset Value, End of Year/ Period	Total Return[4]		Net Assets, End of Year/ Period (,000)	Total Expenses[1]	Net Expenses[1]	Net Investment Income (Loss) After Expense Reimbursement/ Recoupment[1]		Portfolio Turnover Rate[5]
Direxion Indexed Commodity Strategy Fund (formerly Commodity Trends Strategy Fund) (Consolidated)
Investor Class Shares
Year Ended October 31, 2011	$25.43	$(0.46)	$(3.77)	$(4.23)	$—	$—	$—	$—	$0.03	$21.23	(16.52%	)	$60,639	1.74%	1.74%	(1.69%	)	0%
Year ended October 31, 2010	28.81	(0.43)	(2.19)	(2.62)	(0.77)	—	—	(0.77)	0.01	25.43	(9.24%	)	126,967	1.78%	1.78%	(1.66%	)	0%
May 1, 2009 to October 31, 2009	29.42	(0.25)	(0.37)	(0.62)	—	—	—	—	0.01	28.81	(2.07%	)[2]	308,482	2.01%	1.93%	(1.68%	)	0%[2]
June 10, 2008[8] to April 30, 2009	30.00	(0.34)	(0.21)	(0.55)	—	—	(0.08)	(0.08)	0.05	29.42	(1.73%	)[2]	363,818	2.02%	2.00%	(1.22%	)	0%[2]
Institutional Class Shares
Year Ended October 31, 2011	25.46	(0.32)	(3.85)	(4.17)	—	—	—	—	—[6]	21.29	(16.38%	)	26,772	1.24%	1.24%	(1.19%	)	0%
Year ended October 31, 2010	28.87	(0.30)	(2.24)	(2.54)	(0.87)	—	—	(0.87)	—[6]	25.46	(8.98%	)	21,317	1.27%	1.27%	(1.16%	)	0%
May 1, 2009[8] to October 31, 2009	28.98	(0.18)	0.07	(0.11)	—	—	—	—	—[6]	28.87	(0.38%	)[2]	36,034	1.48%	1.44%	(1.21%	)	0%[2]
Class C Shares
Year Ended October 31, 2011	25.35	(0.57)	(3.75)	(4.32)	—	—	—	—	—[6]	21.03	(17.04%	)[7]	4,943	2.24%	2.24%	(2.20%	)	0%
March 4, 2010[8] to October 31, 2010	25.46	(0.33)	0.22	(0.11)	—	—	—	—	—	25.35	(0.43%	)[2]	372	2.24%	2.24%	(2.10%	)	0%[2]
Direxion Currency Trends Strategy Plus Fund (formerly Currency Trends Strategy Fund)
Investor Class Shares
Year Ended October 31, 2011	29.34	(0.48)	(1.60)	(2.08)	—	—	—	—	0.02	27.28	(7.02%	)	15,660	1.75%	1.75%	(1.70%	)	0%
Year ended October 31, 2010	30.01	(0.49)	(0.20)	(0.69)	—	—	—	—	0.02	29.34	(2.23%	)	15,142	1.78%	1.78%	(1.69%	)	0%
March 2, 2009[8] to October 31, 2009	30.00	(0.33)	0.30	(0.03)	—	—	—	—	0.04	30.01	0.03%[2]		26,343	2.23%	1.90%	(1.69%	)	0%[2]
Institutional Class Shares
Year Ended October 31, 2011	29.55	(0.34)	(1.62)	(1.96)	—	—	—	—	—	27.59	(6.63%	)	1,613	1.25%	1.25%	(1.19%	)	0%
Year ended October 31, 2010	30.08	(0.36)	(0.17)	(0.53)	—	—	—	—	—[6]	29.55	(1.76%	)	3,577	1.29%	1.29%	(1.21%	)	0%
May 1, 2009[8] to October 31, 2009	28.89	(0.18)	1.37	1.19	—	—	—	—	—[6]	30.08	4.12%[2]		18,539	1.58%	1.40%	(1.23%	)	0%[2]
Class C Shares
Year Ended October 31, 2011	29.25	(0.62)	(1.58)	(2.20)	—	—	—	—	—	27.05	(7.52%	)[7]	576	2.25%	2.25%	(2.21%	)	0%
April 19, 2010[8] to October 31, 2010	28.49	(0.33)	1.09	0.76	—	—	—	—	—	29.25	2.67%[2]		373	2.25%	2.25%	(2.13%	)	0%[2]

64	DIREXION FUNDS PROSPECTUS

FINANCIAL HIGHLIGHTS

														RATIOS TO AVERAGE NET ASSETS
Year/Period	Net Asset Value, Beginning of Year/ Period	Net Investment Income (Loss)[3]	Net Realized and Unrealized Gain (Loss) on Investments	Net Increase (Decrease) in Net Asset Value Resulting from Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Return of Capital Distribution	Total Distributions	Redemption Fees Paid to Fund	Net Asset Value, End of Year/ Period	Total Return[4]		Net Assets, End of Year/ Period (,000)	Total Expenses[1]	Net Expenses[1]	Net Investment Income (Loss) After Expense Reimbursement/ Recoupment[1]		Portfolio Turnover Rate[5]
Direxion/Wilshire Dynamic Fund
Investor Class Shares
Year Ended October 31, 2011	45.03	(0.13)	1.46	1.33	—	(2.46)	—	(2.46)	0.06	43.96	3.17%		19,184	1.41%	1.41%	(0.28%	)	151%
Year ended October 31, 2010	41.75	(0.14)	4.60	4.46	(0.10)	(1.09)	—	(1.19)	0.01	45.03	10.92%		15,531	1.55%	1.55%	(0.33%	)	107%
March 2, 2009[8] to October 31, 2009	30.00	0.09	11.65	11.74	—	—	—	—	0.01	41.75	39.17%[2]		13,307	2.09%	1.55%	0.34%		105%[2]
Class C Shares
Year Ended October 31, 2011	44.90	(0.42)	1.48	1.06	—	(2.46)	—	(2.46)	—	43.50	2.40%[7]		3,981	2.05%	2.05%	(0.97%	)	151%
March 17, 2010[8] to October 31, 2010	43.37	(0.34)	1.87	1.53	—	—	—	—	—	44.90	3.53%[2]		1,911	2.05%	2.05%	(1.26%	)	107%[2]
Direxion Long/Short Global IPO Fund
Investor Class Shares
Year Ended October 31, 2011	31.28	(0.47)	(3.08)	(3.55)	—	(1.12)	—	(1.12)	0.04	26.65	(11.76%	)	9,492	1.81%	1.81%	(1.56%	)	329%
March 1, 2010[8] to October 31, 2010	30.00	(0.34)	1.61	1.27	—	—	—	—	0.01	31.28	4.27%[2]		5,193	1.90%	1.90%	(1.71%	)	365%[2]
Class C Shares
Year Ended October 31, 2011	31.19	(0.63)	(3.03)	(3.66)	—	(1.12)	—	(1.12)	—	26.41	(12.29%	)[7]	1,788	2.32%	2.32%	(2.10%	)	329%
March 25, 2010[8] to October 31, 2010	30.01	(0.39)	1.57	1.18	—	—	—	—	—	31.19	3.93%[2]		2,088	2.40%	2.40%	(2.20%	)	365%[2]

[1]	Annualized.

[2]	Not annualized.

[3]	Net investment income (loss) per share represents net investment income (loss) divided by the daily average shares of beneficial interest outstanding throughout each period.

[4]	All returns reflect reinvested dividends, if any, but do not reflect the impact of taxes.

[5]

Portfolio turnover is calculated without regard to short—term securities having a maturity of less than one year. Investments in options, swaps, and futures contracts and repurchase agreements are deemed short—term securities.

[6]	Amount is less than $0.005.

[7]	These returns do not include the contingent deferred sales charge.
[8]	Commencement of operations.

DIREXION FUNDS PROSPECTUS	65

PROSPECTUS

33 Whitehall Street, 10th Floor	New York, New York 10004	(800) 851-0511

DIREXION INDEXED COMMODITY STRATEGY FUND

(formerly Commodity Trends Strategy Fund)

DIREXION INDEXED MANAGED FUTURES STRATEGY FUND

DIREXION CURRENCY TRENDS STRATEGY PLUS FUND

(formerly Currency Trends Strategy Fund)

(formerly Financial Trends Strategy Fund)

DIREXION/WILSHIRE DYNAMIC FUND

DIREXION LONG/SHORT GLOBAL IPO FUND

Class A

Class C

Institutional Class

MORE INFORMATION ON THE DIREXION FUNDS

Statement of Additional Information (“SAI”):

The Funds’ SAI contains more information on the Funds and their investment policies. The SAI is incorporated in this Prospectus by reference (meaning it is legally part of this Prospectus). A current SAI is on file with the Securities and Exchange Commission (“SEC”).

Annual and Semi-Annual Reports to Shareholders:

The Funds’ reports provide additional information on their investment holdings, performance data and a letter discussing the market conditions and investment strategies that significantly affected the Funds’ performance during that period.

To Obtain the SAI or Fund Reports Free of Charge:

Write to:	Direxion Funds
P.O. Box 701
Milwaukee, Wisconsin 53201-0701
Call:	(800) 851-0511
By Internet:	www.direxionfunds.com

These documents and other information about the Funds can be reviewed and copied at the SEC Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. Reports and other information about the Funds may be viewed on screen or downloaded from the EDGAR Database on the SEC’s website at http://www.sec.gov. Copies of these documents may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-1520.

Rafferty Capital Markets, LLC, Distributor

59 Hilton Avenue

Garden City, New York 11530

SEC File Number: 811-08243

DIREXION FUNDS

STATEMENT OF ADDITIONAL INFORMATION

33 Whitehall Street, 10th Floor

New York, New York 10004

(800) 851-0511

Direxion Indexed Commodity Strategy Fund

Class A (DXCTX)

Class C (DXSCX)

Institutional Class (DXCIX)

Direxion Indexed Managed Futures Strategy Fund

Class A (DXMAX)

Class C (DXMCX)

Institutional Class (DXMIX)

Direxion Currency Trends Strategy Plus Fund

(formerly Financial Trends Strategy Fund)

Class A (DXFTX)

Class C (DXFCX)

Institutional Class (DXFIX)

Direxion/Wilshire Dynamic Fund

Class A (DXDWX)

Class C (DXWCX)

Institutional Class (DXDIX)

Direxion Long/Short Global IPO Fund

Class A (DXIIX)

Class C (DXGCX)

Institutional Class (DXIPX)

The Direxion Funds (the “Trust”) is a management investment company, or mutual fund, that offers shares of a variety of investment portfolios to the public. This Statement of Additional Information (“SAI”) relates to the Class A, Class C and Institutional Class shares of four of those portfolios: the Direxion Indexed Commodity Strategy Fund, Direxion Indexed Managed Futures Strategy Fund, Direxion Currency Trends Strategy Plus Fund (formerly the Currency Trends Strategy Fund) and the Financial Trends Strategy Fund), Direxion/Wilshire Dynamic Fund and the Direxion Long/Short Global IPO Fund (each a “Fund” and collectively, the “Funds”).

NOTE ABOUT THE DIREXION CURRENCY TRENDS STRATEGY PLUS FUND

The Direxion Currency Trends Strategy Plus Fund (the "Currency Fund") is different from most mutual funds, because the Currency Fund seeks calendar month leveraged investment results. The pursuit of such goal has the following implications:

The Currency Fund is riskier than alternatives that do not use leverage because the Currency Fund magnifies the performance of the benchmark of an investment.

An investor who purchases shares on a day other than the last business day of a calendar month generally will receive more, or less, than 150% exposure to the target index from that point until the end of the month. The actual exposure (“beta”) is a function of the performance of the benchmark from the end of the prior calendar month based on the financial instruments used by the Currency Fund to gain leverage. If the Currency Fund’s shares are held through the end of a calendar month or months, the Currency Fund’s performance is likely to deviate from 150% of the benchmark performance. This deviation will increase with higher index volatility. However, the Currency Fund will take measures to attempt to limit any such deviation to not more than 155% exposure and not less than 145% exposure.

The return for investors that invest in the Currency Fund for periods less than a calendar month or for a different period than the calendar month may not be 150% of the return of the benchmark for such shorter period.

The Currency Fund is not suitable for all investors and is designed to be utilized only by sophisticated investors, who (a) understand the risks associated with the use of leverage and financial instruments designed to gain leverage; and (b) understand the consequences of seeking calendar month leveraged investment results.

Investors who do not understand the Currency Fund should not buy the Currency Fund.

There is no assurance that the Currency Fund will achieve its objective and an investment in the Currency Fund could lose money. No single Fund is a complete investment program.

If the Currency Fund’s underlying benchmark declines 66% or more in a given period, the Currency Funds’ investors would lose all of their money. However, Rafferty Asset Management, LLC, the investment adviser to the Currency Fund attempts to position the Currency Fund’s portfolio to ensure that the Currency Fund does not lose more than 90% of its net asset value in a given calendar month.

This SAI, dated February 1, 2012, is not a prospectus. It should be read in conjunction with the Funds’ Prospectus dated February 1, 2012 (“Prospectus”). This SAI is incorporated by reference into the Prospectus. In other words, it is legally part of the’ Prospectus. To receive a copy of the Prospectus, without charge, write or call the Trust at the address or telephone number listed above.

Dated: February 1, 2012

i

ii

THE DIREXION FUNDS

The Trust is a Massachusetts business trust organized on June 6, 1997 and is registered with the Securities and Exchange Commission (“SEC”) as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently consists of numerous separate series, five of which are included in this SAI. On April 28, 2006, the Trust changed its name to Direxion Funds. Prior to that date, the Trust was known as Potomac Funds.

Prior to February 1, 2012, the Direxion Indexed Commodity Strategy Fund pursued a different investment strategy under the former fund name, Commodity Trends Strategy Fund. Also, prior to February 1, 2012 and prior September 1, 2011, the Direxion Currency Trends Strategy Plus Fund pursued different investment strategies under the former fund names, Currency Trends Strategy Fund and Financial Trends Strategy Fund, for each respective period.

This SAI relates to the Class A shares, Class C shares and Institutional Class shares of the Funds.

Please note that shares of each Fund may not be available in all states. Shares of each Fund are only available in states in which they are authorized for purchase.

Each Fund offers Class A, Class C and Institutional Class shares. Class A and Class C shares are made available through your registered investment adviser, financial planner, broker-dealer or other financial intermediary (“Financial Advisor”). Institutional Class shares are made available through investment advisers, banks, trust companies or other authorized representatives without a sales charge. The Class A and Class C shares are subject to a Rule 12b-1 fee. The Institutional Class shares pay no Rule 12b-1 fees. The Funds are not suitable for purchase by active investors. The Funds are intended for long-term investment purposes only and, except for Class C shares, impose a 1.00% redemption fee on Fund shares redeemed within thirty (30) days of the date of purchase.

CLASSIFICATION OF THE FUNDS

Each Fund is a “non-diversified” series of the Trust pursuant to the 1940 Act. Each Fund is considered “non-diversified” because a relatively high percentage of its assets may be invested in the securities of a limited number of issuers. To the extent that a Fund assumes large positions in the securities of a small number of issuers, the Fund’s net asset value (“NAV”) may fluctuate to a greater extent than that of a diversified company as a result of changes in the financial condition or in the market’s assessment of the issuers, and the Fund may be more susceptible to any single economic, political or regulatory occurrence than a diversified company.

Each Fund’s classification as a “non-diversified” series means that the proportion of its assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. Each Fund, however, intends to continue to meet certain tax-related diversification standards for each quarter of its taxable year.

INVESTMENT POLICIES AND TECHNIQUES

This section provides a detailed description of the securities in which a Fund may invest to achieve its investment objective, the strategies it may employ and the corresponding risks of such securities and strategies. The greatest risk of investing in a mutual fund is that its returns will fluctuate and you could lose money. Recent events in the financial sector have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets. Both domestic and foreign equity markets could experience increased volatility and turmoil, with issuers that have exposure to the real estate, mortgage and credit markets particularly affected, and it is uncertain whether or for how long these conditions could continue. The U.S. government has already taken a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity.

Reduced liquidity in equity, credit and fixed-income markets may adversely affect many issuers worldwide. This reduced liquidity may result in less money being available to purchase raw materials, goods and services from emerging markets, which may, in turn, bring down the prices of these economic staples. It may also result in emerging market issuers having more difficulty obtaining financing, which may, in turn, cause a decline in their stock prices. These events and possible continued market turbulence may have an adverse effect on the Funds.

The Direxion Indexed Commodity Strategy Fund and Direxion Indexed Managed Futures Strategy Fund have invested in wholly owned subsidiaries organized under the laws of the Cayman Islands (the “CTS Subsidiary” and the “MFS Subsidiary”, respectively, each a “Subsidiary” and collectively, the “Subsidiaries”), the registered offices of which are located at Walkers

SPV Limited, Walker House, 87 Mary Street, George Town, Grand Cayman KY1-9002, Cayman Islands. The Direxion Indexed Commodity Strategy Fund and Direxion Indexed Managed Futures Strategy Fund are currently the sole shareholders of the CTS Subsidiary and the MFS Subsidiary, respectively, and do not expect shares of the CTS Subsidiary or MFS Subsidiary to be offered or sold to other investors. The Direxion Indexed Commodity Strategy Fund and Direxion Indexed Managed Futures Strategy Fund’s investment in the CTS Subsidiary and the MFS Subsidiary, respectively, may not exceed 25% of the value of their total assets (ignoring any subsequent market appreciation in the CTS Subsidiary’s and the MFS Subsidiary’s value), which limitation is imposed by the Code and is measured at the end of each quarter of its taxable year.

The Direxion Indexed Commodity Strategy Fund and Direxion Indexed Managed Futures Strategy Fund may invest in the CTS Subsidiary and MFS Subsidiary, respectively, in order to gain exposure to the investment returns of the commodities markets within the limitations of the federal tax law requirements applicable to RICs. Each Subsidiary invests principally in commodity and financial futures, options and swap contracts, as well as certain fixed-income investments intended to serve as margin or collateral for a Subsidiary’s derivatives positions. Unlike the Funds, each Subsidiary may invest without limitation in commodity-linked derivatives, though a Subsidiary will comply with the same 1940 Act asset coverage requirements with respect to its investments in commodity-linked derivatives that apply to the Fund’s transactions in those instruments. To the extent applicable, each Subsidiary otherwise is subject to the same fundamental and non-fundamental investment restrictions as the Funds and, in particular, to the same requirements relating to portfolio leverage, liquidity, and the timing and method of valuation of portfolio investments and Fund shares. (Accordingly, references in this SAI to each Fund may also include their respective Subsidiaries.) By investing in their respective Subsidiaries, the Direxion Indexed Commodity Strategy Fund and Direxion Indexed Managed Futures Strategy Fund may be considered to be investing indirectly in the same investments as their respective Subsidiaries and are indirectly exposed to the risks associated with those investments.

Each Subsidiary is not registered with the SEC as an investment company under the 1940 Act and is not subject to the investor protections of the 1940 Act. As an investor in a Subsidiary, the Direxion Indexed Commodity Strategy Fund and Direxion Indexed Managed Futures Strategy Fund will not have the same protections offered to shareholders of registered investment companies. However, because each Subsidiary is wholly owned and controlled by the Direxion Indexed Commodity Strategy Fund and Direxion Indexed Managed Futures Strategy Fund and all are managed by Rafferty Asset Management, LLC (“Rafferty” or the “Adviser”), it is unlikely that a Subsidiary will take action in any manner contrary to the interest of the Direxion Indexed Commodity Strategy Fund and Direxion Indexed Managed Futures Strategy Fund or their shareholders. Because each Subsidiary has the same investment objective and, to the extent applicable, will comply with the same investment policies as their respective Fund, Rafferty manages each Subsidiary’s portfolio in a manner similar to that of their respective Fund.

Each Subsidiary has a board of directors that oversees its activities. Each Subsidiary has entered into a separate investment advisory agreement with Rafferty and pays Rafferty a fee for its services. Each Subsidiary also has entered into agreements with the Funds’ service providers for the provision of administrative, accounting, transfer agency and custody services.

Each Fund and its Subsidiary may not be able to operate as described in this SAI in the event of changes to the laws of the United States or the Cayman Islands. If the laws of the Cayman Islands required a Subsidiary to pay taxes to a governmental authority, its respective Fund would be likely to suffer decreased returns.

American Depositary Receipts (“ADRs”)

A Fund may invest in ADRs. ADRs are U.S. dollar-denominated receipts representing interests in the securities of a foreign issuer, which securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by United States banks and trust companies that evidence ownership of underlying securities issued by a foreign corporation. ADRs include ordinary shares and New York shares (shares issued by non-U.S. companies that are listed on a U.S. securities exchange). ADRs may be purchased through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the depositary security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts of the deposited securities. ADRs are not necessarily denominated in the same currency as the underlying securities to which they may be connected. Generally, ADRs in registered form are designed for use in the U.S. securities market and ADRs in bearer form are designed for use outside the United States. For investment purposes, ADRs are not considered to be foreign securities by the Funds.

Asset-Backed Securities

A Fund may invest in asset-backed securities of any rating or maturity. Asset-backed securities are securities issued by trusts and special purpose entities that are backed by pools of assets, such as automobile and credit-card receivables and home equity loans, which pass through the payments on the underlying obligations to the security holders (less servicing fees paid to the originator or fees for any credit enhancement). Typically, the originator of the loan or accounts receivable paper transfers it to a specially created trust, which repackages it as securities with a minimum denomination and a specific term. The securities are then privately placed or publicly offered. Examples include certificates for automobile receivables and so-called plastic bonds, backed by credit card receivables.

The value of an asset-backed security is affected by, among other things, changes in the market’s perception of the asset backing the security, the creditworthiness of the servicing agent for the loan pool, the originator of the loans and the financial institution providing any credit enhancement. Payments of principal and interest passed through to holders of asset-backed securities are frequently supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or by having a priority to certain of the borrower’s other assets. The degree of credit enhancement varies, and generally applies to only a portion of the asset-backed security’s par value. Value is also affected if any credit enhancement has been exhausted.

Bank Obligations

Money Market Instruments. The Funds may invest in bankers’ acceptances, certificates of deposit, demand and time deposits, savings shares and commercial paper of domestic banks and savings and loans that have assets of at least $1 billion and capital, surplus, and undivided profits of over $100 million as of the close of their most recent fiscal year, or instruments that are insured by the Bank Insurance Fund or the Savings Institution Insurance Fund of the Federal Deposit Insurance Corporation (“FDIC”). The Funds also may invest in high quality, short-term, corporate debt obligations, including variable rate demand notes, having a maturity of one year or less. Because there is no secondary trading market in demand notes, the inability of the issuer to make required payments could impact adversely a Fund’s ability to resell when it deems advisable to do so.

A Fund may invest in foreign money market instruments, which typically involve more risk that investing in U.S. money market instruments. See “Foreign Securities” below. These risks include, among others, higher brokerage commissions, less public information, and less liquid markets in which to sell and meet large shareholder redemption requests.

Bankers’ Acceptances. Bankers’ acceptances generally are negotiable instruments (time drafts) drawn to finance the export, import, domestic shipment or storage of goods. They are termed “accepted” when a bank writes on the draft its agreement to pay it at maturity, using the word “accepted.” The bank is, in effect, unconditionally guaranteeing to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an asset, or it may be sold in the secondary market at the going rate of interest for a specified maturity.

Certificates of Deposit (“CDs”). The FDIC is an agency of the U.S. government that insures the deposits of certain banks and savings and loan associations up to $100,000 per deposit. The interest on such deposits may not be insured to the extent this limit is exceeded. Current federal regulations also permit such institutions to issue insured negotiable CDs in amounts of $100,000 or more without regard to the interest rate ceilings on other deposits. To remain fully insured, these investments must be limited to $100,000 per insured bank or savings and loan association.

Commercial Paper. Commercial paper includes notes, drafts or similar instruments payable on demand or having a maturity at the time of issuance not exceeding nine months, exclusive of days of grace or any renewal thereof. A Fund may invest in commercial paper rated A-l or A-2 by Standard & Poor’s® Ratings Group (“S&P®”) or Prime-1 or Prime-2 by Moody’s Investors Service, Inc. (“Moody’s”), and in other lower quality commercial paper.

Corporate Debt Securities

A Fund may invest in investment grade corporate debt securities of any rating or maturity. Investment grade corporate bonds are those rated BBB or better by S&P® or Baa or better by Moody’s. Securities rated BBB by S&P® are considered investment grade, but Moody’s considers securities rated Baa to have speculative characteristics. See Appendix A for a description of corporate bond ratings. A Fund may also invest in unrated securities.

Corporate debt securities are fixed-income securities issued by businesses to finance their operations, although corporate debt instruments may also include bank loans to companies. Notes, bonds, debentures and commercial paper are the most common types of corporate debt securities, with the primary difference being their maturities and secured or un-secured status. Commercial paper has the shortest term and is usually unsecured.

The broad category of corporate debt securities includes debt issued by domestic or foreign companies of all kinds, including those with small-, mid- and large-capitalizations. Corporate debt may be rated investment-grade or below investment-grade and may carry variable or floating rates of interest.

Because of the wide range of types, and maturities, of corporate debt securities, as well as the range of creditworthiness of its issuers, corporate debt securities have widely varying potentials for return and risk profiles. For example, commercial paper issued by a large established domestic corporation that is rated investment-grade may have a modest return on principal, but carries relatively limited risk. On the other hand, a long-term corporate note issued by a small foreign corporation from an emerging market country that has not been rated may have the potential for relatively large returns on principal, but carries a relatively high degree of risk.

Corporate debt securities carry both credit risk and interest rate risk. Credit risk is the risk that a Fund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it is due. Some corporate debt securities that are rated below investment-grade are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. The credit risk of a particular issuer’s debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities. This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities. In addition, in the event of bankruptcy, holders of higher-ranking senior securities may receive amounts otherwise payable to the holders of more junior securities. Interest rate risk is the risk that the value of certain corporate debt securities will tend to fall when interest rates rise. In general, corporate debt securities with longer terms tend to fall more in value when interest rates rise than corporate debt securities with shorter terms.

Equity Securities

Common Stocks. A Fund may invest in common stocks. Common stocks represent the residual ownership interest in the issuer and are entitled to the income and increase in the value of the assets and business of the entity after all of its obligations and preferred stock are satisfied. Common stocks generally have voting rights. Common stocks fluctuate in price in response to many factors including historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

Convertible Securities. A Fund may invest in convertible securities that may be considered high yield securities. Convertible securities include corporate bonds, notes and preferred stock that can be converted into or exchanged for a prescribed amount of common stock of the same or a different issue within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or dividends paid on preferred stock until the convertible stock matures or is redeemed, converted or exchanged. While no securities investment is without some risk, investments in convertible securities generally entail less risk than the issuer’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. The market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than nonconvertible debt securities of similar quality, they do enable the investor to benefit from increases in the market price of the underlying common stock. When investing in convertible securities, a Fund may invest in the lowest credit rating category.

Preferred Stock. A Fund may invest in preferred stock. A preferred stock blends the characteristics of a bond and common stock. It can offer the higher yield of a bond and has priority over common stock in equity ownership, but does not have the seniority of a bond and its participation in the issuer’s growth may be limited. Preferred stock has preference over common stock in the receipt of dividends and in any residual assets after payment to creditors if the issuer is dissolved. Although the dividend is set at a fixed annual rate, in some circumstances it can be changed or omitted by the issuer. When investing in preferred stocks, a Fund may invest in the lowest credit rating category.

Warrants and Rights. A Fund may purchase warrants and rights, which are instruments that permit a Fund to acquire, by subscription, the capital stock of a corporation at a set price, regardless of the market price for such stock. Warrants may be either perpetual or of limited duration, but they usually do not have voting rights or pay dividends. The market price of warrants is usually significantly less than the current price of the underlying stock. Thus, there is a greater risk that warrants might drop in value at a faster rate than the underlying stock.

Foreign Currencies

A Fund may invest directly and indirectly in foreign currencies. Investments in foreign currencies are subject to numerous risks not least being the fluctuation of foreign currency exchange rates with respect to the U.S. dollar. Exchange rates fluctuate for a number of reasons.

Inflation. Exchange rates change to reflect changes in a currency’s buying power. Different countries experience different inflation rates due to different monetary and fiscal policies, different product and labor market conditions, and a host of other factors.

Trade Deficits. Countries with trade deficits tend to experience a depreciating currency. Inflation may be the cause of a trade deficit, making a country’s goods more expensive and less competitive and so reducing demand for its currency.

Interest Rates. High interest rates may raise currency values in the short term by making such currencies more attractive to investors. However, since high interest rates are often the result of high inflation, long-term results may be the opposite.

Budget Deficits and Low Savings Rates. Countries that run large budget deficits and save little of their national income tend to suffer a depreciating currency because they are forced to borrow abroad to finance their deficits. Payments of interest on this debt can inundate the currency markets with the currency of the debtor nation. Budget deficits also can indirectly contribute to currency depreciation if a government chooses inflationary measure to cope with its deficits and debt.

Political Factors. Political instability in a country can cause a currency to depreciate. Demand for a certain currency may fall if a country appears a less desirable place in which to invest and do business.

Government Control. Through their own buying and selling of currencies, the world’s central banks sometimes manipulate exchange rate movements. In addition, governments occasionally issue statements to influence people’s expectations about the direction of exchange rates, or they may instigate policies with an exchange rate target as the goal.

The value of a Fund’s investments is calculated in U.S. dollars each day that the New York Stock Exchange is open for business. As a result, to the extent that the a Fund’s assets are invested in instruments denominated in foreign currencies and the currencies appreciate relative to the U.S. dollar, a Fund’s NAV per share as expressed in U.S. dollars (and, therefore, the value of your investment) should increase. If the U.S. dollar appreciates relative to the other currencies, the opposite should occur.

The currency-related gains and losses experienced by a Fund will be based on changes in the value of portfolio securities attributable to currency fluctuations only in relation to the original purchase price of such securities as stated in U.S. dollars. Gains or losses on shares of a Fund will be based on changes attributable to fluctuations in the NAV of such shares, expressed in U.S. dollars, in relation to the original U.S. dollar purchase price of the shares. The amount of appreciation or depreciation in a Fund’s assets also will be affected by the net investment income generated by the money market instruments in which each Fund invests and by changes in the value of the securities that are unrelated to changes in currency exchange rates.

A Fund may incur currency exchange costs when it sells instruments denominated in one currency and buy instruments denominated in another.

Currency Transactions. A Fund conducts currency exchange transactions on a spot basis. Currency transactions made on a spot basis are for cash at the spot rate prevailing in the currency exchange market for buying or selling currency. A Fund also enters into forward currency contracts. See “Options, Futures and Other Strategies” below. A forward currency contract is an obligation to buy or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into on the interbank market conducted directly between currency traders (usually large commercial banks) and their customers.

A Fund may invest in a combination of forward currency contracts and U.S. dollar-denominated market instruments in an attempt to obtain an investment result that is substantially the same as a direct investment in a foreign currency-denominated instrument. This investment technique creates a “synthetic” position in the particular foreign-currency instrument whose performance the Adviser is trying to duplicate. For example, the combination of U.S. dollar-denominated instruments with “long” forward currency exchange contracts creates a position economically equivalent to a money market instrument denominated in the foreign currency itself. Such combined positions are sometimes necessary when the money market in a particular foreign currency is small or relatively illiquid.

A Fund may invest in forward currency contracts to hedge either specific transactions (transaction hedging) or portfolio positions (position hedging). Transaction hedging is the purchase or sale of forward currency contracts with respect to specific receivables or payables of a Fund in connection with the purchase and sale of portfolio securities. Position hedging is the sale of a forward currency contract on a particular currency with respect to portfolio positions denominated or quoted in that currency.

A Fund may use forward currency contracts for position hedging if consistent with its policy of trying to expose its net assets to foreign currencies. A Fund is not required to enter into forward currency contracts for hedging purposes and it is possible that a Fund may not be able to hedge against a currency devaluation that is so generally anticipated that a Fund is unable to contract to sell the currency at a price above the devaluation level it anticipates. It also is possible, under certain circumstances, that a Fund may have to limit its currency transactions to qualify as a “regulated investment company” under Subchapter M of Chapter 16/Subtitle A of the Internal Revenue Code of 1986, as amended (“Code”)(“RIC”).

A Fund currently does not intend to enter into a forward currency contract with a term of more than one year, or to engage in position hedging with respect to the currency of a particular country to more than the aggregate market value (at the time the hedging transaction is entered into) of its portfolio securities denominated in (or quoted in or currently convertible into or directly related through the use of forward currency contracts in conjunction with money market instruments to) that particular currency.

At or before the maturity of a forward currency contract, a Fund may either sell a portfolio security and make delivery of the currency, or retain the security and terminate its contractual obligation to deliver the currency by buying an “offsetting” contract obligating it to buy, on the same maturity date, the same amount of the currency. If a Fund engages in an offsetting transaction, it may later enter into a new forward currency contract to sell the currency.

If a Fund engages in an offsetting transaction, it will incur a gain or loss to the extent that there has been movement in forward currency contract prices. If forward prices go down during the period between the date a Fund enters into a forward currency contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, a Fund will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to buy. If forward prices go up, a Fund will suffer a loss to the extent the price of the currency it has agreed to buy exceeds the price of the currency it has agreed to sell.

Since a Fund invests in money market instruments denominated in foreign currencies, it may hold foreign currencies pending investment or conversion into U.S. dollars. Although a Fund values its assets daily in U.S. dollars, it does not convert its holdings of foreign currencies into U.S. dollars on a daily basis. A Fund will convert its holdings from time to time, however, and incur the costs of currency conversion. Foreign exchange dealers do not charge a fee for conversion, but they do realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, and offer to buy the currency at a lower rate if a Fund tries to resell the currency to the dealer.

Foreign Currency Options. A Fund may invest in foreign currency-denominated securities and may buy or sell put and call options on foreign currencies. A Fund may buy or sell put and call options on foreign currencies either on exchanges or in the over-the-counter market. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of a Fund to reduce foreign currency risk using such options. Over-the-counter options differ from traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options.

Foreign Currency Exchange-Related Securities.

Foreign currency warrants. Foreign currency warrants such as Currency Exchange WarrantsSM (“CEWsSM”) are warrants which entitle the holder to receive from their issuer an amount of cash (generally, for warrants issued in the United States, in U.S. dollars) which is calculated pursuant to a predetermined formula and based on the exchange rate between a specified foreign currency and the U.S. dollar as of the exercise date of the warrant. Foreign currency warrants generally are exercisable upon their issuance and expire as of a specified date and time. Foreign currency warrants have been issued in connection with U.S. dollar-denominated debt offerings by major corporate issuers in an attempt to reduce the foreign currency exchange risk which, from the point of view of prospective purchasers of the securities, is inherent in the international fixed-income marketplace. Foreign currency warrants may attempt to reduce the foreign exchange risk assumed by purchasers of a security by, for example, providing for a supplemental payment in the event that the U.S. dollar depreciates against the value of a major foreign currency such as the Japanese yen or the Euro. The formula used to determine the amount payable upon exercise of a foreign currency warrant may make the warrant worthless unless the applicable foreign currency exchange rate moves in a particular direction (e.g., unless the U.S. dollar appreciates or depreciates against the particular foreign currency to which the warrant is linked or indexed). Foreign currency warrants are severable from the debt obligations with which they may be offered, and may be listed on exchanges. Foreign currency warrants may be exercisable only in certain minimum amounts, and an investor wishing to exercise warrants who possesses less than the minimum number required for exercise may be required either to sell the warrants or to purchase additional warrants, thereby incurring additional transaction costs. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the exchange rate relating to exercise is determined, during which time the exchange rate could change significantly, thereby affecting both the market and cash settlement values of the warrants being exercised. The expiration date of the warrants may be accelerated if the warrants should be delisted from an exchange or if their trading should be suspended permanently, which would result in the loss of any remaining “time value” of the warrants (i.e., the difference between the current market value and the exercise value of the warrants), and, in the case the warrants were “out-of-the-money,” in a total loss of the purchase price of the warrants.

Warrants are generally unsecured obligations of their issuers and are not standardized foreign currency options issued by the Options Clearing Corporation (“OCC”). Unlike foreign currency options issued by OCC, the terms of foreign exchange warrants generally will not be amended in the event of governmental or regulatory actions affecting exchange rates or in the event of the imposition of other regulatory controls affecting the international currency markets. The initial public offering price of foreign currency warrants is generally considerably in excess of the price that a commercial user of foreign currencies might pay in the interbank market for a comparable option involving significantly larger amounts of foreign currencies. Foreign currency warrants are subject to significant foreign exchange risk, including risks arising from complex political or economic factors.

Principal exchange rate linked securities. Principal exchange rate linked securities (“PERLsSM”) are debt obligations the principal on which is payable at maturity in an amount that may vary based on the exchange rate between the U.S. dollar and a particular foreign currency at or about that time. The return on “standard” principal exchange rate linked securities is enhanced if the foreign currency to which the security is linked appreciates against the U.S. dollar, and is adversely affected by increases in the foreign exchange value of the U.S. dollar; “reverse” principal exchange rate linked securities are like the “standard” securities, except that their return is enhanced by increases in the value of the U.S. dollar and adversely impacted by increases in the value of foreign currency. Interest payments on the securities are generally made in U.S. dollars at rates that reflect the degree of foreign currency risk assumed or given up by the purchaser of the notes (i.e., at relatively higher interest rates if the purchaser has assumed some of the foreign exchange risk, or relatively lower interest rates if the issuer has assumed some of the foreign exchange risk, based on the expectations of the current market). Principal exchange rate linked securities may in limited cases be subject to acceleration of maturity (generally, not without the consent of the holders of the securities), which may have an adverse impact on the value of the principal payment to be made at maturity.

Performance indexed paper. Performance indexed paper (“PIPsSM”) is U.S. dollar-denominated commercial paper the yield of which is linked to certain foreign exchange rate movements. The yield to the investor on performance indexed paper is established at maturity as a function of spot exchange rates between the U.S. dollar and a designated currency as of or about that time (generally, the index maturity two days prior to maturity). The yield to the investor will be within a range stipulated at the time of purchase of the obligation, generally with a guaranteed minimum rate of return that is below, and a potential maximum rate of return that is above, market yields on U.S. dollar-denominated commercial paper, with both the minimum and maximum rates of return on the investment corresponding to the minimum and maximum values of the spot exchange rate two business days prior to maturity.

Foreign Securities

A Fund may have both direct and indirect exposure through investments in stock index futures contracts, options on stock index futures contracts and options on securities and on stock indices to foreign securities. In most cases, the best available market for foreign securities will be on exchanges or in over-the-counter (“OTC”) markets located outside the United States.

Investing in foreign securities carries political and economic risks distinct from those associated with investing in the United States. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on or delays in the removal of funds or other assets of a fund, political or financial instability or diplomatic and other developments that could affect such investments. Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or to convert currency into U.S. dollars. There may be a greater possibility of default by foreign governments or foreign-government sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic or social instability, military action or unrest or adverse diplomatic developments.

Brazil. Investing in Brazil involves certain considerations not typically associated with investing in the United States. Additional considerations include: (i) investment and repatriation controls, which could affect a Fund’s ability to operate and to qualify for the favorable tax treatment afforded to RICs; (ii) fluctuations in the rate of exchange between the Brazilian Real and the U.S. dollar; (iii) the generally greater price volatility and lesser liquidity that characterize Brazilian securities markets, as compared with U.S. markets; (iv) the effect that balance of trade could have on Brazilian economic stability and the Brazilian government's economic policy; (v) potentially high rates of inflation; (vi) governmental involvement in and influence on the private sector; (vii) Brazilian accounting, auditing and financial standards and requirements, which differ from those in the United States; (viii) political and other considerations, including changes in applicable Brazilian tax laws; and (ix) restrictions on investments by foreigners. While the economy of Brazil has enjoyed substantial economic growth in recent years there can be no guarantee this growth will continue.

China. Investing in China involves special considerations not typically associated with investing in countries with more democratic governments or more established economies or currency markets. These risks include: (i) the risk of nationalization or expropriation of assets or confiscatory taxation; (ii)greater governmental involvement in and control over the economy, interest rates and currency exchange rates; (iii) controls on foreign investment and limitations on repatriation of invested capital; (iv) greater social, economic and political uncertainty (including the risk of war); (v) dependency on exports and the corresponding importance of international trade; (vi) currency exchange rate fluctuations; and (vii) the risk that certain companies in which the Fund may invest may have dealings with countries subject to sanctions or embargoes imposed by the U.S. government or identified as state sponsors of terrorism. The government of China maintains strict currency controls in support of economic, trade and political objectives and regularly intervenes in the currency market. The government’s actions in this respect may not be transparent or predictable. As a result, the value of the Yuan, and the value of securities designed to provide exposure to the Yuan, can change quickly and arbitrarily. Furthermore, it is difficult for foreign investors to directly access money market securities in China because of investment and trading restrictions. While the economy of China has enjoyed substantial economic growth in recent years there can be no guarantee this growth will continue. These and other factors may decrease the value and liquidity of a Fund’s investments.

Developing and Emerging Markets. Emerging and developing markets abroad may offer special opportunities for investing but may have greater risks than more developed foreign markets, such as those in Europe, Canada, Australia, New Zealand and Japan. There may be even less liquidity in their securities markets, and settlements of purchases and sales of securities may be subject to additional delays. They are subject to greater risks of limitations on the repatriation of income and profits because of currency restrictions imposed by local governments. Those countries may also be subject to the risk of greater political and economic instability, which can greatly affect the volatility of prices of securities in those countries.

Investing in emerging market securities imposes risks different from, or greater than, risks of investing in foreign developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales; future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. Additional risks of emerging markets securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions.

India. Investments in India involve special considerations not typically associated with investing in countries with more established economies or currency markets. Political and economic conditions and changes in regulatory, tax, or economic policy in India could significantly affect the market in that country and in surrounding or related countries and have a negative impact on a Fund’s performance. Agriculture occupies a prominent position in the

Indian economy and the Indian economy therefore may be negatively affected by adverse weather conditions. The Indian government has exercised and continues to exercise significant influence over many aspects of the economy, and the number of public sector enterprises in India is substantial. While the Indian government has implemented economic structural reform with the objective of liberalizing India’s exchange and trade policies, reducing the fiscal deficit, controlling inflation, promoting a sound monetary policy, reforming the financial sector, and placing greater reliance on market mechanisms to direct economic activity, there can be no assurance that these policies will continue or that the economic recovery will be sustained. While the government of India is moving to a more liberal approach, it still places restrictions on the capability and capacity of foreign investors to access and trade Rupee directly. Foreign investors in India still face burdensome taxes on investments in income producing securities. While the economy of India has enjoyed substantial economic growth in recent years there can be no guarantee this growth will continue. These and other factors may decrease the value and liquidity of a Fund’s investments.

Latin America. Investments in Latin American countries involve special considerations not typically associated with investing in the United States. Most Latin American countries have experienced, at one time or another, severe and persistent levels of inflation, including, in some cases, hyperinflation. This has, in turn, led to high interest rates, extreme measures by governments to keep inflation in check, and a generally debilitating effect on economic growth. Although inflation in many countries has lessened, there is no guarantee it will remain at lower levels. In addition, the political history of certain Latin American countries has been characterized by political uncertainty, intervention by the military in civilian and economic spheres, and political corruption. Such developments, if they were to reoccur, could reverse favorable trends toward market and economic reform, privatization, and removal of trade barriers, and result in significant disruption in securities markets. Certain Latin American countries may also have managed currencies which are maintained at artificial levels to the U.S. dollar rather than at levels determined by the market. This type of system can lead to sudden and large adjustments in the currency which, in turn, can have a disruptive and negative effect on foreign investors. For example, in late 1994 the value of the Mexican peso lost more than one-third of its value relative to the dollar. Certain Latin American countries also restrict the free conversion of their currency into foreign currencies, including the U.S. dollar. There is no significant foreign exchange market for many currencies and it would, as a result, be difficult for the Fund to engage in foreign currency transactions designed to protect the value of the Fund’s interests in securities denominated in such currencies. Finally, a number of Latin American countries are among the largest debtors of developing countries. There have been moratoria on, and reschedulings of, repayment with respect to these debts. Such events can restrict the flexibility of these debtor nations in the international markets and result in the imposition of onerous conditions on their economies.

Russia. Investing in Russia involves risks and special considerations not typically associated with investing in United States. Since the breakup of the Soviet Union at the end of 1991, Russia has experienced dramatic political and social change. The political system in Russia is emerging from a long history of extensive state involvement in economic affairs. The country is undergoing a rapid transition from a centrally-controlled command system to a market-oriented, democratic model. As a result, relative to companies operating in Western economies, companies in Russian are characterized by a lack of: (i) management with experience of operating in a market economy; (ii) modern technology; and, (iii) a sufficient capital base with which to develop and expand their operations. It is unclear what will be the future effect on Russian companies, if any, of Russia’s continued attempts to move toward a more market-oriented economy. Russia’s economy has experienced severe economic recession, if not depression, since 1990 during which time the economy has been characterized by high rates of inflation, high rates of unemployment, declining gross domestic product, deficit government spending, and a devaluing currency. The economic reform program has involved major disruptions and dislocations in various sectors of the economy, and those problems have been exacerbated by growing liquidity problems. Further, Russia presently receives significant financial assistance from a number of countries through various programs. To the extent these programs are reduced or eliminated in the future, Russian economic development may be adversely impacted. The laws and regulations in Russia affecting Western investment business continue to evolve in an unpredictable manner. Russian laws and regulations, particularly those involving taxation, foreign investment and trade, title to property or securities, and transfer of title, which may be applicable to the Fund’s activities are relatively new and can change quickly and unpredictably in a manner far more volatile than in the United States or other developed market economies. Although basic commercial laws are in place, they are often unclear or contradictory and subject to varying interpretation, and may at any time be amended, modified, repealed or replaced in a manner adverse to the interest of the Fund.

Hybrid Instruments

A Fund may invest in hybrid instruments. A hybrid instrument is a type of potentially high-risk derivative that combines a traditional stock, bond, or commodity with an option or forward contract. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a hybrid is tied (positively or negatively) to the price of some commodity, currency or securities index or another interest rate or some other economic factor (each a “benchmark”). The interest rate or (unlike most fixed income securities) the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark. A hybrid could be, for example, a bond issued by an oil company that pays a small base level of interest, in addition to interest that accrues when oil prices exceed a certain predetermined level. Such a hybrid instrument would be a combination of a bond and a call option on oil.

Hybrids can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes a Fund to the credit risk of the issuer of the hybrids. These risks may cause significant fluctuations in the NAV of a Fund.

Certain hybrid instruments may provide exposure to the commodities markets. These are derivative securities with one or more commodity-linked components that have payment features similar to commodity futures contracts, commodity options, or similar instruments. Commodity-linked hybrid instruments may be either equity or debt securities, and are considered hybrid instruments because they have both security and commodity-like characteristics. A portion of the value of these instruments may be derived from the value of a commodity, futures contract, index or other economic variable. A Fund will only invest in commodity-linked hybrid instruments that qualify under applicable rules of the CFTC for an exemption from the provisions of the CEA.

Certain issuers of structured products such as hybrid instruments may be deemed to be investment companies as defined in the 1940 Act. As a result, a Fund’s investment in these products may be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act.

Illiquid Investments and Restricted Securities

Each Fund may purchase and hold illiquid investments. No Fund, nor the Subsidiary, will purchase or otherwise acquire any security if, as a result, more than 15% of its net assets (taken at current value) would be invested in investments that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. This policy does not include restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended (“1933 Act”), which the Trust’s Board of Trustees (“Board” or “Trustees”) or Rafferty, the Funds’ investment adviser, has determined under Board-approved guidelines are liquid. No Fund, nor the Subsidiary, however, currently anticipates investing in such restricted securities.

The term “illiquid investments” for this purpose means investments that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Fund has valued the investments. Investments currently considered to be illiquid include: (1) repurchase agreements not terminable within seven days; (2) securities for which market quotations are not readily available; (3) OTC options and their underlying collateral; (4) bank deposits, unless they are payable at principal amount plus accrued interest on demand or within seven days after demand; and (5) restricted securities not determined to be liquid pursuant to guidelines established by the Board; and (6) in certain circumstances, securities involved in swap, cap, floor or collar transactions. The assets used as cover for OTC options written by a Fund will be considered illiquid unless the OTC options are sold to qualified dealers who agree that a Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

A Fund may not be able to sell illiquid investments when Rafferty considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were liquid. In addition, the sale of illiquid investments may require more time and result in higher dealer discounts and other selling expenses than does the sale of investments that are not illiquid. Illiquid investments also may be more difficult to value due to the unavailability of reliable market quotations for such investments, and investment in illiquid investments may have an adverse impact on NAV.

Rule 144A establishes a “safe harbor” from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Institutional markets for restricted securities that have developed as a result of Rule 144A provide both readily ascertainable values for certain restricted securities and the ability to liquidate an investment to satisfy share redemption orders. An insufficient number of qualified institutional buyers interested in purchasing Rule 144A-eligible securities held by a Fund, however, could affect adversely the marketability of such portfolio securities, and a Fund may be unable to dispose of such securities promptly or at reasonable prices.

Indexed Securities

A Fund may purchase indexed securities, which are securities, the value of which varies positively or negatively in relation to the value of other securities, securities indices or other financial indicators, consistent with its investment objective. Indexed securities may be debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Recent issuers of indexed securities have included banks, corporations and certain U.S. government agencies.

The performance of indexed securities depends to a great extent on the performance of the security or other instrument to which they are indexed and also may be influenced by interest rate changes in the United States and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer’s creditworthiness deteriorates. Indexed securities may be more volatile than the underlying instruments. Certain indexed securities that are not traded on an established market may be deemed illiquid. See “Illiquid Investments and Restricted Securities” above.

Investment in the Subsidiary (Direxion Indexed Commodity Strategy Fund and Direxion Indexed Managed Futures Strategy Fund only)

The Direxion Indexed Commodity Strategy Fund and Direxion Indexed Managed Futures Strategy Fund have invested in wholly owned subsidiaries organized under the laws of the Cayman Islands CTS Subsidiary and the MFS Subsidiary, respectively, the registered offices of which are located at Walkers SPV Limited, Walker House, 87 Mary Street, George Town, Grand Cayman KY1-9002, Cayman Islands. The Direxion Indexed Commodity Strategy Fund and Direxion Indexed Managed Futures Strategy Fund are currently the sole shareholders of the CTS Subsidiary and the MFS Subsidiary, respectively, and do not expect shares of the CTS Subsidiary or MFS Subsidiary to be offered or sold to other investors. The Direxion Indexed Commodity Strategy Fund and Direxion Indexed Managed Futures Strategy Fund’s investment in the CTS Subsidiary and the MFS Subsidiary, respectively, may not exceed 25% of the value of their total assets (ignoring any subsequent market appreciation in the CTS Subsidiary’s and the MFS Subsidiary’s value), which limitation is imposed by the Code and is measured at the end of each quarter of its taxable year.

Each Fund invests in its Subsidiary in order to gain exposure to the investment returns of the commodities markets within the limitations of the federal tax law requirements applicable to RICs. Each Subsidiary invests principally in commodity and financial futures, options and swap contracts, as well as certain fixed-income investments intended to serve as margin or collateral for the Subsidiary’s derivatives positions. Unlike each Fund, each Subsidiary may invest without limitation in commodity-linked derivatives, though a Subsidiary will comply with the same 1940 Act asset coverage requirements with respect to its investments in commodity-linked derivatives that apply to a Fund’s transactions in those instruments. To the extent applicable, each Subsidiary otherwise is subject to the same fundamental and non-fundamental investment restrictions as the

Funds and, in particular, to the same requirements relating to portfolio leverage, liquidity, and the timing and method of valuation of portfolio investments and Fund shares. (Accordingly, references in this SAI to the Fund may also include the Subsidiary.) By investing in their respective Subsidiaries, the Direxion Indexed Commodity Strategy Fund and Direxion Indexed Managed Futures Strategy Fund may be considered to be investing indirectly in the same investments as their respective Subsidiaries and are indirectly exposed to the risks associated with those investments.

Each Subsidiary is not registered with the SEC as an investment company under the 1940 Act and is not subject to the investor protections of the 1940 Act. As an investor in a Subsidiary, the Direxion Indexed Commodity Strategy Fund and Direxion Indexed Managed Futures Strategy Fund will not have the same protections offered to shareholders of registered investment companies. However, because each Subsidiary is wholly owned and controlled by each Fund and all are managed by Rafferty, it is unlikely that a Subsidiary will take action in any manner contrary to the interest of the Direxion Indexed Commodity Strategy Fund and Direxion Indexed Managed Futures Strategy Fund or their shareholders. Because each Subsidiary has the same investment objective and, to the extent applicable, will comply with the same investment policies as their respective Fund, Rafferty manages each Subsidiary’s portfolio in a manner similar to that of their respective Fund.

Each Subsidiary has a board of directors that oversees its activities. Each Subsidiary has entered into a separate investment advisory agreement with Rafferty and pays Rafferty a fee for its services. Each Subsidiary also has entered into agreements with the Funds’ service providers for the provision of administrative, accounting, transfer agency and custody services.

Each Fund and their Subsidiary may not be able to operate as described in this SAI in the event of changes to the laws of the United States or the Cayman Islands. If the laws of the Cayman Islands required a Subsidiary to pay taxes to a governmental authority, their respective Fund would be likely to suffer decreased returns.

Interest Rate Swaps

A Fund may enter into interest rate swaps for hedging purposes and non-hedging purposes. Since swaps are entered into for good faith hedging purposes or are offset by a segregated account maintained by an approved custodian, Rafferty believes that swaps do not constitute senior securities as defined in the 1940 Act and, accordingly, will not treat them as being subject to a Fund’s borrowing restrictions. The net amount of the excess, if any, of a Fund’s obligations over its entitlement with respect to each interest rate swap will be accrued on a daily basis and an amount of cash or other liquid securities having an aggregate NAV at least equal to such accrued excess will be maintained in a segregated account by each Fund’s custodian. A Fund will not enter into any interest rate swap unless Rafferty believes that the other party to the transaction is creditworthy. If there is a default by the other party to such a transaction, a Fund will have contractual remedies pursuant to the agreement. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments which are traded in the interbank market.

Junk Bonds

A Fund may invest in lower-rated debt securities, including securities in the lowest credit rating category, of any maturity, often called “junk bonds.”

Junk bonds generally offer a higher current yield than that available for higher-grade issues. However, lower-rated securities involve higher risks, in that they are especially subject to adverse changes in general economic conditions and in the industries in which the issuers are engaged, to changes in the financial condition of the issuers and to price fluctuations in response to changes in interest rates. During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress that could adversely affect their ability to make payments of interest and principal and increase the possibility of default. In addition, the market for lower-rated debt securities has expanded rapidly in recent years, and its growth paralleled a long economic expansion. At times in recent years, the prices of many lower-rated debt securities declined substantially, reflecting an expectation that many issuers of such securities might experience financial difficulties. As a result, the yields on lower-rated debt securities rose dramatically, but such higher yields did not reflect the value of the income stream that holders of such securities expected, but rather, the risk that holders of such securities could lose a substantial portion of their value as a result of the issuers’ financial restructuring or default. There can be no assurance that such declines will not recur.

The market for lower-rated debt issues generally is thinner and less active than that for higher quality securities, which may limit a Fund’s ability to sell such securities at fair value in response to changes in the economy or financial markets. Adverse publicity and investor perceptions, whether based on fundamental analysis, may also decrease the values and liquidity of lower-rated securities, especially in a thinly traded market. Changes by recognized rating services in their rating of a fixed-income security may affect the value of these investments. A Fund will not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase. However, Rafferty will monitor the investment to determine whether continued investment in the security will assist in meeting a Fund’s investment objective.

Mortgage-Backed Securities

A Fund may invest in mortgage-backed securities. A mortgage-backed security is a type of pass-through security, which is a security representing pooled debt obligations repackaged as interests that pass income through an intermediary to investors. In the case of mortgage-backed securities, the ownership interest is in a pool of mortgage loans.

Certain U.S. government debt securities, such as securities of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury. Others, such as securities issued by the Federal National Mortgage Association (“Fannie Mae©”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac©”), are supported only by the credit of the corporation. In the case of securities not backed by the full faith and credit of the United States, a fund must look principally to the agency issuing or guaranteeing the obligation in the event the agency or instrumentality does not meet its commitments. The U.S. government may choose not to provide financial support to GSEs or instrumentalities if it is not legally obligated to do so. A fund will invest in securities of such instrumentalities only when the Adviser is satisfied that the credit risk with respect to any such instrumentality is comparatively minimal.

Mortgage-backed securities are most commonly issued or guaranteed by the Government National Mortgage Association (“Ginnie Mae®” or “GNMA”), Federal National Mortgage Association (“Fannie Mae©” or “FNMA”) or Federal Home Loan Mortgage Corporation (“Freddie Mac©” or “FHLMC”), but may also be issued or guaranteed by other private issuers. GNMA is a government-owned corporation that is an agency of the U.S. Department of Housing and Urban Development. It guarantees, with the full faith and credit of the United States, full and timely payment of all monthly principal and interest on its mortgage-backed securities. FNMA is a publicly owned, government-sponsored corporation that mostly packages mortgaged backed by the Federal Housing Administration, but also sells some non-governmentally backed mortgages. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest only by FNMA. The FHLMC is a publicly chartered agency that buys qualifying residential mortgages from lenders, re-packages them and provide certain guarantees. The corporation’s stock is owned by savings institutions across the United States and is held in trust by the Federal Home Loan Bank System. Pass-through securities issued by the FHLMC are guaranteed as to timely payment of principal and interest only by the FHLMC.

Mortgage-backed securities issued by private issuers, whether or not such obligations are subject to guarantees by the private issuer, may entail greater risk than obligations directly or indirectly guaranteed by the U.S. government. The average life of a mortgage-backed security is likely to be substantially less than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal invested far in advance of the maturity of the mortgages in the pool.

Collateralized mortgage obligations (“CMOs”) are debt obligations collateralized by mortgage loans or mortgage pass-through securities (collateral collectively hereinafter referred to as “Mortgage Assets”). Multi-class pass-through securities are interests in a trust composed of Mortgage Assets and all references in this section to CMOs include multi-class pass-through securities. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates, resulting in a loss of all or part of the premium if any has been paid. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. The principal and interest payments on the Mortgage Assets may be allocated among the various classes of CMOs in several ways. Typically, payments of principal, including any prepayments, on the underlying mortgages are applied to the classes in the order of their respective stated maturities or final distribution dates, so that no payment of principal is made on CMOs of a class until all CMOs of other classes having earlier stated maturities or final distribution dates have been paid in full.

Stripped mortgage-backed securities (“SMBS”) are derivative multi-class mortgage securities. A Fund will only invest in SMBS that are obligations backed by the full faith and credit of the U.S. government. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of mortgage assets. A Fund will only invest in SMBS whose mortgage assets are U.S. government obligations. A common type of SMBS will be structured so that one class receives some of the interest and most of the principal from the mortgage assets, while the other class receives most of the interest and the remainder of the principal. If the underlying mortgage assets experience greater than anticipated prepayments of principal, each Fund may fail to fully recoup its initial investment in these securities. The market value of any class which consists primarily or entirely of principal payments generally is unusually volatile in response to changes in interest rates.

Investment in mortgage-backed securities poses several risks, including among others, prepayment, market and credit risk. Prepayment risk reflects the risk that borrowers may prepay their mortgages faster than expected, thereby affecting the investment’s average life and perhaps its yield. Whether or not a mortgage loan is prepaid is almost entirely controlled by the borrower. Borrowers are most likely to exercise prepayment options at the time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise. Besides the effect of prevailing interest rates, the rate of prepayment and refinancing of mortgages may also be affected by home value appreciation, ease of the refinancing process and local economic conditions. Market risk reflects the risk that the price of a security may fluctuate over time. The price of mortgage-backed securities may be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding, and the liquidity of the issue. In a period of unstable interest rates, there may be decreased demand for certain types of mortgage-backed securities, and a Fund invested in such securities wishing to sell them may find it difficult to find a buyer, which may in turn decrease the price at which they may be sold. Credit risk reflects the risk that a Fund may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligations. Obligations issued by U.S. government-related entities are guaranteed as to the payment of principal and interest, but are not backed by the full faith and credit of the U.S. government. The performance of private label mortgage-backed securities, issued by private institutions, is based on the financial health of those institutions. With respect to GNMA certificates, although GNMA guarantees timely payment even if homeowners delay or default, tracking the “pass-through” payments may, at times, be difficult.

Municipal Obligations

A Fund may invest in municipal obligations. In addition to the usual risks associated with investing for income, the value of municipal obligations can be affected by changes in the actual or perceived credit quality of the issuers. The credit quality of a municipal obligation can be affected by, among other factors: a) the financial condition of the issuer or guarantor; b) the issuer’s future borrowing plans and sources of revenue; c) the economic feasibility of the revenue bond project or general borrowing purpose; d) political or economic developments in the region or jurisdiction where the security is issued; and e) the liquidity of the security. Because municipal obligations are generally traded OTC, the liquidity of a particular issue often depends on the willingness of dealers to make a market in the security. The liquidity of some municipal issues can be enhanced by demand features, which enable a Fund to demand payment from the issuer or a financial intermediary on short notice.

Options, Futures and Other Strategies

General. A Fund may use certain options (traded on an exchange or OTC, or otherwise), futures contracts (sometimes referred to as “futures”) and options on futures contracts (collectively, “Financial Instruments”) as a substitute for a comparable market position in the underlying security, to attempt to hedge or limit the exposure of a Fund’s position, to create a synthetic money market position, for certain tax-related purposes or to effect closing transactions.

The use of Financial Instruments is subject to applicable regulations of the SEC, the several exchanges upon which they are traded and the Commodity Futures Trading Commission (the “CFTC”). In addition, a Fund’s ability to use Financial Instruments will be limited by tax considerations. See “Dividends, Other Distributions and Taxes.” Pursuant to a claim for exemption filed with the National Futures Association on behalf of each Fund, each Fund is not deemed to be a commodity pool operator or a commodity pool under the Commodity Exchange Act and is not subject to registration or regulation as such under the Commodity Exchange Act.

In addition to the instruments, strategies and risks described below and in the Prospectus, Rafferty may discover additional opportunities in connection with Financial Instruments and other similar or related techniques. These new opportunities may become available as Rafferty develops new techniques, as regulatory authorities broaden the range of permitted transactions and as new Financial Instruments or other techniques are developed. Rafferty may utilize these opportunities to the extent that they are consistent with a Fund’s investment objective and permitted by a Fund’s investment limitations and applicable regulatory authorities. A Fund’s Prospectus or this SAI will be supplemented to the extent that new products or techniques involve materially different risks than those described below or in the Prospectus.

Special Risks. The use of Financial Instruments involves special considerations and risks, certain of which are described below. Risks pertaining to particular Financial Instruments are described in the sections that follow.

(1) Successful use of most Financial Instruments depends upon Rafferty’s ability to predict movements of the overall securities markets, which requires different skills than predicting changes in the prices of individual securities. The ordinary spreads between prices in the cash and futures markets, due to the differences in the natures of those markets, are subject to distortion. Due to the possibility of distortion, a correct forecast of stock market trends by Rafferty may still not result in a successful transaction. Rafferty may be incorrect in its expectations as to the extent of market movements or the time span within which the movements take place, which, thus, may result in the strategy being unsuccessful.

(2) Options and futures prices can diverge from the prices of their underlying instruments. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect or no correlation also may result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, and from imposition of daily price fluctuation limits or trading halts.

(3) As described below, a Fund might be required to maintain assets as “cover,” maintain segregated accounts or make margin payments when it takes positions in Financial Instruments involving obligations to third parties (e.g., Financial Instruments other than purchased options). If a Fund were unable to close out its positions in such Financial Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. These requirements might impair a Fund’s ability to sell a portfolio security or make an investment when it would otherwise be favorable to do so or require that a Fund sell a portfolio security at a disadvantageous time. A Fund’s ability to close out a position in a Financial Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction (the “counterparty”) to enter into a transaction closing out the position. Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to a Fund.

(4) Losses may arise due to unanticipated market price movements, lack of a liquid secondary market for any particular instrument at a particular time or due to losses from premiums paid by a Fund on options transactions.

Cover. Transactions using Financial Instruments, other than purchased options, expose a Fund to an obligation to another party. A Fund will not enter into any such transactions unless it owns either (1) an offsetting (“covered”) position in securities or other options or futures contracts or (2) cash and liquid assets with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above. Each Fund will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, set aside cash or liquid assets in an account with its custodian, U.S. Bank, N.A. (“Custodian”), in the prescribed amount as determined daily. The CTS Subsidiary and MFS Subsidiary will comply with SEC guidelines regarding cover for Financial Instruments to the same extent as the Direxion Indexed Commodity Strategy Fund and Direxion Indexed Managed Futures Strategy Fund, respectively.

Assets used as cover or held in an account cannot be sold while the position in the corresponding Financial Instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of a Fund’s assets to cover or accounts could impede portfolio management or a Fund’s ability to meet redemption requests or other current obligations.

Options. The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment and general market conditions. Options that expire unexercised have no value. Options currently are traded on the Chicago Board Options Exchange® (“CBOE®”), the American Stock Exchange® (the “AMEX®”) and other exchanges, as well as the OTC markets.

By buying a call option on a security, a Fund has the right, in return for the premium paid, to buy the security underlying the option at the exercise price. By writing (selling) a call option and receiving a premium, a Fund becomes obligated during the term of the option to deliver securities underlying the option at the exercise price if the option is exercised. By buying a put option, a Fund has the right, in return for the premium, to sell the security underlying the option at the exercise price. By writing a put option, a Fund becomes obligated during the term of the option to purchase the securities underlying the option at the exercise price.

Because options premiums paid or received by a Fund are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities.

A Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, a Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, a Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit a Fund to realize profits or limit losses on an option position prior to its exercise or expiration.

Risks of Options on Securities. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between a Fund and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when a Fund purchases an OTC option, it relies on the counterparty from whom it purchased the option to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by a Fund as well as the loss of any expected benefit of the transaction.

A Fund’s ability to establish and close out positions in exchange-traded options depends on the existence of a liquid market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. There can be no assurance that a Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the counterparty, a Fund might be unable to close out an OTC option position at any time prior to its expiration.

If a Fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by a Fund could cause material losses because a Fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

Risks of Options on Currencies, Securities and Commodities. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between a Fund and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when a Fund purchases an OTC option, it relies on the counterparty from which it purchased the option to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by a Fund as well as the loss of any expected benefit of the transaction.

A Fund’s ability to establish and close out positions in exchange-traded options depends on the existence of a liquid market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. There can be no assurance that a Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the counterparty, a Fund might be unable to close out an OTC option position at any time prior to its expiration.

If a Fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by a Fund could cause material losses because a Fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

Options on Indices. An index fluctuates with changes in the market values of the securities included in the index. Options on indices give the holder the right to receive an amount of cash upon exercise of the option. Receipt of this cash amount will depend upon the closing level of the index upon which the option is based being greater than (in the case of a call) or less than (in the case of put) the exercise price of the option. Some stock index options are based on a broad market index such as the S&P 500® Index, the NYSE Composite Index or the AMEX® Major Market Index or on a narrower index such as the Philadelphia Stock Exchange Over-the-Counter Index.

Each of the exchanges has established limitations governing the maximum number of call or put options on the same index that may be bought or written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). Under these limitations, option positions of all investment companies advised by Rafferty are combined for purposes of these limits. Pursuant to these limitations, an exchange may order the liquidation of positions and may impose other sanctions or restrictions. These positions limits may restrict the number of listed options that a Fund may buy or sell.

Puts and calls on indices are similar to puts and calls on securities or futures contracts except that all settlements are in cash and gain or loss depends on changes in the index in question rather than on price movements in individual securities or futures contracts. When a Fund writes a call on an index, it receives a premium and agrees that, prior to the expiration date, the purchaser of the call, upon exercise of the call, will receive from a Fund an amount of cash if the closing level of the index upon which the call is based is greater than the exercise price of the call. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (“multiplier”), which determines the total value for each point of such difference. When a Fund buys a call on an index, it pays a premium and has the same rights to such call as are indicated above. When a Fund buys a put on an index, it pays a premium and has the right, prior to the expiration date, to require the seller of the put, upon a Fund’s exercise of the put, to deliver to a Fund an amount of cash if the closing level of the index upon which the put is based is less than the exercise price of the put, which amount of cash is determined by the multiplier, as described above for calls. When a Fund writes a put on an index, it receives a premium and the purchaser of the put has the right, prior to the expiration date, to require a Fund to deliver to it an amount of cash equal to the difference between the closing level of the index and the exercise price times the multiplier if the closing level is less than the exercise price.

Risks of Options on Indices. If a Fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, a Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

OTC Options. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows a Fund great flexibility to tailor the option to its needs, OTC options generally involve greater risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

Futures Contracts and Options on Futures Contracts. A futures contract obligates the seller to deliver (and the purchaser to take delivery of) the specified security on the expiration date of the contract. An index futures contract obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying securities in the index is made.

When a Fund writes an option on a futures contract, it becomes obligated, in return for the premium paid, to assume a position in the futures contract at a specified exercise price at any time during the term of the option. If a Fund writes a call, it assumes a short futures position. If it writes a put, it assumes a long futures position. When a Fund purchases an option on a futures contract, it acquires the right in return for the premium it pays to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put).

Whether a Fund realizes a gain or loss from futures activities depends upon movements in the underlying security or index. The extent of a Fund’s loss from an unhedged short position in futures contracts or from writing unhedged call options on futures contracts is potentially unlimited. A Fund only purchases and sells futures contracts and options on futures contracts that are traded on a U.S. exchange or board of trade.

No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract a Fund is required to deposit “initial margin” in an amount generally equal to 10% or less of the contract value. Margin also must be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to a Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, a Fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

Subsequent “variation margin” payments are made to and from the futures commission merchant daily as the value of the futures position varies, a process known as “marking-to-market.” Variation margin does not involve borrowing, but rather represents a daily settlement of a Fund’s obligations to or from a futures commission merchant. When a Fund purchases an option on a futures contract, the premium paid plus transaction costs is all that is at risk. In contrast, when a Fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If a Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

Purchasers and sellers of futures contracts and options on futures can enter into offsetting closing transactions, similar to closing transactions in options, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Positions in futures and options on futures contracts may be closed only on an exchange or board of trade that provides a secondary market. However, there can be no assurance that a liquid secondary market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract or options position.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or an option on a futures contract can vary from the previous day’s settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

If a Fund were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. A Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, a Fund would continue to be required to make daily variation margin payments and might be required to maintain cash or liquid assets in an account.

Risks of Futures Contracts and Options Thereon. The ordinary spreads between prices in the cash and futures markets (including the options on futures markets), due to differences in the natures of those markets, are subject to the following factors, which may create distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationships between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions.

Risks Associated with Commodity Futures Contracts. Commodity futures contracts are agreements pursuant to which one party agrees to purchase an asset from the other party at a price and quantity agreed-upon when the contract is made. In addition to the risks associated with futures contracts, there are certain additional risks associated with transactions in commodity futures contracts.

Storage. Unlike the financial futures markets, in the commodity futures markets there are costs of physical storage associated with purchasing the underlying commodity. The price of the commodity futures contract will reflect the storage costs of purchasing the physical commodity, including the time value of money invested in the physical commodity. To the extent that the storage costs for an underlying commodity change while a Fund is invested in futures contracts on that commodity, the value of the futures contract may change proportionately.

Reinvestment. In the commodity futures markets, producers of the underlying commodity may decide to hedge the price risk of selling the commodity by selling futures contracts today to lock in the price of the commodity at delivery tomorrow. In order to induce speculators to purchase the other side of the same futures contract, the commodity producer generally must sell the futures contract at a lower price than the expected future spot price. Conversely, if most hedgers in the futures market are purchasing futures contracts to hedge against a rise in prices, then speculators will only sell the other side of the futures contract at a higher futures price than the expected future spot price of the commodity. The changing nature of the hedgers and speculators in the commodity markets will influence whether futures prices are above or below the expected future spot price, which can have significant implications for a Fund. If the nature of hedgers and speculators in futures markets has shifted when it is time for a Fund to reinvest the proceeds of a maturing contract in a new futures contract, the Fund might reinvest at higher or lower futures prices, or choose to pursue other investments.

Other Economic Factors. The commodities which underlie commodity futures contracts may be subject to additional economic and non-economic variables, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments. These factors may have a larger impact on commodity prices and commodity-linked instruments, including futures contracts, than on traditional securities. Certain commodities are also subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of supplies of other materials. These additional variables may create additional investment risks which subject a Fund’s investments to greater volatility than investments in traditional securities.

Combined Positions. A Fund may purchase and write options in combination with each other. For example, a Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Other Investment Companies

A Fund may invest in the securities of other investment companies, including in exchange-traded funds. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, a Fund becomes a shareholder of that investment company. As a result, Fund shareholders indirectly will bear a Fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses Fund shareholders directly bear in connection with a Fund’s own operations. A Fund intends to limit investments in securities issued by other investment companies in accordance with the 1940 Act.

Real Estate Companies

A Fund may make investments in the securities of real estate companies, which are regarded as those that: (1) derive at least 50% of their revenues from the ownership, construction, financing, management or sale of commercial, industrial, or residential real estate; or (2) have at least 50% of their assets in such real estate. Such investments include common stocks (including real estate investment trust (“REIT”) shares, see “Real Estate Investment Trusts” below), rights or warrants to purchase common stocks, securities convertible into common stocks where the conversion feature represents, in Rafferty’s view, a significant element of the securities’ value, and preferred stocks.

Real Estate Investment Trusts

A Fund may make investments in REITs. REITs include equity, mortgage and hybrid REITs. Equity REITs own real estate properties, and their revenue comes principally from rent. Mortgage REITs loan money to real estate owners, and their revenue comes principally from interest earned on their mortgage loans. Hybrid REITs combine characteristics of both equity and mortgage REITs. The value of an equity REIT may be affected by changes in the value of the underlying property, while a mortgage REIT may be affected by the quality of the credit extended. The performance of both types of REITs depends upon conditions in the real estate industry, management skills and the amount of cash flow. The risks associated with REITs include defaults by borrowers, self-liquidation, failure to qualify as a pass-through entity under the federal tax law, failure to qualify as an exempt entity under the 1940 Act and the fact that REITs are not diversified.

Repurchase Agreements

A Fund may enter into repurchase agreements with banks that are members of the Federal Reserve System or securities dealers who are members of a national securities exchange or are primary dealers in U.S. government securities. Repurchase agreements generally are for a short period of time, usually less than a week. Under a repurchase agreement, a Fund purchases a U.S. government security and simultaneously agrees to sell the security back to the seller at a mutually agreed-upon future price and date, normally one day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon market interest rate during a Fund’s holding period. While the maturities of the underlying securities in repurchase agreement transactions may be more than one year, the term of each repurchase agreement always will be less than one year. Repurchase agreements with a maturity of more than seven days are considered to be illiquid investments. No Fund may enter into such a repurchase agreement if, as a result, more than 15% of the value of its net assets would then be invested in such repurchase agreements and other illiquid investments. See “Illiquid Investments and Restricted Securities” above.

A Fund will always receive, as collateral, securities whose market value, including accrued interest, at all times will be at least equal to 100% of the dollar amount invested by a Fund in each repurchase agreement. In the event of default or bankruptcy by the seller, a Fund will liquidate those securities (whose market value, including accrued interest, must be at least 100% of the amount invested by a Fund) held under the applicable repurchase agreement, which securities constitute collateral for the seller’s obligation to repurchase the security. If the seller defaults, a Fund might incur a loss if the value of the collateral securing the repurchase agreement declines and might incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy or similar proceedings are commenced with respect to the seller of the security, realization upon the collateral by a Fund may be delayed or limited.

Reverse Repurchase Agreements

A Fund may borrow by entering into reverse repurchase agreements with the same parties with whom it may enter into repurchase agreements. Under a reverse repurchase agreement, a Fund sells securities and agrees to repurchase them at a mutually agreed to price. At the time a Fund enters into a reverse repurchase agreement, it will establish and maintain a segregated account with an approved custodian containing liquid high-grade securities, marked-to-market daily, having a value not less than the repurchase price (including accrued interest). Reverse repurchase agreements involve the risk that the market value of securities retained in lieu of sale by a Fund may decline below the price of the securities a Fund has sold but is obliged to repurchase. If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce a Fund’s obligation to repurchase the securities. During that time, a Fund’s use of the proceeds of the reverse repurchase agreement effectively may be restricted. Reverse repurchase agreements create leverage, a speculative factor, and are considered borrowings for the purpose of a Fund’s limitation on borrowing.

Short Sales

A Fund may engage in short sale transactions under which a Fund sells a security it does not own. To complete such a transaction, a Fund must borrow the security to make delivery to the buyer. A Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by a Fund. Until the security is replaced, a Fund is required to pay to the lender amounts equal to any dividends that accrue during the period of the loan. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet the margin requirements, until the short position is closed out.

Until a Fund closes its short position or replaces the borrowed stock, a Fund will: (1) maintain an account containing cash or liquid assets at such a level that (a) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the stock sold short and (b) the amount deposited in the account plus the amount deposited with the broker as collateral will not be less than the market value of the stock at the time the stock was sold short; or (2) otherwise cover a Fund’s short position.

Swap Agreements

A Fund may enter into swap agreements. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

Most swap agreements entered into by a Fund calculate the obligations of the parties to the agreement on a “net basis.” Consequently, a Fund’s current obligations (or rights) under a swap agreement generally will be equal to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). Payments may be made at the conclusion of a swap agreement or periodically during its term.

Swap agreements do not involve the delivery of securities or other underlying assets. Accordingly, if a swap is entered into on a net basis, if the other party to a swap agreement defaults, a Fund’s risk of loss consists of the net amount of payments that such Fund is contractually entitled to receive, if any.

The net amount of the excess, if any, of a Fund’s obligations over its entitlements with respect to a swap agreement entered into on a net basis will be accrued daily and an amount of cash or liquid asset having an aggregate NAV at least equal to the accrued excess will be maintained in an account with the Custodian that satisfies the 1940 Act. A Fund also will establish and maintain such accounts with respect to its total obligations under any swaps that are not entered into on a net basis. Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of a Fund’s investment restriction concerning senior securities.

Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid for a Fund’s illiquid investment limitations. A Fund will not enter into any swap agreement unless Rafferty believes that the other party to the transaction is creditworthy. A Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.

A Fund may enter into a swap agreement with respect to an equity market index in circumstances where Rafferty believes that it may be more cost effective or practical than buying the securities represented by such index or a futures contract or an option on such index. The counterparty to any swap agreement will typically be a bank, investment banking firm or broker-dealer. The counterparty will generally agree to pay a Fund the amount, if any, by which the notional amount of the swap agreement would have increased in value had it been invested in the particular stocks represented in the index, plus the dividends that would have been received on those stocks. A Fund will agree to pay to the counterparty a floating rate of interest on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to a Fund on any swap agreement should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by a Fund on the notional amount.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments that are traded in the OTC market. Rafferty, under the supervision of the Board, is responsible for determining and monitoring the liquidity of Fund transactions in swap agreements.

The use of equity swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.

Unrated Debt Securities

A Fund may also invest in unrated debt securities. Unrated debt, while not necessarily lower in quality than rated securities, may not have as broad a market. Because of the size and perceived demand for the issue, among other factors, certain issuers may decide not to pay the cost of getting a rating for their bonds. The creditworthiness of the issuer, as well as any financial institution or other party responsible for payments on the security, will be analyzed to determine whether to purchase unrated bonds.

U.S. Government Securities

A Fund may invest in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities.

U.S. government securities are high-quality instruments issued or guaranteed as to principal or interest by the U.S. Treasury or by an agency or instrumentality of the U.S. government. Not all U.S. government securities are backed by the full faith and credit of the United States. Some are backed by the right of the issuer to borrow from the U.S. Treasury; others are backed by discretionary authority of the U.S. government to purchase the agencies’ obligations; while others are supported only by the credit of the instrumentality. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment.

U.S. government securities include Treasury Bills (which mature within one year of the date they are issued), Treasury Notes (which have maturities of one to ten years) and Treasury Bonds (which generally have maturities of more than 10 years). All such Treasury securities are backed by the full faith and credit of the United States.

U.S. government agencies and instrumentalities that issue or guarantee securities include the Federal Housing Administration, the Federal National Mortgage Association (“Fannie Mae©”), the Farmers Home Administration, the Export-Import Bank of the United States, the Small Business Administration, the Government National Mortgage Association (“Ginnie Mae®”), the General Services Administration, the Central Bank for Cooperatives, the Federal Home Loan Banks the Federal Home Loan Mortgage Corporation (“Freddie Mac©”), the Farm Credit Banks, the Maritime Administration, the Tennessee Valley Authority, the Resolution Funding Corporation and the Student Loan Marketing Association (“Sallie Mae©”).

In September 2008, the U.S. Treasury and the Federal Housing Finance Agency (“FHFA”) announced that Fannie Mae© and Freddie Mac® had been placed in conservatorship. Since that time, Fannie Mae© and Freddie Mac® have received significant capital support through U.S. Treasury preferred stock purchases, as well as Treasury and Federal Reserve purchases of their mortgage backed securities (“MBS”). The FHFA and the U.S. Treasury (through its agreement to purchase Fannie Mae© and Freddie Mac® preferred stock) have imposed strict limits on the size of their mortgage portfolios. While the MBS purchase programs ended in 2010, the U.S. Treasury continues its support for the entities’ capital as necessary to prevent a negative net worth through at least 2012. While the U.S. Treasury is committed to offset negative equity at Fannie Mae© and Freddie Mac® through its preferred stock purchases through 2012, no assurance can be given that any Federal Reserve, U.S. Treasury, or FHFA initiatives will ensure that Fannie Mae© and Freddie Mac® will remain successful in meeting their obligations with respect to the debt and mortgage-backed securities they issue beyond that date.

In addition, the problems faced by Fannie Mae© and Freddie Mac®, resulting in their being placed into federal conservatorship and receiving significant U.S. Government support, have sparked serious debate among federal policy makers regarding the continued role of the U.S. Government in providing liquidity for mortgage loans. The Obama Administration produced a report to Congress on February 11, 2011, outlining a proposal to wind down Fannie Mae© and Freddie Mac® by increasing their guarantee fees, reducing their conforming loan limits (the maximum amount of each loan they are authorized to purchase), and continuing progressive limits on the size of their investment portfolio. Serious discussions among policymakers continue, however, as to whether Fannie Mae© and Freddie Mac® should be nationalized, privatized, restructured, or eliminated altogether. Fannie Mae© and Freddie Mac® also are the subject of several continuing legal actions and investigations over certain accounting, disclosure or corporate governance matters, which (along with any resulting financial restatements) may continue to have an adverse effect on the guaranteeing entities. Importantly, the future of Fannie Mae© and Freddie Mac® is in question as the U.S. Government considers multiple options.

Yields on short-, intermediate- and long-term U.S. government securities are dependent on a variety of factors, including the general conditions of the money and bond markets, the size of a particular offering and the maturity of the obligation. Debt securities with longer maturities tend to produce higher capital appreciation and depreciation than obligations with shorter maturities and lower yields. The market value of U.S. government securities generally varies inversely with changes in the market interest rates. An increase in interest rates, therefore, generally would reduce the market value of a Fund’s portfolio investments in U.S. government securities, while a decline in interest rates generally would increase the market value of a Fund’s portfolio investments in these securities.

When-Issued Securities

A Fund may enter into firm commitment agreements for the purchase of securities on a specified future date. A Fund may purchase, for example, new issues of fixed-income instruments on a when-issued basis, whereby the payment obligation, or yield to maturity, or coupon rate on the instruments may not be fixed at the time of transaction. A Fund will not purchase securities on a when-issued basis if, as a result, more than 15% of its net assets would be so invested. If a Fund enters into a firm commitment agreement, liability for the purchase price and the rights and risks of ownership of the security accrue to a Fund at the time it becomes obligated to purchase such security, although delivery and payment occur at a later date. Accordingly, if the market price of the security should decline, the effect of such an agreement would be to obligate a Fund to purchase the security at a price above the current market price on the date of delivery and payment. During the time a Fund is obligated to purchase such a security, it will be required to segregate assets with an approved custodian in an amount sufficient to settle the transaction.

Zero-Coupon, Payment-In-Kind and Strip Securities

A Fund may invest in zero-coupon, payment-in-kind and strip securities of any rating or maturity. Zero-coupon securities make no periodic interest payment but are sold at a deep discount from their face value, otherwise known as “original issue discount” or “OID.” The buyer earns a rate of return determined by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date. The discount varies depending on the time remaining until maturity, as well as market interest rates, liquidity of the security, and the issuer’s perceived credit quality. If the issuer defaults, a Fund may not receive any return on its investment. Because zero-coupon securities bear no interest and compound semi-annually at the rate fixed at the time of issuance, their value generally is more volatile than the value of other fixed-income securities. Since zero-coupon securityholders do not receive interest payments, when interest rates rise, zero-coupon securities fall more dramatically in value than securities paying interest on a current basis. When interest rates fall, zero-coupon securities rise more rapidly in value because the securities reflect a fixed rate of return. Payment-in-kind securities allow the issuer, at its option, to make current interest payments either in cash or in additional debt obligations of the issuer. Both zero-coupon securities and payment-in-kind securities allow an issuer to avoid the need to generate cash to meet current interest payments.

An investment in zero-coupon securities and delayed interest securities (which do not make interest payments until after a specified time) may cause a Fund to recognize income and be required to make distributions thereof to shareholders before it receives any cash payments on its investment.

Moreover, even though payment-in-kind securities do not pay current interest in cash, a Fund nonetheless is required to accrue interest income on these investments and to distribute the interest income at least annually to shareholders. See “Dividends, Other Distributions and Taxes – Income From Zero Coupon and Payment-In-Kind Securities.” Thus, a Fund could be required at times to liquidate other investments to satisfy distribution requirements. A Fund may also invest in strips, which are debt securities whose interest coupons are taken out and traded separately after the securities are issued but otherwise are comparable to zero-coupon securities. Like zero-coupon securities and payment-in-kind securities, strips are generally more sensitive to interest rate fluctuations than interest paying securities of comparable term and quality.

Other Investment Risks and Practices

Borrowing. A Fund may borrow money to facilitate management of a Fund’s portfolio by enabling a Fund to meet redemption requests when the liquidation of portfolio instruments would be inconvenient or disadvantageous. Such borrowing is not for investment purposes and will be repaid by the borrowing Fund promptly.

As required by the 1940 Act, a Fund must maintain continuous asset coverage (total assets, including assets acquired with borrowed funds, less liabilities exclusive of borrowings) of 300% of all amounts borrowed. If at any time the value of the required asset coverage declines as a result of market fluctuations or other reasons, a Fund may be required to sell some of its portfolio investments within three days to reduce the amount of its borrowings and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell portfolio instruments at that time. The CTS Subsidiary and MFS Subsidiary will comply with these asset coverage requirements to the same extent as the Direxion Indexed Commodity Strategy Fund and Direxion Indexed Managed Futures Strategy Fund, respectively.

Borrowing (Direxion Indexed Commodity Strategy Fund and Direxion Indexed Managed Futures Strategy Fund). The Fund may borrow money for investment purposes, which is a form of leveraging. Leveraging investments, by purchasing securities with borrowed money, is a speculative technique that increases investment risk while increasing investment opportunity. Leverage will magnify changes in the Fund’s NAV and on the Fund’s investments. Although the principal of such borrowings will be fixed, the Fund’s assets may change in value during the time the borrowing is outstanding. Leverage also creates interest expenses for the Fund. To the extent the income derived from securities purchased with borrowed funds exceeds the interest the Fund will have to pay, the Fund’s net income will be greater that it would be if leverage were not used. Conversely, if the income from the assets obtained with borrowed funds is not sufficient to cover the cost of leveraging, the net income of the Fund will be less than it would be if leverage were not used, and therefore the amount available for distribution to shareholders as dividends will be reduced. The use of derivatives in connection with leverage creates the potential for significant loss.

Lending Portfolio Securities. Each Fund may lend portfolio securities with a value not exceeding 33 1/3% of its total assets to brokers, dealers, and financial institutions. Borrowers are required continuously to secure their obligations to return securities on loan from a Fund by depositing any combination of short-term government securities and cash as collateral with a Fund. The collateral must be equal to at least 100% of the market value of the loaned securities, which will be marked to market daily. While a Fund’s portfolio securities are on loan, a Fund continues to receive interest on the securities loaned and simultaneously earns either interest on the investment of the collateral or fee income if the loan is otherwise collateralized. A Fund may invest the interest received and the collateral, thereby earning additional income. Loans would be subject to termination by the lending Fund on a four-business days notice or by the borrower on a one-day notice. Borrowed securities must be returned when the loan is terminated. Any gain or loss in the market price of the borrowed securities that occurs during the term of the loan inures to the lending Fund and that Fund’s shareholders. A lending Fund may pay reasonable finders, borrowers, administrative and custodial fees in connection with a loan. Each Fund currently has no intention of lending its portfolio securities.

Portfolio Turnover. The Trust anticipates that each Fund’s annual portfolio turnover will vary. A Fund’s portfolio turnover rate is calculated by the value of the securities purchased or securities sold, excluding all securities whose maturities at the time of acquisition were one year or less, divided by the average monthly value of such securities owned during the year. Based on this calculation, instruments with remaining maturities of less than one year are excluded from the portfolio turnover rate. Such instruments generally would include futures contracts and options, since such contracts generally have a remaining maturity of less than one year. In any given period, all of a Fund’s investments may have a remaining maturity of less than one year; in that case, the portfolio turnover rate for that period would be equal to zero. However, each Fund’s portfolio turnover rate, calculated with all securities whose maturities were one year or less is anticipated to be unusually high.

High portfolio turnover involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales also may result in adverse tax consequences to a Fund’s shareholders from the Fund’s distributions to them of any net capital gains recognized as a result of the sales. The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s after-tax performance.

Risk of Tracking Error

Several factors may affect the ability of the Direxion Indexed Commodity Strategy Fund, Direxion Indexed Managed Futures Strategy Fund and the Direxion Currency Trends Strategy Plus Fund to correlate to the performance of their benchmark indices. Among these factors are: (1) Fund expenses, including brokerage expenses and commissions (which may be increased by high portfolio turnover); (2) less than all of the securities in the target index being held by a Fund and securities not included in the target index being held by a Fund; (3) an imperfect correlation between the performance of instruments held by a Fund, such as futures contracts and options, and the performance of the underlying securities in the cash market comprising an index; (4) bid-ask spreads (the effect of which may be increased by portfolio turnover); (5) a Fund holding instruments that are illiquid or the market for which becomes disrupted; (6) the need to conform a Fund’s portfolio holdings to comply with that Fund’s investment restrictions or policies, or regulatory or tax law requirements; and (7) market movements that run counter to a leveraged Fund’s investments (which will cause divergence between a Fund and its target index over time due to the mathematical effects of leveraging).

While index futures and options contracts closely correlate with the applicable indices over long periods, shorter-term deviation, such as on a daily basis, does occur with these instruments. As a result, a Fund’s short-term performance will reflect such deviation from its target index.

Intra-Calendar Month Investments

The Direxion Currency Trends Strategy Plus Fund (the “Currency Fund”) seeks calendar month leveraged investment results which should not be equated with seeking a leveraged goal for shorter than a calendar month. Thus, an investor who purchases shares on a day other than the last business day of a calendar month will likely have more, or less, than 150% leveraged investment exposure to the target index, depending upon the movement of the target index from the end of the prior calendar month until the point of purchase. If the target index rises, but does not cause the Currency Fund to rebalance its portfolio pursuant to its strategic overlay, the investor will receive exposure to the target index less than 150%. Conversely, if the target index moves declines, but does not cause the Currency Fund to rebalance its portfolio pursuant to its strategic overlay, the investor will receive exposure to the target index greater than 150%. The Funds’ prospectus provides a detailed discussion of such risk.

Negative Implications of Monthly Goals in Volatile Markets

The Currency Fund seeks to provide a return which is a multiple of the calendar month performance of its benchmark. The Currency Fund does not attempt to, and the Currency Fund should not be expected to, provide returns which are a multiple of the return of the benchmark for periods longer than a single month. The Currency Fund repositions its portfolio on the last business day of a given calendar month, increasing exposure in response to that calendar month’s gains or reducing exposure in response to that calendar month’s losses. If a decline in the Currency Fund’s index reduces the amount of a shareholder’s investment, any further decline in the index will lead to a smaller dollar loss because the shareholder’s investment had already been reduced by the prior decline. Equally, however, if a rise in the Currency Fund’s index increases the amount of a shareholder’s investment, the dollar amount lost due to future declines in the index will increase correspondingly.

Additionally, the Currency Fund utilizes a strategic overlay to maintain the Fund’s exposure to its benchmark between 145% and 155%. If intra-month market fluctuations cause the Currency Fund’s exposure to its target index to exceed 155% or fall below 145%, the Currency Fund will rebalance its portfolio to ensure its exposure to its target index is repositioned to 150%.

Although the strategic overlay utilized by the Currency Fund is intended to minimize the effect of market volatility on its performance, its monthly repositioning nonetheless will impair the Currency Fund’s performance if its target index experiences volatility. For instance, it would be expected to lose 1.34% if its index were flat over a hypothetical one year period during which its index experienced annualized volatility of 15%. If the index’s annualized volatility were to rise to 40%, the hypothetical loss for a one year period would widen to approximately 7.79%. An index’s volatility rate is a statistical measure of the magnitude of fluctuations in the returns of an index.

Special Note Regarding the Correlation Risks of the Currency Fund. As discussed in the Prospectus, the Currency Fund is “leveraged” in the sense that each has an investment objective to match a multiple of the performance of an index in a given month. The Currency Fund is subject to all of the correlation risks described in the Prospectus. In addition, there is a special form of correlation risk that derives from the Currency Fund’s use of leverage, which is that for periods greater than one calendar month, the use of leverage tends to cause the performance of the Currency Fund to be either greater than, or less than, the index performance times the stated multiple in the fund objective.

The Currency Fund’s return for periods longer than one calendar month is primarily a function of the following:

a) index performance;

b) index volatility;

c) financing rates associated with leverage;

d) other fund expenses;

e) dividends paid by companies in the index; and

f) period of time.

INVESTMENT RESTRICTIONS

In addition to the investment policies and limitations described above and described in the Prospectus, the Trust, on behalf of each Fund has adopted the following investment limitations, which are fundamental policies and may not be changed without the vote of a majority of the outstanding voting securities of that Fund. Under the 1940 Act, a “vote of the majority of the outstanding voting securities” of a Fund means the affirmative vote of the lesser of: (1) more than 50% of the outstanding shares of a Fund; or (2) 67% or more of the shares of a Fund present at a shareholders’ meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

For purposes of the following limitations, all percentage limitations apply immediately after a purchase or initial investment. Except with respect to borrowing money, if a percentage limitation is adhered to at the time of the investment, a later increase or decrease in the percentage resulting from any change in value or net assets will not result in a violation of such restrictions. If at any time a Fund’s borrowings exceed its limitations due to a decline in net assets, such borrowings will be reduced promptly to the extent necessary to comply with the limitation.

To the extent applicable, each Subsidiary is subject to the same fundamental and non-fundamental investment restrictions as the Direxion Indexed Commodity Strategy Fund and the Direxion Indexed Managed Futures Strategy Fund.

Direxion Indexed Commodity Strategy Fund and Direxion Indexed Managed Futures Strategy Fund

Each Fund shall not:

1.	Lend any security or make any other loan if, as a result, more than 33 1/3% of the value of the Fund’s total assets would be lent to other parties, except (1) through the purchase of a portion of an issue of debt securities in accordance with the Fund’s investment objective, policies and limitations; or (2) by engaging in repurchase agreements with respect to portfolio securities.

2.	Underwrite securities of any other issuer.

3.	Purchase, hold, or deal in real estate or oil and gas interests.

4.	Pledge, mortgage, or hypothecate the Fund’s assets, except (1) to the extent necessary to secure permitted borrowings; (2) in connection with the purchase of securities on a forward-commitment or delayed-delivery basis or the sale of securities on a delayed-delivery basis; and (3) in connection with options, futures contracts, options on futures contracts, forward contracts, swaps, caps, floors, collars and other financial instruments.

5.	Invest in physical commodities, except that the Fund may purchase and sell foreign currency, options, futures contracts, options on futures contracts, forward contracts, swaps, caps, floors, collars, securities on a forward-commitment or delayed-delivery basis, and other financial instruments.

6.	Issue any “senior security” (as such term is defined in Section 18(f) of the 1940 Act) (including the amount of senior securities issued by excluding liabilities and indebtedness not constituting senior securities), except (1) that the Fund may issue senior securities in connection with transactions in options, futures, options on futures and forward contracts, swaps, caps, floors, collars and other similar investments; (2) as otherwise permitted herein and in Limitation 4 above and 7 below; and (3) the Fund may make short sales of securities.

7.	Borrow money, except (1) to the extent permitted under the 1940 Act (which currently limits borrowing to no more than 33 1/3% of the value of the Fund’s total assets); (2) to enter into reverse repurchase agreements; or (3) to lend portfolio securities. For purposes of this investment limitation, the purchase or sale of options, futures contracts, options on futures contracts, forward contracts, swaps, caps, floors, collars and other financial instruments shall not constitute borrowing.

8.	Invest more than 25% of the value of its net assets in the securities of issuers in any single industry, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

Direxion Currency Trends Strategy Plus Fund, Direxion/Wilshire Dynamic Fund and Direxion Long/Short Global IPO Fund

A Fund shall not:

1.	Make loans, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

2.	Underwrite securities issued by others, except to the extent that a Fund may be considered an underwriter within the meaning of the 1933 Act in the disposition of restricted securities or other investment company securities.

3.	Purchase, hold, or deal in real estate or oil and gas interests.

4.	Purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent a Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), and options on financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts and other financial instruments.

5.	Issue senior securities, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

6.	Borrow money, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

7.	Purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, 25% or more of the Fund’s total assets would be invested in the securities of companies whose principal business activities are in the same industry.

Each Fund has adopted the following fundamental investment policy that enables it to invest in another investment company or series thereof that has substantially similar investment objectives and policies:

Notwithstanding any other limitation, a Fund may invest all of its investable assets in an open-end management investment company with substantially the same investment objectives, policies and limitations as a Fund. For this purpose, “all of a Fund’s investable assets” means that the only investment securities that will be held by the Fund will be the Fund’s interest in the investment company.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to the general supervision by the Trustees, Rafferty is responsible for decisions to buy and sell securities for each Fund, the selection of broker-dealers to effect the transactions, and the negotiation of brokerage commissions, if any. Rafferty expects that a Fund may execute brokerage or other agency transactions through registered broker-dealers, for a commission, in conformity with the 1940 Act, the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

When selecting a broker or dealer to execute portfolio transactions, Rafferty considers many factors, including the rate of commission or the size of the broker-dealer’s “spread,” the size and difficulty of the order, the nature of the market for the security, operational capabilities of the broker-dealer and the research, statistical and economic data furnished by the broker-dealer to Rafferty.

In effecting portfolio transactions for a Fund, Rafferty seeks to receive the closing prices of securities that are in line with those of the securities included in the applicable index and seeks to execute trades of such securities at the lowest commission rate reasonably available. With respect to agency transactions, Rafferty may execute trades at a higher rate of commission if reasonable in relation to brokerage and research services provided to a Fund or Rafferty. Such services may include the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; wire services; and appraisals or evaluations of portfolio securities. Each Fund believes that the requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude a Fund and Rafferty from obtaining a high quality of brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, Rafferty relies upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction.

Rafferty may use research and services provided to it by brokers in servicing all Funds; however, not all such services may be used by Rafferty in connection with a Fund. While the receipt of such information and services is useful in varying degrees and generally would reduce the amount of research or services otherwise performed by Rafferty, this information and these services are of indeterminable value and would not reduce Rafferty’s investment advisory fee to be paid by a Fund.

Purchases and sales of U.S. government securities normally are transacted through issuers, underwriters or major dealers in U.S. government securities acting as principals. Such transactions are made on a net basis and do not involve payment of brokerage commissions. The cost of securities purchased from an underwriter usually includes a commission paid by the issuer to the underwriters; transactions with dealers normally reflect the spread between bid and asked prices.

Aggregate brokerage commissions paid by each Fund for the fiscal periods shown are set forth in the tables below.

Direxion Indexed Commodity Strategy Fund	Brokerage Fees Paid
Year Ended October 31, 2011	$150,292
Year Ended October 31, 2010	$0	(2)
May 1, 2009 to October 31, 2009(1)	$0	(2)

(1)	As of May 1, 2009, the Direxion Indexed Commodity Strategy Fund changed its fiscal year end from April 30 to October 31 effective with the sixth-month period ending October 31, 2009.
(2)

Because the Direxion Indexed Commodity Strategy Fund invests in the Subsidiary, brokerage commissions paid by the Fund totaled $0. Aggregate brokerage commissions for the Subsidiary for the fiscal year ended October 31, 2010 was $0, and for the fiscal periods May 1, 2009 to October 31, 2009, and June 10, 2008 to April 30, 2009 were $0 and $43.00, respectively.

Direxion Currency Trends Strategy Plus Fund	Brokerage Fees Paid
Year Ended October 31, 2011	$0
Year Ended October 31, 2010	$0
March 2, 2009 - October 31, 2009	$0

Direxion/Wilshire Dynamic Fund	Brokerage Fees Paid
Year Ended October 31, 2011	$11,530
Year Ended October 31, 2010	$6,206
March 2, 2009 - October 31, 2009	$6,577

Direxion Long/Short Global IPO Fund	Brokerage Fees Paid
Year Ended October 31, 2011	$67,424
March 1, 2010 to October 31, 2010	$18,193

No brokerage commissions are provided for the Direxion Indexed Managed Futures Strategy Fund because it had not commenced operations prior to the date of this SAI.

PORTFOLIO HOLDINGS INFORMATION

The Trust maintains portfolio holdings disclosure policies that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding a Fund’s portfolio investments to ensure that such disclosure is in the best interests of a Fund’s shareholders. In adopting the policies, the Board considered actual and potential material conflicts that could arise between the interest of Fund shareholders, the Adviser, distributor, or any other affiliated person of a Fund. Disclosure of a Fund’s complete holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q. These reports are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov.

From time to time, rating and ranking organizations such as S&P® and Morningstar, Inc. may request complete portfolio holdings information in connection with rating a Fund. Similarly, pension plan sponsors, consultants and/or other financial institutions may request a complete list of portfolio holdings in order to assess the risks of a Fund’s portfolio along with related performance attribution statistics. The Trust believes that these third parties have legitimate objectives in requesting such portfolio holdings information. To prevent such parties from potentially misusing the complete portfolio holdings information, a Fund will generally only disclose such information as of the end of the most recent calendar quarter, with a lag of approximately 60 days. In addition, a Fund’s President or Chief Compliance Officer may grant exceptions to permit additional disclosure of the complete portfolio holdings information at differing times and with differing lag times to rating agencies and to the parties noted above, provided that (1) the recipient is subject to a confidentiality agreement; (2) the recipient will utilize the information to reach certain conclusions about the investment management characteristics of a Fund and will not use the information to facilitate or assist in any investment program; and (3) the recipient will not provide access to third parties to this information. The Chief Compliance Officer shall report any disclosures made pursuant to this exception to the Board.

In addition, a Fund’s service providers, such as custodian, administrator, transfer agent, distributor, legal counsel and independent registered public accounting firm may receive portfolio holdings information in connection with their services to a Fund. In no event shall the Advisers, their affiliates or employees, or a Fund receive any direct or indirect compensation in connection with the disclosure of information about a Fund’s portfolio holdings.

In the event a portfolio holdings disclosure made pursuant to the policies presents a conflict of interest between a Fund’s shareholders and Rafferty, the distributor and their affiliates or employees and any affiliated person of a Fund, the disclosure will not be made unless a majority of the Independent Trustees approves such disclosure.

MANAGEMENT OF THE TRUST

The Board of Trustees

The Trust is governed by its Board of Trustees. The Board is responsible for and oversees the overall management and operations of the Trust and the Funds, which includes the general oversight and review of the Funds’ investment activities, in accordance with federal law and the law of the Commonwealth of Massachusetts, as well as the stated policies of the Funds. The Board oversees the Trust’s officers and service providers, including Rafferty, which is responsible for the management of the day-to-day operations of the Funds based on policies and agreements reviewed and approved by the Board. In carrying out these responsibilities, the Board regularly interacts with and receives reports from senior personnel of service providers, including personnel from Rafferty, U.S. Bancorp Fund Services, LLC (“USBFS”) and Alaric Compliance Services, LLC (“Alaric”), and the Trust’s Chief Compliance Officer (“CCO”). The Board also is assisted by the Trust’s independent auditor (who reports directly to the Trust’s Audit Committee), independent counsel and other professionals as appropriate.

Risk Oversight

Consistent with its responsibility for oversight of the Trust and the Funds, the Board oversees the management of risks relating to the administration and operation of the Trust and the Funds. Rafferty, as part of its responsibilities for the day-to-day operations of the Funds, is responsible for day-to-day risk management for the Funds. The Board, in the exercise of its reasonable business judgment performs its risk management oversight directly and, as to certain matters, through its committees (described below) and through the Independent Trustees. The following provides an overview of the principal, but not all, aspects of the Board’s oversight of risk management for the Trust and the Funds.

The Board has adopted, and periodically reviews, policies and procedures designed to address risks to the Trust and the Funds. In addition, under the general oversight of the Board, Rafferty and other service providers to the Funds have themselves adopted a variety of policies, procedures and controls designed to address particular risks to the Funds. Different processes, procedures and controls are employed with respect to different types of risks.

The Board also oversees risk management for the Trust and the Funds through review of regular reports, presentations and other information from officers of the Trust and other persons. The CCO and senior officers of Rafferty, USBFS and Alaric regularly report to the Board on a range of matters, including those relating to risk management. The Board also regularly receives reports from Rafferty and USBFS with respect to the Funds’ investments. In addition to regular reports from these parties, the Board also receives reports regarding other service providers to the Trust, either directly or through Rafferty, USBFS, Alaric or the CCO, on a periodic or regular basis. At least annually, the Board receives a report from the CCO regarding the effectiveness of the Funds’ compliance program. Also, on an annual basis, the Board receives reports, presentations and other information from Rafferty in connection with the Board’s consideration of the renewal of each of the Trust’s agreements with Rafferty and the Trust’s distribution plan under Rule 12b-1 under the 1940 Act.

The CCO also reports regularly to the Board on Fund valuation matters. In addition, the Audit Committee receives regular reports from the Trust’s independent registered public accounting firm on internal control and financial reporting matters. On at least a quarterly basis, the Independent Trustees meet with the CCO to discuss matters relating to the Funds’ compliance program.

Board Structure and Related Matters

Board members who are not “interested persons” of the Funds as defined in Section 2(a)(19) of the 1940 Act (“Independent Trustees”) constitute three-quarters of the Board. The Trustees discharge their responsibilities collectively as a Board, as well as through Board committees, each of which operates pursuant to a charter approved by the Board that delineates the specific responsibilities of that committee. The Board has established three standing committees: the Audit Committee, the Nominating Committee and the Qualified Legal Compliance Committee. For example, the Audit Committee is responsible for specific matters related to oversight of the Fund’s independent auditors, subject to approval of the Audit Committee’s recommendations by the Board. The members and responsibilities of each Board committee are summarized below.

The Board periodically evaluates its structure and composition as well as various aspects of its operations. The Chairman of the Board is not an Independent Trustee and the Board has chosen not to have a lead Independent Trustee. However, the Board believes that its leadership structure, including its Independent Trustees and Board committees, is appropriate for the Trust in light of, among other factors, the asset size and nature of the Funds the number of Funds overseen by the Board, the arrangements for the conduct of the Funds’ operations, the number of Trustees, and the Board’s responsibilities. On an annual basis, the Board conducts a self-evaluation that considers, among other matters, whether the Board and its committees are functioning effectively and whether, given the size and composition of the Board and each of its committees, the Trustees are able to oversee effectively the number of Funds in the complex.

The Trust is part of the Direxion Family of Investment Companies, which is comprised of the 1 portfolio within the Direxion Insurance Trust, 28 portfolios within the Direxion Funds and 134 portfolios within Direxion Shares ETF Trust. The same persons who constitute the Board also constitute the board of trustees of the Direxion Funds. In addition, the Independent Trustees constitute three-quarters of the board of trustees of the Direxion Shares ETF Trust.

The Board holds four regularly scheduled in-person meetings each year. The Board may hold special meetings, as needed, either in person or by telephone, to address matters arising between regular meetings. During a portion of each in-person meeting, the Independent Trustees meet outside of management’s presence. The Independent Trustees may hold special meetings, as needed, either in person or by telephone.

The Trustees of the Trust are identified in the tables below, which provide information regarding their age, business address and principal occupation during the past five years including any affiliation with Rafferty, the length of service to the Trust, and the position, if any, that they hold on the board of directors of companies other than the Trust as of December 31, 2011. Each of the non-interested Trustees of the Trust also serve on the Board of the Direxion Funds and Direxion Shares ETF Trust, the other registered investment companies in the Direxion mutual fund complex. In addition, Mr. Rafferty serves on the Board of the Direxion Funds. Unless otherwise noted, an individual’s business address is 33 Whitehall Street, 10th Floor, New York, New York 10004.

Interested Trustees

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Direxion Family of Investment Companies Overseen by Trustee(2)	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
Lawrence C. Rafferty(1) Age: 69	Chairman of the Board of Trustees	Lifetime of Trust until removal or resignation; Since 1997	Chairman and Chief Executive Officer of Rafferty, 1997-present; Chief Executive Officer of Rafferty Companies, LLC, 1996-present; Chief Executive Officer of Rafferty Capital Markets, Inc., 1995-present.	29	Board of Trustees, Fairfield University; Board of Directors, St. Vincent’s Services; Executive Committee, Metropolitan Golf Association

Non-Interested Trustees

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Direxion Family of Investment Companies Overseen by Trustee(2)	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
Daniel J. Byrne Age: 67	Trustee	Lifetime of Trust until removal or resignation; Since 1997	President and Chief Executive Officer of Byrne Securities Florida Inc. (formerly, Byrne Securities Inc.), 1992-present.	163	None.
Gerald E. Shanley III Age: 68	Trustee	Lifetime of Trust until removal or resignation; Since 1997	Retired, Since 2002; Business Consultant, 1985-present; Trustee of Trust Under Will of Charles S. Payson, 1987-present; C.P.A., 1979-present.	163	None.
John Weisser Age: 70	Trustee	Lifetime of Trust until removal or resignation; Since 2007	Retired, Since 1995; Salomon Brothers, Inc, 1971-1995, most recently as Managing Director.	163	Director, Eclipse Funds (2 Funds), Eclipse Funds, Inc. (1 Fund); Director, The MainStay Funds Trust (28 Funds), The MainStay Funds (14 Funds), MainStay VP Fund Series (28 Funds).

(1)	Mr. Rafferty is affiliated with Rafferty. Mr. Rafferty is the Chairman and Chief Executive Officer of Rafferty and owns a beneficial interest in Rafferty.

(2)

The Direxion Family of Investment Companies consists of the Direxion Funds which currently offers for sale to the public 28 portfolios, the Direxion Insurance Trust which currently offers for sale 1 portfolio and the Direxion Shares ETF Trust which currently offers for sale to the public 55 of the 134 funds currently registered with the SEC.

In addition to the information set forth in the tables above and other relevant qualifications, experience, attributes or skills applicable to a particular Trustee, the following provides further information about the qualifications and experience of each Trustee.

Daniel J. Byrne: Mr. Byrne has extensive financial services and business experience as an executive at a securities broker-dealer firm, a partner in a hedge fund, and president and chief executive officer of a private corporation. He has served as a director of a civic organization. He also has multiple years of service as a Trustee.

Lawrence C. Rafferty: Mr. Rafferty has extensive experience in financial services businesses, including as chairman and chief executive officer of Rafferty. He has served on the boards of both a private university and a childcare agency. He also has multiple years of service as a Trustee.

Gerald E. Shanley III: Mr. Shanley has audit experience and spent ten years in the tax practice of an international public accounting firm. He is a certified public accountant and has a JD degree. He has extensive business experience as the president of a closely held manufacturing company, a director of several closely held companies, a business and tax consultant and a trustee of a private investment trust. He has served on the boards of several charitable and not for profit organizations. He also has multiple years of service as a Trustee.

John Weisser: Mr. Weisser has extensive experience in the investment management business, including as managing director of an investment bank and a director of other registered investment companies. He also has multiple years of service as a Trustee.

Board Committees

The Trust has an Audit Committee, consisting of Messrs. Weisser, Byrne and Shanley. The members of the Audit Committee are not “interested” persons of the Trust (as defined in the 1940 Act). The primary responsibilities of the Trust’s Audit Committee are, as set forth in its charter, to make recommendations to the Board Members as to: the engagement or discharge of the Trust’s independent registered public accounting firm (including the audit fees charged by the auditors); the supervision of investigations into matters relating to audit matters; the review with the independent registered public accounting firm of the results of audits; and addressing any other matters regarding audits. The Audit Committee met four times during the Funds’ most recent fiscal year.

The Trust also has a Nominating Committee, consisting of Messrs. Weisser, Byrne and Shanley, each of whom is a disinterested member of the Board. The primary responsibilities of the nominating committee are to make recommendations to the Board on issues related to the composition and operation of the Board, and communicate with management on those issues. The Nominating Committee also evaluates and nominates Board member candidates. The Nominating Committee will consider nominees recommended by shareholders. Such recommendations should be in writing and addressed to a Fund with attention to the Nominating Committee Chair. The recommendations must include the following Preliminary Information regarding the nominee: (1) name; (2) date of birth; (3) education; (4) business professional or other relevant experience and areas of expertise; (5) current business and home addresses and contact information; (6) other board positions or prior experience; and (7) any knowledge and experience relating to investment companies and investment company governance. The Nominating Committee did not meet during the Trust’s most recent fiscal year.

The Trust has a Qualified Legal Compliance Committee, consisting of Messrs. Weisser, Byrne and Shanley. The members of the Qualified Legal Compliance Committee are not “interested” persons (as defined in the 1940 Act) of the Trust. The primary responsibility of the Trust’s Qualified Legal Compliance Committee is to receive, review and take appropriate action with respect to any report (“Report”) made or referred to the Committee by an attorney of evidence of a material violation of applicable federal or state securities law, material breach of a fiduciary duty under federal or state law or a similar material violation by the Trust or by any officer, director, employee or agent of the Trust. The Qualified Legal Compliance Committee did not meet during the Trust’s most recent fiscal year.

Principal Officers of the Trust

The officers of the Trust conduct and supervise its daily business. Unless otherwise noted, an individual’s business address is 33 Whitehall Street, 10th Floor, New York, New York 10004. As of the date of this SAI, the officers of the Trust, their ages, their business address and their principal occupations during the past five years are as follows:

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in the Direxion Family of Investment Companies Overseen by Trustee(2)	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
Daniel D. O’Neill(1) Age: 43	President	One Year; Since 1999	Managing Director of Rafferty, 1999-present.	134	N/A
	Chief Operating Officer	One Year; Since 2006
Patrick J. Rudnick Age: 38	Principal Financial Officer and Treasurer	One Year; Since 2010	Vice President, U.S. Bancorp Fund Services, LLC (“USBFS”), since 2006; formerly, Manager, PricewaterhouseCoopers LLP (1999-2006).	N/A	N/A
Christopher Lewis Age: 41	Chief Compliance Officer	One Year; Since 2009	Director, Alaric Compliance Services, LLC, 2009 – present; Partner, Thacher Proffitt & Wood LLP, 2004-2008; Partner, Simmons & Simmons, 2002-2004.	N/A	N/A
Angela Brickl Age: 35	Secretary	One Year; Since 2011	Vice President, Rafferty Asset Management, LLC, since October 2010; Summer Associate at Skadden, Arps, Slate, Meagher & Flom, LLP, May – Aug 2009; Summer Associate at Foley & Lardner, LLP May – August 2008; Vice President USBFS November 2003 – August 2007.	N/A	N/A
(1)	Mr. O’Neill serves as Chairman of the Board of Trustees of the Direxion Shares ETF Trust.
(2)	The Direxion Family of Investment Companies consists of the Direxion Funds which currently offers for sale to the public 28 portfolios, the Direxion Insurance Trust which currently offers for sale 1 portfolio and the Direxion Shares ETF Trust which currently offers for sale to the public 55 of the 134 funds currently registered with the SEC.

The following table shows the amount of equity securities owned in each Fund and the Direxion Family of Investment Companies by the Trustees as of the calendar year ended December 31, 2011.

Dollar Range of Equity Securities Owned:	Interested Trustees:	Disinterested Trustees:
	Lawrence C. Rafferty	Daniel J. Byrne	Gerald E. Shanley III	John Weisser
Direxion Indexed Commodity Strategy Fund	$0	$0	$0	$0
Direxion Currency Trends Strategy Plus Fund	$0	$0	$0	$0
Direxion Wilshire Dynamic Fund	$0	$0	$0	$0
Direxion Long/Short Global IPO Fund	$1 - $10,000	$0	$0	$0
Aggregate Dollar Range of Equity Securities in the Direxion Family of Investment Companies(1)	$1 - $10,000	$0	$0	$0

(1)

The Direxion Family of Investment Companies consists of the Direxion Funds which currently offers for sale to the public 28 portfolios, the Direxion Insurance Trust which currently offers for sale 1 portfolio and the Direxion Shares ETF Trust which currently offers for sale to the public 55 of the 134 funds currently registered with the SEC.

The Trust’s Declaration of Trust provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law. However, they are not protected against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office.

No officer, director or employee of Rafferty receives any compensation from the Trust for acting as a Trustee or officer of the Trust.

The following tables the compensation earned by each Trustee for the Trust’s fiscal year ended October 31, 2011.

	Aggregate Compensation From the:				Pension or Retirement		Aggregate Compensation
Name of Person, Position	Direxion Indexed Commodity Strategy Fund	Direxion Currency Trends Strategy Plus Fund	Direxion/Wilshire Dynamic Fund	Direxion Long/Short Global IPO Fund	Benefits Accrued As Part of the Trust’s Expenses	Estimated Annual Benefits Upon Retirement	From the Direxion Family of Investment Companies Paid to the Trustees(1)
Interested Trustees
Lawrence C. Rafferty	$0	$0	$0		$0	$0	$0
Disinterested Trustees
Daniel J. Byrne	$793	$793	$793	$793	$0	$0	$95,000
Gerald E. Shanley III	$793	$793	$793	$793	$0	$0	$95,000
John Weisser	$793	$793	$793	$793	$0	$0	$95,000

(1)	For the fiscal year ending October 31, 2011, trustees’ fees and expenses in the amount of $77,250 were incurred by the Trust.

The Direxion Indexed Managed Futures Strategy Fund had not commenced operations prior to the date of this SAI, therefore, no compensation was paid to Trustees by the Fund.

Principal Shareholders, Control Persons and Management Ownership

A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of a Fund. A control person is a shareholder that owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control. Shareholders owning voting securities in excess of 25% may determine the outcome of any matter affecting and voted on by shareholders of a Fund. As of January 3, 2012, the following shareholders were considered to be either a control person or principal shareholder of each Fund:

Direxion Indexed Commodity Strategy Fund –Class A

Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
National Financial Services Corp. One World Financial Center 200 Liberty Street, Floor 5 New York, NY 10281-1003	Fidelity Management & Research Co.	DE	23.83%	Record
Charles Schwab & Co. Inc. 101 Montgomery Street San Francisco, CA 94104-4151	N/A	N/A	20.53%	Record
LPL Financial Services 9785 Towne Center Drive San Diego, CA 9212-1968	N/A	N/A	6.27%	Record
TD Ameritrade Inc. P.O. Box 2226 Omaha, NE 68103-2226	N/A	N/A	5.36%	Record

Direxion Indexed Commodity Strategy Fund – Institutional Class

Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
Merrill Lynch Pierce Fenner & Smith 4800 Deer Lake Drive East Jacksonville, FL 32246-6484	N/A	N/A	9.98%	Record

Direxion Indexed Commodity Strategy Fund - Class C - None

Direxion Currency Trends Strategy Plus Fund –Class A

Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
Credit Suisse Capital LLC 11 Madison Avenue New York, NY 10010-3643	N/A	N/A	21.81%	Record

Charles Schwab & Co. Inc. 101 Montgomery Street San Francisco, CA 94104-4151	N/A	N/A	14.59%	Record

National Financial Services Corp. One World Financial Center 200 Liberty Street, Floor 5 New York, NY 10281-1003	N/A	N/A	12.92%	Record

LPL Financial Services 9785 Towne Center Drive San Diego, CA 9212-1968	N/A	N/A	11.35%	Record

First Clearing LLC 2801 Market St. Saint Louis, MO 63103-2523	N/A	N/A	8.68%	Record

Direxion Currency Trends Strategy Plus Fund – Institutional Class

Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
M&I Trust Co. 11270 W Park Place, Suite 400 Milwaukee, WI 53224-3638	N/A	N/A	7.52%	Record

Direxion Currency Trends Strategy Plus Fund – Institutional Class - None

Direxion/Wilshire Dynamic Fund –Class A

Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
Charles Schwab & Co. Inc. 101 Montgomery Street San Francisco, CA 94104-4151	The Charles Schwab Corporation	DE	37.18%	Record

National Financial Services Corp. One World Financial Center 200 Liberty Street, Floor 5 New York, NY 10281-1003	N/A	N/A	14.60%	Record

Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
LPL Financial Services 9785 Towne Center Drive San Diego, CA 9212-1968	N/A	N/A	11.64%	Record

Direxion/Wilshire Dynamic Fund –Class C - None

Direxion Long/Short Global IPO Fund –Class A

Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
Charles Schwab & Co. Inc. 101 Montgomery Street San Francisco, CA 94104-4151	N/A	N/A	22.67%	Record

LPL Financial Services 9785 Towne Center Drive San Diego, CA 9212-1968	N/A	N/A	15.61%	Record

NFS, LLC 569 Cambridge Way Bolingbrook, IL 60440-1047	N/A	N/A	14.95%	Record

TD Ameritrade Inc. P.O. Box 2226 Omaha, NE 68103-2226	N/A	N/A	9.31%	Record

Direxion Long/Short Global IPO Fund –Class C - None

In addition, as of January 3, 2012, the Trustees and officers as a group owned less than 1% of the outstanding shares of each Fund, except for the Direxion/Wilshire Dynamic Fund and the Direxion Long/Short Global IPO Fund, where the Trustees and officers as a group owned 2.11% and 1.20%, respectively.

Investment Adviser

Rafferty Asset Management, LLC, 33 Whitehall Street, 10th Floor, New York, New York 10004, provides investment advice to a Fund. Rafferty was organized as a New York limited liability company in June 1997. Lawrence C. Rafferty controls Rafferty through his ownership in Rafferty Holdings, LLC.

Under an Investment Advisory Agreement (“Advisory Agreement”) between the Trust, on behalf of a Fund, and Rafferty, Rafferty provides a continuous investment program for each Fund’s assets in accordance with its investment objectives, policies and limitations, and oversees the day-to-day operations of a Fund, subject to the supervision of the Trustees. Rafferty bears all costs associated with providing these advisory services and the expenses of the Trustees who are affiliated with or interested persons of Rafferty. The Trust bears all other expenses that are not assumed by Rafferty as described in the Prospectus. The Trust also is liable for nonrecurring expenses as may arise, including litigation to which a Fund may be a party. The Trust also may have an obligation to indemnify its Trustees and officers with respect to any such litigation.

Pursuant to the Advisory Agreement, the Direxion Currency Trends Strategy Plus Fund, the Direxion/Wilshire Dynamic Fund and the Direxion Long/Short Global IPO Fund will pay Rafferty 0.85%, 0.75% and 0.75% respectively, at an annual rate based on their average daily net assets. The Direxion Indexed Commodity Strategy Fund and Direxion Indexed Managed Futures Strategy Fund pay Rafferty 0.85% and 0.95%, respectively, at an annual rate based on its average daily net assets managed by Rafferty that are not invested in the CTS Subsidiary and MFS Subsidiary, respectively.

For each Fund, Rafferty is contractually obligated to pay all Fund expenses (excluding, management fees, distribution and/or service fees, Acquired Fund Fees and Expenses, taxes, leverage interest, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation or other expenses outside the typical day-to-day operations of the Funds). This agreement may be terminated at any time by the Board.

The table below shows the amount of advisory fees incurred by each of the following Funds and the amount of fees waived and/or reimbursed by Rafferty for the fiscal periods below.

Direxion Indexed Commodity Strategy Fund	Advisory Fees Incurred	Waived fees and/or expenses reimbursed by Adviser	Net Fees Paid to Advisor
Year Ended October 31, 2011	$1,243,936	$0	$1,243,936
Year Ended October 31, 2010	$2,043,036	$0	$2,043,036
May 1, 2009 to October 31, 2009(1)	$1,867,500	$61,928	$1,805,572

(1)	As of May 1, 2009, the Direxion Indexed Commodity Strategy Fund changed its fiscal year end from April 30 to October 31 effective with the sixth-month period ending October 31, 2009.

Direxion Currency Trends Strategy Plus Fund	Advisory Fees Incurred	Waived fees and/or expenses reimbursed by Adviser	Net Fees Paid to Advisor
Year Ended October 31, 2011	$149,538	$0	$149,538
Year Ended October 31, 2010	$292,055	$0	$292,055
March 2, 2009 to October 31, 2009	$163,465	$45,152	$118,313

Direxion/Wilshire Dynamic Fund	Advisory Fees Incurred	Waived fees and/or expenses reimbursed by Adviser	Net Fees Paid to Advisor
Year Ended October 31, 2011	$167,232	$0	$167,232
Year Ended October 31, 2010	$114,273	$55	$114,218
March 2, 2009 to October 31, 2009	$44,852	$32,324	$12,528

Direxion Long/Short Global IPO Fund	Advisory Fees Incurred	Waived fees and/or expenses reimbursed by Adviser	Net Fees Paid to Advisor
Year Ended October 31, 2011	$140,505	$0	$140,505
March 1, 2010 to October 31, 2010	$22,290	$0	$22,290

No advisory fees are provided for the Direxion Indexed Managed Futures Strategy Fund because it had not commenced operations prior to the date of this SAI.

For the Direxion Currency Trends Strategy Plus Fund and the Direxion/Wilshire Dynamic Fund, the Advisory Agreement was initially approved with respect to each Fund by the Trustees (including all Independent Trustees) and Rafferty, as sole shareholder of each Fund, in compliance with the 1940 Act on February 11, 2009, and for the Direxion Indexed Commodity Strategy Fund on June 4, 2008. The Advisory Agreement with respect to each Fund will continue in force for an initial period of two years after the date of its approval. The Advisory Agreement is renewable thereafter from year to year with respect to each Fund, so long as its continuance is approved at least annually (1) by the vote, cast in person at a meeting called for that purpose, of a majority of those Trustees who are not “interested persons” of Rafferty or the Trust; and (2) by the majority vote of either the full Board or the vote of a majority of the outstanding shares of a Fund. The Advisory Agreement automatically terminates on assignment and is terminable on a 60-day written notice either by the Trust or Rafferty.

For the Direxion Long/Short Global IPO Fund, the Advisory Agreement was initially approved by the Trustees (including all Independent Trustees) and Rafferty, as sole shareholder of the Direxion Long/Short Global IPO Fund, in compliance with the 1940 Act on August 26, 2009. The Advisory Agreement with respect to the Direxion Long/Short Global IPO Fund will continue in force for an initial period of two years after the date of its approval. The Advisory Agreement is renewable thereafter from year to year with respect to the Direxion Long/Short Global IPO Fund, so long as its continuance is approved at least annually (1) by the vote, cast in person at a meeting called for that purpose, of a majority of those Trustees who are not “interested persons” of Rafferty or the Trust; and (2) by the majority vote of either the full Board or the vote of a majority of the outstanding shares of the Fund. The Advisory Agreement automatically terminates on assignment and is terminable on a 60-day written notice either by the Trust or Rafferty.

For the Direxion Indexed Managed Futures Strategy Fund, the Advisory Agreement was initially approved by the Trustees (including all Independent Trustees) and Rafferty, as sole shareholder of the Direxion Indexed Managed Futures Strategy Fund, in compliance with the 1940 Act on November 22, 2011. The Advisory Agreement with respect to the Direxion Indexed Managed Futures Strategy Fund will continue in force for an initial period of two years after the date of its approval. The Advisory Agreement is renewable thereafter from year to year with respect to the Direxion Indexed Managed Futures Strategy Fund, so long as its continuance is approved at least annually (1) by the vote, cast in person at a meeting called for that purpose, of a majority of those Trustees who are not “interested persons” of Rafferty or the Trust; and (2) by the majority vote of either the full Board or the vote of a majority of the outstanding shares of the Fund. The Advisory Agreement automatically terminates on assignment and is terminable on a 60-day written notice either by the Trust or Rafferty.

Rafferty shall not be liable to the Trust or any shareholder for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, negligence or reckless disregard of the duties imposed upon it by its agreement with the Trust or for any losses that may be sustained in the purchase, holding or sale of any security.

The CTS Subsidiary and MFS Subsidiary have entered into separate investment advisory agreements with Rafferty. Under this agreement, Rafferty provides to each Subsidiary the same type of investment advisory services on substantially the same terms as Rafferty provides advisory services to the Direxion Indexed Commodity Strategy Fund and Direxion Indexed Managed Futures Strategy Fund. The Direxion Indexed Commodity Strategy Fund and Direxion Indexed Managed Futures Strategy Fund (not each Subsidiary) pays Rafferty an advisory fee as described above.

Subadvisers

Under a separate Investment Subadvisory Agreement (“Subadvisory Agreement”) between Rafferty and Wilshire Associates, Incorporated (“Wilshire” or “Subadviser”), Wilshire®, through its Wilshire Funds Management business unit and subject to direction by Rafferty and the Board, will provide asset allocation advice to the Direxion/Wilshire Dynamic Fund for a fee payable by Rafferty. Then, Rafferty will implement Wilshire’s advice by making investment decisions for the Fund by placing all brokerage orders for the purchase and sale of those securities. For the investment subadvisory services provided to the Direxion/Wilshire Dynamic Fund, Rafferty will pay Wilshire each month based on the Funds’ prior month’s total net assets at an annualized rate of 0.25%.

The Subadvisory Agreement was initially approved by the Board (including all of the Trustees who are not “interested persons” of Rafferty or Wilshire, as defined under the 1940 Act) and Rafferty as the shareholder of the Direxion/Wilshire Dynamic Fund, in compliance with the 1940 Act, on February 11, 2009. The Subadvisory Agreement provides that it will be in force for an initial two-year period and it must be approved each year thereafter by (1) a vote, cast in person at a meeting called for that purpose, of a majority of those Trustees who are not “interested persons” of Rafferty, Wilshire or the Trust; and by (2) the majority vote of either the full Board or the vote of a majority of the outstanding shares of Direxion/Wilshire Dynamic Fund. The Subadvisory Agreement automatically terminates on assignment and is terminable on not less than a 60-day written notice by Rafferty or a 90-day written notice by Wilshire. Under the terms of the Advisory Agreement, Rafferty automatically becomes responsible for the obligations of Wilshire upon termination of the Subadvisory Agreement.

Rafferty shall not be liable to the Trust or any shareholder for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, negligence or reckless disregard of the duties imposed upon it by its agreement with the Trust or for any losses that may be sustained in the purchase, holding or sale of any security. FPI shall not be liable to the Trust or any shareholder for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, negligence or reckless disregard of the duties imposed upon it by its agreement with Rafferty or for any losses that may be sustained in the purchase, holding or sale of any security.

Pursuant to Section 17(j) of the 1940 Act and Rule 17j-1 thereunder, the Trust, Rafferty, Wilshire and the distributor have adopted Codes of Ethics. These codes permit portfolio managers and other access persons of a Fund to invest in securities that may be owned by a Fund, subject to certain restrictions.

Portfolio Managers

The Direxion Indexed Commodity Strategy Fund, Direxion Indexed Managed Futures Strategy Fund, Direxion Currency Trends Strategy Plus Fund, Direxion Long/Short Global IPO Fund are managed by Paul Brigandi and Tony Ng. In addition to the Direxion Indexed Commodity Strategy Fund, Direxion Indexed Managed Futures Strategy Fund, the Direxion Currency Trends Strategy Plus Fund and Direxion Long/Short Global IPO Fund, Mr. Brigandi, and Mr. Ng manage the following other accounts as of December 31, 2011:

Accounts	Total Number of Accounts	Total Assets	Total Number of Accounts with Performance Based Fees	Total Assets of Accounts with Performance Based Fees
Registered Investment Companies	72	$8.72 billion	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	1	$28 million	0	$0

Rafferty manages no other accounts with an investment objective similar to that of a Fund. However, a Fund may invest in the same securities but the nature of each investment may be opposite and in different proportions. Rafferty ordinarily executes transactions for a Fund “market-on-close,” in which Funds purchasing or selling the same security receive the same closing price.

Rafferty has not identified any additional material conflicts between a Fund and other accounts managed by the investment committee. However, other actual or apparent conflicts of interest may arise in connection with the day-to-day management of a Fund and other accounts. The management of a Fund and other accounts may result in unequal time and attention being devoted to a Fund and other accounts. Rafferty’s management fees for the services it provides to other accounts varies and may be higher or lower than the advisory fees it receives from a Fund. This could create potential conflicts of interest in which the portfolio manager may appear to favor one investment vehicle over another resulting in an account paying higher fees or one investment vehicle out performing another.

The investment committee’s compensation is paid by Rafferty. Their compensation primarily consists of a fixed base salary and a bonus. The investment committee’s salary is reviewed annually and increases are determined by factors such as performance and seniority. Bonuses are determined by the individual performance of an employee including factors such as attention to detail, process, and efficiency, and are impacted by the overall performance of the firm. The investment committee’s salary and bonus are not based on a Fund’s performance and as a result, no benchmarks are used. Along with all other employees of Rafferty, the investment committee may participate in the firm’s 401(k) retirement plan where Rafferty may make matching contributions up to a defined percentage of their salary.

Mr. Brigandi and Mr. Ng did not own any shares of the Direxion Indexed Commodity Strategy Fund, Direxion Indexed Managed Futures Strategy Fund, the Direxion Currency Trends Strategy Plus Fund and the Direxion Long/Short Global IPO Fund as of October 31, 2011.

The Direxion/Wilshire Dynamic Fund is managed by members of Wilshire’s portfolio management team, namely lead portfolio manager, Cleo Chang, and co-portfolio manager, James St. Aubin. Wilshire’s portfolio management team conducts its investment decision-making through an investment committee structure. In addition to the Fund, Ms. Chang manages the following other accounts as of November 30, 2011:

Accounts	Total Number of Accounts	Total Assets (in billions)	Total Number of Accounts with Performance Based Fees	Total Assets of Accounts with Performance Based Fees
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	4	$28.57	0	$0

In addition to the Fund, Mr. St. Aubin manages the following other accounts as of November 30, 2011:

Accounts	Total Number of Accounts	Total Assets (in billions)	Total Number of Accounts with Performance Based Fees	Total Assets of Accounts with Performance Based Fees
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	4	$4.93	0	$0

It is the policy of Wilshire that all investment decisions concerning the Direxion/Wilshire Dynamic Fund based solely on the best interests of the Direxion/Wilshire Dynamic Fund and its investors, and without regard to any revenue that Wilshire receives, might receive, or has received in the past, directly or indirectly, from portfolio managers or funds for services provided by any Wilshire business unit.

Accordingly, Wilshire operates Wilshire Funds Management, Wilshire Analytics, Wilshire Consulting and Wilshire Private Markets as separate business units. Each business unit has its own leadership team and professional and support staff. Moreover, Wilshire has adopted policies and procedures that are designed to provide full disclosure of all potential, actual or perceived conflicts and to prevent staff from having internal access to information that otherwise might appear to compromise their objectivity.

In addition, personal accounts may give rise to potential conflicts of interest and must be maintained and conducted pursuant to Wilshire’s Code of Ethics.

Each portfolio manager’s compensation is based on two major components, base salary and performance bonus. The salary is set each year and is commensurate with the contribution that each portfolio manager makes to his team, the investment process and the firm. The bonus portion of a portfolio manager’s salary is discretionary with no predetermined metrics. This bonus is based on the overall success of each portfolio manager’s client accounts as well as their overall contributions to the performance of the division and the company as a whole.

The members of the portfolio management team did not own any shares of the Direxion/Wilshire Dynamic Fund as of the date of October 31, 2011.

Proxy Voting Policies and Procedures

The Board has adopted proxy voting policies and procedures (“Proxy Policies”) wherein the Trust has delegated to Rafferty the responsibility for voting proxies relating to portfolio securities held by a Fund as part of their investment advisory services, subject to the supervision and oversight of the Board. The Proxy Voting Policies of Rafferty are attached as Appendix B. Notwithstanding this delegation of responsibilities, however, each Fund retains the right to vote proxies relating to its portfolio securities. The fundamental purpose of the Proxy Policies is to ensure that each vote will be in a manner that reflects the best interest of a Fund and their shareholders, taking into account the value of a Fund’s investments.

More Information. The actual voting records relating to portfolio securities during the most recent 12-month period ended June 30 will be available without charge, upon request by calling toll-free, 1-800-851-0511 or by accessing the SEC’s website at www.sec.gov.

Fund Administrator, Fund Accountant, Transfer Agent and Custodian

U.S. Bancorp Fund Services, LLC (“Administrator”), 615 East Michigan Street, Milwaukee, Wisconsin 53202, provides administrative, fund accounting and transfer agent services to a Fund. U.S. Bank, N.A., Custody Operations, 1555 N. River Center Drive, Suite 302, Milwaukee, Wisconsin, 53202, an affiliate of the Administrator, provides custodian services to a Fund.

Pursuant to an Administration Servicing Agreement (“Service Agreement”) between the Trust and the Administrator, the Administrator provides the Trust with administrative and management services (other than investment advisory services). As compensation for these services, the Trust pays the Administrator a fee based on the Trust’s total average daily net assets of 0.045% on net assets and a $5,000 minimum fee per fund for non-multiple class funds. For multiple class funds, the Trust pays the Administrator a fee based on the Trust’s total average daily net assets of 0.0475% of net assets, $5,000 for the first class of a Fund and $3,000 for each additional class of a Fund. The Administrator also is entitled to certain out-of-pocket expenses.

The tables below show the amount of administrative and management services fees incurred by each Fund to the Administrator for the fiscal periods shown.

Direxion Indexed Commodity Strategy Fund	Fees paid to the Administrator
Year Ended October 31, 2011	$86,436
Year Ended October 31, 2010	$121,205
May 1, 2009 to October 31, 2009(1)	$29,061

(1)	As of May 1, 2009, the Direixon Indexed Commodity Strategy Fund changed its fiscal year end from April 30 to October 31 effective with the sixth-month period ending October 31, 2009.

Direxion Currency Trends Strategy Plus Fund	Fees paid to the Administrator
Year Ended October 31, 2011	$19,056
Year Ended October 31, 2010	$24,195
March 2, 2009 to October 31, 2009	$1,443

Direxion/Wilshire Dynamic Fund	Fees paid to the Administrator
Year Ended October 31, 2011	$17,980
Year Ended October 31, 2010	$13,299
March 2, 2009 to October 31, 2009	$1,085

Direxion Long/Short Global IPO Fund	Fees paid to the Administrator
Year Ended October 31, 2011	$16,980
March 1, 2010 to October 31, 2010	$8,795

No administrative services fees are shown for the Direxion Indexed Managed Futures Strategy Fund because it had not commenced operations prior to the date of this SAI.

Pursuant to a Fund Accounting Servicing Agreement between the Trust and U.S. Bancorp Fund Services, LLC (“Fund Accountant”), the Fund Accountant provides the Trust with accounting services, including portfolio accounting services, tax accounting services and furnishing financial reports. For these services, the Trust pays the Fund Accountant a fee based on the Trust’s total average daily net assets of 0.03% and a $10,000 minimum fee per fund for non-multiple class funds. For multiple class funds, the Trust pays the Fund Accountant a fee based on the Trust’s total average daily net assets of 0.0325% of net assets and $10,000 of the first class of a fund and $6,000 for each additional class of a fund. The Fund Accountant also is entitled to certain out-of-pocket expenses, including pricing expenses.

Pursuant to a Custodian Agreement, U.S. Bank N.A. serves as the custodian of a Fund’s assets. The Custodian holds and administers the assets in a Fund’s portfolios. Pursuant to the Custodian Agreement, the Custodian receives an annual fee based on the Trust’s total average daily net assets of 0.0225% and a $1,000 minimum fee per fund. The Custodian also is entitled to certain out-of-pocket expenses. U.S. Bank N.A. and/or its affiliates receive revenue from certain broker-dealers that may receive Rule 12b-1 fees or other payments from mutual funds in which certain of the Funds may invest. In recognition of this revenue, certain of these Funds may receive a credit from U.S. Bank N.A. and/or its affiliates for fees otherwise payable by the Funds.

Each Subsidiary has entered into agreements with the Trust’s service providers for the provision of administrative, accounting transfer agency and custody services. Each Subsidiary will bear the expenses associated with these services, which are not expected to be material in relation to the value of their respective Fund’s assets. It is also anticipated that the Direxion Indexed Commodity Strategy Fund and Direxion Indexed Managed Futures Strategy Fund’s own expenses will be reduced to some extent as a result of the payment of such expenses at the Subsidiary level. Therefore, it is expected that each Fund’s investment in their respective Subsidiaries will not result in a Fund’s paying duplicative fees for similar services provided to the Funds and the Subsidiaries.

Distributor

Rafferty Capital Markets, LLC, 59 Hilton Avenue, Garden City, New York 11530, serves as the distributor (“Distributor”) in connection with the continuous offering of each Fund’s shares. The Distributor and participating dealers with whom it has entered into dealer agreements offer shares of a Fund as agents on a best efforts basis and are not obligated to sell any specific amount of shares. For the fiscal year ended October 31, 2011, the Distributor received $90,000 as compensation from Rafferty for distribution services for the Trust. Mr. Rafferty is an affiliated person of the Distributor.

Distribution Plan and Service Fees

Rule 12b-1 under the 1940 Act provides that an investment company may bear expenses of distributing its shares only pursuant to a plan adopted in accordance with the Rule. The Trustees have adopted a Class A plan (“Class A 12b-1 Plan”) and Class C plan (“Class C 12b-1 Plan”) for the Funds pursuant to which the Funds may pay certain expenses incurred in the distribution of its shares and the servicing and maintenance of existing shareholder accounts. The Distributor, as the Funds’ principal underwriter, and Rafferty may have a direct or indirect financial interest in the Class A 12b-1 Plan and the Class C 12b-1 Plan or any related agreement.

Pursuant to the Class A 12b-1 Plan, the Class A shares of the Funds may pay up to 1.00% of the Class A shares’ average daily net assets. The Board has authorized the Funds to pay Rule 12b-1 fees of 0.25% of the Class A shares’ average daily net assets.

Pursuant to the Class C 12b-1 Plan, the Class C shares of the Funds may pay up to 1.00% of the Class C shares’ average daily net assets. The Board has authorized the Funds to pay Rule 12b-1 fees of 1.00% of the Class C shares’ average daily net assets.

The Institutional Class shares do not pay Rule 12b-1 fees.

Under an agreement with the Funds, your Financial Advisor may provide services, as described in the Prospectus, and as described above, and receive Rule 12b-1 fees from the Funds.

The Class A 12b-1 Plan and the Class C 12b-1 Plan was approved by the Trustees and the Independent Trustees of the Funds. In approving the Class A 12b-1 Plan and the Class C 12b-1 Plan, the Trustees determined that there is a reasonable likelihood that the Class A 12b-1 Plan and the Class C 12b-1 Plan will benefit the Funds and its shareholders. The Trustees will review quarterly and annually a written report provided by the Treasurer of the amounts expended under the Class A 12b-1 Plan and the purpose for which such expenditures were made.

The Class A 12b-1 Plan and the Class C 12b-1 Plan permit payments to be made by the Funds to the distributor or other third parties for expenditures incurred in connection with the distribution of Fund shares to investors and the provision of certain shareholder services. The distributor or other third parties are authorized to engage in advertising, the preparation and distribution of sales literature and other promotional activities on behalf of the Funds. In addition, the Class A 12b-1 Plan and the Class C 12b-1 Plan authorizes payments by the Funds to the distributor or other third parties for the cost related to selling or servicing efforts, preparing, printing and distributing Fund prospectuses, statements of additional information, and shareholder reports to investors.

The tables below show the amount of Rule 12b-1 fees incurred and the allocation of such fees by each Fund’s Class A for the fiscal period ended October 31, 2011.

Fund (Class A)	12b-1 fees Incurred
Direxion Indexed Commodity Strategy Fund	$277,806
Direxion Currency Trends Strategy Plus Fund	$37,292
Direxion/Wilshire Dynamic Fund	$48,394
Direxion Long/Short Global IPO Fund	$39,223

Fund (Class A)	Advertising and Marketing	Printing and Postage	Payment to Distributor	Payment to Dealers	Compensation to Sales Personnel	Other Marketing Expenses
Direxion Indexed Commodity Strategy Fund	$161,850	$0	$15,474	$46,477	$41,976	$12,029
Direxion Currency Trends Strategy Plus Fund	$25,922	$0	$2,088	$0	$7,100	$2,182
Direxion/Wilshire Dynamic Fund	$27,139	$0	$1,999	$9,795	$7,337	$2,124
Direxion Long/Short Global IPO Fund	$27,840	$0	$1,761	$545	$7,154	$1,922

The tables below show the amount of Rule 12b-1 fees incurred and the allocation of such fees by each Fund’s Class C shares for the fiscal period ended October 31, 2011.

Fund (Class C)	12b-1 fees Incurred
Direxion Indexed Commodity Strategy Fund	$25,012
Direxion Currency Trends Strategy Plus Fund	$3,623
Direxion/Wilshire Dynamic Fund	$22,051
Direxion Long/Short Global IPO Fund	$22,836

Fund (Class C)	Advertising and Marketing	Printing and Postage	Payment to Distributor	Payment to Dealers	Compensation to Sales Personnel	Other Marketing Expenses
Direxion Indexed Commodity Strategy Fund	$14,572	$0	$1,393	$4,185	$3,779	$1,083
Direxion Currency Trends Strategy Plus Fund	$2,518	$0	$203	$0	$690	$212
Direxion/Wilshire Dynamic Fund	$12,366	$0	$911	$4,463	$3,343	$968
Direxion Long/Short Global IPO Fund	$16,209	$0	$1,025	$317	$4,165	$1,119

No Rule 12b-1 fees have been incurred by the Class A and Class C shares of the Direxion Indexed Managed Futures Strategy Fund as it had not commenced operations prior to the date of this SAI.

Class A Shares

As described in the Prospectus, Class A shares of the Funds are sold with a maximum up-front sales charge of 5.50%. The actual sales charge that is paid by an investor on the purchase of Advisor Class A Shares may differ slightly from the sales charge listed above or in the applicable Prospectus due to rounding in the calculations. Contact your broker or dealer for further information. As described below, no up-front sales charge will be applied to purchases over $1 million. However, other than for Employer Retirement Plans, if the initial purchase is over $1 million and not subject to the up-front charge, a CDSC of 1.00% will generally be deducted from your redemption proceeds if you redeem within 24 months of your purchase.

Reduction or Waiver of Sales Charge. The Funds offers a number of ways to reduce or eliminate the up-front sales charge on Class A shares. Such reductions or waivers may apply for:

•	Purchases under a Right of Accumulation or Letter of Intent;

•	Certain programs of selected securities dealers and other financial intermediaries that have an agreement with the Distributor or its affiliates;

•	Certain wrap or other fee-based programs offered by financial intermediaries;

•	Certain registered representatives or brokers-dealers who act as selling agents;

•

Certain bank or broker-affiliated trust departments investing funds over which they exercise exclusive discretionary investment authority and that are held in a fiduciary, agency, advisory, custodial or similar capacity; or

•

Certain (i) investors purchasing on a periodic fee, asset-based fee or no transaction fee basis through a broker-dealer sponsored mutual fund purchase program; and (ii) clients of investment advisers, financial planners or other financial intermediaries that charge periodic or asset-based fees for their services.

Large Purchases and Quantity Discounts. As indicated in the Prospectus, the more Class A shares a shareholder purchases, the smaller the sales charge per share. If a shareholder purchases Class A shares on the same day as his or her spouse or children under 21, all such purchases will be combined in calculating the sales charges.

Also, if shareholders later purchase additional shares of a Fund, the purchases will be added together with the amount already invested in that Fund. For example, if a shareholder already owns shares of a Fund with a value at the current NAV of $40,000 and subsequently purchases $10,000 more of that same Fund at the current NAV, the sales charge on the additional purchase would be 4.75%, not 5.50% as shown in the Prospectus. At the time of purchasing additional purchases, shareholders should inform that Funds in writing that they already own Class A shares of the Fund.

The policy of waiving the up-front sale charge for certain redemptions may be modified or discontinued, with respect to new shareholders, at any time.

Signing a Letter of Intent If investors intend to purchase at least $50,000 of Class A shares over the next 13 months, they should consider signing a letter of intent (“LOI”) to reduce the sales charge. A letter of intent includes a provision providing for the assessment of the sales charge for each purchase based on the amount you intend to purchase within the 13-month period. It also allows the custodian to hold the maximum sales charge (i.e., 5.75%) in shares in escrow until the purchases are completed. The shares held in escrow in the investor’s account will be released when the 13-month period is over. If the investor does not purchase the amount stated in the letter of intent, the Fund will redeem the appropriate number of escrowed shares to cover the difference between the sales charge paid and the sales charge applicable to the individual purchases had the LOI not been in effect. Any remaining escrow shares will be released from escrow.

The letter of intent does not obligate the investor to purchase shares, but simply allows the investor to take advantage of the lower sales charge applicable to the total amount intended to be purchased. Any shares purchased within 90 days of the date you establish a letter of intent may be used as credit toward fulfillment of the letter of intent, but the reduced sales charge will only apply to new purchases made on or after that date. The investor’s prior trade prices will not be adjusted.

Class C Shares

As described in the Prospectus, Class C shares are sold at a Fund’s NAV. There is no up-front sales charge, so that the full amount of your purchase is invested in the Fund. However, if you sell your Class C shares within 12 months of purchase, you will pay a 1.00% CDSC based on the original purchase price or redemption proceeds, whichever is lower. The CDSC is used to reimburse the Distributor for paying your financial intermediary a sales commission up to a total of 1.00% of the purchase price of your Class C investment in connection with your initial purchase.

Class C Sales Charge Information – Sales charges received by the Distributor of the Funds from shareholders of Class C shares were as follows:

Fund (Class C shares)	CDSC’s Received
Direxion Indexed Commodity Strategy Fund	$12,219
Direxion Currency Trends Strategy Plus Fund	$40
Direxion/Wilshire Dynamic Fund	$1,298
Direxion Long/Short Global IPO Fund	$7,742

Independent Registered Public Accounting Firm

Ernst & Young LLP (“E&Y”), 5 Times Square New York, New York, 10036 is the independent registered public accounting firm for the Trust. The Financial Statements of the Funds for the fiscal year ended October 31, 2011 have been audited by E&Y, except for the Direxion Indexed Managed Futures Strategy Fund which had not commenced operations prior to the date of this SAI, and are incorporated by reference herein, which is given upon their authority as experts in accounting and auditing.

DETERMINATION OF NET ASSET VALUE

The NAV per share of each Fund is determined separately daily, Monday through Friday, as of the close of regular trading on the New York Stock Exchange (“NYSE”) (normally at 4:00 p.m. Eastern time), each day the NYSE is open for business (“Business Day”). The NYSE is not open on New Year’s Day, Presidents’ Day, Martin Luther King’s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

A security listed or traded on an exchange, domestic or foreign, is valued at its last sales price on the principal exchange on which it is traded prior to the time when assets are valued. If no sale is reported at that time, the mean of the last bid and asked prices is used. Securities primarily traded on the NASDAQ Global Market® (“NASDAQ®”) for which market quotations are readily available shall be valued using the NASDAQ® Official Closing Price (“NOCP”) provided by NASDAQ® each Business Day. The NOCP is the most recently reported price as of 4:00:02 p.m. Eastern time, unless that price is outside the range of the “inside” bid and asked prices; in that case, NASDAQ® will adjust the price to equal the inside bid or asked price, whichever is closer.

If, on a particular day, an exchange-traded security does not trade, then the mean between the closing bid and asked prices will be used. All equity securities that are not traded on a listed exchange held by a Fund will be valued at the last sales price in the OTC market, or, if no sales price is reported, the mean of the last bid and asked price is used. Securities and other assets for which market quotations are not readily available, or for which Rafferty has reason to question the validity of quotations received, are valued at fair value by procedures as adopted by the Board.

For purposes of determining NAV per share of a Fund, exchange-traded options and options on futures are valued at the composite price using the National Best Bid and Offer quotes (“NBBO”). NBBO consists of the highest bid price and lowest asked price across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S. options marketplace. Specifically, composite pricing looks at the last trades on exchanges where the options are traded. If there are no trades for the option on a given business day, the composite option pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded. Non-exchange traded options are valued at the mean between the last bid and asked quotations.

The prices of futures contracts are valued either at the settlement prices established each day on the exchange on which they are traded if the settlement price reflects trading prior to the close of regular trading or at the last sales price prior to the close of regular trading if the settlement prices established by the exchange reflects trading after the close of regular trading.

Swap contracts are valued using the closing prices of the underlying benchmark and are determined by the swap counterparties and the Adviser.

Foreign securities, currencies and other assets denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar, as provided by an independent pricing service or reporting agency.

Short-term debt instruments having a maturity of 60 days or less are valued at amortized cost, which approximates market value. If the Board determines that the amortized cost method does not represent the fair value of the short-term debt instrument, the investment will be valued at fair value as determined by procedures as adopted by the Board. Other debt securities (including credit default swaps) are valued by using either the closing bid and ask prices provided by the Funds’ pricing service or the mean between the closing bid and ask prices provided by brokers that make markets in such instruments, or if such prices are unavailable, by a pricing matrix method. U.S. government securities are valued at the mean between the closing bid and asked price provided by an independent third party pricing service (“Pricing Service”).

Dividend income and other distributions are recorded on the ex-distribution date.

Illiquid securities, securities for which reliable quotations or pricing services are not readily available, and all other assets not valued in accordance with the foregoing principles will be valued at their respective fair value as determined in good faith by, or under procedures established by, the Trustees, which procedures may include the delegation of certain responsibilities regarding valuation to Rafferty or the officers of the Trust. The officers of the Trust report, as necessary, to the Trustees regarding portfolio valuation determinations. The Trustees, from time to time, will review these methods of valuation and will recommend changes that may be necessary to assure that the investments of a Fund are valued at fair value.

For purposes of calculating their daily NAV, a Fund typically reflects changes in its holdings of portfolio securities on the first business day following a portfolio trade (commonly known as “T+1 accounting”). However, each Fund is permitted to include same day trades when calculating its NAV (commonly referred to as “trade date accounting”) on days when a Fund receives substantial redemptions. Such redemptions can result in an adverse impact on a Fund’s NAV when there is a disparity between the trade price and the closing price of the security. Thus, a Fund’s use of trade date accounting is likely to lessen the impact of substantial redemptions on a Fund’s NAV.

REDEMPTIONS

Redemption In-Kind

The Trust has filed a notice of election under Rule 18f-1 of the 1940 Act, which obligates a Fund to redeem shares for any shareholder for cash during any 90-day period up to $250,000 or 1% of that Fund’s NAV, whichever is less. Any redemption beyond this amount also will be in cash unless the Trustees determine that further cash payments will have a material adverse effect on remaining shareholders. In such a case, a Fund will pay all or a portion of the remainder of the redemption in portfolio instruments, valued in the same way as each Fund determines NAV. The portfolio instruments will be selected in a manner that the Trustees deem fair and equitable. To the extent that a Fund redeems its shares in this manner, the shareholder assumes the risk of a subsequent change in the market value of those securities, the cost of liquidating the securities and the possibility of a lack of a liquid market for those securities. Shareholders who receive futures contracts or options on futures contracts in connection with a redemption in-kind may be responsible for making any margin payments due on those contracts.

Redemptions by Telephone

Shareholders may redeem shares of a Fund by telephone. When acting on verbal instructions believed to be genuine, the Trust, Rafferty, transfer agent and their trustees, directors, officers and employees are not liable for any loss resulting from a fraudulent telephone transaction request and the investor will bear the risk of loss. In acting upon telephone instructions, these parties use procedures that are reasonably designed to ensure that such instructions are genuine, such as (1) obtaining some or all of the following information: account number, name(s) and social security number(s) registered to the account, and personal identification; (2) recording all telephone transactions; and (3) sending written confirmation of each transaction to the registered owner. To the extent that the Trust, Rafferty, transfer agent and their trustees, directors, officers and employees do not employ such procedures, some or all of them may be liable for losses due to unauthorized or fraudulent transactions.

Receiving Payment

Payment of redemption proceeds will be made within seven days following a Fund’s receipt of your request (if received in good order as described below) for redemption. For investments that have been made by check, payment on redemption requests may be delayed until the transfer agent is reasonably satisfied that the purchase payment has been collected by the Trust (which may require up to 10 calendar days). To avoid redemption delays, purchases should be made by direct wire transfer.

A redemption request will be considered to be received in “good order” if:

•	The number or amount of shares and the class of shares to be redeemed and shareholder account number have been indicated;

•	Any written request is signed by a shareholder and by all co-owners of the account with exactly the same name or names used in establishing the account;

•

Any written request is accompanied by certificates representing the shares that have been issued, if any, and the certificates have been endorsed for transfer exactly as the name or names appear on the certificates or an accompanying stock power has been attached; and

•

The signatures on any written redemption request in excess of $100,000 or more and on any certificates for shares (or an accompanying stock power) have been guaranteed by a national bank, a state bank that is insured by the Federal Deposit Insurance Corporation, a trust company or by any member firm of the New York, American, Boston, Chicago, Pacific or Philadelphia Stock Exchanges. Signature guarantees also will be accepted from savings banks and certain other financial institutions that are deemed acceptable by U.S. Bancorp Funds Services, LLC, as transfer agent, under its current signature guarantee program.

The right of redemption may be suspended or the date of payment postponed for any period during which (1) the NYSE is closed (other than customary weekend or holiday closings); (2) trading on the NYSE is restricted; (3) situations where an emergency exists as a result of which it is not reasonably practicable for a Fund to fairly determine the value of its net assets or disposal of a Fund’s securities is not reasonably practicable; or (4) the SEC has issued an order for the protection of a Fund’s shareholders.

Redemption Fees

The Funds are not suitable for purchase by active investors. The Funds are intended for long-term investment purposes only and discourages shareholders from engaging in “market-timing” or other types of excessive short-term trading that could adversely affect shareholder returns. Consequently, the Board has adopted policies to prevent frequent purchases and redemptions of shares of the Fund. In an effort to discourage short-term trading and defray costs related to such trading, the Board has approved a redemption fee of 1.00% on sales and exchanges (collectively, “redemptions”) of Fund shares made within thirty (30) days of the date of purchase (including shares acquired through an exchange).

Anti-Money Laundering

A Fund is required to comply with various federal anti-money laundering laws and regulations. Consequently, a Fund may be required to “freeze” the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or a Fund may be required to transfer the account or proceeds of the account to a government agency. In addition, pursuant to a Fund’s Customer Identification Program, a Fund’s transfer agent will complete a thorough review of all new opening account applications and will not transact business with any person or entity whose identity cannot be adequately verified.

EXCHANGE PRIVILEGE

An exchange is effected through the redemption of the shares tendered for exchange and the purchase of shares being acquired at their respective NAVs as next determined following receipt by a Fund whose shares are being exchanged of (1) proper instructions and all necessary supporting documents; or (2) a telephone request for such exchange in accordance with the procedures set forth in the Prospectus and below. Telephone requests for an exchange received by a Fund before 4:00 p.m. Eastern time will be effected at the close of regular trading on that day. Requests for an exchange received after the close of regular trading will be effected on the NYSE’s next trading day. Due to the volume of calls or other unusual circumstances, telephone exchanges may be difficult to implement during certain time periods.

The Trust reserves the right to reject any order to acquire its shares through exchange or otherwise to restrict or terminate the exchange privilege at any time. In addition, the Trust may terminate this exchange privilege upon a 60-day notice.

SHAREHOLDER AND OTHER INFORMATION

Each share of a Fund gives the shareholder one vote in matters submitted to shareholders for a vote. Each series of each Fund have equal voting rights, except that, in matters affecting only a particular series, only shares of that series are entitled to vote. Share voting rights are not cumulative, and shares have no preemptive or conversion rights. Shares are not transferable. As a Massachusetts business trust, the Trust is not required to hold annual shareholder meetings. Shareholder approval will be sought only for certain changes in a Trust’s or a Fund’s operation and for the election of Trustees under certain circumstances. Trustees may be removed by the Trustees or by shareholders at a special meeting. A special meeting of shareholders shall be called by the Trustees upon the written request of shareholders owning at least 10% of a Trust’s outstanding shares.

The Trust has entered into a licensing agreement with The McGraw-Hill Companies, Inc. to permit the use of certain servicemarks in connection with its registration statement and other materials. “Standard & Poor’s®,” “S&P®,” “S&P 500®” and “Standard & Poor’s 500” are trademarks of The McGraw-Hill Companies, Inc. The Funds are not sponsored, endorsed, sold or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in the Funds.

DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES

Dividends and other Distributions

As stated in the Prospectus, each Fund distributes dividends to its shareholders from its net investment income at least annually; for these purposes, net investment income includes dividends, accrued interest, and accretion of original issue and market discounts, less amortization of market premium and estimated expenses, and is calculated immediately prior to the determination of a Fund’s NAV per share. Each Fund also distributes its net short-term capital gain, if any, annually but may make more frequent distributions thereof if necessary to avoid income or excise taxes. Each Fund may realize net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) and thus anticipates making annual distributions thereof. The Trustees may revise this dividend policy, or postpone the payment of dividends, if a Fund has or anticipates any large unexpected expense, loss, or fluctuation in net assets that, in the Trustees’ opinion, might have a significant adverse effect on its shareholders.

Taxes

Taxation of Shareholders. Dividends (including distributions of the excess of net short-term capital gain over net long-term capital loss (“short-term gain”)) a Fund distributes, if any, are taxable to its shareholders as ordinary income (at rates up to 35% for individuals), except to the extent they constitute “qualified dividend income” (described in the Prospectus) (“QDI”), regardless of whether the dividends are reinvested in Fund shares or received in cash. Distributions of a Fund’s net capital gain, if any, are taxable to its shareholders as long-term capital gains, regardless of how long they have held their Fund shares and whether the distributions are reinvested in Fund shares or received in cash.

A shareholder’s sale (redemption) of Fund shares may result in a taxable gain, depending on whether the redemption proceeds are more or less than the shareholder’s adjusted basis in the shares. An exchange of Fund shares for shares of another Fund (or any other fund advised by Rafferty) generally will have similar consequences. If Fund shares are redeemed at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares. Investors also should be aware that if shares are purchased shortly before the record date for any dividend or capital gain distribution, the shareholder will pay full price for the shares and receive some portion of the purchase price back as a taxable distribution (with the tax consequences described in the Prospectus).

Regulated Investment Company Status. Each Fund is treated as a separate corporation for federal tax purposes and intends to continue to qualify for treatment as a RIC. If a Fund so qualifies and satisfies the Distribution Requirement (defined below) for a taxable year, it will not be subject to federal income tax on the part of its investment company taxable income – generally consisting of net investment income, short-term gain, and net gains and losses from certain foreign currency transactions, all determined without regard to any deduction for dividends paid – and net capital gain it distributes to its shareholders for that year.

To qualify for treatment as a RIC, a Fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (“Distribution Requirement”) and must meet several additional requirements. For each Fund, these requirements include the following: (1) the Fund must derive at least 90% of its gross income each taxable year from the following sources (collectively, “Qualifying Income”): (a) dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures, or forward contracts) derived with respect to its business of investing in securities or those currencies, and (b) net income from an interest in a “qualified publicly traded partnership” (“QPTP”) (“Income Requirement”); and (2) at the close of each quarter of the Fund’s taxable year, (a) at least 50% of the value of its total assets must be represented by cash and cash items, government securities, securities of other RICs, and other securities, with those other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund’s total assets and that does not represent more than 10% of the issuer’s outstanding voting securities (equity securities of QPTPs being considered voting securities for these purposes), and (b) not more than 25% of the value of its total assets may be invested in (i) securities (other than government securities or the securities of other RICs) of any one issuer, (ii) securities (other than securities of other RICs) of two or more issuers the Fund controls that are determined to be engaged in the same, similar, or related trades or businesses, or (iii) securities of one or more QPTPs (collectively, “Diversification Requirements”). The Internal Revenue Service (“Service”) has ruled that income from a derivative contract on a commodity index generally is not Qualifying Income.

Although each Fund intends to continue to satisfy all the foregoing requirements, there is no assurance that a Fund will be able to do so. The investment by a Fund primarily in options and futures positions entails some risk that it might fail to satisfy the Diversification Requirements. There is some uncertainty regarding the valuation of such positions for purposes of those requirements; accordingly, it is possible that the method of valuation the Funds use, pursuant to which each of them would expect to be treated as satisfying the Diversification Requirements, would not be accepted in an audit by the Service, which might apply a different method resulting in disqualification of one or more Funds.

The Direxion Indexed Commodity Strategy Fund and Direxion Indexed Managed Futures Strategy Fund may invest in commodity-linked instruments. Revenue Ruling 2006-1 (as modified by Revenue Ruling 2006-31) concludes that the income from certain commodity-linked derivative contracts is not Qualifying Income, but numerous subsequent private letter rulings the Service issued

(“PLRs”) treat income from commodity-linked notes (as distinguished from commodity-linked derivatives) similar to those in which those Funds may invest in the future, as well as income derived from a wholly owned subsidiary similar to the Subsidiaries, as Qualifying Income, in the latter case even if the subsidiary itself invests in commodity-linked derivatives. Although a PLR may only be relied on by the taxpayer that receives it, and a Fund will not seek a PLR regarding its investments in commodity-linked notes and the Subsidiaries, the Direxion Indexed Commodity Strategy Fund and Direxion Indexed Managed Futures Strategy Fund intend to treat the income it derives from those investments as Qualifying Income based on the analysis in the PLRs mentioned above; and they thus will seek to restrict their income from derivatives, such as commodity-linked swaps, and other sources that do not generate Qualifying Income to a maximum of 10% of their annual gross income and will seek to gain exposure to the commodities markets primarily through investments in commodity-linked notes and the Subsidiaries. There can be no assurance that the Service will not change its position with respect to some or all of the conclusions it reached in those PLRs; if it did, and the changed position was upheld, the Direxion Indexed Commodity Strategy Fund and Direxion Indexed Managed Futures Strategy Fund might be required to restructure its investments to satisfy the Income Requirement or might cease to qualify as a RIC, with the consequences described in the following paragraph.

If a Fund failed to qualify for treatment as a RIC for any taxable year, (1) its taxable income, including net capital gain, would be taxed at corporate income tax rates (up to 35%), (2) it would not receive a deduction for the distributions it makes to its shareholders, and (3) the shareholders would treat all those distributions, including distributions of net capital gain, as dividends (that is, ordinary income, except for the part of those dividends that is QDI, which is subject to a maximum federal income tax rate of 15% for individuals) to the extent of the Fund’s earnings and profits; those dividends would be eligible for the dividends-received deduction available to corporations under certain circumstances. In addition, the Fund would be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying for RIC treatment.

Excise Tax. Each Fund will be subject to a nondeductible 4% excise tax (“Excise Tax”) to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.

Income from Foreign Securities. Dividends and interest a Fund receives, and gains it realizes, on foreign securities may be subject to income, withholding, or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield and/or total return on its securities. Tax conventions between certain countries and the United States may reduce or eliminate these taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

Gains or losses (1) from the disposition of foreign currencies, including forward currency contracts, (2) on the disposition of each foreign-currency-denominated debt security that are attributable to fluctuations in the value of the foreign currency between the dates of acquisition and disposition of the security, and (3) that are attributable to fluctuations in exchange rates that occur between the time a Fund accrues dividends, interest, or other receivables, or expenses or other liabilities, denominated in a foreign currency and the time the Fund actually collects the receivables or pays the liabilities, generally will be treated as ordinary income or loss. These gains or losses will increase or decrease the amount of a Fund’s investment company taxable income to be distributed to its shareholders.

Each Fund may invest in the stock of “passive foreign investment companies” (“PFICs”). A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests: (1) at least 75% of its gross income for the taxable year is passive; or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, a Fund will be subject to federal income tax on a portion of any “excess distribution” it receives on the stock of a PFIC or of any gain on its disposition of the stock (collectively, “PFIC income”), plus interest thereon, even if the Fund distributes the PFIC income as a dividend to its shareholders. The balance of the PFIC income will be included in the Fund’s investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders. Fund distributions thereof will not be eligible for the 15% maximum federal income tax rate on individuals’ QDI.

If a Fund invests in a PFIC and elects to treat the PFIC as a “qualified electing fund” (“QEF”), then, in lieu of the foregoing tax and interest obligation, the Fund would be required to include in income each year its pro rata share of the QEF’s annual ordinary earnings and net capital gain – which the Fund probably would have to distribute to satisfy the Distribution Requirement and avoid imposition of the Excise Tax – even if the Fund did not receive those earnings and gain from the QEF. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

Each Fund may elect to “mark to market” its stock in any PFIC. “Marking-to-market,” in this context, means including in gross income each taxable year (and treating as ordinary income) the excess, if any, of the fair market value of the PFIC’s stock over a Fund’s adjusted basis therein as of the end of that year. Pursuant to the election, a Fund also would be allowed to deduct (as an ordinary, not a capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock the Fund included in income for prior taxable years under the election. A Fund’s adjusted basis in each PFIC’s stock with respect to which it makes this election would be adjusted to reflect the amounts of income included and deductions taken thereunder.

Derivatives Strategies. The use of derivatives strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward contracts, involves complex rules that will determine for income tax purposes the amount, character, and timing of recognition of the gains and losses a Fund realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains therefrom that may be excluded by future regulations), and gains from options, futures, and forward contracts a Fund derives with respect to its business of investing in securities or foreign currencies, will be treated as Qualifying Income. Each Fund will monitor its transactions, make appropriate tax elections, and make appropriate entries in its books and records when it acquires any foreign currency, option, futures contract, forward contract, or hedged investment to mitigate the effect of these rules, seek to prevent its disqualification as a RIC, and minimize the imposition of federal income and excise taxes.

Some futures contracts (other than “securities futures contracts,” as defined in Code section 1234B(c)), foreign currency contracts, and “nonequity options” (i.e., certain listed options, such as those on a “broad-based” securities index) in which a Fund may invest may be subject to Code section 1256 (collectively “section 1256 contracts”). Section 1256 contracts that a Fund holds at the end of its taxable year must be “marked-to-market” (that is, treated as having been sold at that time for their fair market value) for federal income tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss (with the exception of gains and losses on forward foreign currency contracts which are generally taxed as ordinary income or loss). These rules may operate to increase the amount that a Fund must distribute to satisfy the Distribution Requirement (i.e., with respect to the portion treated as short-term capital gain), which will be taxable to its shareholders as ordinary income when distributed to them, and to increase the net capital gain a Fund recognizes, without in either case increasing the cash available to it. A Fund may elect not to have the foregoing rules apply to any “mixed straddle” (that is, a straddle, which the Fund clearly identifies in accordance with applicable regulations, at least one (but not all) of the positions of which are section 1256 contracts), although doing so may have the effect of increasing the relative proportion of short-term capital gain (taxable as ordinary income) and thus increasing the amount of dividends it must distribute. Section 1256 contracts also may be marked-to-market for purposes of the Excise Tax.

Code section 1092 (dealing with straddles) also may affect the taxation of options, futures, and forward contracts in which a Fund may invest. That section defines a “straddle” as offsetting positions with respect to actively traded personal property; for these purposes, options, futures, and forward contracts are positions in personal property. Under that section, any loss from the disposition of a position in a straddle may be deducted only to the extent the loss exceeds the unrealized gain on the offsetting position(s) of the straddle. In addition, these rules may postpone the recognition of loss that otherwise would be recognized under the mark-to-market rules discussed above. The regulations under section 1092 also provide certain “wash sale” rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and “short sale” rules applicable to straddles. If a Fund makes certain elections, the amount, character, and timing of recognition of gains and losses from the affected straddle positions would be determined under rules that vary according to the elections made. Because only a few of the regulations implementing the straddle rules have been promulgated, the tax consequences to a Fund of straddle transactions are not entirely clear.

If a call option written by a Fund lapses (i.e., terminates without being exercised), the amount of the premium it received for the option will be short-term capital gain. If a Fund enters into a closing purchase transaction with respect to a written call option, it will have a short-term capital gain or loss based on the difference between the premium it received for the option it wrote and the premium it pays for the option it buys. If such an option is exercised and a Fund thus sells the securities or futures contract subject to the option, the premium the Fund received will be added to the exercise price to determine the gain or loss on the sale. If a call option purchased by a Fund lapses, it will realize short-term or long-term capital loss, depending on its holding period for the security or futures contract subject thereto. If a Fund exercises a purchased call option, the premium it paid for the option will be added to the basis in the subject securities or futures contract.

If a Fund has an “appreciated financial position” – generally, an interest (including an interest through an option, futures or forward contract, or short sale) with respect to any stock, debt instrument (other than “straight debt”), or partnership interest the fair market value of which exceeds its adjusted basis – and enters into a “constructive sale” of the position, the Fund will be treated as having made an actual sale thereof, with the result that it will recognize gain at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract, or a futures or forward contract a Fund or a related person enters into with respect to the same or substantially identical property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale. The foregoing will not apply, however, to any Fund’s transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the Fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the Fund’s risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale, or granting an option to buy substantially identical stock or securities).

Direxion Indexed Commodity Strategy Fund and Direxion Indexed Managed Futures Strategy Fund - Investment in the Subsidiary. The Direxion Indexed Commodity Strategy Fund and Direxion Indexed Managed Futures Strategy Fund may invest up to 25% of its total assets (by value) in the CTS Subsidiary and MFS Subsidiary, respectively, which are expected to provide their respective Funds with exposure to the commodities markets within the limitations of the Income Requirement. Each Subsidiary will be classified as a corporation for federal income tax purposes and, as a foreign corporation, generally will not be subject to federal income taxation unless it is engaged in a U.S. trade or business. A foreign corporation that is not a dealer in stocks, securities, or commodities may engage in the following activities without being deemed to be so engaged:

(1) trading in stocks or securities (including contracts or options to buy or sell securities) for its own account; and (2) trading in commodities that are “of a kind customarily dealt in on an organized commodity exchange . . . if the transaction is of a kind customarily consummated at such place” for its own account. It is expected that each Subsidiary will conduct its securities and commodities trading activities to comply with the foregoing.

In general, a foreign corporation that does not conduct a U.S. trade or business is nonetheless subject to federal income tax at a flat rate of 30% (or lower treaty rate) on the gross amount of certain U.S.-source income, including dividends and certain interest income, that is not effectively connected with a U.S. trade or business. There is no tax treaty in force between the United States and the Cayman Islands that would reduce the 30% rate. The 30% tax does not apply to U.S.-source capital gains (whether long-term or short-term), interest paid to a foreign corporation on its deposits with U.S. banks, or “portfolio interest” (which includes interest, including OID, on certain obligations in registered form and, under certain circumstances, interest on bearer obligations).

Each Subsidiary will be a “controlled foreign corporation” (“CFC”) if, on any day of its taxable year, more than 50% of the voting power or value of its stock is directly, indirectly, or constructively owned by “United States shareholders.” A United States shareholder is defined as a “United States person” (as defined in Code section 957(c)) who directly, indirectly, or constructively owns 10% or more of the total combined voting power of all classes of a foreign corporation’s voting stock. Because the Direxion Indexed Commodity Strategy Fund and Direxion Indexed Managed Futures Strategy Fund are each such a person that owns and will continue to own each of their respective Subsidiary’s stock, each Fund is a United States shareholder and each Subsidiary is a CFC. As a United States shareholder, the Direxion Indexed Commodity Strategy Fund and Direxion Indexed Managed Futures Strategy Fund annually are required to include in their gross income all of their respective Subsidiary’s “subpart F income” -- which includes interest, OID, dividends, net gains from the disposition of stocks or securities, receipts with respect to securities loans, net payments received with respect to equity swaps and similar derivatives, and net gains from transactions (including futures and forwards) in commodities and is expected to constitute all of each Subsidiary’s income -- regardless of whether the Subsidiary distributes that income to their respective Fund. Each Fund’s recognition of its Subsidiary’s subpart F income increases its tax basis in its stock in that Subsidiary. Distributions by a Subsidiary to a Fund, if any, will be tax-free, to the extent of its previously undistributed subpart F income, and will correspondingly reduce the Fund’s tax basis in that stock. Subpart F income is generally treated as ordinary income, regardless of the character of a Subsidiary’s underlying income.

Income from Zero-Coupon and Payment-in-Kind Securities. A Fund may acquire zero-coupon or other securities (such as strips and delayed interest securities) issued with OID. As a holder of those securities, a Fund must include in its gross income the OID that accrues on the securities during the taxable year, even if it receives no corresponding payment on them during the year. Similarly, a Fund must include in its gross income securities it receives as “interest” on payment-in-kind securities. Because each Fund annually must distribute substantially all of its investment company taxable income, including any accrued OID and other non-cash income, to satisfy the Distribution Requirement and avoid imposition of the Excise Tax, a Fund may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from a Fund’s cash assets or from the proceeds of sales of portfolio securities, if necessary. A Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.

Income from REITs. A Fund may invest in REITs that (1) hold residual interests in real estate mortgage investment conduits (“REMICs”) or (2) engage in mortgage securitization transactions that cause the REITs to be taxable mortgage pools (“TMPs”) or have a qualified REIT subsidiary that is a TMP. A portion of the net income allocable to REMIC residual interest holders may be an “excess inclusion.” The Code authorizes the issuance of regulations dealing with the taxation and reporting of excess inclusion income of REITs and RICs that hold residual REMIC interests and of REITs, or qualified REIT subsidiaries, that are TMPs. Although those regulations have not yet been issued, the U.S. Treasury Department and the Service issued a notice in 2006 (“Notice”) announcing that, pending the issuance of further guidance, the Service would apply the principles in the following paragraphs to all excess inclusion income, whether from REMIC residual interests or TMPs.

The Notice provides that a REIT must (1) determine whether it or its qualified REIT subsidiary (or a part of either) is a TMP and, if so, calculate the TMP’s excess inclusion income under a “reasonable method,” (2) allocate its excess inclusion income to its shareholders generally in proportion to dividends paid, (3) inform shareholders that are not “disqualified organizations” (i.e., governmental units and tax-exempt entities that are not subject to the unrelated business income tax) of the amount and character of the excess inclusion income allocated thereto, (4) pay tax (at the highest federal income tax rate imposed on corporations) on the excess inclusion income allocated to its shareholders that are disqualified organizations, and (5) apply the withholding tax provisions with respect to the excess inclusion part of dividends paid to foreign persons without regard to any treaty exception or reduction in tax rate. Excess inclusion income allocated to certain tax-exempt entities (including qualified retirement plans, individual retirement accounts, and public charities) constitutes unrelated business taxable income to them.

A RIC with excess inclusion income is subject to rules identical to those in clauses (2) through (5) (substituting “that are nominees” for “that are not ‘disqualified organizations’” in clause (3) and inserting “record” after “its” in clause (4)). The Notice further provides that a RIC is not required to report the amount and character of the excess inclusion income allocated to its shareholders that are not nominees, except that (1) a RIC with excess inclusion income from all sources that exceeds 1% of its gross income must do so and (2) any other RIC must do so by taking into account only excess inclusion income allocated to the RIC from REITs the excess inclusion income of which exceeded 3% of its dividends. No Fund will invest directly in REMIC residual interests, and no Fund intends to invest in REITs that, to its knowledge, invest in those interests or are TMPs or have a qualified REIT subsidiary that is a TMP.

Capital Loss Carryovers. At October 31, 2011 the Funds had no capital loss carryforwards. During the year ended October 31, 2011, the Direxion Currency Trends Strategy Plus Fund utilized $379,957 of prior year capital loss carryforward.

Pursuant to the Regulated Investment Company Modernization Act of 2010, capital losses sustained in future taxable years will not expire and may be carried over without limitation (in the case of the Direxion Currency Trends Strategy Plus Fund, after it uses the capital loss carryover mentioned above.)

The foregoing is only a general summary of some of the important federal income tax considerations generally affecting the Funds. No attempt is made to present a complete explanation of the federal tax treatment of the Funds’ activities, and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential investors are urged to consult their own tax advisers for more detailed information and for information regarding any state, local, or foreign taxes applicable to a Fund and to distributions therefrom.

FINANCIAL STATEMENTS

The financial statements for the Funds are incorporated by reference in the Fund’s Annual Report to shareholders dated October 31, 2011.

Because the Direxion Indexed Managed Futures Strategy Fund had not commenced operations prior to the date of this SAI, no financial statements are available for the Fund.

To receive a copy of the Prospectus or Annual or Semi-Annual Report to shareholders, without charge, write to or call the Trust at the address or telephone number listed above.

Appendix A

Description of Corporate Bond Ratings

Moody’s Investors Service and Standard and Poor’s Corporation are two prominent independent rating agencies that rate the quality of bonds. Following are expanded explanations of the ratings shown in the Prospectus and this SAI.

Moody’s Investors Service – Long-Term Corporate Obligation Ratings

Moody’s long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings have been published by Moody’s Investors Service, Inc. and Moody’s Analytics Inc. and reflect both the likelihood of default and any financial loss suffered in the event of default.

Aaa: Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A: Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa: Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba: Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B: Obligations rated B are considered speculative and are subject to high credit risk.

Caa: Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C: Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Moody’s Investors Service – Municipal Bond Ratings

The following descriptions of Moody’s long-term municipal bond ratings have been published by Moody’s Investors Service, Inc. and Moody’s Analytics Inc.

Aaa: Issuers or issues rated Aaa demonstrate the strongest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Aa: Issuers or issues rated Aa demonstrate very strong creditworthiness relative to other US municipal or tax-exempt issuers or issues.

A: Issuers or issues rated A present above-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Baa: Issuers or issues rated Baa represent average creditworthiness relative to other US municipal or tax- exempt issuers or issues.

Ba: Issuers or issues rated Ba demonstrate below-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

B: Issuers or issues rated B demonstrate weak creditworthiness relative to other US municipal or tax- exempt issuers or issues.

Caa: Issuers or issues rated Caa demonstrate very weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Ca: Issuers or issues rated Ca demonstrate extremely weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

C: Issuers or issues rated C demonstrate the weakest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating category from Aa through Caa. The modifier 1 indicates that the issuer or obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Standard and Poor’s – Long-Term Corporate and Municipal Bond Ratings

Issue credit ratings are based, in varying degrees, on the following considerations:

•	Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;
•	Nature of and provisions of the obligation;
•

Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA: An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C: Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C: A ‘C’ rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the ‘C’ rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

D: An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized. An obligation's rating is lowered to 'D' upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

Plus (+) or Minus (-): The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

NR: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Moody’s Investors Service – Short-Term Ratings

MIG 1: This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2: This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3: This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG: This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Standard and Poor’s – Short-Term Municipal Ratings

SP-1: Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3: Speculative capacity to pay principal and interest.

Moody’s Investors Service – Commercial Paper Ratings

P-1: Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

Standard and Poor’s – Commercial Paper Ratings

A-1: A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. Ratings of ‘B-1’, ‘B-2’, and ‘B-3’ may be assigned to indicate finer distinctions within the ‘B’ category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B-1: A short-term obligation rated ‘B-1’ is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2: A short-term obligation rated ‘B-2’ is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3: A short-term obligation rated ‘B-3’ is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C: A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation , including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Dual Ratings: S&P assigns “dual” ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term rating symbols are used for bonds to denote the long-term maturity and the short-term rating symbols for the put option (for example, ‘AAA/A-1+’). With U.S. municipal short-term demand debt, note rating symbols are used with the short-term issue credit rating symbols (for example, ‘SP-1+/A-1+’).

APPENDIX B

DIREXION FUNDS

DIREXION INSURANCE TRUST

PROXY VOTING POLICIES AND PROCEDURES

Recognizing the increased scrutiny that both institutions and corporations are under, it is important to have corporate governance that appreciates the importance of consistently applied policy guidelines that are aligned with investors’ views on key issues. With this in mind we currently use ISS’s proxy voting service to execute ballots on behalf of the Direxion Funds and the Direxion Insurance Trust (collectively, the “Trust”). ISS prepares custom research and votes per their recommendation. If we agree with their recommendation, no action is required. However, we retain the right and ability to override the vote if you disagree with ISS’s vote recommendation.

I.	Duty to Vote Proxies

Rafferty Asset Management, LLC (“Rafferty”) views seriously its responsibility to exercise voting authority over securities that are owned by the Trust.

To document that proxies are being voted, ISS (on behalf of the Trust) will maintain a record reflecting when and how each proxy is voted consistent with the requirements of Rule 206(4)-6 under the Investment Advisors Act of 1940 and other applicable regulations. Rafferty will make its proxy voting history and policies and procedures available to shareholders upon request.

II.	Guidelines for Voting Proxies

Rafferty generally follows the recommendations of ISS’s proxy voting guidelines as outlined below. Proxy proposals are considered on their own merits and a determination is made as to support or oppose management’s recommendation. Rafferty will typically accept ISS’s recommendations on social issues as it does not have the means to evaluate the economic impact of such proposals, or determine a consensus among shareholders’ social or political viewpoints.

III.	Review and Compliance

It is Rafferty’s responsibility to oversee ISS’s proxy voting to ensure compliance and timely reporting to US Bank. Reports are verified monthly through ISS’s Votex website. ISS provides US Bank with the NP-X file covering the period from July 1st through June 30th of the following year. US Bank files the NP-X with the SEC on the Trust’s behalf. These records are maintained for five years and the previous two years proxy voting records can be accessed by contacting US Bank.

Below is a summary outlining ISS’s US Proxy Voting Guidelines.

1. Auditors

Ratifying Auditors

Vote FOR proposals to ratify auditors, unless:

•	An auditor has a financial interest in or association with the company, and is therefore not independent;

•	There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position; or

•	Fees for non-audit services are excessive.

2. Board of Directors

Voting on Director Nominees in Uncontested Elections

Vote CASE-BY-CASE on director nominees, examining, but not limited to, the following factors:

•	Composition of the board and key board committees;

•	Attendance at board and committee meetings;

•	Corporate governance provisions and takeover activity;

•	Disclosures under Section 404 of the Sarbanes-Oxley Act;

•	Long-term company performance relative to a market and peer index;

•	Extent of the director’s investment in the company;

•	Existence of related party transactions;

•	Whether the chairman is also serving as CEO;

•	Whether a retired CEO sits on the board;

•	Number of outside boards at which a director serves.

WITHHOLD from individual directors who:

•	Attend less than 75 percent of the board and committee meetings without a valid excuse (such as illness, service to the nation, work on behalf of the company);

•	Sit on more than six public company boards;

•	Are CEOs of public companies who sit on the boards of more than two public companies besides their own (withhold only at their outside boards).

WITHHOLD from the entire board (except for new nominees, who should be considered on a CASE-BY-CASE basis) if:

•	The company’s poison pill has a dead-hand or modified dead-hand feature. Withhold every year until this feature is removed;

•

The board adopts or renews a poison pill without shareholder approval since the beginning of 2005, does not commit to putting it to shareholder vote within 12 months of adoption or reneges on a commitment to put the pill to a vote and has not yet been withheld from for this issue;

•	The board failed to act on a shareholder proposal that received approval by a majority of the shares outstanding the previous year;

•	The board failed to act on a shareholder proposal that received approval of the majority of shares cast for the previous two consecutive years;

•	The board failed to act on takeover offers where the majority of the shareholders tendered their shares;

•	At the previous board election, any director received more than 50 percent withhold votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold rate;

•	A Russell 3000 company underperformed its industry group (GICS group). The test will consist of the bottom performers within each industry group.

WITHHOLD from inside directors and affiliated outside directors when:

•	The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;

•	The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;

•	The full board is less than majority independent.

WITHHOLD from the members of the Audit Committee if:

•	The non-audit fees paid to the auditor are excessive;

•	A material weakness identified in the Section 404 disclosures rises to a level of serious concern; there are chronic internal control issues and an absence of established effective control mechanisms.

WITHHOLD from the members of the Compensation Committee if:

•	There is a negative correlation between chief executive pay and company performance;

•	The company fails to submit one-time transfers of stock options to a shareholder vote;

•	The company fails to fulfill the terms of a burn rate commitment they made to shareholders;

•	The company has poor compensation practices.

WITHHOLD from directors, individually or the entire board, for egregious actions or failure to replace management as appropriate.

Classification/Declassification of the Board

Vote AGAINST proposals to classify the board. Vote FOR proposals to repeal classified boards and to elect all directors annually.

Independent Chair (Separate Chair/CEO)

Generally vote FOR shareholder proposals requiring the position of chair be filled by an independent director unless there are compelling reasons to recommend against the proposal, such as a counterbalancing governance structure. This should include all of the following:

•

Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties. (The role may alternatively reside with a presiding director, vice chairman, or rotating lead director; however the director must serve a minimum of one year in order to qualify as a lead director.);

•	Two-thirds independent board;

•	All-independent key committees;

•	Established governance guidelines;

•	The company does not under-perform its peers.

Majority Vote Shareholder Proposals

Generally vote FOR reasonably crafted shareholders proposals calling for directors to be elected with an affirmative majority of votes cast and/or the elimination of the plurality standard for electing directors (including binding resolutions requesting that the board amend the company’s bylaws), provided the proposal includes a carve-out for a plurality voting standard when there are more director nominees than board seats (e.g., contested elections). Consider voting AGAINST the shareholder proposal if the company has adopted a formal corporate governance policy that present a meaningful alternative to the majority voting standard and provide an adequate response to both new nominees as well as incumbent nominees who fail to receive a majority of votes cast.

At a minimum, a company’s policy should articulate the following elements to adequately address each director nominee who fails to receive an affirmative of majority of votes cast in an election:

•	Established guidelines disclosed annually in the proxy statement concerning the process to follow for nominees who receive majority withhold votes;

•	The policy needs to outline a clear and reasonable timetable for all decision-making regarding the nominee’s status;

•	The policy needs to specify that the process of determining the nominee’s status will be managed by independent directors and must exclude the nominee in question;

•	An outline of a range of remedies (for example, acceptance of the resignation, maintaining the director but curing the underlying causes of the withheld votes, etc.);

•

The final decision on the nominee’s status should be promptly disclosed via an SEC filing. The policy needs to include the timeframe for disclosure and require a full explanation of how the decision was reached.

In addition, the company should articulate to shareholders why its policy is the best structure for demonstrating accountability to shareholders.

3. Proxy Contests

Voting for Director Nominees in Contested Elections

Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:

•	Long-term financial performance of the target company relative to its industry;

•	Management’s track record;

•	Background to the proxy contest;

•	Qualifications of director nominees (both slates);

•	Strategic plan of dissident slate and quality of critique against management;

•	Likelihood that the proposed goals and objectives can be achieved (both slates);

•	Stock ownership positions.

Reimbursing Proxy Solicitation Expenses

Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, vote FOR the reimbursement of all appropriate proxy solicitation expenses associated with the election.

4. Takeover Defenses

Poison Pills

Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it UNLESS the company has: (1) A shareholder approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:

•	Shareholders have approved the adoption of the plan; or

•

The board, in its exercise of its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay in adoption that would result from seeking stockholder approval (i.e. the “fiduciary out” provision). A poison pill adopted under this fiduciary out will be put to a shareholder ratification vote within twelve months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.

Vote FOR shareholder proposals calling for poison pills to be put to a vote within a time period of less than one year after adoption. If the company has no non-shareholder approved poison pill in place and has adopted a policy with the provisions outlined above, vote AGAINST the proposal. If these conditions are not met, vote FOR the proposal, but with the caveat that a vote within twelve months would be considered sufficient.

Vote CASE-by-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

•	No lower than a 20 percent trigger, flip-in or flip-over;

•	term of no more than three years;

•	No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;

•

Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, ten percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

Supermajority Vote Requirements

Vote AGAINST proposals to require a supermajority shareholder vote. Vote FOR proposals to lower supermajority vote requirements.

5. Mergers and Corporate Restructurings

For mergers and acquisitions, evaluate the proposed transaction based on these factors:

•	Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable?

•	Market reaction - How has the market responded to the proposed deal?

•	Strategic rationale - Does the deal make sense strategically? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable.

•	Negotiations and process - Were the terms of the transaction negotiated at arm's length? Was the process fair and equitable?

•

Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests.

•	Governance - Will the combined company have a better or worse governance profile than the parties to the transaction?

6. State of Incorporation

Reincorporation Proposals

Vote CASE-BY-CASE on proposals to change a company's state of incorporation, taking into consideration both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, comparative economic benefits, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

7. Capital Structure

Common Stock Authorization

Vote CASE-BY-CASE on proposals to increase the number of shares of common stock authorized for issuance using a model developed by ISS. Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being de-listed or if a company's ability to continue to operate as a going concern is uncertain. In addition, for capital requests less than or equal to 300 percent of the current authorized shares that marginally fail the calculated allowable cap (i.e., exceed the allowable cap by no more than 5 percent), on a CASE-BY-CASE basis, vote FOR the increase based on the company's performance and whether the company’s ongoing use of shares has shown prudence.

Issue Stock for Use with Rights Plan

Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a non-shareholder approved shareholder rights plan (poison pill).

Preferred Stock

Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock). Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

Vote FOR proposals to create "de-clawed" blank check preferred stock (stock that cannot be used as a takeover defense). Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable. Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.

8. Executive and Director Compensation

Equity Compensation Plans

Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the plan if:

•	The total cost of the company’s equity plans is unreasonable;

•	The plan expressly permits the repricing of stock options without prior shareholder approval;

•	There is a disconnect between CEO pay and the company’s performance;

•	The company’s three year burn rate exceeds the greater of 2 percent and the mean plus 1 standard deviation of its industry group; or

•	The plan is a vehicle for poor pay practices.

Director Compensation

Vote CASE-BY-CASE on compensation plans for non-employee directors, based on the cost of the plans against the company’s allowable cap. Vote for the plan if ALL of the following qualitative factors in the board’s compensation plan are met and disclosed in the proxy statement:

•	Stock ownership guidelines with a minimum of three times the annual cash retainer.

•	Vesting schedule or mandatory holding/deferral period:

•	A minimum vesting of three years for stock options or restricted stock; or

•	Deferred stock payable at the end of a three-year deferral period.

•	A balanced mix between cash and equity. If the mix is heavier on equity, the vesting schedule or deferral period should be more stringent, with the lesser of five years or the term of directorship.

•	No retirement/benefits and perquisites for non-employee directors; and

•	A table with a detailed disclosure of the cash and equity compensation for each non-employee director for the most recent fiscal year.

Disclosure of CEO Compensation-Tally Sheet

Companies should provide better and more transparent disclosure related to CEO pay. Consider withhold votes in the future from the compensation committee and voting against equity plans if compensation disclosure is not improved and a tally sheet is not provided.

Employee Stock Purchase Plans–Qualified Plans

Vote CASE-BY-CASE on qualified employee stock purchase plans. Vote FOR plans if:

•	Purchase price is at least 85 percent of fair market value;
•	Offering period is 27 months or less; and
•	The number of shares allocated to the plan is ten percent or less of the outstanding shares.

Employee Stock Purchase Plans–Non-Qualified Plans

Vote CASE-by-CASE on nonqualified employee stock purchase plans. Vote FOR plans with:

•	Broad-based participation (i.e., all employees with the exclusion of individuals with 5 percent or more of beneficial ownership of the company);

•	Limits on employee contribution (a fixed dollar amount or a percentage of base salary);

•	Company matching contribution up to 25 percent of employee’s contribution, which is effectively a discount of 20 percent from market value;

•	No discount on the stock price on the date of purchase since there is a company matching contribution.

Option Exchange Programs/Re-pricing Options

Vote CASE-by-CASE on management proposals seeking approval to exchange/reprice options, taking into consideration historic trading patterns, rationale for the re-pricing, value-for-value exchange treatment of surrendered options, option vesting, term of the option, exercise price and participation. Vote FOR shareholder proposals to put option re- pricing to a shareholder vote.

Severance Agreements for Executives/Golden Parachutes

Vote FOR shareholder proposals to require golden parachutes or executive severance agreements to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts. Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes. An acceptable parachute should include:

•	A trigger beyond the control of management;

•	The amount should not exceed three times base amount (defined as the average annual taxable W-2 compensation during the five years prior to the year in which the change of control occurs;

•

Change-in-control payments should be double-triggered, i.e., (1) after a change in the company’s ownership structure has taken place, and (2) termination of the executive as a result of the change in control.

9. Corporate Responsibility

Animal Rights

Generally vote AGAINST proposals to phase out the use of animals in product testing unless:

•	The company is conducting animal testing programs that are unnecessary or not required by regulation;

•	The company is conducting animal testing when suitable alternatives are accepted and used at peer firms;

•	The company has been the subject of recent, significant controversy related to its testing programs.

Generally vote FOR proposals seeking a report on the company’s animal welfare standards.

Drug Pricing and Re-importation

Generally vote AGAINST proposals requesting that companies implement specific price restraints on pharmaceutical products unless the company fails to adhere to legislative guidelines or industry norms in its product pricing. Vote CASE-BY-CASE on proposals requesting that the company evaluate their product pricing considering:

•	The existing level of disclosure on pricing policies;

•	Deviation from established industry pricing norms;

•	The company’s existing initiatives to provide its products to needy consumers;

•	Whether the proposal focuses on specific products or geographic regions.

Generally vote FOR proposals requesting that companies report on the financial and legal impact of their policies regarding prescription drug re-importation unless such information is already publicly disclosed. Generally vote AGAINST proposals requesting that companies adopt specific policies to encourage or constrain prescription drug re-importation.

Genetically Modified Foods

Vote AGAINST proposals asking companies to voluntarily label genetically engineered (GE) ingredients in their products or alternatively to provide interim labeling and eventually eliminate GE ingredients due to the costs and feasibility of labeling and/or phasing out the use of GE ingredients.

Tobacco

Most tobacco-related proposals (such as on second-hand smoke, advertising to youth and spin-offs of tobacco-related business) should be evaluated on a CASE-BY-CASE basis.

Toxic Chemicals

Generally vote FOR resolutions requesting that a company discloses its policies related to toxic chemicals. Vote CASE-BY-CASE on resolutions requesting that companies evaluate and disclose the potential financial and legal risks associated with utilizing certain chemicals.

Generally vote AGAINST resolutions requiring that a company reformulate its products within a certain timeframe unless such actions are required by law in specific markets.

Arctic National Wildlife Refuge

Generally vote AGAINST request for reports outlining potential environmental damage from drilling in the Arctic National Wildlife Refuge (ANWR) unless:

•	New legislation is adopted allowing development and drilling in the ANWR region;

•	The company intends to pursue operations in the ANWR; and

•	The company has not disclosed an environmental risk report for its ANWR operations.

Concentrated Area Feeding Operations (CAFOs)

Vote FOR resolutions requesting that companies report to shareholders on the risks and liabilities associated with CAFOs unless:

•	The company has publicly disclosed guidelines for its corporate and contract farming operations, including compliance monitoring; or

•	The company does not directly source from CAFOs.

Global Warming and Kyoto Protocol Compliance

Generally vote FOR proposals requesting a report on greenhouse gas emissions from company operations and/or products unless this information is already publicly disclosed or such factors are not integral to the company’s line of business. Generally vote AGAINST proposals that call for reduction in greenhouse gas emissions by specified amounts or within a restrictive time frame unless the company lags industry standards and has been the subject of recent, significant fines or litigation resulting from greenhouse gas emissions.

Generally vote FOR resolutions requesting that companies outline their preparations to comply with standards established by Kyoto Protocol signatory markets unless:

•	The company does not maintain operations in Kyoto signatory markets;

•	The company already evaluates and substantially discloses such information; or,

•	Greenhouse gas emissions do not significantly impact the company’s core businesses.

Political Contributions

Vote CASE-BY-CASE on proposals to improve the disclosure of a company's political contributions considering: any recent significant controversy or litigation related to the company’s political contributions or governmental affairs; and the public availability of a policy on political contributions. Vote AGAINST proposals barring the company from making political contributions.

Link Executive Compensation to Social Performance

Vote CASE-BY-CASE on proposals to review ways of linking executive compensation to social factors, such as corporate downsizings, customer or employee satisfaction, community involvement, human rights, environmental performance, predatory lending, and executive/employee pay disparities.

Outsourcing/Offshoring

Vote CASE-BY-CASE on proposals calling for companies to report on the risks associated with outsourcing, considering: the risks associated with certain international markets; the utility of such a report; and the existence of a publicly available code of corporate conduct that applies to international operations.

Human Rights Reports

Vote CASE-BY-CASE on requests for reports detailing the company’s operations in a particular country and on proposals to implement certain human rights standards at company facilities or those of its suppliers and to commit to outside, independent monitoring.

10. Mutual Fund Proxies

Election of Directors

Vote CASE-BY-CASE on the election of directors and trustees, following the same guidelines for uncontested directors for public company shareholder meetings. However, mutual fund boards do not usually have compensation committees, so do not withhold for the lack of this committee.

Converting Closed-end Fund to Open-end Fund

Vote CASE-BY-CASE on conversion proposals, considering the following factors:

•	Past performance as a closed-end fund;

•	Market in which the fund invests;

•	Measures taken by the board to address the discount; and

•	Past shareholder activism, board activity, and votes on related proposals.

Establish Director Ownership Requirement

Generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

Reimburse Shareholder for Expenses Incurred

Vote CASE-BY-CASE on shareholder proposals to reimburse proxy solicitation expenses. When supporting the dissidents, vote FOR the reimbursement of the solicitation expenses.

Terminate the Investment Advisor

Vote CASE-BY-CASE on proposals to terminate the investment advisor, considering the following factors:

•	Performance of the fund’s net asset value;

•	The fund’s history of shareholder relations;

•	The performance of other funds under the advisor’s management.

DIREXION FUNDS

PART C

OTHER INFORMATION

Item 28.  Exhibits

(a)	(i	)	Declaration of Trust dated June 3, 1997 is herein incorporated by reference from the Direxion Funds’ (the Trust”) Initial Registration Statement on Form N-1A filed with the Securities and Exchange Commission (“SEC”) on June 6, 1997.

	(ii	)	Amendment to the Declaration of Trust dated April 5, 2006 is herein incorporated by reference from the Post-Effective Amendment No. 65 to the Trust’s Registration Statement filed on Form N-1A with the SEC on May 1, 2006.

(b)			By-Laws dated June 3, 1997 are herein incorporated by reference from the Trust’s Initial Registration Statement on Form N-1A filed with the SEC on June 6, 1997.

(c)			Instrument Defining Rights of Security Holders – None.

(d)	(i	)(A)	Form of Investment Advisory Agreement between the Trust and Rafferty Asset Management, LLC (“RAM”) is herein incorporated by reference from the Pre-Effective Amendment No. 1 to the Trust’s Registration Statement filed with the SEC on September 18, 1997.

	(i	)(B)	Amendment to Schedule A of the Investment Advisory Agreement – filed herewith.

	(ii	)(A)	Form of Subadvisory Agreement between Flexible Plan Investments, Ltd. and RAM is herein incorporated by reference from Post-Effective Amendment No. 21 to the Trust’s Registration Statement filed with the SEC on January 12, 2004.

	(ii	)(B)	Amendment to Schedule A of the Subadvisory Agreement dated January 23, 2006 between Flexible Plan Investments, Ltd. and RAM is herein incorporated by reference from Post-Effective Amendment No. 62 to the Trust’s Registration Statement filed with the SEC on January 20, 2006.

	(iii	)(A)	Form of Subadvisory Agreement between Horizon Capital Management Inc. and RAM is herein incorporated by reference from Post-Effective Amendment No. 33 to the Trust’s Registration Statement filed with the SEC on September 2, 2004.

	(iv	)(A)	Form of Subadvisory Agreement between Wilshire Associates, Inc. and RAM is herein incorporated by reference from Post-Effective Amendment No. 90 to the Trust’s Registration Statement filed with the SEC on February 27, 2009.

(e)	(i	)(A)	Amended and Restated Distribution Agreement between the Trust and Rafferty Capital Markets, Inc. (“RCM”) is herein incorporated by reference from Post-Effective Amendment No. 92 to the Trust’s Registration Statement filed with the SEC on April 30, 2009.

	(i	)(B)	Amendment to Schedule A and Schedule B of the Amended and Restated Distribution Agreement between the Trust and RCM – filed herewith.

	(ii	)	Form of Dealer Agreement is herein incorporated by reference from Post-Effective Amendment No. 5 to the Trust’s Registration Statement filed with the SEC on November 17, 1999.

(f)			Bonus or Profit Sharing Contracts – None.

1

(g)	(i	)	Custody Agreement dated March 17, 2010 is herein incorporated by reference from Post-Effective Amendment No. 119 to the Trust’s Registration Statement filed with the SEC on December 22, 2011.

(h)	(i	)	Transfer Agent Servicing Agreement dated February 24, 2010 is herein incorporated by reference from Post-Effective Amendment No. 104 to the Trust’s Registration Statement filed with the SEC on August 30, 2010.

	(ii	)	Fund Accounting Servicing Agreement dated February 24, 2010 is herein incorporated by reference from Post-Effective Amendment No. 104 to the Trust’s Registration Statement filed with the SEC on August 30, 2010.

	(iii	)	Fund Administration Servicing Agreement dated February 24, 2010 is herein incorporated by reference from Post-Effective Amendment No. 104 to the Trust’s Registration Statement filed with the SEC on August 30, 2010.

	(iv	)(A)	Fulfillment Servicing Agreement is herein incorporated by reference from Pre-Effective Amendment No. 1 to the Trust’s Registration Statement filed with the SEC September 18, 1997.

	(iv	)(B)	Amendment to Exhibit A of the Fulfillment Servicing Agreement is herein incorporated by reference from Post-Effective Amendment No. 65 to the Trust’s Registration Statement filed with the SEC on May 1, 2006.

	(v	)(A)	Form of Operating Services Agreement is herein incorporated by reference from Post-Effective Amendment No. 93 to the Trust’s Registration Statement filed with the SEC on July 2, 2009.

	(v	)(B)	Amendment to Schedule A of the Operating Services Agreement filed herewith.

(i)			Opinion and consent of counsel – filed herewith.

(j)	(i	)	Consent of Independent Registered Public Accounting Firm – filed herewith.

	(ii	)	Power of Attorney dated June 1, 2011 is herein incorporated by reference from Post-Effective Amendment No. 112 to the Trust’s Registration Statement filed with the SEC on July 1, 2011.

	(iii	)	Power of Attorney dated January 25, 2012 – filed herewith.

(k)			Omitted Financial Statements – None.

(l)			Letter of Investment Intent dated September 2, 1997 filed with Pre-Effective Amendment No. 1 to the Trust’s Registration Statement on September 18, 1997.

(m)	(i	)(A)	Investor Class Plan pursuant to Rule 12b-1 dated November 10, 2006 is herein incorporated by reference from Post-Effective Amendment No. 67 to the Trust’s Registration Statement filed with the SEC on December 22, 2006.

	(i	)(B)	Amendment to Schedule A of the Investor Class Plan pursuant to Rule 12b-1 – filed herewith.

	(ii	)(A)	Service Class Plan pursuant to Rule 12b-1 is herein incorporated by reference from Post-Effective Amendment No. 102 to the Trust’s Registration Statement filed with the SEC on February 26, 2010.

	(ii	)(B)	Amendment to Schedule A of the Service Class Plan pursuant to Rule 12b-1 is herein incorporated by reference from Post-Effective Amendment No. 119 to the Trust’s Registration Statement filed with the SEC on December 22, 2011.

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	(iii)	Class A Plan pursuant to Rule 12b-1 – filed herewith.

	(iv)	Class C Plan pursuant to Rule 12b-1 – filed herewith.

	(v)	Investor Class Shareholder Service Plan – is herein incorporated by reference from Post-Effective Amendment No. 119 to the Trust’s Registration Statement filed with the SEC on December 22, 2011.

(n)		Amended and Restated Multiple Class Plan pursuant to Rule 18f-3 – filed herewith.

(o)		Reserved.

(p)	(i)	Code of Ethics of Rafferty Capital Markets, LLC is herein incorporated by reference from Post-Effective Amendment No. 20 to the Trust’s Registration Statement filed with the SEC on December 31, 2003.

	(ii)	Code of Ethics of Flexible Plan Investments, Ltd. is herein incorporated by reference from Post-Effective Amendment No. 21 to the Trust’s Registration Statement filed with the SEC on January 12, 2004.

	(iii)	Code of Ethics of Horizon Capital Management, Inc. dated August 15, 2004 is herein incorporated by reference from Post-Effective Amendment No. 33 to the Trust’s Registration Statement filed with the SEC on September 2, 2004.

	(iv)	Code of Ethics of the Direxion (formerly, Potomac) Funds, Direxion (formerly, Potomac) Insurance Trust and Rafferty Asset Management, LLC dated November 9, 2004 is herein incorporated by reference from Post-Effective Amendment No. 37 to the Trust’s Registration Statement filed with the SEC on December 1, 2004.

	(v)	Code of Ethics of Wilshire Associates, Inc. is herein incorporated by reference from Post-Effective Amendment No. 90 to the Trust’s Registration Statement filed with the SEC on February 27, 2009.

Item 29.  Persons Controlled by or Under Common Control with Registrant

None.

Item 30.  Indemnification

Article XI, Section 2 of the Trust’s Declaration of Trust provides that:

(a)	Subject to the exceptions and limitations contained in paragraph (b) below:

(i)	every person who is, or has been, a Trustee or officer of the Trust (hereinafter referred to as a “Covered Person”) shall be indemnified by the Trust and/or by the appropriate Series to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him or her in connection with any claim, action, suit or proceeding in which he or she becomes involved as a party or otherwise by virtue of his or her being or having been a Covered Person and against amounts paid or incurred by him or her in the settlement thereof;

(ii)	the words “claim,” “action,” “suit,” or “proceeding” shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened while a Covered Person is in office or thereafter, and the words “liability” and “expenses” shall include, without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

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(b)	No indemnification shall be provided hereunder to a Covered Person:

(i)	who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office or (B) not to have acted in good faith in the reasonable belief that his or her action was in the best interest of the Trust; or

(ii)	in the event of a settlement, unless there has been a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, (A) by the court or other body approving the settlement; (B) by at least a majority of those Trustees who are neither Interested Persons of the Trust nor parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry or full investigation); or (C) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry); provided, however, that any Shareholder may, by appropriate legal proceedings, challenge any such determination by the Trustees, or by independent legal counsel.

(c)	The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such Trustee or officer and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel, other than Trustees and officers, and other persons may be entitled by contract or otherwise under law.

(d)	Expenses in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in paragraph (a) of this Section 2 may be paid by the Trust from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him or her to the Trust if it is ultimately determined that he or she is not entitled to indemnification under this Section 2; provided, however, that:

(i)	such Covered Person shall have provided appropriate security for such undertaking,

(ii)	the Trust is insured against losses arising out of any such advance payments, or

(iii)	either a majority of the Trustees who are neither interested persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a trial-type inquiry or full investigation), that there is reason to believe that such Covered Person will be found entitled to indemnification under this Section 2.

According to Article XII, Section 1 of the Declaration of Trust, the Trust is a trust and not a partnership. Trustees are not liable personally to any person extending credit to, contracting with or having any claim against the Trust, a particular Series or the Trustees. A Trustee, however, is not protected from liability due to willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Article XII, Section 2 provides that, subject to the provisions of Section 1 of Article XII and to Article XI, the Trustees are not liable for errors of judgment or mistakes of fact or law, or for any act or omission in accordance with advice of counsel or other experts or for failing to follow such advice.

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Item 31.  Business and Other Connections of Investment Adviser

Rafferty Asset Management, LLC (the “Adviser”), 33 Whitehall Street, 10th Floor, New York, New York 10004, offers investment advisory services. Information as to the officers and directors of the Adviser is included in its current Form ADV filed with the SEC (Registration Number 801-54679).

Flexible Plan Investments, Ltd. (“Flexible Plan”), 3883 Telegraph Road, Suite 100, Bloomfield Hills, Michigan, 48302, offers investment advisory services. Information as to the officers and directors of Flexible Plan is included in its current Form ADV filed with the SEC (Registration Number 801-21073).

Horizon Capital Management, Inc. (“HCM”), 141 Ridgeway Drive, Suite 203, Lafayette, LA 70503, offers investment advisory services. Information as to the officers and directors of HCM is included in its current Form ADV filed with the SEC (Registration Number 801-26038).

Wilshire Associates, Inc. (“Wilshire”) 1299 Ocean Avenue Suite 700, Santa Monica, CA 90401, offers investment advisory services. Information as to the officers and directors of Wilshire is included in its current Form ADV filed with the SEC (Registration Number 801-36233).

Item 32.  Principal Underwriter

(a)	Rafferty Capital Markets, LLC, 59 Hilton Avenue, Garden City, NY 11530, serves as principal underwriter for the Direxion Funds, Acadia Funds, Archer Funds, Aviemore Funds, Bretton Funds, Castle Focus Fund, Chou America Mutual Fund, Christopher Weil & Co. Funds, Conestoga Funds, Entrepreneur Shares, FMI Funds, HNP Capital Growth & Preservation Fund, Leuthold Funds, Marketocracy Funds, Neiman Funds, New Frontiers KC India Fund, Oracle Funds, Paradigm Funds, PIP New Generation Fund, Ranger Funds, Satuit Funds, Sparrow Funds, Turquoise Fund, Wireless Fund and Yacktman Funds.

(b)	The director and officers of Rafferty Capital Markets, LLC are:

Name	Positions and Offices with Underwriter	Position and Offices with Registrant

Thomas A. Mulrooney	President	None

Lawrence C. Rafferty	Director	Chairman of the Board of Trustees

Stephen P. Sprague	Chief Financial Officer	None

The principal business address of each of the persons listed above is 59 Hilton Avenue, Garden City, New York 11530.

Item 33.  Location of Accounts and Records

The books and records required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, (the “1940 Act”) are maintained in the physical possession of the Trust’s investment adviser, subadviser, administrator, custodian, subcustodian, or transfer agent.

Item 34.  Management Services

Not applicable.

Item 35.  Undertakings

Not applicable.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, (the “Securities Act”) and the 1940 Act, the Registrant certifies that this Post-Effective Amendment No. 121 to its Registration Statement meets all the requirements for effectiveness pursuant to Rule 485(b) of the Securities Act, and the Registrant has duly caused this Post-Effective Amendment No. 121 to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and the State of New York on February 1, 2012.

DIREXION FUNDS

BY:	/s/ Daniel D. O’Neill *
Daniel D. O’Neill
President

Pursuant to the requirements of the Securities Act, this Post-Effective Amendment No. 121 to its Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Lawrence C. Rafferty* Lawrence C. Rafferty	Chairman of the Board	February 1, 2012

/s/ Daniel J. Byrne* Daniel J. Byrne	Trustee	February 1, 2012

/s/ Gerald E. Shanley III* Gerald E. Shanley III	Trustee	February 1, 2012

/s/ John Weisser* John Weisser	Trustee	February 1, 2012

/s/ Patrick J. Rudnick Patrick J. Rudnick	Principal Financial Officer and Treasurer	February 1, 2012

/s/ Daniel D. O’Neill* Daniel D. O’Neill	President and Principal Executive Officer	February 1, 2012

*BY:	Patrick J. Rudnick
Patrick J. Rudnick, Principal Financial Officer, Treasurer and Attorney-In Fact

SIGNATURES

Direxion CTS Fund certifies that it meets all of the requirement for effectiveness of this registration statement under rule 485(b) under the Securities Act and has duly caused this Registration Statement of the Direxion Indexed Commodity Strategy Fund, with respect only to information that specifically relates to Direxion CTS Fund, to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of New York, and State of New York, on February 1, 2012.

DIREXION CTS FUND

BY:	/s/ Gerald E. Shanley, III*
Gerald E. Shanley, III
Trustee

This Registration Statement of the Direxion Indexed Commodity Strategy Fund, with respect only to information that specifically relates to Direxion CTS Fund, has been signed below by the following person in the capacity and on the date indicated:

Signature	Title	Date

/s/ Gerald E. Shanley III* Gerald E. Shanley III	Director	February 1, 2012

SIGNATURES

Direxion MFS Fund certifies that it meets all of the requirement for effectiveness of this registration statement under rule 485(b) under the Securities Act and has duly caused this Registration Statement of the Direxion Indexed Managed Futures Fund, with respect only to information that specifically relates to Direxion MFS Fund, to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of New York, and State of New York, on February 1, 2012.

DIREXION CTS FUND

BY:	/s/ Gerald E. Shanley, III*
Gerald E. Shanley, III
Trustee

This Registration Statement of the Direxion Indexed Commodity Strategy Fund, with respect only to information that specifically relates to Direxion CTS Fund, has been signed below by the following person in the capacity and on the date indicated:

Signature	Title	Date

/s/ Gerald E. Shanley III* Gerald E. Shanley III	Director	February 1, 2012

INDEX TO EXHIBITS

Exhibit Number	Description

(d)(i)(B)	Amendment to Schedule A of the Investment Advisory Agreement

(e)(i)(B)	Amendment to Schedule A and Schedule B of the Amended and Restated Distribution Agreement between the Trust and RCM

(h)(v)(B)	Amendment to Schedule A of the Operating Services Agreement

(i)	Opinion and Consent of Counsel

(j)(i)	Consent of Independent Registered Public Accounting Firm

(j)(iii)	Power of Attorney dated January 25, 2012

(m)(i)(B)	Amendment to Schedule A of the Investor Class Plan pursuant to Rule 12b-1

(m)(iii)	Class A Plan pursuant to Rule 12b-1

(m)(iv)	Class C Plan pursuant to Rule 12b-1

(n)	Amended and Restated Multiple Class Plan pursuant to Rule 18f-3